UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	2/28/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon Balanced Fund

SEMIANNUAL REPORT	February 28, 2009

Contents

The Funds

Letter from the President 2

Discussion of Funds' Performance
- BNY Mellon Large Cap Stock Fund 3
- BNY Mellon Income Stock Fund 5
- BNY Mellon Mid Cap Stock Fund 7
- BNY Mellon Small Cap Stock Fund 9
- BNY Mellon U.S. Core Equity 130/30 Fund 11
- BNY Mellon International Fund 13
- BNY Mellon Emerging Markets Fund 15
- BNY Mellon International Appreciation Fund 17
- BNY Mellon Balanced Fund 19

Understanding Your Fund's Expenses 21

Statements of Investments 23

Statement of Securities Sold Short 36

Statements of Assets and Liabilities 58

Statements of Operations 61

Statement of Cash Flows 64

Statements of Changes in Net Assets 65

Financial Highlights 71

Notes to Financial Statements 90

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2009.

The reporting period was extremely challenging for investors. The U.S. and most international economies have continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions. Meanwhile, the worst financial crisis of our generation has driven major financial institutions to the brink of bankruptcy. Although government and monetary authorities have responded aggressively with massive bailouts, lower interest rates and economic stimulus programs, several major international stock indices have shed more than half their value since peaking in the fall of 2007. The steep decline in equity markets has been broad based, with stocks across all geographic regions, capitalization ranges and economic sectors losing considerable value.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors' generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them. That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one's future goals and attitudes toward risk. As always, we urge you to consult with your portfolio manager, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of –42.93%, and Investor shares returned –42.95%.1 For the same period, the total return of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, was –41.79%.2

Large-cap stocks declined sharply over the reporting period amid a deepening U.S. recession and an intensifying global financial crisis. The fund underper-formed its benchmark, primarily due to relatively weak stock selections in the information technology, energy, telecommunications services and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis to select the most attractive of the higher ranked securities, drawing on a variety of internal and Wall Street research sources. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply across all industry groups and capitalization ranges in the midst of a global financial crisis and a deep U.S. recession. Slumping home values, rising unemployment and plunging consumer confidence exacerbated an ongoing economic slowdown, producing one of the most severe downturns since the Great Depression. In late November, the National Bureau of Economic Research officially declared that the United States has been mired in a recession since late 2007.

Meanwhile, a credit crisis that began in the sub-prime mortgage market in 2007 escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions over the brink of insolvency. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, massive deleveraging pressures among investors punished stocks indiscriminately, seemingly regardless of underlying fundamentals, wiping out a decade or more of stock market appreciation by the reporting period’s end.

Lack of Exposure to Some Better Performers Hurt Returns

The fund’s lagging performance compared to its benchmark stemmed primarily from its lack of exposure to stocks that fared relatively well for the S&P 500 Index. In the information technology area, the fund did not own International Business Machines and Google, preventing it from participating in the stocks’ relative strength. Among energy stocks, the fund did

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

not own industry giant ExxonMobil, which held up well despite a relatively rich valuation. Results in the consumer staples sector were hampered by lack of exposure to benchmark components Procter & Gamble,The Coca-Cola Company and Anheuser-Busch.

Some individual holdings in these three sectors also disappointed. Despite the potential benefit of litigation settlement with wireless telephone company QUAL-COMM, technology company Nokia declined sharply. In the energy sector, the fund’s results were hindered by integrated energy company ConocoPhillips and oil services provider ENSCO International. ENSCO was sold during the reporting period. In the telecommunications services sector, lack of exposure to Verizon hurt the fund’s relative performance, as did an underweighted position in the sector. Many still consider the telecommunications sector to be a defensive play, but we believe this view ignores major changes to the business model. Finally, in the consumer staples sector, cosmetics leader Estee Lauder fell sharply as declining sales of luxury products overshadowed the potential benefits of management’s restructuring program, prompting us to sell the stock.

On the other hand, relatively bright spots during the reporting period included the consumer discretionary sector, where we focused on companies that we believed would hold up better in the downturn. For example, discount retailers Family Dollar Stores and Ross Stores benefited from increased demand for low-cost goods from budget-conscious consumers, as did restaurant chains McDonald’s and Darden Restaurants. Similarly, the fund’s holdings in the financials sector fared better than the benchmark’s financial component as we emphasized companies such as insurer Chubb and banking giant JPMorgan Chase & Co. that we regarded as better positioned to weather the financial crisis. Conversely, the fund did not own some of the more severely affected financial institutions, including troubled insurer American International Group.

Preparing for an Eventual Recovery

As of the reporting period’s end, the financial crisis has persisted, economic weakness has accelerated and stock prices have continued to decline. Consequently, we have maintained a relatively defensive posture. However, equity markets currently appear to reflect extremely bearish investor sentiment, and today’s depressed valuations may provide opportunities to invest in fundamentally sound companies that could rally in the early stages of an eventual rebound, including semiconductor manufacturers, well-managed retailers and certain industrial companies.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

4

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Income Stock Fund’s Class M shares produced a total return of –42.24%, and its Investor shares produced a total return of –42.31%.1 In comparison, the Russell 1000 Value Index (the “Index”), the fund’s benchmark, provided a total return of –44.71%.2

A global financial crisis and a severe U.S. economic slowdown contributed to broad and steep stock market declines. Although the fund posted a substantial loss in this challenging environment, it produced higher returns than its benchmark, primarily due to the relative success of our security selection strategy.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal,the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Financial Crisis and Recession Roiled Equity Markets

Stocks plummeted during the reporting period as a global credit crisis intensified, a U.S. recession deepened and investor uncertainty grew. Slumping housing markets, rising unemployment, plunging consumer confidence and the failures of several major financial institutions exacerbated an ongoing economic slowdown, leading to indiscriminate selling pressure that dominated the equity markets over the first half of the reporting period. By the start of 2009, the markets appeared to begin to differentiate between fundamentally sound companies and those with less favorable characteristics. However, market averages continued to fall through the end of the reporting period.

Our “Bottom-Up” Approach Cushioned Losses

The fund’s absolute performance suffered along with the overall market under these difficult conditions. However, our bottom-up security selection process produced positive contributions to the fund’s relative performance, enabling it to outperform its benchmark.

Most notably, the fund’s performance in the hard-hit financials sector was aided by reduced exposure to the more severely compromised banks, such as Citigroup, and through overweighted positions in diversified financial companies with less exposure to the credit crisis, including Northern Trust. In non-banking financial industries,lack of exposure to troubled insurer American International Group and overweighted positions in The Chubb Corporation and Fidelity National Financial bolstered the fund’s relative results.

In the industrials sector, robust exposure to defensively positioned companies, such as integrated services providerWaste Management, Inc., contributed positively to the fund’s relative performance, as did underweighted exposure to General Electric, which was hurt by its credit services division. Moreover, some consumer discretionary companies benefited when Americans delayed major purchases in the struggling economy. For example, retailer Home Depot outperformed when patrons increasingly focused on renovating their existing homes instead of purchasing new properties. The home improvement chain also benefited from effective cost-cutting.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

As is to be expected under extremely volatile market conditions, the fund encountered some disappointments during the reporting period. A relatively small position in the telecommunication services sector detracted from relative performance, primarily due to underexposure to industry leader Verizon. These stocks rose given safe haven status resulting in valuation premiums that made them less attractive to us. Underweighted exposure to the energy sector and most specifically ExxonMobil also proved detrimental.

Finding Attractive Valuations Outside Defensive Stocks

As 2009 unfolds, we believe that recent relative strength among traditionally defensive stocks may moderate as their valuations have reached richer levels. Our research has uncovered what we believe to be attractive valuations among certain stocks that may have been punished too severely in the downturn. In addition, we have continued to focus on companies whose products appeal to value-conscious consumers, and we have explored pharmaceutical firms poised to engage in mergers-and-acquisitions activity as a means to achieve cost savings and cushion the effects of upcoming patent expirations. We have retained the fund’s underweighted exposure to banks and life insurance companies, and we have increased the fund’s exposure to property-and-casualty insurers, insurance brokers and title insurance companies, as we believe their businesses allow for greater relative growth opportunity in today’s volatile marketplace.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

6

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1,2008,through February 28,2009

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of –43.24%, Investor shares returned –43.28% and Dreyfus Premier shares returned –43.47%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of –44.32%, and the average return of all funds in the Lipper Mid-Cap Core category was –43.86% for the same period.2

Midcap stocks declined sharply along with other capitalization ranges over the reporting period as an intensifying financial crisis and a severe recession depressed investor sentiment.The fund produced slightly higher returns than its benchmark and Lipper category average, which we attribute mainly to our “bottom-up” security selection strategy.

On March 16, 2009, Stephen Mozur became the primary portfolio manager of the fund. Previously, Mr. Mozur was an additional portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply and broadly across all industry groups and capitalization ranges in the midst of a global financial crisis and a deep U.S.recession.Slumping home values, rising unemployment and plunging consumer confidence exacerbated an ongoing economic slowdown, producing one of the most severe downturns since the Great Depression. Meanwhile, a credit crisis that originated in 2007 in the U.S. sub-prime mortgage market escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions over the brink of insolvency. Despite aggressive efforts by monetary and government authorities to forestall further deterioration on both the economic and credit-market fronts, equity investors responded negatively, wiping out a decade or more of stock market appreciation by the reporting period’s end.

Bottom-Up Approach Helped Cushion Losses

Although the fund declined sharply in this difficult environment, losses were cushioned compared to the benchmark by our security selection strategy, which produced better-than-average results in six of the S&P 400 Index’s 10 economic sectors. Relative results were particularly beneficial in the consumer discretionary sector, where we focused on companies with products or services that tend to remain in demand during downturns. Low-price retailer Dollar Tree, discount travel company Priceline and budget dining chain Darden Restaurants fared relatively well as cost-conscious consumers turned to inexpensive goods. Similarly, auto parts retailer O’Reilly Automotive benefited as consumers sought to extend the life of their vehicles rather than purchase new ones.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In the hard-hit financial sector, we maintained relatively light exposure to banks, instead emphasizing insurance companies that we regarded as relatively insensitive to credit market conditions. For example, insurer Fidelity National Financial achieved strong results in its title insurance business, which benefited from low interest rates and the need for title searches and insurance for foreclosed properties.The fund’s health care investments emphasized midcap biotechnology companies, such as Cephalon, which investors regarded as potential acquisition targets for large pharmaceutical developers seeking future growth opportunities. The fund’s position in fertilizer producer Terra Industries boosted performance in the materials sector when the company received a takeover offer from a larger rival. Finally, in the industrials sector, United Airlines, which was sold during the reporting period, more than doubled in value when fuel costs fell.

Laggards during the reporting period included stocks in the utilities sector, where the fund held no exposure to two of the sector’s better performing companies. In the consumer staples sector, nutritional supplements seller Herbalife encountered concerns regarding the health of its global markets. Technology company CommScope suffered from diminished customer demand, prompting us to sell the fund’s position. We also eliminated the fund’s holdings of telecommunications services provider NII Holdings, which saw its revenues per user decline.

Maintaining a Defensive Posture

As of the reporting period’s end, the financial crisis has persisted, economic weakness has accelerated and stock prices have continued to decline.Therefore, we intend to maintain a relatively defensive strategy. We recently increased the number of fund holdings to approximately 160 stocks in an attempt to mitigate the effects on the broader portfolio of unexpected declines in individual positions.When choosing stocks, we have placed greater emphasis on companies with robust cash flows that may tide them over until the economy and credit markets recover. In our view, these are prudent strategies in a bear market of historic proportions.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap
400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U. S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

8

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Dwight E. Cowden, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of –43.96%, and Investor shares returned –43.69%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of –46.38% for the same period.2

Small-cap stocks declined sharply amid an intensifying global financial crisis and a weakening U.S. economy. Although we are never satisfied with negative absolute returns, especially of this magnitude, we nonetheless are pleased that the fund produced higher returns than its benchmark in this challenging investment environment, primarily due to our security selection strategy in the consumer discretionary, materials and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations generally are in the range of companies included in the Index at the time of purchase. We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk management. We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile. We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive.We use portfolio construction techniques to manage sector and industry risks, and we attempt to keep those risks at levels that are similar to those of the Index.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply across all industry groups and capitalization ranges as slumping home values, rising unemployment and plunging consumer confidence exacerbated an ongoing economic slowdown, producing one of the most severe downturns since the Great Depression. In late November, the National Bureau of Economic Research officially declared that the United States has been mired in a recession since late 2007.

Meanwhile, a credit crunch that began in 2007 escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions over the brink of insolvency. Despite aggressive efforts by government and monetary authorities to forestall further deterioration, equity investors generally responded negatively. Although every small-cap market sector declined during the reporting period, the utilities, consumer staples and health care sectors held up relatively well, while the energy and materials sectors posted weaker results.

Security Selection Strategies Supported Relative Performance

In this highly challenging market environment, our security selection strategy proved relatively effective in the consumer discretionary sector. Discount retailers Family Dollar, which was sold during the reporting period, and Dollar Tree benefited from rising demand from budget-minded consumers for low-cost goods. Similarly, consumers seeking to extend the life of their vehicles helped support the financial results of auto parts seller O’Reilly Automotive. Children’s clothing company Carter’s also fared relatively well, as its products are less discretionary compared to the average retailer.

The fund’s relative performance in the materials sector benefited from an overall underweighted exposure

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

and strong stock selection. Fertilizer producer Terra Industries received an acquisition offer, while demand remained strong. Overweighting the packaging industry also bolstered the fund’s relative performance, where Silgan Holdings experienced better-than-expected volume growth and earnings stability than its peers. Our positions in both Terra and Silgan were sold during the reporting period.

In the technology sector, ON Semiconductor benefited from cost cutting efforts, including factory shutdowns and bonus curtailments. Comtech Telecom performed well after receiving several large contracts, including the company’s largest ever from the U.S. Army. Synaptics continued to enjoy strong demand for the touch screens used in mobile phones and scrolling keypads.

Disappointments during the reporting period stemmed partly from an underweighted position in gas utilities early in the reporting period, as the industry performed relatively well in the difficult market environment. In addition, relatively heavy exposure to airlines and weak stock selections in the industrials sector hurt performance. Despite declining fuel costs and reduced industry capacity, United Airlines lost value due to concerns regarding credit levels and customer demand.Laser manufacturer II-VI Inc. reported disappointing sales and earnings after performing strongly during previous reporting periods. Corrections Corp. slid amid concerns over contract pricing and delays in a prison contract in California, and was sold during the reporting period.

Finding Opportunities in Distressed Markets

As of the reporting period’s end, we believe the recession, financial crisis, hedge fund liquidations and slowdowns in housing and consumer markets are likely to keep market volatility at elevated levels.Therefore, we have maintained the fund’s generally neutral market-capitalization and sector allocation strategies, with modestly underweighted positions in weaker areas.We have established a slight bias toward growth stocks,as growth has become harder to find in the slowing economy. Moreover, we have continued to focus on companies that we believe may benefit from consumer’s preference for inexpensive goods, mergers-and-acquisitions activity among biotechnology companies and the health care sector’s relative lack of sensitivity to economic trends.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
	Past	performance is no guarantee of future results. Share price and investment
	return	fluctuate such that upon redemption, fund shares may be worth more or
	less	than their original cost. Return figures provided reflect the absorption of
	certain	fund expenses by The Dreyfus Corporation pursuant to an agreement
	in	effect through September 30, 2010, at which time it may be extended,
	terminated	or modified. Had these expenses not been absorbed, the fund’s
	returns	would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and,
	where	applicable, capital gain distributions.The Standard & Poor’s SmallCap
	600	Index is a broad-based index and a widely accepted, unmanaged index of
	overall	small-cap stock market performance.The index does not take into
	account	fees and expenses to which the fund is subject.

10

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 29, 2009, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of –42.00%, and Investor shares returned –42.14%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) produced a –41.79% total return.2

Large-cap stocks declined sharply over the reporting period amid a deepening U.S. recession and an intensifying global financial crisis.The fund was flat versus its benchmark, primarily due to relatively weak stock selections in the consumer staples, telecommunications services and energy sectors which offset solid contributions from consumer discretionary, financials, and utilities holdings.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately

25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply across all industry groups and capitalization ranges in the midst of a global financial crisis and a deep U.S. recession. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the most severe downturns since the Great Depression. In late November, the National Bureau of Economic Research officially declared that the United States has been mired in a recession since late 2007.

Meanwhile, an ongoing credit crisis escalated into a global financial crisis over the summer of 2008, pushing a number of major financial institutions over the brink of insolvency. Despite aggressive efforts by monetary and government authorities to forestall further deterioration, massive deleveraging pressures among investors punished stocks indiscriminately, seemingly regardless of underlying fundamentals, wiping out a decade or more of stock market appreciation by the reporting period’s end.

Some Long and Short Positions Undermined Returns

The fund’s relative performance was constrained by disappointments among some individual holdings and short positions. In the consumer staples sector, cosmetics leader Estee Lauder fell sharply as declining sales of luxury products overshadowed the potential benefits of management’s restructuring program. Results in the sector also were hampered by short positions in Hormel

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

Foods, Hershey and spirits producer Brown-Forman. Our short position in Hershey was closed out during the reporting period. In the telecommunications services sector, a short position in Verizon hurt the fund’s relative performance, as did an underweighted position in the sector. Many still consider the telecommunications sector to be a defensive play, but we believe this view ignores major changes to the business model. Finally, among energy stocks, the fund did not own industry giant ExxonMobil, which held up well despite a relatively rich valuation. The fund’s results also were hindered by long positions in integrated energy producer ConocoPhillips and oil services provider Nabors Industries. Our position in Nabors Industries was sold during the reporting period.

On the other hand, relatively bright spots included the consumer discretionary sector, where we focused on companies that we believed would hold up better in the downturn. For example, discount retailers Family Dollar Stores and Ross Stores benefited from increased demand for low-cost goods from budget-conscious consumers, as did restaurant chains McDonald’s and Darden Restaurants. Short positions in motorcycle manufacturer Harley-Davidson, retailer Nordstrom and residential construction supplier Mohawk Industries also bolstered results. All three of these positions were closed out during the reporting period.

The fund’s holdings in the financials sector fared better than the benchmark’s financial component as we emphasized companies – such as insurer Chubb, banking giant JPMorgan Chase & Co., bank holding company Northern Trust and credit card processor Visa – that we regarded as better positioned to weather the financial crisis. The fund also benefited from a short position in troubled insurer American International Group, which was covered during the reporting period. In the utilities sector, regulated power producers PG&E, American Electric Power and Sempra Energy enjoyed protection from rising credit costs. Among materials stocks, short positions in metals producers U.S. Steel and Alcoa fared well as commodity prices fell, and a long position in fertilizer maker Mosaic rebounded from earlier weakness.

Preparing for an Eventual Recovery

As of the reporting period’s end, the financial crisis has persisted, economic weakness has accelerated and stock prices have continued to decline. Consequently, we have maintained a relatively defensive posture. However, equity markets currently appear to reflect extremely bearish investor sentiment, and today’s depressed valuations may provide opportunities to invest in fundamentally sound companies that could rally in the early stages of an eventual rebound, including semiconductor manufacturers, well-managed retailers and certain industrial companies.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

12

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by D. Kirk Henry andWilliam S. Patzer, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon International Fund’s Class M shares produced a total return of –40.65%, and Investor shares produced a total return of –40.72%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index” or the “Index”), produced a total return of –44.58% for the same period.2

International equities fell sharply during the reporting period due to a global economic slowdown and an intensifying financial crisis.While we are never satisfied with negative absolute returns, especially of this magnitude, we nonetheless are pleased that the fund produced higher returns than its benchmark, largely due to the success of our stock selection strategy in Europe.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, will continue to be managed in accordance with the value-oriented investment style. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

International Equities Tumbled in Global Economic Downturn

International equities lost substantial value during the reporting period as investor sentiment was depressed by an intensifying recession and a global financial crisis.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Rising unemployment and plummeting housing prices in many international markets dampened consumer spending and business investment.At the same time,the effects of the financial crisis were particularly severe among European banks, which reported massive write-downs among assets tied to troubled U.S. housing markets.

European Equities Supported Fund’s Relative Performance

Although the fund declined along with international markets during the reporting period, our security selection process enabled it to produce higher returns than its benchmark.The fund’s positive relative performance stemmed primarily from its holdings in the United Kingdom, France and Germany. Top performers in the United Kingdom included Centrica, a residential and corporate gas distributor; Unilever, a top maker of packaged consumer goods; and Vodafone, the world’s leading wireless telephone services carrier. In addition, as commodities prices slumped during the reporting period, the fund’s relative performance benefited from limited exposure to metals-and-mining giants BHP Billiton and Rio Tinto.

In France, the fund’s relative performance was most aided by pharmaceutical giant Sanofi-Aventis, France Telecom and integrated oil company TOTAL. Munich Re (Munchener Ruckversicherungs), Germany’s reinsurance company, fared well due to firmer pricing ability in a consolidating industry; and MTU Aero Engines, an aircraft engine component manufacturer that advanced due to service contracts for military vehicles.

On the other hand, disappointments stemmed from Bank of China Hong Kong Holdings, which was caught up in the global financial downdraft; Finnish cellular phone maker Nokia, which was adversely affected by a sharp decline in global sales; and Japan’s Nomura Holdings, a financial institution that suffered after acquiring Lehman Brothers’Asian business.

Protecting Capital in a Turbulent Market

In this challenging environment, we have focused our efforts on cushioning declines through investments in companies that, in our judgment, have solid capital structures, positive cash flows, the flexibility to reduce costs and the ability to deliver earnings growth during economic expansions.We believe that stocks with these characteristics are likely to lead the international markets higher in an eventual rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking which is voluntary, not contractual, and may be terminated at any time.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

14

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by D. Kirk Henry andWilliam S. Patzer, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of –45.11%, and Investor shares returned –45.20%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), the fund’s benchmark, provided a total return of –47.21% for the same period.2

Emerging markets plummeted along with most of the world’s equity markets during the reporting period as a global economic slowdown and financial crisis intensified.While we are never satisfied with negative absolute returns, especially of this magnitude, we are pleased that the fund produced higher returns than its benchmark, due primarily to better-than-average stock selections in South Africa, Russia and Brazil.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, was invested in companies the investment adviser considered to be “value” companies. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Index.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% to 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Emerging Markets Plunged in Global Financial Crisis

In October 2007, almost a year before the start of the reporting period, emerging equity markets surged to record highs, with stocks in China and India trading at unprecedented levels. Some analysts suggested that emerging markets had “decoupled” from their industrialized counterparts, and that emerging economies could continue their brisk growth even in the event of a recession in the United States and Europe.This theory was proved incorrect over the summer of 2008,

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

when both developed and emerging market stocks fell sharply as a credit crunch escalated into a full-blown financial crisis. As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, leading to broadly lower stock prices and severely constrained credit availability.

All Sectors Retracted Sharply Amid Market Turbulence

As a result of these developments, all countries and market sectors tracked by the Index posted double-digit, negative absolute returns over the reporting period. Nonetheless, the fund received positive contributions to relative performance from its overweighted positions in South Africa’s AngloGold Ashanti and Gold Fields Limited, which fared well as investors flocked to the traditional safe haven of precious metals. In Russia, the fund’s underweighted position in commodities stocks also aided performance. Russian wireless telecommunications provider Mobile TeleSystems and Brazilian telecommunications companies Tele Norte Leste Participações and Telemig Celular Participações also benefited the fund, as did overweighted exposure to Brazilian utilities.

On the other hand, the fund’s lack of exposure to a major Israeli pharmaceutical company hurt performance, and adverse currency movements in Mexico undermined returns from several consumer-related stocks.

Finding Value-Oriented Buying Opportunities

While the global recession and financial crisis have created serious economic headwinds for all equity markets, valuations have reached historical lows, and the emerging markets currently appear to reflect investors’ low expectations. While investors are slowly appearing to change their investment sentiment toward emerging markets, a sustainable upward trend appears unlikely over the near term. Over the longer term, however, we intend to take advantage of the investment opportunities that we believe were punished too severely in the downturn, potentially positioning the fund for the potential to outperform in an eventual rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.
Index return does not reflect fees and expenses associated with operating a mutual fund.

16

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through February 28, 2009, as provided by Denise Krisko, Portfolio Manager

Note to Shareholders: Effective January 1, 2009, the fund changed its fiscal year-end from December 31 to August 31, which is consistent with all of the funds comprising the BNY Mellon Funds Trust.

Fund and Market Performance Overview

For the two-month period ended February 28, 2009, BNY Mellon International Appreciation Fund’s Class M and Investor shares both produced a total return of –22.34%.1 In comparison, the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index” or “Index”), the fund’s benchmark, was –19.07%.2

We attribute the fund’s underperformance relative to the benchmark Index to significant pricing differences between the common stock shares of the companies comprising the MSCI EAFE Index, and the pricing of the related Depositary Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights, sector weights, and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

ADR Price Dislocations Hurt Fund Performance

The reporting period began with continuing and ominous themes: heightened volatility throughout the international equity markets; a global credit crunch and concerns surrounding the state of the U.S. economy. And so far in 2009, an unprecedented Fed rate cut and concerted stimulus efforts around the world have done very little to calm a very skeptical global marketplace. As the markets continue to operate under a cloud of caution and fear in anticipation of the next negative media report, even traditional bellwethers have not been immune to price depreciation, as technical factors continue to dominate over fundamentals.

While the companies that offer ADRs tend to be larger, higher-quality companies, the recent and abrupt bear-market swing caused significant price dislocations between such ADRs and their underlying equity counterparts — which comprise the MSCI EAFE Index –– resulting in the main cause for the fund’s underperformance compared to its benchmark Index. Notwithstanding such valuation discrepancies, the fund’s performance, on a gross valuation basis, was in line with that of its benchmark Index.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

Sector and Country Attribution Overview

Generally, there was no significant variation between the fund and the Index with regard to sector and/or country attribution. As financials remained one of the weakest sectors across virtually all of the developed markets, euro-denominated industrials and consumer discretionary companies hurt the fund’s performance on a nominal basis year-to-date, as the recent U.S. dollar surge continued to devalue euro-based assets.The fund’s performance was also affected by speculation in the oil and natural gas commodities markets, which hurt some of our seasoned industrials, as well as a late February sell-off within the healthcare sector caused by lowered guidance reports and several high-profile merger-and-acquisition situations.

On a country allocation basis, the U.K. and Japan provided some defensive positioning, despite similar DR price dislocations, while EU markets such as those based in France, Germany and Finland hurt the fund’s performance during the reporting period.

The Fund’s Current Investment Strategy

We are encouraged by the unprecedented and coordinated global efforts to shore up the financial markets; however, we believe more time will be needed for the markets to regain confidence. With that said, we are currently not compelled, nor do we believe it prudent, to vary our current investment approach given the recent sell-off.

We will continue to seek to match the risk and return characteristics of the MSCI EAFE Index as closely as possible while generally incorporating only securities represented by an ADR or the equivalent. However, if the metrics are favorable, we may also seek to invest in companies that have fallen out of favor within certain markets and/or sectors that we believe may have been oversold or punished too severely.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

18

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Sean P. Fitzgibbon and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Balanced Fund’s Class M shares produced a total return of –25.34%, and Investor shares returned –25.34%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S.Aggregate Index, produced a –24.33% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index produced total returns of –41.79% and 1.88%, respectively, for the same period.

Large-cap stocks and higher-yielding sectors of the bond market declined sharply over the reporting period amid a deepening U.S. recession and an intensifying global financial crisis. The fund produced slightly lower returns than its benchmark, primarily due to some relatively weak stock selections. The fund’s bond component fared relatively well through a bias toward higher-quality securities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”). The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments. The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the BNY Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years.We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Financial Crisis and Recession Roiled Financial Markets

Stocks declined sharply in the midst of a global financial crisis and a U.S. recession, while most bond market sectors — with the notable exception of U.S. government securities — lost value to a more modest degree. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the most severe recessions since the Great Depression. Meanwhile, an escalating financial crisis led to the failures of major financial institutions. Despite aggressive government efforts to forestall further deterioration, massive deleveraging pressures among investors punished stocks and higher-yielding bonds, seemingly regardless of their underlying fundamentals.

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Strategy Hurt Returns

The fund’s equity investments produced disappointing results in a handful of market sectors. In the information technology sector, lack of exposure to International Business Machines and Google, which was sold during the reporting period, prevented the fund from participating in their relative strength. Despite the potential benefit of a major litigation settlement, Nokia declined sharply. Among energy stocks, the fund did not own ExxonMobil, which held up well, but participated in losses posted by ConocoPhillips and ENSCO International, which was sold during the reporting period. In the telecommunications services sector, lack of exposure to Verizon and an underweighted position in the sector weighed on the fund’s relative performance. In the consumer staples sector, Estee Lauder fell sharply, exacerbating the effects of not owning Procter & Gamble,The Coca-Cola Company and Anheuser-Busch.

Relatively bright spots included the consumer discretionary sector, where Family Dollar Stores, Ross Stores, McDonald’s and Darden Restaurants benefited from increased consumer demand for lower-cost goods and services. In the financials sector,The Chubb Corporation and JPMorgan Chase proved to be relatively insulated from the financial crisis, while the fund did not own American International Group and other beleaguered financial institutions.

The fund’s bond portfolio benefited from an underweighted position in corporate bonds, where an emphasis on shorter maturities also helped mitigate the sector’s declines. Among mortgage-backed securities, we focused mainly on high-quality mortgage pass-throughs, avoiding the sub-prime and structured products at the epicenter of the credit crisis.A bias toward high-quality, short-maturity asset-backed securities also supported the fund’s relative performance. Finally, a longer-than-average effective duration enabled the fund to participate more fully in the benefits of declining interest rates.

Preparing for an Eventual Recovery

As of the reporting period’s end, the financial crisis and economic weakness have persisted.Consequently,we have maintained a relatively defensive posture in the fund’s stock and bond portfolios.However,we believe both markets currently appear to reflect extremely bearish investor sentiment, and today’s depressed valuations may provide opportunities to invest in fundamentally sound securities that could rally in an eventual rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset- backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2008 to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2009
Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 3.12	$ 4.09	—
Ending value (after expenses)	$ 570.70	$ 570.50	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 3.40	$ 4.38	—
Ending value (after expenses)	$ 577.60	$ 576.90	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 3.58	$ 4.55	$ 7.45
Ending value (after expenses)	$ 567.60	$ 567.20	$565.30
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 3.83	$ 4.77	—
Ending value (after expenses)	$ 560.40	$ 563.10	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 7.99	$ 9.12	—
Ending value (after expenses)	$ 580.00	$ 578.60	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 3.99	$ 4.94	—
Ending value (after expenses)	$ 593.50	$ 592.80	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 6.68	$ 7.68	—
Ending value (after expenses)	$ 548.90	$ 548.00
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 2.58	$ 3.54	—
Ending value (after expenses)	$ 552.60	$ 552.40
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$ 2.60	$ 3.68	—
Ending value (after expenses)	$ 746.60	$ 746.60	—

† Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of ..80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock
Fund .87% for Class M and 1.12% for Investor Shares, BNY Mellon Mid Cap Stock Fund .92% for Class M, 1.17% for Investor Shares and 1.92% for Dreyfus Premier
Shares, BNY Mellon Small Cap Stock Fund .99% for Class M and 1.23% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 2.04% for Class M and
2.33% for Investor Shares, BNY Mellon International Fund 1.01% for Class M and 1.25% for Investor Shares, BNY Mellon Emerging Markets Fund 1.74% for Class M and
2.00% for Investor Shares, BNY Mellon International Appreciation Fund .67% for Class M and .92% for Investor Shares and BNY Mellon Balanced Fund .60% for Class M
and .85% for Investor Shares, multiplied by the respective fund’s average account value over the period,multiplied by 181/365 (to reflect the one-half year period).

The Funds 21

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2009
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.01	$ 5.26	—
Ending value (after expenses)	$1,020.83	$1,019.59	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.36	$ 5.61	—
Ending value (after expenses)	$1,020.48	$1,019.24	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.61	$ 5.86	$ 9.59
Ending value (after expenses)	$1,020.23	$1,018.99	$1,015.27
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 4.96	$ 6.16	—
Ending value (after expenses)	$1,019.89	$1,018.70	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 10.19	$ 11.63	—
Ending value (after expenses)	$1,014.68	$1,013.24	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.06	$ 6.26	—
Ending value (after expenses)	$1,019.79	$1,018.60	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 8.70	$ 9.99	—
Ending value (after expenses)	$1,016.17	$1,014.88	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 3.36	$ 4.61	—
Ending value (after expenses)	$1,021.47	$1,020.23	—
BNY Mellon Balanced Fund
Expenses paid per $1,000†	$ 3.01	$ 4.26	—
Ending value (after expenses)	$1,021.82	$1,020.58	—

† Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of ..80% for Class M and 1.05% for Investor Shares, BNY Mellon Income Stock
Fund .87% for Class M and 1.12% for Investor Shares, BNY Mellon Mid Cap Stock Fund .92% for Class M, 1.17% for Investor Shares and 1.92% for Dreyfus Premier
Shares, BNY Mellon Small Cap Stock Fund .99% for Class M and 1.23% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 2.04% for Class M and
2.33% for Investor Shares, BNY Mellon International Fund 1.01% for Class M and 1.25% for Investor Shares, BNY Mellon Emerging Markets Fund 1.74% for Class M and
2.00% for Investor Shares, BNY Mellon International Appreciation Fund .67% for Class M and .92% for Investor Shares and BNY Mellon Balanced Fund .60% for Class M
and .85% for Investor Shares, multiplied by the respective fund’s average account value over the period,multiplied by 181/365 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Large Cap Stock Fund

Common Stocks—99.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—8.1%			Financial (continued)
Darden Restaurants	233,876 [a]	6,347,395	Franklin Resources	130,350	5,970,030
Family Dollar Stores	232,970 [a]	6,392,697	JPMorgan Chase & Co.	732,616	16,740,276
Home Depot	440,500	9,202,045	KeyCorp	838,710 [a]	5,879,357
Mattel	598,170 [a]	7,082,333	MetLife	205,780	3,798,699
McDonald’s	257,970	13,478,932	Northern Trust	151,930	8,439,711
News, Cl. B	1,225,800 [a]	7,673,508	Wells Fargo & Co.	674,970 [a]	8,167,137
OfficeMax	639,950	2,444,609			88,874,372
Omnicom Group	395,950	9,514,679	Health Care—16.1%
Ross Stores	466,070	13,758,386	Aetna	309,360	7,384,423
Time Warner	973,780	7,429,941	Amgen	264,790 [a,b]	12,956,175
		83,324,525	Baxter International	387,010	19,702,679
Consumer Staples—12.6%			Biogen Idec	109,290 [b]	5,031,712
Coca-Cola Enterprises	662,450	7,604,926	Cephalon	76,190 [a,b]	4,997,302
Colgate-Palmolive	347,450	20,909,541	Covidien	213,320	6,755,844
CVS Caremark	746,150	19,205,901	Gilead Sciences	239,920 [b]	10,748,416
Energizer Holdings	225,900 [b]	9,530,721	Hospira	207,120 [a,b]	4,805,184
Estee Lauder, Cl. A	136,529 [a]	3,092,382	Life Technologies	241,330 [b]	7,034,770
Kroger	347,070	7,173,937	McKesson	129,350	5,305,937
Lorillard	192,100	11,226,324	Medtronic	317,090	9,382,693
Molson Coors Brewing, Cl. B	201,070	7,083,696	Novartis, ADR	383,700	13,909,125
PepsiCo	192,597	9,271,620	Pfizer	1,434,170	17,654,633
Philip Morris International	393,919	13,184,469	Schering-Plough	565,400	9,832,305
Procter & Gamble	1	48	St. Jude Medical	260,290 [b]	8,631,216
Wal-Mart Stores	435,274	21,432,892	Vertex Pharmaceuticals	305,240 [a,b]	9,227,405
		129,716,457	Wyeth	295,940	12,080,271
Energy—14.1%					165,440,090
Anadarko Petroleum	180,260	6,300,087	Industrial—8.9%
Chevron	413,120	25,080,515	Cooper Industries, Cl. A	196,510	4,144,396
ConocoPhillips	603,840	22,553,424	Dover	174,500	4,352,030
Hess	393,010	21,493,717	Emerson Electric	165,180	4,418,565
Marathon Oil	509,900	11,865,373	FedEx	134,020	5,791,004
National Oilwell Varco	565,970 [b]	15,128,378	Fluor	249,780	8,305,185
Occidental Petroleum	420,270	21,799,405	General Electric	1,187,076	10,102,017
Williams	406,640	4,595,032	Goodrich	251,480	8,334,047
XTO Energy	482,965	15,290,672	L-3 Communications Holdings	144,100	9,748,365
		144,106,603	Parker Hannifin	249,070	8,311,466
Exchange Traded Funds—2.2%			Raytheon	170,220	6,803,693
Standard & Poor’s Depository			Republic Services	411,410	8,187,059
Receipts (Tr. Ser. 1)	309,650 [a]	22,892,425	Textron	398,080 [a]	2,249,152
Financial—8.7%			Tyco International	546,520	10,957,726
Ameriprise Financial	390,860	6,230,308			91,704,705
Charles Schwab	529,160	6,725,624	Information Technology—20.0%
Chubb	481,060	18,780,582	Accenture, Cl. A	206,780	6,035,908
First Horizon National	887,966 [a]	8,142,648	Akamai Technologies	430,010 [b]	7,778,881

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Utilities—3.9%
Apple	117,990 [b]	10,537,687	American Electric Power	555,270	15,575,324
Broadcom, Cl. A	469,060 [b]	7,716,037	Exelon	201,950	9,536,079
Cisco Systems	1,468,074 [b]	21,389,838	Sempra Energy	349,630	14,534,119
EMC	802,960 [b]	8,431,080			39,645,522
Intel	800,270	10,195,440	Total Common Stocks
International Business Machines	252,590	23,245,858	(cost $1,267,655,469)		1,018,940,607
Juniper Networks	769,680 [b]	10,937,152
Lam Research	407,170 [b]	7,964,245	Other Investment—.8%
Microsoft	1,351,986	21,834,574	Registered Investment Company;
Motorola	2,060,460 [a]	7,252,819	Dreyfus Institutional Preferred
National Semiconductor	536,810	5,851,229	Plus Money Market Fund
Nokia, ADR	857,770	8,028,727	(cost $7,756,000)	7,756,000 [c] 7,756,000
Oracle	954,600 [b]	14,834,484
QUALCOMM	483,500	16,163,405	Investment of Cash Collateral
Symantec	454,950 [b]	6,291,958	for Securities Loaned—5.4%
Visa, Cl. A	189,080 [a]	10,722,727	Registered Investment Company;
		205,212,049	Dreyfus Institutional Cash
Materials—2.6%			Advantage Plus Fund
Cia Vale do Rio Doce, ADR	695,050 [a]	8,959,195	(cost $55,564,639)	55,564,639 [c] 55,564,639
Freeport-McMoRan Copper & Gold	103,370	3,144,515	Total Investments
Mosaic	215,650	9,283,733	(cost $1,330,976,108)	105.5%	1,082,261,246
Pactiv	327,150 [b]	5,178,785
			Liabilities, Less Cash
		26,566,228
			and Receivables	(5.5%)	(56,865,910)
Telecommunication Services—2.1%
AT & T	902,719	21,457,631	Net Assets	100.0%	1,025,395,336

ADR—American Depositary Receipts
a All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $51,840,147 and the total market value of the collateral held by the fund is $55,564,639.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	20.0	Money Market Investments	6.2
Health Care	16.1	Utilities	3.9
Energy	14.1	Materials	2.6
Consumer Staples	12.6	Exchange Traded Funds	2.2
Industrial	8.9	Telecommunication Services	2.1
Financial	8.7
Consumer Discretionary	8.1		105.5

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—99.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—11.0%			Financial (continued)
Carnival	24,490	479,024	Morgan Stanley	54,800	1,070,792
Home Depot	217,550	4,544,620	Northern Trust	19,970	1,109,334
Johnson Controls	42,360	482,057	Prudential Financial	20,920	343,297
McDonald’s	10,420	544,445	Travelers Cos.	41,711	1,507,853
News, Cl. A	347,970	1,934,713	Wells Fargo & Co.	124,260	1,503,546
Omnicom Group	44,180	1,061,645			20,343,209
Time Warner	202,710	1,546,677	Health Care—11.1%
		10,593,181	Abbott Laboratories	47,880	2,266,639
Consumer Staples—13.1%			AmerisourceBergen	18,450	585,972
Cadbury, ADR	37,540	1,150,226	Baxter International	11,860	603,793
CVS Caremark	77,870	2,004,374	Merck & Co.	67,480	1,633,016
Kraft Foods, Cl. A	75,300	1,715,334	Pfizer	311,738	3,837,495
Lorillard	27,000	1,577,880	UnitedHealth Group	36,680	720,762
PepsiCo	40,140	1,932,340	Wyeth	25,399	1,036,787
Philip Morris International	80,790	2,704,041			10,684,464
Wal-Mart Stores	31,030	1,527,917	Industrial—5.9%
		12,612,112	Eaton	22,120	799,638
Energy—15.7%			General Electric	207,552	1,766,268
Chevron	67,286	4,084,933	Honeywell International	22,540	604,748
Devon Energy	12,040	525,787	Illinois Tool Works	15,490	430,622
Exxon Mobil	36,376	2,469,930	Lockheed Martin	10,170	641,829
Marathon Oil	20,630	480,060	Norfolk Southern	12,860	407,919
Occidental Petroleum	86,160	4,469,119	Waste Management	37,960 [a]	1,024,920
XTO Energy	96,347	3,050,346			5,675,944
		15,080,175	Information Technology—7.6%
Exchange Traded Funds—.4%			Accenture, Cl. A	16,450	480,176
iShares Russell 1000 Value Index Fund	10,350 [a]	393,507	Cisco Systems	91,120 [b]	1,327,618
Financial—21.1%			Hewlett-Packard	25,560	742,007
Aflac	14,640	245,366	Intel	43,910	559,413
Ameriprise Financial	16,890	269,227	Microsoft	99,860	1,612,739
Bank of America	110,308	435,717	Nokia, ADR	180,740	1,691,726
Chubb	41,520	1,620,941	QUALCOMM	27,660	924,674
Fidelity National Financial, Cl. A	112,170	1,858,657			7,338,353
Franklin Resources	42,000	1,923,600	Materials—2.8%
Goldman Sachs Group	14,950	1,361,646	Air Products & Chemicals	9,720	449,550
JPMorgan Chase & Co.	206,199	4,711,647	Freeport-McMoRan Copper & Gold	27,870	847,805
Marsh & McLennan Cos.	38,100	683,133	Monsanto	6,430	490,416
MetLife	63,400	1,170,364	Packaging Corp. of America	85,230 [a]	902,586
Moody’s	29,420 [a]	528,089			2,690,357

The Funds 25

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—.6%	Shares	Value ($)
Telecommunication Services—3.6%			Registered Investment Company;
AT & T	84,885	2,017,716	Dreyfus Institutional Preferred
Verizon Communications	9,240	263,617	Plus Money Market Fund
			(cost $561,000)	561,000 [c]	561,000
Windstream	155,602	1,160,791
		3,442,124	Investment of Cash Collateral
Utilities—7.0%			for Securities Loaned—3.7%
Entergy	30,230	2,037,200	Registered Investment Company;
Exelon	50,870	2,402,081	Dreyfus Institutional Cash
FPL Group	12,130	549,853	Advantage Plus Fund
NRG Energy	37,840 [a,b]	715,176	(cost $3,585,781)	3,585,781 [c]	3,585,781
Questar	34,880	1,005,590	Total Investments (cost $139,548,177)	103.6%	99,710,107
		6,709,900
			Liabilities, Less Cash and Receivables	(3.6%)	(3,457,109)
Total Common Stocks
(cost $135,401,396)		95,563,326	Net Assets	100.0%	96,252,998

ADR—American Depositary Receipts

a All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $3,247,201 and the total market value of the collateral held by the fund is $3,585,781.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	21.1	Industrial	5.9
Energy	15.7	Money Market Investments	4.3
Consumer Staples	13.1	Telecommunication Services	3.6
Health Care	11.1	Materials	2.8
Consumer Discretionary	11.0	Exchange Traded Funds	.4
Information Technology	7.6
Utilities	7.0		103.6

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon Mid Cap Stock Fund
Common Stocks—97.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—15.3%			Energy (continued)
Advance Auto Parts	128,400	4,911,300	Range Resources	143,900	5,118,523
American Eagle Outfitters	261,900	2,556,144	Superior Energy Services	358,200 [b]	4,724,658
BorgWarner	272,000	4,692,000	Ultra Petroleum	107,100 [b]	3,763,494
Brinker International	203,900	2,242,900	Weatherford International	378,000 [a,b]	4,033,260
Darden Restaurants	294,900	8,003,586			50,142,130
Deckers Outdoor	63,700 [a,b]	2,628,899	Exchange Traded Funds—2.0%
DeVry	84,700	4,400,165	SPDR KBW Regional Banking	341,000 [a]	6,206,200
Dick’s Sporting Goods	112,900 [b]	1,394,315	SPDR S&P Biotech	190,200 [a]	8,802,456
Dollar Tree	216,700 [a,b]	8,412,294			15,008,656
Interpublic Group of Cos.	1,024,000 [b]	3,901,440	Financial—17.2%
ITT Educational Services	32,500 [b]	3,688,750	Affiliated Managers Group	53,000 [b]	1,906,940
LKQ	363,130 [a,b]	4,902,255	Alexandria Real Estate Equities	107,900 [a]	4,311,684
Macy’s	622,000	4,895,140	AMB Property	115,900 [a]	1,380,369
MDC Holdings	153,400	3,870,282	Aspen Insurance Holdings	158,400	3,451,536
O’Reilly Automotive	286,100 [a,b]	9,544,296	BancorpSouth	210,700 [a]	3,925,341
Priceline.com	103,300 [a,b]	8,766,038	Bank of Hawaii	133,000	4,261,320
Regal Entertainment Group, Cl. A	693,600 [a]	7,102,464	City National	64,200 [a]	2,059,536
Ross Stores	196,100	5,788,872	Cullen/Frost Bankers	181,100	7,794,544
Ryland Group	191,210 [a]	2,701,797	Digital Realty Trust	168,100 [a]	5,024,509
Strayer Education	34,900 [a]	5,924,275	Endurance Specialty Holdings	116,300 [a]	2,601,631
Toll Brothers	198,500 [a,b]	3,146,225	Everest Re Group	66,400	4,324,632
Tupperware Brands	82,300	1,167,014	Federal Realty Investment Trust	71,700 [a]	2,949,021
Urban Outfitters	368,600 [a,b]	6,133,504	Fidelity National Financial, Cl. A	626,000	10,372,820
Warnaco Group	176,500 [b]	3,821,225	Hudson City Bancorp	242,400	2,513,688
		114,595,180	Lazard, Cl. A	141,500 [a]	3,435,620
Consumer Staples—3.6%			Liberty Property Trust	204,900	3,743,523
Clorox	117,600	5,715,360	Nationwide Health Properties	400,000 [a]	8,104,000
Dr. Pepper Snapple Group	273,600 [b]	3,844,080	New York Community Bancorp	609,500	6,003,575
Energizer Holdings	78,300 [b]	3,303,477	Old Republic International	907,460 [a]	8,239,737
Herbalife	239,000	3,259,960	Raymond James Financial	169,500 [a]	2,366,220
Hormel Foods	229,600	7,308,168	Rayonier	324,186 [a]	8,623,348
Pepsi Bottling Group	197,700	3,657,450	Realty Income	157,800 [a]	2,766,234
		27,088,495	Regency Centers	83,300 [a]	2,247,434
Energy—6.7%			Reinsurance Group of America	218,000	5,929,600
Comstock Resources	63,200 [b]	1,923,176	RenaissanceRe Holdings	120,900	5,444,127
Concho Resources	231,800 [b]	4,624,410	Synovus Financial	475,000	1,653,000
Consol Energy	127,500	3,474,375	TCF Financial	311,900 [a]	3,823,894
Denbury Resources	310,800 [b]	4,003,104	Validus Holdings	92,500	2,214,450
Exterran Holdings	91,600 [a,b]	1,657,960	W.R. Berkley	165,900	3,452,379
FMC Technologies	254,600 [b]	6,744,354	Waddell & Reed
Forest Oil	222,100 [b]	3,149,378	Financial, Cl. A	292,400	4,128,688
PetroHawk Energy	406,900 [b]	6,925,438			129,053,400

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care—11.2%			Industrial (continued)
AMERIGROUP	194,800 [b]	4,827,144	Shaw Group	108,700 [b]	2,537,058
Beckman Coulter	135,700	6,084,788	SPX	118,000	5,225,040
Coventry Health Care	186,100 [b]	2,143,872	Stericycle	46,800 [b]	2,245,464
DaVita	136,500 [b]	6,404,580	Textron	545,600 [a]	3,082,640
Edwards Lifesciences	83,400 [b]	4,637,874	URS	133,500 [b]	4,127,820
Gen-Probe	72,000 [b]	2,921,040	Wabtec	99,700 [a]	2,667,972
Hologic	852,508 [a,b]	9,650,391			105,699,787
Laboratory Corp. of America Holdings	54,600 [a,b]	3,003,546	Information Technology—12.4%
Life Technologies	72,600 [b]	2,116,290	Amphenol, Cl. A	209,820	5,333,624
Lincare Holdings	235,200 [b]	4,955,664	Arrow Electronics	408,000 [b]	6,785,040
Omnicare	372,200	9,651,146	Broadridge Financial Solutions	455,400	7,277,292
Perrigo	260,050 [a]	5,224,405	Equinix	59,700 [a,b]	2,770,677
Pharmaceutical			F5 Networks	298,900 [a,b]	5,978,000
Product Development	318,500	7,640,815	FLIR Systems	166,200 [a,b]	3,392,142
Resmed	113,200 [b]	4,174,816	Global Payments	223,500	6,856,980
United Therapeutics	75,600 [a,b]	5,073,516	Intersil, Cl. A	523,200	5,289,552
Vertex Pharmaceuticals	177,100 [a,b]	5,353,733	Lam Research	331,700 [a,b]	6,488,052
		83,863,620	Lender Processing Services	238,800	6,254,172
Industrial—14.1%			McAfee	188,600 [b]	5,271,370
Alliant Techsystems	80,900 [a,b]	5,716,394	NCR	282,200 [b]	2,235,024
AMETEK	266,450	7,050,267	ON Semiconductor	1,021,300 [b]	3,737,958
Brink’s	144,800	3,456,376	Palm	155,400 [a,b]	1,125,096
Cooper Industries, Cl. A	104,700	2,208,123	SAIC	561,000 [b]	10,608,510
Corrections Corp. of America	348,600 [b]	3,702,132	Synopsys	483,400 [b]	9,005,742
Delta Air Lines	191,600 [a,b]	963,748	Western Digital	314,900 [b]	4,301,534
Donaldson	118,000	2,880,380			92,710,765
Dun & Bradstreet	55,000	4,068,350	Materials—6.5%
FTI Consulting	68,100 [a,b]	2,488,374	Airgas	119,700	3,685,563
Goodrich	68,200	2,260,148	Cliffs Natural Resources	158,800 [a]	2,450,284
Granite Construction	44,000 [a]	1,565,520	Commercial Metals	141,300 [a]	1,442,673
IDEX	291,800	5,637,576	Crown Holdings	311,400 [b]	6,564,312
JB Hunt Transport Services	272,200 [a]	5,547,436	FMC	169,000	6,832,670
JetBlue Airways	420,700 [b]	1,602,867	Freeport-McMoRan Copper & Gold	80,300	2,442,726
Joy Global	223,600	3,904,056	Martin Marietta Materials	101,400 [a]	7,763,184
Kansas City Southern	147,500 [b]	2,609,275	Packaging Corp. of America	288,400	3,054,156
KBR	229,600	2,892,960	Scotts Miracle-Gro, Cl. A	95,100 [a]	2,656,143
Manpower	130,600	3,641,128	Sensient Technologies	244,900	4,946,980
MSC Industrial Direct, Cl. A	71,100	2,174,949	Steel Dynamics	413,700	3,454,395
Pentair	143,600	2,996,932	Terra Industries	137,700	3,551,283
Quanta Services	437,200 [b]	7,694,720			48,844,369
Republic Services	104,780	2,085,122	Telecommunication Services—1.3%
Roper Industries	209,600	8,666,960	SBA Communications, Cl. A	278,400 [a,b]	5,785,152

28

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.9%	Shares	Value ($)
Telecommunication Services (continued)			Registered Investment Company;
Telephone & Data Systems	141,200	4,165,400	Dreyfus Institutional Preferred
		9,950,552	Plus Money Market Fund
Utilities—7.6%			(cost $13,913,000)	13,913,000 [c]	13,913,000
Alliant Energy	237,600	5,495,688	Investment of Cash Collateral
DPL	418,700 [a]	8,415,870	for Securities Loaned—20.8%
Eqt	97,800	3,007,350	Registered Investment Company;
MDU Resources Group	393,560	5,958,498	Dreyfus Institutional Cash
Northeast Utilities	203,500	4,458,685	Advantage Plus Fund
NV Energy	763,500	7,077,645	(cost $156,144,358)	156,144,358 [c]	156,144,358
ONEOK	268,700	6,002,758
			Total Investments
UGI	290,300	6,964,297	(cost $1,176,361,158)	120.6%	903,462,117
Wisconsin Energy	227,700	9,067,014
			Liabilities, Less Cash
		56,447,805	and Receivables	(20.6%)	(154,400,377)
Total Common Stocks
(cost $1,006,303,800)		733,404,759	Net Assets	100.0%	749,061,740

a All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $148,159,260 and the total market value of the collateral held by the fund is $156,180,508 consisting of cash collateral of $156,144,358 and U.S. Government and agency securities valued at $36,150.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	22.7	Energy	6.7
Financial	17.2	Materials	6.5
Consumer Discretionary	15.3	Consumer Staples	3.6
Industrial	14.1	Exchange Traded Funds	2.0
Information Technology	12.4	Telecommunication Services	1.3
Health Care	11.2
Utilities	7.6		120.6

† Based on net assets.
See notes to financial statements.

The Funds 29

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon Small Cap Stock Fund

Common Stocks—95.9%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.3%			Consumer Staples (continued)
Aaron Rents	86,000	2,066,580	TreeHouse Foods	86,480 [a,b]	2,308,151
BJ’s Restaurants	52,300 [a]	650,089	WD-40	54,000	1,328,940
BorgWarner	62,400	1,076,400			10,757,078
Buckle	69,400 [b]	1,646,862	Energy—4.1%
Capella Education	34,900 [a,b]	1,935,554	Atwood Oceanics	95,750 [a]	1,463,060
Carter’s	227,550 [a,b]	3,711,340	Bristow Group	75,500 [a,b]	1,528,875
CEC Entertainment	45,860 [a,b]	1,070,831	CARBO Ceramics	57,380 [b]	1,994,529
Coinstar	126,210 [a,b]	3,299,129	Dril-Quip	102,160 [a]	2,147,403
Coldwater Creek	457,612 [a,b]	773,364	Holly	61,300	1,428,903
Deckers Outdoor	48,450 [a]	1,999,532	Lufkin Industries	32,600	1,070,910
Dollar Tree	35,900 [a]	1,393,638	Oil States International	76,700 [a]	1,021,644
Domino’s Pizza	193,141 [a]	1,319,153	Penn Virginia	74,890 [b]	1,037,227
Foot Locker	107,700	894,987	SEACOR Holdings	43,900 [a,b]	2,630,049
Gymboree	56,730 [a]	1,459,096	St. Mary Land & Exploration	121,090 [b]	1,644,402
Hibbett Sports	48,550 [a,b]	680,671	Stone Energy	74,340 [a]	294,386
Hillenbrand	178,700	2,996,799	World Fuel Services	50,700	1,470,807
Iconix Brand Group	374,160 [a,b]	3,030,696			17,732,195
Jack in the Box	107,500 [a]	2,089,800	Exchange Traded Funds—2.3%
JAKKS Pacific	174,200 [a,b]	2,207,114	iShares Nasdaq Biotechnology
Jo-Ann Stores	106,000 [a,b]	1,276,240	Index Fund	58,540 [b]	3,692,118
LKQ	237,080 [a,b]	3,200,580	SPDR KBW Regional Banking	115,600 [b]	2,103,920
Men’s Wearhouse	171,200 [b]	1,828,416	SPDR S&P Biotech	87,700 [b]	4,058,756
Meritage Homes	77,000 [a,b]	763,840			9,854,794
Monro Muffler Brake	79,400	1,868,282	Financial—16.4%
O’Reilly Automotive	61,330 [a,b]	2,045,969	Bank of Hawaii	41,200	1,320,048
Panera Bread, Cl. A	27,280 [a,b]	1,201,411	BioMed Realty Trust	132,440	1,129,713
Pinnacle Entertainment	390,400 [a,b]	2,931,904	Boston Private Financial Holdings	290,100	1,006,647
Pool	92,970 [b]	1,233,712	Cash America International	78,300	1,127,520
Regal Entertainment Group, Cl. A	120,400 [b]	1,232,896	Community Bank System	112,340 [b]	1,922,137
Strayer Education	9,200 [b]	1,561,700	DiamondRock Hospitality	184,000	568,560
Texas Roadhouse, Cl. A	188,000 [a]	1,541,600	Douglas Emmett	90,900	683,568
Tiffany & Co.	46,100 [b]	877,744	EastGroup Properties	45,400	1,116,386
Tractor Supply	52,270 [a,b]	1,632,915	Endurance Specialty Holdings	67,050	1,499,908
Warnaco Group	90,700 [a]	1,963,655	Entertainment Properties Trust	102,670	1,530,810
WMS Industries	72,637 [a,b]	1,316,909	Extra Space Storage	315,970 [b]	1,981,132
Wolverine World Wide	11,130	168,731	First BanCorp/Puerto Rico	107,270	446,243
		60,948,139	First Midwest Bancorp	116,840 [b]	878,637
Consumer Staples—2.5%			First Niagara Financial Group	174,070	2,022,693
Casey’s General Stores	99,800	1,987,018	Greenhill & Co.	40,610 [b]	2,623,406
Chattem	39,500 [a,b]	2,505,485	Hancock Holding	48,800 [b]	1,383,968
Corn Products International	42,000	847,140	Home Properties	64,100 [b]	1,701,214
Fresh Del Monte Produce	94,800 [a]	1,780,344	IBERIABANK	10,450	451,440

30

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Health Care (continued)
Investment Technology Group	118,500 [a]	2,307,195	HealthSpring	40,900 [a]	331,290
Kilroy Realty	55,300 [b]	1,029,133	HMS Holdings	81,200 [a]	2,466,856
LaSalle Hotel Properties	152,100 [b]	809,172	Immucor	43,410 [a,b]	974,120
Mid-America Apartment Communities	56,630	1,463,886	King Pharmaceuticals	343,090 [a,b]	2,518,281
National Penn Bancshares	152,310 [b]	1,128,617	Landauer	12,100	605,121
National Retail Properties	190,500 [b]	2,737,485	LHC Group	71,100 [a,b]	1,417,023
Old National Bancorp	146,490 [b]	1,709,538	Lincare Holdings	126,140 [a]	2,657,770
optionsXpress Holdings	130,200	1,285,074	Magellan Health Services	81,700 [a]	2,709,172
Portfolio Recovery Associates	48,000 [a,b]	1,082,880	Martek Biosciences	65,790 [a,b]	1,232,247
PrivateBancorp	89,630 [b]	1,116,790	MEDNAX	78,780 [a]	2,331,888
ProAssurance	109,755 [a]	5,245,191	Meridian Bioscience	160,775 [b]	3,225,147
Prosperity Bancshares	115,280 [b]	2,941,946	NuVasive	12,305 [a,b]	348,847
Realty Income	48,900 [b]	857,217	PAREXEL International	84,600 [a]	775,782
RenaissanceRe Holdings	35,900	1,616,577	PharMerica	152,200 [a]	2,553,916
S&T Bancorp	44,700 [b]	1,014,243	Phase Forward	94,100 [a]	1,303,285
Senior Housing Properties Trust	146,550	1,849,461	Regeneron Pharmaceuticals	96,900 [a]	1,380,825
Signature Bank	68,040 [a,b]	1,701,680	Varian	12,970 [a]	293,511
Stifel Financial	44,700 [a]	1,472,418	West Pharmaceutical Services	116,740	3,583,918
Susquehanna Bancshares	146,470 [b]	1,284,542			52,472,489
Texas Capital Bancshares	104,300 [a,b]	1,015,882	Industrial—17.9%
Tower Group	102,900	2,098,131	AAR	41,700 [a,b]	551,274
Trustco Bank	274,764 [b]	1,662,322	ABM Industries	84,300	1,030,989
UMB Financial	68,070	2,581,895	Actuant, Cl. A	98,400	1,012,536
Umpqua Holdings	187,900 [b]	1,597,150	Aerovironment	23,330 [a,b]	728,363
United Bankshares	109,600 [b]	1,687,840	American Science & Engineering	17,500	1,062,075
Waddell & Reed Financial, Cl. A	72,700	1,026,524	Applied Industrial Technologies	95,800	1,544,296
Wintrust Financial	89,000	1,108,940	Arkansas Best	50,700 [b]	883,194
Zenith National Insurance	62,100	1,365,579	Astec Industries	46,700 [a,b]	1,037,674
		70,191,338	Axsys Technologies	25,000 [a]	830,250
Health Care—12.3%			Baldor Electric	103,600 [b]	1,264,956
Amedisys	77,300 [a,b]	2,528,483	Belden	95,500	1,018,985
American Medical Systems Holdings	112,200 [a]	1,161,270	Brady, Cl. A	95,100	1,629,063
AMERIGROUP	165,880 [a,b]	4,110,506	Briggs & Stratton	96,100 [b]	1,170,498
AmSurg	149,400 [a]	2,333,628	CLARCOR	59,300 [b]	1,563,148
CardioNet	44,300	1,107,500	Curtiss-Wright	119,470 [b]	3,176,707
Catalyst Health Solutions	55,400 [a]	1,167,832	Delta Air Lines	245,000 [a,b]	1,232,350
Centene	74,100 [a]	1,258,218	EMCOR Group	106,700 [a]	1,644,247
Cooper	81,100	1,783,389	Esterline Technologies	48,100 [a]	1,218,854
Coventry Health Care	116,100 [a]	1,337,472	FTI Consulting	27,300 [a]	997,542
Cubist Pharmaceuticals	114,850 [a]	1,632,019	Gardner Denver	98,900 [a]	1,871,188
Dionex	27,300 [a]	1,277,367	Geo Group	103,500 [a]	1,223,370
Haemonetics	38,700 [a,b]	2,065,806	Gibraltar Industries	94,200 [b]	617,952

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Industrial (continued)			Information
Griffon	126,300 [a]	918,201	Technology (continued)
Healthcare Services Group	142,300 [b]	2,187,151	Concur Technologies	87,780 [a,b]	1,842,502
Heartland Express	107,000 [b]	1,323,590	CSG Systems International	133,500 [a]	1,804,920
Hub Group, Cl. A	92,100 [a]	1,654,116	CyberSource	145,500 [a]	1,792,560
II-VI	154,090 [a]	2,767,456	Cypress Semiconductor	556,900 [a,b]	3,096,364
Insituform Technologies, Cl. A	151,400 [a]	1,844,052	Digital River	12,190 [a]	291,585
Kaydon	99,990 [b]	2,499,750	Epicor Software	237,000 [a]	665,970
Kirby	73,440 [a,b]	1,618,618	EPIQ Systems	58,600 [a,b]	988,582
Landstar System	48,950	1,549,268	Equinix	34,030 [a,b]	1,579,332
Lennox International	80,480	2,084,432	F5 Networks	51,900 [a,b]	1,038,000
Moog, Cl. A	131,100 [a,b]	3,048,075	FEI	89,900 [a]	1,286,469
Orbital Sciences	111,930 [a]	1,583,810	Harmonic	508,310 [a]	2,765,206
Regal-Beloit	57,500	1,649,100	Hittite Microwave	34,300 [a]	945,994
Robbins & Myers	62,640	1,010,383	Informatica	377,955 [a]	4,875,620
Simpson Manufacturing	68,900	1,072,084	Itron	68,370 [a,b]	3,053,404
Sykes Enterprises	78,300 [a]	1,249,668	ManTech International, Cl. A	30,750 [a]	1,604,228
Teledyne Technologies	51,730 [a]	1,185,134	Micros Systems	146,130 [a]	2,349,770
Tetra Tech	90,800 [a]	2,033,920	Microsemi	166,320 [a,b]	1,681,495
Textron	274,500	1,550,925	MKS Instruments	74,380 [a]	936,444
Toro	55,010 [b]	1,203,069	MTS Systems	31,300	739,932
TrueBlue	137,800 [a]	968,734	ON Semiconductor	241,800 [a]	884,988
UAL	263,500 [a,b]	1,293,785	Plexus	77,870 [a]	1,000,630
Valmont Industries	39,000 [b]	1,698,840	Riverbed Technology	122,200 [a,b]	1,279,434
Wabtec	58,675 [b]	1,570,143	Skyworks Solutions	281,390 [a,b]	1,829,035
Watsco	59,000 [a,b]	2,025,470	Starent Networks	81,700 [a,b]	1,291,677
Watson Wyatt Worldwide, Cl. A	122,710	6,026,288	Stratasys	84,700 [a,b]	770,770
Watts Water Technologies, Cl. A	94,200 [b]	1,598,574	Synaptics	96,300 [a,b]	1,998,225
		76,524,147	Tekelec	126,500 [a,b]	1,550,890
Information Technology—16.3%			Varian Semiconductor
Anixter International	83,860 [a,b]	2,466,323	Equipment Associates	196,045 [a,b]	3,577,821
ANSYS	59,700 [a]	1,204,149	Websense	81,900 [a]	914,004
Ariba	138,400 [a]	1,211,000	Wright Express	78,600 [a]	1,150,704
Arris Group	452,600 [a]	2,769,912			69,841,147
Avid Technology	95,300 [a,b]	949,188	Materials—2.2%
Bankrate	67,500 [a,b]	1,505,250	AK Steel Holding	175,200	1,082,736
Benchmark Electronics	101,500 [a]	991,655	Eagle Materials	82,600 [b]	1,575,182
Blackbaud	70,300	719,872	H.B. Fuller	95,200 [b]	1,085,280
CACI International, Cl. A	59,000 [a]	2,523,430	Rock-Tenn, Cl. A	77,010 [b]	2,126,246
Cogent	111,200 [a]	1,156,480	Scotts Miracle-Gro, Cl. A	46,800	1,307,124
Cognex	89,300 [b]	982,300	Sensient Technologies	62,600	1,264,520
Cohu	97,286 [b]	824,012	Texas Industries	59,700 [b]	961,170
Comtech Telecommunications	78,090 [a,b]	2,951,021			9,402,258

32

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—3.1%	Shares	Value ($)
Telecommunication Services—1.1%			Registered Investment Company;
Alaska Communications Systems Group	312,120 [b]	1,963,235	Dreyfus Institutional Preferred
SBA Communications, Cl. A	141,130 [a,b]	2,932,681	Plus Money Market Fund
		4,895,916	(cost $13,270,000)	13,270,000 [c]	13,270,000
Utilities—6.5%			Investment of Cash Collateral
Atmos Energy	173,570	3,789,033	for Securities Loaned—26.3%
Cleco	178,600 [b]	3,664,872	Registered Investment Company;
El Paso Electric	280,200 [a]	3,959,226	Dreyfus Institutional Cash
Laclede Group	42,600	1,686,108	Advantage Plus Fund
New Jersey Resources	192,650	6,756,236	(cost $112,414,702)	112,414,702 [c]	112,414,702
Northwest Natural Gas	44,900	1,838,655
			Total Investments
Piedmont Natural Gas	156,100 [b]	3,768,254	(cost $728,632,433)	125.3%	535,966,247
South Jersey Industries	61,000 [b]	2,199,660
			Liabilities, Less Cash
		27,662,044
			and Receivables	(25.3%)	(108,112,921)
Total Common Stocks
(cost $602,947,731)		410,281,545	Net Assets	100.0%	427,853,326

a Non-income producing security.
b All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $105,664,814 and the total market value of the collateral held by the fund is $112,414,702.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	29.4	Energy	4.1
Industrial	17.9	Consumer Staples	2.5
Financial	16.4	Exchange Traded Funds	2.3
Information Technology	16.3	Materials	2.2
Consumer Discretionary	14.3	Telecommunication Services	1.1
Health Care	12.3
Utilities	6.5		125.3

† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—129.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—16.8%			Financial—9.4%
Darden Restaurants	31,205 [a]	846,904	Ameriprise Financial	26,020	414,759
Family Dollar Stores	28,810 [a]	790,546	Charles Schwab	36,650 [a]	465,821
Home Depot	40,110 [a]	837,898	Chubb	36,220 [a]	1,414,029
Kohl’s	9,660 [b]	339,452	First Horizon National	62,273 [a]	571,043
Lowe’s Cos.	49,420 [a]	782,813	Franklin Resources	8,690	398,002
Macy’s	34,390 [a]	270,649	JPMorgan Chase & Co.	49,770 [a]	1,137,245
Mattel	40,210 [a]	476,086	KeyCorp	59,560 [a]	417,516
McDonald’s	17,720 [a]	925,870	MetLife	13,690	252,717
News, Cl. A	119,880 [a]	666,533	Northern Trust	10,110	561,610
OfficeMax	45,140 [a]	172,435	Wells Fargo & Co.	46,990 [a]	568,579
Omnicom Group	45,720 [a]	1,098,652			6,201,321
Rent-A-Center	43,820 [a,b]	767,726	Health Care—23.5%
Ross Stores	43,860 [a]	1,294,747	Aetna	50,040 [a]	1,194,455
Staples	18,700	298,265	Amgen	18,140 [a,b]	887,590
Time Warner	96,280 [a]	734,616	Baxter International	30,030 [a]	1,528,827
Visa, Cl. A	13,150	745,737	Biogen Idec	7,310 [b]	336,552
		11,048,929	Cephalon	12,060 [a,b]	791,015
Consumer Staples—18.2%			Covidien	38,350 [a]	1,214,545
Coca-Cola Enterprises	53,270 [a]	611,540	Gilead Sciences	26,240 [a,b]	1,175,552
Colgate-Palmolive	34,220 [a]	2,059,360	Hospira	28,630 [a,b]	664,216
CVS Caremark	78,870 [a]	2,030,114	Life Technologies	23,550 [a,b]	686,482
Energizer Holdings	27,240 [a,b]	1,149,256	McKesson	21,120 [a]	866,342
Estee Lauder, Cl. A	15,310 [a]	346,771	Medco Health Solutions	9,520 [b]	386,322
Kroger	22,490 [a]	464,868	Novartis, ADR	20,110 [a]	728,988
Lorillard	17,400	1,016,856	Pfizer	92,920 [a]	1,143,845
Molson Coors Brewing, Cl. B	30,030 [a]	1,057,957	Schering-Plough	56,140 [a]	976,275
Philip Morris International	48,684 [a]	1,629,453	St. Jude Medical	27,290 [a,b]	904,936
Wal-Mart Stores	31,930 [a]	1,572,233	Thermo Fisher Scientific	7,280 [a,b]	263,973
		11,938,408	Vertex Pharmaceuticals	29,560 [a,b]	893,599
Energy—15.1%			Wyeth	19,750	806,195
Anadarko Petroleum	15,570 [a]	544,171			15,449,709
Chevron	41,480 [a]	2,518,251	Industrial—11.4%
ConocoPhillips	40,050 [a]	1,495,868	Dover	21,800	543,692
Hess	15,600	853,164	Emerson Electric	11,330 [a]	303,077
Marathon Oil	38,740 [a]	901,480	FedEx	15,230 [a]	658,088
National Oilwell Varco	20,830 [a,b]	556,786	Fluor	26,460 [a]	879,795
Newfield Exploration	15,350 [b]	296,715	General Electric	86,510 [a]	736,200
Occidental Petroleum	21,270 [a]	1,103,275	Goodrich	16,470 [a]	545,816
Williams	25,900 [a]	292,670	L-3 Communications Holdings	10,470 [a]	708,295
XTO Energy	42,077 [a]	1,332,158	Parker Hannifin	17,040	568,625
		9,894,538	Raytheon	22,220 [a]	888,133

34

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Industrial (continued)			Information Technology (continued)
Republic Services	30,245 [a]	601,876	Symantec	55,760 [a,b]	771,161
Textron	20,460 [a]	115,599			15,823,321
Tyco International	46,450 [a]	931,323	Materials—3.0%
		7,480,519	Airgas	6,180	190,282
Information Technology—24.1%			Freeport-McMoRan Copper & Gold	9,570	291,119
Accenture, Cl. A	14,040 [a]	409,828	Mosaic	22,900 [a]	985,845
Akamai Technologies	56,220 [a,b]	1,017,020	Pactiv	31,780 [a,b]	503,077
Amphenol, Cl. A	12,330	313,429			1,970,323
Apple	8,250 [a,b]	736,808	Telecommunication Services—3.0%
BMC Software	16,720 [b]	495,414	AT & T	61,290 [a]	1,456,863
Broadcom, Cl. A	31,510 [a,b]	518,340	Metropcs Communications	33,256 [a,b]	482,212
Cisco Systems	98,980 [a,b]	1,442,139			1,939,075
EMC	53,680 [a,b]	563,640	Utilities—5.3%
Intel	54,460 [a]	693,820	American Electric Power	37,880 [a]	1,062,534
International Business Machines	16,370	1,506,531	PG & E	37,810 [a]	1,445,098
Juniper Networks	77,500 [a,b]	1,101,275	Sempra Energy	24,040 [a]	999,343
Lam Research	40,200 [a,b]	786,312			3,506,975
Microsoft	90,810 [a]	1,466,582
			Total Investments
Motorola	243,100 [a]	855,712
			(cost $115,112,643)	129.8%	85,253,118
National Semiconductor	36,590 [a]	398,831
Nokia, ADR	56,940 [a]	532,958	Liabilities, Less Cash
			and Receivables	(29.8%)	(19,573,355)
Oracle	72,590 [a,b]	1,128,049
QUALCOMM	32,470 [a]	1,085,472	Net Assets	100.0%	65,679,763

ADR—American Depositary Receipts

a	Partially held by a broker as collateral for open short positions.
b	Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	24.1	Financial	9.4
Health Care	23.5	Utilities	5.3
Consumer Staples	18.2	Materials	3.0
Consumer Discretionary	16.8	Telecommunication Services	3.0
Energy	15.1
Industrial	11.4		129.8

† Based on net assets.
See notes to financial statements.

The Funds 35

STATEMENT OF SECURITIES SOLD SHORT
February 28, 2009 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—31.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—6.8%			Exchange Traded Funds—5.1%
AutoNation	55,650 [a]	555,387	Standard & Poor’s Depository
Bed Bath & Beyond	32,710 [a]	696,723	Receipts (Tr. Ser. 1)	41,820	3,091,753
Gentex	43,470	347,760	Technology Select
NIKE, Cl. B	8,960	372,109	Sector SPDR Fund	18,820	265,738
Sally Beauty Holdings	91,640 [a]	354,647			3,357,491
Sears Holdings	14,740 [a]	541,842	Industrials—2.2%
Target	11,490	325,282	Deere & Co.	14,260	392,007
Tim Hortons	29,230	689,828	ITT	12,540	468,369
Walt Disney	36,200	607,074	Trinity Industries	200,010	147,674
		4,490,652	W.W. Grainger	6,950	459,812
Consumer Staples—5.3%					1,467,862
Brown-Forman, Cl. B	21,302	915,560	Information Technology—4.1%
General Mills	15,870	832,858	Automatic Data Processing	10,600	361,990
Hain Celestial Group	18,890 [a]	265,971	Dell	42,860 [a]	365,596
Hormel Foods	20,980	667,794	Ebay	22,460 [a]	244,140
Tootsie Roll Industries	36,100	773,262	Telefonaktiebolaget
		3,455,445	LM Ericsson, ADR	39,880	325,421
Energy—.5%			FactSet Research Systems	10,890	419,700
EOG Resources	5,960	298,238	Nuance Communications	23,240 [a]	205,906
Health Care—5.6%			Paychex	11,130	245,528
Charles River Laboratories International	13,590 [a]	337,032	Research In Motion	6,250 [a]	249,625
DENTSPLY International	21,060	486,907	SAP, ADR	7,640	245,550
Dionex	9,740 [a]	455,735			2,663,456
Gen-Probe	5,880 [a]	238,552	Materials—1.8%
IDEXX Laboratories	22,870 [a]	688,387	Alcoa	11,760	73,265
Lincare Holdings	15,500 [a]	326,585	Ecolab	11,670	370,872
Medicis Pharmaceutical, Cl. A	21,480	242,294	Sigma-Aldrich	15,650	558,705
Stryker	10,300	346,801	Vulcan Materials	4,990	206,637
Techne	6,470	316,059			1,209,479
Wright Medical Group	18,100 [a]	264,441	Total Securities Sold Short
		3,702,793	(proceeds $26,942,435)	31.4%	20,645,416

ADR—American Depositary Receipts
a Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Consumer Discretionary	6.8	Industrial	2.2
Health Care	5.6	Materials	1.8
Consumer Staples	5.3	Energy	0.5
Exchange Traded Funds	5.1
Information Technology	4.1		31.4

† Based on net assets.
See notes to financial statements.

36

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon International Fund
Common Stocks—95.1%	Shares	Value ($)		Shares	Value ($)
Australia—2.4%			Germany—7.8%
Amcor	1,217,227	3,411,945	Adidas	46,230	1,348,570
Bendigo and Adelaide Bank	74,290	303,786	Allianz	37,551	2,553,068
BHP Billiton	235,560	4,286,103	Bayerische Motoren Werke	207,910	5,205,657
CFS Retail Property Trust	1,028,880	1,107,061	Daimler	123,740	2,825,250
Computershare	292,639	1,303,727	Deutsche Lufthansa	122,150	1,347,243
CSL	68,710	1,594,759	Deutsche Post	471,395	4,565,743
Insurance Australia Group	747,791	1,625,874	Deutsche Telekom	351,191	4,258,547
National Australia Bank	287,173	3,240,015	E.ON	383,000	9,910,028
Westfield Group	200,304	1,356,822	Hochtief	33,474	933,605
Westpac Banking	195,011	2,078,381	Lanxess	108,810	1,629,115
		20,308,473	Merck	25,110	1,892,800
Belgium—.7%			MTU Aero Engines Holding	159,205	4,139,572
Delhaize Group	73,290	4,271,688	Muenchener
Groupe Bruxelles Lambert	22,470	1,452,802	Rueckversicherungs	62,890	7,730,495
		5,724,490	Rheinmetall	27,020	891,304
Denmark—.2%			RWE	116,569	7,384,575
Novo Nordisk, Cl. B	37,280	1,820,625	Salzgitter	41,814	2,620,266
Finland—2.2%			SAP	44,790	1,448,804
Nokia	1,442,604	13,753,020	Siemens	52,340	2,676,055
UPM-Kymmene	701,209	4,987,047	Software	25,290	1,603,068
		18,740,067	ThyssenKrupp	122,310	2,201,828
France—11.4%					67,165,593
AXA	108,350	1,007,814	Greece—1.9%
BNP Paribas	132,789	4,375,236	Coca-Cola
Cap Gemini	53,293	1,551,902	Hellenic Bottling	331,799	4,038,122
Carrefour	191,709	6,507,364	Public Power	799,400	12,140,989
CNP Assurances	21,120	1,368,195			16,179,111
Credit Agricole	629,564	6,217,423	Hong Kong—2.6%
France Telecom	371,859	8,396,056	BOC Hong Kong Holdings	8,014,600	7,945,350
GDF SUEZ	72,198	2,314,766	Cheung Kong Holdings	138,000	1,116,785
Lagardere	82,227	2,695,207	Henderson Land
			Development	337,000	1,118,262
Sanofi-Aventis	480,152	24,905,450
			Hutchison Whampoa	1,122,700	5,847,402
Scor	80,120	1,602,806
			Johnson Electric Holdings	9,499,500	1,684,791
Technip	37,960	1,247,367
			Link REIT	723,600	1,376,277
Teleperformance	53,220	1,484,331
			Swire Pacific, Cl. A	156,000	950,794
Total	505,612	24,024,262
			Yue Yuen
Unibail-Rodamco	16,296	2,070,778	Industrial Holdings	1,271,000	2,364,562
Vivendi	315,382	7,582,682			22,404,223
		97,351,639

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Ireland—.3%			Japan (continued)
CRH	62,455	1,298,507	Matsumotokiyoshi Holdings	93,400	1,678,465
Ryanair Holdings, ADR	46,700 [a]	1,113,328	Mediceo Paltac Holdings	346,700	3,646,223
		2,411,835	Mitsubishi Chemical Holdings	1,295,000	4,379,079
Italy—3.4%			Mitsubishi Rayon	1,079,000	1,953,211
Banco Popolare	437,080	1,680,331	Mitsubishi UFJ Financial Group	2,713,200	12,339,347
Buzzi Unicem	77,058	722,907	Mitsumi Electric	102,600	1,255,933
Enel	235,010	1,175,348	Murata Manufacturing	87,600	3,322,817
ENI	431,934	8,684,677	NGK Spark Plug	541,100	4,181,603
Finmeccanica	386,954	4,959,565	Nippon Express	1,459,000	4,197,845
Fondiaria-SAI	60,800	710,669	Nippon Telegraph & Telephone	48,300	2,070,799
Intesa Sanpaolo	972,090	2,385,860	Nippon Yusen	393,800	1,627,787
Mediaset	1,033,608	4,615,725	Nissan Motor	756,200	2,332,459
Parmalat	1,106,160	2,054,417	Nissin Foods Holdings	41,800	1,256,667
Unipol Gruppo Finanziario	2,552,771	2,297,753	Nomura Holdings	833,700	3,457,346
		29,287,252	Nomura Research Institute	190,600	2,987,466
Japan—24.8%			Omron	391,900	4,512,421
Aeon	753,100	4,442,985	Pacific Metals	188,000	717,154
Air Water	101,000	855,974	Rakuten	3,101	1,590,597
Astellas Pharma	208,900	6,933,760	Ricoh	394,800	4,453,296
Bank of Kyoto	138,000	1,193,728	Rohm	108,400	5,193,810
Bridgestone	162,900	2,196,248	Sega Sammy Holdings	169,600	1,443,056
Canon	167,651	4,234,124	Sekisui Chemical	330,700	1,404,943
Central Japan Railway	1,355	8,198,762	Sharp	398,000	3,098,477
Chiba Bank	201,000	945,984	Shimamura	75,500	3,871,441
Chiyoda	727,500	2,865,066	Shin-Etsu Chemical	39,700	1,770,128
Chubu Electric Power	115,400	2,848,957	Shinko Electric Industries	92,200	844,551
Chuo Mitsui Trust Holdings	1,188,700	3,590,199	Sumitomo	280,900	2,339,971
Daihatsu Motor	150,000	1,132,435	Sumitomo Electric Industries	349,900	2,705,288
Daiichi Sankyo	116,300	1,848,888	Sumitomo Heavy Industries	670,100	1,751,730
Daito Trust Construction	26,800	842,665	Sumitomo Mitsui
Daiwa House Industry	649,000	4,218,371	Financial Group	273,100	8,703,308
Dentsu	213,600	3,093,666	Suruga Bank	146,000	1,120,678
Honda Motor	136,700	3,284,019	Takashimaya	588,000	3,017,362
Japan Real Estate Investment	108	804,641	Takata	355,000	2,226,439
JS Group	387,800	4,143,668	Takeda Pharmaceutical	85,200	3,441,763
JSR	117,500	1,373,296	Tokai Rika	161,400	1,287,524
KDDI	2,100	10,958,033	Tokyo Electron	127,800	4,263,390
Keihin	281,200	2,676,098	Tokyo Gas	1,737,400	6,954,347
Kubota	284,000	1,349,219	Toyo Engineering	587,000	1,581,636
Lawson	63,300	2,736,982	Toyota Motor	245,700	7,846,236
Leopalace21	38,800	214,532	Yamaguchi Financial Group	169,000	1,469,287

38

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Japan (continued)			Switzerland (continued)
Yamaha Motor	395,200	3,357,150	Ciba Holding	40,595	1,648,993
Yamato Holdings	312,000	3,044,637	Clariant	696,464 [a]	2,619,517
		211,679,967	Credit Suisse Group	112,070	2,770,496
Netherlands—2.9%			Julius Baer Holding	146,690	3,415,682
Aegon	337,515	1,231,878	Nestle	724,610	23,747,957
European Aeronautic			Novartis	558,512	20,376,366
Defence and Space	134,607	1,989,753	Roche Holding	104,590	11,890,815
Koninklijke Ahold	199,600	2,241,957	Syngenta	10,390	2,224,811
Koninklijke DSM	144,462	3,336,838	UBS	540,204 [a]	5,107,198
KONINKLIJKE KPN	149,740	1,935,344	Zurich Financial Services	9,990	1,424,398
Koninklijke Philips Electronics	182,610	2,948,198			81,354,816
Koninklijke Vopak	46,230	1,545,200	United Kingdom—20.2%
Royal Dutch Shell, Cl. A	397,705	8,767,862	Anglo American	564,570	8,090,456
Wereldhave	13,740	930,951	AstraZeneca	67,140	2,155,916
		24,927,981	Aviva	369,210	1,527,540
Norway—.3%			BAE Systems	349,660	1,859,627
Prosafe	326,020 [a]	1,182,879	BP	3,739,560	23,997,277
Tandberg	138,600	1,790,626	Carnival	84,370	1,729,626
		2,973,505	Centrica	2,487,626	9,633,265
Singapore—1.6%			Charter International	410,790	2,464,081
CapitaLand	548,000	691,149	Friends Provident	3,096,696	3,138,723
Capitaland (Rights)	263,500 [a]	115,768	GlaxoSmithKline	875,694	13,401,433
DBS Group Holdings	2,026,266	10,147,983	HSBC Holdings	1,608,004	11,308,652
Oversea-Chinese Banking	1,057,000	3,030,419	IG Group Holdings	237,160	909,908
		13,985,319	Kingfisher	1,262,910	2,287,094
Spain—1.2%			Old Mutual	5,794,792	3,442,763
Banco Santander	574,157	3,566,645	Persimmon	269,120	1,326,298
Criteria Caixacorp	286,000	804,919	Reckitt Benckiser Group	38,610	1,489,082
Mapfre	414,480	851,239	Regus	1,504,830	1,055,613
Repsol	60,380	935,400	Rexam	177,380	665,949
Telefonica	238,480	4,447,313	Rio Tinto	30,650	790,252
		10,605,516	Royal Dutch Shell, Cl. A	481,291	10,645,287
Sweden—1.2%			Royal Dutch Shell, Cl. B	378,550	8,042,264
Elekta, Cl. B	179,950	1,977,934	Shire	97,420	1,162,452
Nordea Bank	236,610	1,190,025	Tesco	2,645,785	12,620,620
Sandvik	736,920	3,968,138	Thomas Cook Group	1,223,170	3,738,573
Svenska Cellulosa, Cl. B	492,830	3,214,620	Unilever	720,931	14,118,903
		10,350,717	Vodafone Group	13,488,464	24,176,197
Switzerland—9.5%			WPP	1,421,838	7,439,755
Adecco	147,050	4,502,570			173,217,606
Baloise Holding	28,540	1,626,013

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.2%	Shares	Value ($)
United States—.5%			Registered
iShares MSCI EAFE Index Fund	111,860	3,879,305	Investment Company;
Total Common Stocks			Dreyfus Institutional
(cost $1,305,401,395)		814,368,040	Preferred Plus
			Money Market Fund
			(cost $10,300,000)	10,300,000 [b]	10,300,000
Preferred Stocks—1.2%
Germany			Total Investments
Fresenius	30,350	1,539,047	(cost $1,335,205,707)	97.5%	835,289,265
Henkel & Co.	383,924	9,082,178	Cash and Receivables (Net)	2.5%	21,146,146
Total Preferred Stocks
			Net Assets	100.0%	856,435,411
(cost $19,504,312)		10,621,225

ADR—American Depositary Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	15.4	Materials	6.4
Health Care	11.5	Utilities	6.1
Consumer Discretionary	10.6	Information Technology	5.2
Consumer Staples	10.5	Insurance	3.1
Energy	10.2	Money Market Investment	1.2
Industrial	9.7	Index	.5
Telecommunication Services	7.1		97.5

† Based on net assets.
See notes to financial statements.

40

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—90.2%	Shares	Value ($)		Shares	Value ($)
Brazil—8.4%			China (continued)
Banco Itau Holding Financeira, ADR	176,437	1,619,692	Shanda Interactive
Centrais Eletricas Brasileiras	198,603	2,175,880	Entertainment, ADR	52,450 [a]	1,721,409
Cia de Saneamento Basico do			Sinopec Shanghai
Estado de Sao Paulo	88,308	887,733	Petrochemical, Cl. H	6,462,000	1,442,363
Cia de Saneamento Basico			Sinotrans, Cl. H	10,687,600	1,579,137
do Estado de Sao Paulo, ADR	4,690	93,425	TPV Technology	6,660,000	1,719,729
Cia de Saneamento de Minas Gerais	232,900	2,024,752	Weiqiao Textile, Cl. H	5,498,900	1,430,808
Cia Energetica de Minas Gerais, ADR	40,240	549,678	Yanzhou Coal Mining, ADR	8,500	48,280
Cia Vale do Rio Doce, ADR	239,570	3,088,057	Yanzhou Coal Mining, Cl. H	2,044,000	1,145,196
Empresa Brasileira de			Zhejiang Expressway, Cl. H	2,278,000	1,472,040
Aeronautica, ADR	112,380	1,214,828	ZTE, Cl. H	535,800	1,763,006
Grendene	383,200	1,898,854			48,048,617
Medial Saude	337,600	954,326	Egypt—.6%
Petroleo Brasileiro (Preferred), ADR	555,990	12,443,056	Commercial International Bank	81,482	504,897
Redecard	124,700	1,303,630	Telecom Egypt	796,265	2,091,618
Souza Cruz	41,700	836,999			2,596,515
Tele Norte Leste Participacoes, ADR	420,008	5,090,497	Hong Kong—8.6%
Telemig Celular Participacoes (Rights)	248 [a]	643	Belle International Holdings	437,000	183,995
Unibanco—Uniao de Bancos			Chaoda Modern
Brasileiros (Units)	196,600	1,035,862	Agriculture Holdings	2,284,320	1,310,184
Unibanco—Uniao de Bancos			China Agri-Industries Holdings	3,578,519 [a]	1,601,139
Brasileiros, ADR	46,740	2,445,904	China Mobile	1,134,900	9,768,220
Votorantim Celulose e Papel, ADR	207,870 [a]	993,619	China Mobile, ADR	118,340	5,130,039
		38,657,435	China Pharmaceutical Group	3,314,000	1,152,076
China—10.4%			China Power International
Aluminum Corp. of China, Cl. H	698,500	327,653	Development	18,017,400	3,496,181
Anhui Expressway, Cl. H	3,248,000	1,309,098	China Unicom (Hong Kong)	2,954,514	2,610,513
Bank of China, Cl. H	23,553,000	6,474,767	CNOOC	721,000	622,667
Bosideng International Holdings	22,254,000	1,502,545	CNOOC, ADR	31,080	2,670,704
China BlueChemical, Cl. H	1,966,000	932,736	Cosco Pacific	3,624,000	2,621,009
China Construction Bank, Cl. H	6,143,000	3,070,029	Denway Motors	7,494,700	2,236,016
China COSCO Holdings, Cl. H	1,743,000	923,408	Global Bio-Chem Technology Group	9,338,800	1,036,571
China Molybdenum, Cl. H	1,442,000	527,647	Nine Dragons Paper Holdings	4,173,000	1,113,384
China Petroleum & Chemical, Cl. H	3,226,000	1,661,150	NWS Holdings	705,469	896,364
China Telecom, Cl. H	3,517,000	1,171,547	Shanghai Industrial Holdings	905,280	2,038,955
Dongfang Electric, Cl. H	823,800	1,490,966	Texwinca Holdings	3,319,600	1,444,234
Guangshen Railway, Cl. H	1,892,000	556,587			39,932,251
Huaneng Power International, Cl. H	4,286,200	2,773,215	Hungary—.6%
Industrial & Commercial			Magyar Telekom Telecommunications	595,270	1,379,410
Bank of China, Cl. H	9,185,000	3,694,793	Richter Gedeon	15,520	1,611,160
PetroChina, ADR	24,100	1,707,967			2,990,570
PetroChina, Cl. H	10,718,000	7,602,541

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
India—7.3%			Israel (continued)
Andhra Bank	1,172,640	978,529	Israel Discount Bank, Cl. A	2,304,796	1,542,983
Axis Bank	48,370	325,503	Partner Communications	71,253	1,046,355
Bank of India	407,290	1,779,681	Teva Pharmaceutical
Bharat Petroleum	325,727	2,433,947	Industries, ADR	86,250	3,845,025
Bharti Airtel	113,380 [a]	1,396,795			9,186,874
Canara Bank	156,600	502,846	Luxembourg—.1%
Dr. Reddy’s Laboratories	72,310	546,392	Evraz Group, GDR	37,530 [b]	334,017
Grasim Industries	60,901	1,590,689	Malaysia—5.2%
Hindalco Industries	173,111	129,432	AMMB Holdings	308,162	204,665
Hindalco Industries, GDR	1,436,660 [b]	1,084,378	Gamuda	4,327,700	2,294,181
Hindustan Petroleum	437,303	2,287,024	Genting	2,793,200	2,593,340
ICICI Bank, ADR	36,050	449,183	Hong Leong Bank	1,989,100	2,806,981
India Cements	992,024	1,873,164	KLCC Property Holdings	2,345,500	1,862,092
Indian Bank	160,180	268,786	Malayan Banking	4,301,450	5,882,997
Infosys Technologies	34,610	823,832	Resorts World	334,800	198,648
Jet Airways India	106,806 [a]	293,022	RHB Capital	2,028,200	2,036,214
Mahanagar Telephone Nigam	1,670,426	2,081,099	Sime Darby	2,210,200	3,349,319
Mahanagar Telephone Nigam, ADR	185,360	519,008	Tenaga Nasional	1,632,000	2,824,403
Mahindra & Mahindra	228,111	1,367,977			24,052,840
Oil & Natural Gas	135,152	1,805,134	Mexico—3.7%
Reliance Industries	58,061	1,418,695	America Movil, ADR, Ser. L	257,610	6,563,903
State Bank of India	44,490	885,866	Consorcio ARA	3,142,300	773,711
State Bank of India, GDR	88,660 [b]	3,581,864	Embotelladoras Arca	1,339,100	2,154,166
Steel Authority of India	1,195,132	1,751,237	Fomento Economico Mexicano, ADR	73,060	1,683,302
Sterlite Industries (India)	49,310	233,539	Gruma, Cl. B	1,550,066 [a]	496,672
Sterlite Industries (India), ADR	223,960	1,030,216	Grupo Aeroportuario
Tata Chemicals	265,530	637,919	del Sureste, Cl. B	289,000	836,449
Tata Consultancy Services	178,162	1,658,548	Grupo Continental	1,603,790	2,264,050
		33,734,305	Grupo Modelo, Ser. C	627,700	1,627,569
Indonesia—1.4%			Kimberly-Clark de Mexico, Cl. A	268,400	845,557
Bank Central Asia	2,980,000	577,223			17,245,379
Gudang Garam	5,648,200	2,415,488	Peru—.2%
Kalbe Farma	25,984,000	1,393,675	Credicorp	22,730	829,872
Telekomunikasi Indonesia	4,423,400	2,304,484	Philippines—.5%
		6,690,870	ABS-CBN Holdings	1,178,500	306,196
Israel—2.0%			Bank of the Philippine Islands	1,385,961	970,042
Bank Hapoalim	625,840 [a]	1,112,771	Metropolitan Bank & Trust	619,100	260,131
Bank Leumi Le-Israel	342,440	606,408	Union Bank of the Philippines	1,653,700	700,079
Elbit Systems	23,379	1,033,332			2,236,448

42

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Poland—.9%			South Korea—11.7%
Bank Pekao	37,020	784,944	CJ Home Shopping	39,134	1,137,195
Polski Koncern Naftowy Orlen	153,390	864,500	Hana Financial Group	59,025	692,953
Polskie Gornictwo			Hanwha Chemical	276,953	1,218,730
Naftowe I Gazownictwo	989,480	933,957	Honam Petrochemical	25,280 [a]	764,866
Telekomunikacja Polska	326,270	1,579,978	Hyundai Heavy Industries	9,376	1,060,640
		4,163,379	Hyundai Marine & Fire Insurance	136,890	925,177
Russia—5.1%			Hyundai Mobis	17,842	851,074
Cherepovets MK Severstal, GDR	108,050 [b]	392,222	Hyundai Motor	46,662	1,475,398
Gazprom, ADR	815,810	10,597,372	Kangwon Land	111,010	892,769
LUKOIL, ADR	235,250	7,537,410	KB Financial Group	171,403 [a]	3,258,040
MMC Norilsk Nickel, ADR	411,913	1,935,991	KB Financial Group, ADR	48,890 [c]	920,110
Mobile Telesystems, ADR	123,140	2,917,187	Korea Electric Power	251,425 [a]	3,897,327
VTB Bank, GDR	258,380 [b]	276,467	KT	9,620	233,527
		23,656,649	KT & G	24,084	1,232,955
South Africa—7.3%			KT, ADR	328,240 [c]	3,945,445
ABSA Group	125,390	1,104,375	Kumho Tire	246,540 [a]	578,554
AngloGold Ashanti, ADR	162,637	4,851,462	LG	34,892	910,987
Aveng	304,661	776,350	LG Chem	20,340	1,115,590
FirstRand	2,588,460	3,086,684	LG Fashion	73,050	742,785
Fountainhead Property Trust	904,870	491,612	Lotte Shopping	23,100	2,441,972
Gold Fields	135,120	1,397,332	POSCO	26,606	5,386,008
Gold Fields, ADR	103,490	1,053,528	Samsung Electronics	45,973	14,210,963
Growthpoint Properties	553,130	736,229	Shinhan Financial Group	136,612 [a]	2,037,509
JD Group	357,888	1,045,153	Shinhan Financial Group (Rights)	20,950 [a]	43,718
Metropolitan Holdings	1,149,490	1,242,200	SK Telecom	3,329	404,914
MTN Group	245,229	2,087,055	SK Telecom, ADR	298,360	3,995,040
Nampak	2,001,704	2,555,367			54,374,246
Naspers, Cl. N	88,910	1,354,987	Taiwan—9.5%
Nedbank Group	485,290	3,613,862	Au Optronics	1,900,000	1,382,441
Remgro	136,540	895,854	China Motor	2,809,413	909,867
Sanlam	502,061	759,178	Chinatrust Financial Holding	6,057,294	1,814,060
Sappi	781,647	1,469,697	Chungwa Telecom	343,460	528,839
Sasol	70,753	1,764,449	Compal Electronics	10,130,011	5,703,361
Sasol, ADR	20,900	525,217	First Financial Holding	1,507,456	592,863
Standard Bank Group	80,210	515,948	Formosa Plastics	768,900	1,047,471
Steinhoff			Giant Manufacturing	565,000	1,071,824
International Holdings	222,206	246,725	HON HAI Precision Industry	1,294,000	2,554,082
Telkom	213,710	2,095,225	Lite-On Technology	1,948,900	1,131,087
		33,668,489

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Taiwan (continued)			Turkey (continued)
Mega Financial Holding	6,036,000	1,619,477	Turk Sise ve Cam Fabrikalari	2,400,103 [a]	1,341,155
Nan Ya Printed Circuit Board	1,026,971	2,011,079	Turkcell Iletisim Hizmet	506,790	2,518,896
Nien Hsing Textile	1,046,000	227,515	Turkcell Iletisim Hizmet, ADR	9,270	114,206
Powertech Technology	544,000	816,947	Turkiye Garanti Bankasi	989,020 [a]	1,204,206
Quanta Computer	3,428,902	3,441,982	Turkiye Is Bankasi, Cl. C	348,785	672,910
SinoPac Financial Holdings	15,237,225	2,489,573			9,899,848
Taiwan Mobile	1,280,999	1,667,962	United Kingdom—.2%
Taiwan Semiconductor			JKX Oil & Gas	250,007	741,768
Manufacturing	3,300,615	4,137,989	United States—.4%
Taiwan Semiconductor			iShares MSCI Emerging
Manufacturing, ADR	469,819	3,542,435	Markets Index Fund	44,090	936,031
Tong Yang Industry	3,177,648	1,335,434	Patni Computer Systems, ADR	185,700	844,935
Unimicron Technology	1,708,000	749,396			1,780,966
United Microelectronics	15,842,397	3,461,353	Total Common Stocks
Yageo	10,993,960	1,658,669	(cost $660,074,986)		417,272,773
		43,895,706
Thailand—4.0%			Preferred Stocks—5.8%
Bangkok Bank	869,200	1,762,210	Brazil
Charoen Pokphand Foods	29,025,600	2,696,032	Banco Bradesco	51,300	444,054
Electricity Generating	991,600	1,930,578	Banco Itau Holding Financeira	44,100	409,392
Kasikornbank	2,990,300	3,638,912	Bradespar	83,400	781,199
Krung Thai Bank	21,916,400	2,484,503	Braskem, Cl. A	720,500	1,620,929
PTT	182,700	777,089	Cia de Bebidas das Americas	27,000	1,082,642
Siam Cement	830,200	2,251,483	Cia de Tecidos do Norte
Thai Airways International	3,731,100	785,053	de Minas—Coteminas	821,960 [a]	1,168,631
Thai Oil	1,178,500	751,131	Cia Energetica de Minas Gerais	209,243	2,909,312
Thai Union Frozen Products	2,780,400	1,478,738	Cia Paranaense de Energia, Cl. B	317,300	2,958,848
		18,555,729	Cia Vale do Rio Doce, Cl. A	481,200	5,398,761
Turkey—2.1%			Gerdau	130,400	690,334
Haci Omer Sabanci Holding	751,547	1,087,469	Klabin	558,100	718,804
Selcuk Ecza Deposu			Petroleo Brasileiro	693,600	7,657,038
Ticaret ve Sanayi	1,730,814	1,720,532	Telemig Celular Participacoes	2,709	51,883
Tupras Turkiye Petrol Rafine	136,060	1,240,474

44

BNY Mellon Emerging Markets Fund (continued)

			Investment of Cash Collateral	Principal
Preferred Stocks (continued)	Shares	Value ($)	for Securities Loaned—.6%	Amount ($)	Value ($)
Brazil (continued)			Registered
Usinas Siderurgicas			Investment Company;
de Minas Gerais, Cl. A	74,750	810,516	Dreyfus Institutional Cash
Total Preferred Stocks			Advantage Plus Fund
(cost $37,480,249)		26,702,343	(cost $2,598,015)	2,598,015 [d]	2,598,015
			Total Investments
Other Investment—2.3%			(cost $710,903,250)	98.9%	457,323,131
Registered Investment Company;			Cash and
Dreyfus Institutional Preferred			Receivables (Net)	1.1%	5,086,668
Plus Money Market Fund
(cost $10,750,000)	10,750,000 [d]	10,750,000	Net Assets	100.0%	462,409,799

ADR—American Depositary Receipts GDR—Global Depositary Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2009, these securities amounted to $5,668,948 or 1.2% of net assets.
c All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $2,432,777 and the total market value of the collateral held by the fund is $2,598,015.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	19.0	Industrial	5.5
Energy	14.7	Consumer Staples	4.9
Telecommunication Services	13.7	Money Market Investments	2.9
Information Technology	11.8	Health Care	2.4
Materials	11.5	Exchange Traded Funds	.2
Consumer Discretionary	6.7
Utilities	5.6		98.9

† Based on net assets.
See notes to financial statements.

The Funds 45

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—99.2%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.1%			Consumer Discretionary (continued)
Adidas, ADR	15,800	230,996	Zon Multimedia Servicos de
Bridgestone, ADR	22,000	591,800	Telecomunicacoes e
British Sky Broadcasting Group, ADR	15,075	401,598	Multimedia, ADR	5,535 [a]	26,572
Bulgari, ADR	13,775 [a]	224,811			21,064,840
Casio Computer, ADR	5,900	411,845	Consumer Staples—11.8%
Compass Group, ADR	65,400	287,760	Aeon, ADR	54,000	320,220
Dailmer	36,600	827,892	Ajinomoto, ADR	8,100	560,448
Denso, ADR	6,750	507,330	British American Tobacco, ADR	31,800	1,623,072
Electrolux, ADR	31,100	428,869	Cadbury, ADR	12,543	384,318
Fiat, ADR	48,300	219,765	Coca Cola Hellenic Bottling, ADR	18,850	222,053
Honda Motor, ADR	65,200	1,540,676	Coca-Cola Amatil, ADR	69,750	791,662
Husqvarna, ADR	37,650	267,315	Delhaize Group, ADR	18,600	1,083,264
Intercontinental Hotels Group, ADR	38,270	262,150	Diageo, ADR	21,320	991,167
Kingfisher, ADR	111,626	394,040	Foster’s Group, ADR	170,100	586,845
Ladbrokes, ADR	83,611	203,175	Groupe Danone, ADR	101,500	963,235
Loxottica Group, ADR	11,000	143,110	Heineken, ADR	21,050	282,070
LVMH Moet Hennessy			Henkel & Co., ADR	17,600	413,600
Louis Vuitton, ADR	39,500	454,490	Hitachi, ADR	14,300	351,923
Marks & Spencer Group, ADR	45,750	339,007	Imperial Tobacco Group, ADR	17,600	841,808
Marui Group, ADR	32,500	270,725	J. Sainsbury, ADR	15,475	289,692
Mediaset, ADR	32,800	434,928	Kao, ADR	3,700	683,279
Nissan Motor, ADR	64,500	390,870	Kirin Holdings, ADR	61,000	574,010
Panasonic Electric Works, ADR	6,000	359,100	Koninklijke Ahold, ADR	49,680	553,435
Panasonic, ADR	82,000	942,180	L’Oreal, ADR	118,500	1,540,500
Pearson, ADR	40,800	380,256	Nestle, ADR	136,650	4,442,491
Peugeot, ADR	17,400	303,630	Sabmiller, ADR	37,700	544,765
Publicis Groupe, ADR	24,500	568,400	Shiseido, ADR	33,000	475,200
Reed Elsevier, ADR	12,443	370,926	Tate & Lyle, ADR	12,425	189,108
Sega Sammy Holdings, ADR	160,000	329,600	Tesco, ADR	94,268	1,341,434
Sharp, ADR	63,000	479,430	Toyo Suisan Kaisha, ADR	4,600	1,095,406
Sodexo, ADR	29,100	1,347,912	Unilever (NY Shares)	58,300	1,114,113
Sony, ADR	42,400	702,144	Unilever, ADR	45,020	867,986
TABCORP Holdings, ADR	10,340	421,445	Yamazaki Baking, ADR	10,500	1,328,529
Television Broadcasts, ADR	68,000	449,480			24,455,633
Thomson Reuters, ADR	1,472	182,984	Energy—9.5%
Toyota Motor, ADR	51,650	3,261,181	BG Group, ADR	25,620	1,831,830
Valeo, ADR	50,000	312,000	BP, ADR	106,046	4,067,924
Volkswagen, ADR	24,500	1,200,500	ENI, ADR	53,192	2,128,212
Wolters Kluwer, ADR	21,800	344,658	Repsol YPF, ADR	44,100	671,202
WPP, ADR	9,640	249,290	Royal Dutch Shell, ADR	112,765	4,885,583
46

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Santos, ADR	13,475	518,787	ING Groep, ADR	70,700	318,857
StatoilHydro, ADR	60,005	999,683	Intesa Sanpaolo, ADR	192,048	2,780,855
Technip, ADR	11,800	385,034	Legal & General Group, ADR	96,400	280,524
Total, ADR	76,624	3,616,653	Lend Lease, ADR	205,200	656,640
Woodside Petroleum, ADR	28,805	659,635	Lloyds Banking Group, ADR	106,708	346,801
		19,764,543	Mitsubishi Estate, ADR	6,200	635,748
Financial—19.4%			Mitsubishi Financial Group, ADR	390,868	1,747,180
Aegon (NY Shares)	59,800	211,094	Mitsui Sumitoto Insurance Group
Allianz, ADR	209,000	1,383,580	Holdings, ADR	46,400	533,600
Allied Irish Banks, ADR	20,050	22,456	Mizuho Financial Group, ADR	500,000	1,885,000
Alpha Bank, ADR	121,900	177,974	National Australia Bank, ADR	117,600	1,328,880
Australian & New Zealand			National Bank of Greece, ADR	138,320	315,370
Banking Group, ADR	101,400	860,886	Nomura Holdings, ADR	98,000	400,820
AXA, ADR	75,500	685,540	ORIX, ADR	12,000	118,560
Banco Bilbao Vizcaya Argentaria, ADR	170,400	1,221,768	Promise, ADR	52,000	339,040
Banco Santander, ADR	324,400	1,952,888	Prudential, ADR	59,900	482,195
Bank of Yokohama, ADR	10,300	438,059	Shinsei Bank, ADR	113,000	192,100
Barclays, ADR	98,550	506,547	Shizuoka Bank, ADR	4,700	417,906
BNP Paribas, ADR	70,000	1,120,700	Sino Land, ADR	46,000	180,619
British Land, ADR	57,600	382,464	Social Generale, ADR	119,445	735,781
Capitaland, ADR	108,500	260,400	Sumitomo Mitsui Financial Group, ADR	315,000	982,800
Cheung Kong Holdings, ADR	76,000	619,400	Sumitomo Trust & Banking, ADR	95,000	307,800
City Developments, ADR	106,000	312,700	Sun Hung Kai Properties, ADR	65,000	499,850
Commerzbank, ADR	43,300	157,179	Suruga Bank, ADR	5,600	437,263
Commonwealth Bank of Australia, ADR	23,800 [a]	1,359,297	Swire Pacific, ADR	76,000	459,800
Credit Suisse Group, ADR	45,150	1,090,824	Swiss Reinsurance, ADR	16,914	208,888
Daiwa House Industry, ADR	5,300	344,500	Tokio Marine Holdings, ADR	32,450	730,125
Daiwa Securities Group, ADR	9,900	336,600	Tokyu Land, ADR	12,700	292,044
Danske Bank, ADR	61,600	190,344	UBS	117,704 [b]	1,065,221
Deutsche Bank	26,023	665,148	United Overseas Bank, ADR	34,000	430,440
DNB NOR, ADR	4,400 [a]	160,068	Westpac Banking, ADR	23,520	1,261,613
Erste Group Bank, ADR	20,000	94,400	Zurich Financial Services, ADR	63,700	894,985
Fortis, ADR	150,300	223,947			40,487,358
Friends of Provident, ADR	46,860	466,726	Health Care—9.7%
Governor & Co of the Bank of			AstraZeneca, ADR	55,269	1,745,948
Ireland, ADR	17,250	20,527	Bayer, ADR	32,600	1,568,060
Hang Seng Bank, ADR	40,400	452,480	Cie Generale d’Opitique Essilor
HSBC Holdings, ADR	87,340	3,039,432	International, ADR	34,000	593,640
Hypo Real Estate Holdings, ADR	33,300	41,625	Eisai, ADR	39,000	1,202,760
Hysan Development, ADR	145,000	420,500	Elan, ADR	25,400 [b]	156,972

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Fresenius Medical Care, ADR	13,600	551,616	Mitsubishi Electric, ADR	12,400	484,220
GlaxoSmithKline, ADR	94,351	2,842,796	Mitsubishi, ADR	35,000	854,350
Novartis, ADR	91,260	3,308,175	Mitsui & Co., ADR	3,500	632,485
Novo Nordisk, ADR	28,800	1,394,496	MTR, ADR	14,000	308,700
Novozymes, ADR	1,400	103,390	Neptune Orient Lines, ADR	83,750	260,010
Olympus, ADR	73,000	969,440	Nippon Yusen Kabus, ADR	76,000	616,360
Roche Holding, ADR	116,360	3,263,898	NSK, ADR	9,400	288,298
Sanofi-Aventis, ADR	79,600	2,039,352	Orkla, ADR	38,100	228,600
Smith & Nephew, ADR	12,300	434,559	Rolls-Royce Group, ADR	15,740	321,096
		20,175,102	Ryanair Holdings, ADR	11,600 [b]	276,544
Industrial—11.7%			Sandvik, ADR	76,900	403,725
ABB, ADR	100,310	1,208,735	Secom, ADR	6,500	439,725
Air France, ADR	43,600	397,196	Siemens, ADR	33,142	1,677,648
All Nippon Airways, ADR	160,000	1,104,000	SKF, ADR	53,900	455,455
Amada, ADR	24,500	481,763	Sumitomo Electric
Asahi Glass, ADR	83,000	362,710	Industries, ADR	6,800	536,522
Atlas Copco, Cl. A, ADR	69,200	479,556	Sumitomo, ADR	62,000	525,760
Atlas Copco, Cl. B, ADR	77,500	485,150	Taisei, ADR	19,500	348,765
Bae Systems, ADR	33,825	711,678	TNT, ADR	25,700	370,337
British Airways, ADR	10,540	206,373	Tomkins, ADR	40,425	257,912
Dai Nippon Printing, ADR	53,000	446,790	Toppan Printing, ADR	14,800	392,200
Deutsche Lufthansa, ADR	42,700	467,565	Toto, ADR	4,600	194,396
European Aeronautic Defence			Verbund-Oesterreichische
and Space, ADR	37,400	544,918	Elektrizitaetswirtschafts, ADR	65,500	407,456
Experian, ADR	34,970	206,673	Vestas Wind Systems, ADR	22,200 [b]	324,564
Hutchison Whampoa, ADR	18,200	472,290	Volvo, ADR	114,700	479,446
Invensys, ADR	144,010	316,822	Weinerberger, ADR	52,500	82,425
ITOCHU, ADR	11,200	500,192	Wolseley, ADR	42,100	105,671
Japan Airlines, ADR	160,200 [b]	1,488,258			24,279,383
Kajima, ADR	18,000	369,000	Information Technology—5.0%
Kawasaki Heavy Industries, ADR	54,000	362,880	Advantest, ADR	18,500	220,150
Keppel, ADR	69,000	386,400	Alcatel-Lucent, ADR	110,400 [b]	144,624
Komatsu, ADR	13,250	538,612	Alps Electric, ADR	43,500	244,518
Koninklijke Philips Electronics			Canon, ADR	41,500	1,042,065
(NY Shares)	39,100	625,209	Computershare, ADR	82,600	355,180
Kubota, ADR	16,600	391,594	Dassault Systemes, ADR	9,400	327,778
Marubeni, ADR	6,700	211,050	Fujifilm Holdings, ADR	29,000	535,050
Metso, ADR	24,300	241,299	Fujitsu, ADR	20,600	345,050

48

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Kyocera, ADR	8,300	479,740	Rio Tinto, ADR	7,975	813,450
NEC, ADR	110,000	262,616	Solvay, ADR	6,400	363,520
Nidec, ADR	43,600	445,156	Stora Enso, ADR	55,600	228,516
Nintendo, ADR	31,200	1,099,800	Sumitomo Metal Industries, ADR	22,400	425,152
Nokia, ADR	146,000	1,366,560	Svenska Cellulosa, ADR	62,700	409,431
Omron, ADR	34,000	384,200	Syngenta, ADR	24,250	1,038,385
Ricoh, ADR	9,400	528,750	Taiheiyo Cement, ADR	24,800	357,380
SAP, ADR	34,180	1,098,545	Teijin, ADR	16,100	273,700
TDK, ADR	11,000	357,280	Toray Industries, ADR	11,600	443,120
Telefonaktiebolaget LM Ericsson, ADR	109,200	891,072	UPM-Kymmene, ADR	43,400	304,234
Trend Micro, ADR	13,000	289,900			16,444,217
		10,418,034	Telecommunications—7.4%
Materials—7.9%			BT Group, ADR	27,910	356,969
Air Liquide, ADR	47,414	701,727	Deutsche Telekom, ADR	98,000	1,175,020
Akzo Nobel, ADR	7,900	277,685	France Telecom, ADR	65,200	1,463,740
Alumina, ADR	48,575	148,154	Hellenic Telecommunications
Amcor, ADR	31,750	351,472	Organization, ADR	20,600	129,780
Anglo American, ADR	92,316	652,674	Koninklijke KPN, ADR	67,800	869,196
ArcelorMittal	33,224	642,220	Nippon Telegraph & Telephone, ADR	57,400	1,215,732
Asahi Kasei, ADR	11,400	358,530	NTT Docomo, ADR	71,800	1,103,566
BASF, ADR	35,100	968,409	Portugal Telecom, ADR	26,300	211,452
BHP Billiton, ADR	98,849	3,406,414	Singapore Telecommunications, ADR	32,935	516,091
Boral, ADR	37,450	270,831	Swisscom, ADR	10,000	298,800
CRH, ADR	19,300	390,246	Telecom Corp New Zealand, ADR	33,973	197,723
Intalcementi, ADR	28,500	256,452	Telecom Italia, ADR	96,069	1,043,307
James Hardie Industries, ADR	23,680	247,574	Telefonica, ADR	51,675	2,871,063
Johnson Matthey, ADR	6,650	190,523	Telenor, ADR	12,400	193,192
Kobe Steel, ADR	51,600	304,440	Telstra, ADR	49,100	546,974
Koninklijke DSM, ADR	16,000	90,880	Vodafone Group, ADR	181,023	3,213,158
Lafarge, ADR	14,824	159,803			15,405,763
Newcrest Mining, ADR	18,047	358,233	Utilities—6.7%
Nippon Steel, ADR	23,100	612,150	Centrica, ADR	60,345	956,468
Nisshin Steel, ADR	12,350	383,708	CLP Holdings, ADR	114,000	843,600
Nitto Denko, ADR	2,000	361,680	E.ON, ADR	87,927	2,257,965
Norsk Hydro, ADR	43,500	137,895	Energias de Portugal, ADR	19,220	616,001
Oji Paper, ADR	8,400	306,600	GDF Suez, ADR	68,249	2,188,156
Rexam, ADR	11,220	209,029	Hong Kong & China Gas, ADR	283,800	422,862

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.3%	Shares	Value ($)
Utilities (continued)			Registered
Iberdrola, ADR	64,150	1,680,730	Investment Company;
International Power, ADR	11,920	403,492	Dreyfus Institutional
National Grid, ADR	22,788	1,015,433	Preferred Plus
			Money Market Fund
RWE, ADR	24,200	1,526,052	(cost $642,000)	642,000 [c]	642,000
Scottish & Southern Energy, ADR	53,700	896,790
United Utilities Group, ADR	29,865	431,848	Total Investments
Veolia Enviroment, ADR	28,500	613,605	(cost $366,238,506)	99.5%	206,989,875
		13,853,002	Cash and Receivables (Net)	.5%	1,072,454
Total Common Stocks
(cost $365,596,506)		206,347,875	Net Assets	100.0%	208,062,329

ADR—American Depositary Receipts

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2009, these securities amounted to $1,770,748 or 0.9% of net assets.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	19.4	Materials	7.9
Consumer Staples	11.8	Telecommunications	7.4
Industrial	11.7	Utilities	6.7
Consumer Discretionary	10.1	Information Technology	5.0
Health Care	9.7	Money Market Investment	.3
Energy	9.5		99.5

† Based on net assets.
See notes to financial statements.

50

BNY Mellon Balanced Fund
Common Stocks—33.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—2.7%			Exchange Traded Funds—.2%
Darden Restaurants	17,675	479,700	Standard & Poor’s Depository
Family Dollar Stores	17,970 [a]	493,097	Receipts (Tr. Ser. 1)	5,050	373,347
Home Depot	33,140	692,295	Financial—3.0%
Mattel	45,160	534,694	Ameriprise Financial	29,550	471,027
McDonald’s	19,890	1,039,253	Charles Schwab	39,830	506,239
News, Cl. B	86,170 [a]	539,424	Chubb	36,680	1,431,987
OfficeMax	50,130	191,497	First Horizon National	65,287 [a]	598,682
Omnicom Group	30,170	724,985	Franklin Resources	9,860	451,588
Ross Stores	34,470	1,017,554	JPMorgan Chase & Co.	55,252	1,262,508
Time Warner	73,720	562,484	KeyCorp	66,010	462,730
		6,274,983	MetLife	15,540	286,868
Consumer Staples—4.3%			Northern Trust	11,490	638,270
Coca-Cola Enterprises	50,500	579,740	Wells Fargo & Co.	53,270	644,567
Colgate-Palmolive	26,480	1,593,566			6,754,466
CVS Caremark	56,890	1,464,348	Health Care—5.4%
Energizer Holdings	17,160 [b]	723,980	Aetna	23,500	560,945
Estee Lauder, Cl. A	10,410	235,787	Amgen	19,960 [b]	976,643
Kroger	26,180	541,141	Baxter International	28,660	1,459,080
Lorillard	14,520	848,549	Biogen Idec	8,260 [b]	380,290
Molson Coors Brewing, Cl. B	15,330	540,076	Cephalon	5,830 [a,b]	382,389
PepsiCo	14,690	707,177	Covidien	16,252	514,701
Philip Morris International	30,160	1,009,455	Gilead Sciences	18,360 [b]	822,528
Procter & Gamble	1	48	Hospira	15,850 [b]	367,720
Wal-Mart Stores	33,190	1,634,276	Life Technologies	17,690 [b]	515,664
		9,878,143	McKesson	9,730	399,125
Energy—4.7%			Medtronic	22,490	665,479
Anadarko Petroleum	13,730	479,863	Novartis, ADR	30,770	1,115,413
Chevron	31,490	1,911,758	Pfizer	108,180	1,331,696
ConocoPhillips	41,500	1,550,025	Schering-Plough	43,070	748,987
Hess	29,830	1,631,403	St. Jude Medical	19,020 [b]	630,703
Marathon Oil	38,700	900,549	Vertex Pharmaceuticals	22,370 [b]	676,245
National Oilwell Varco	42,950 [b]	1,148,054	Wyeth	22,370	913,143
Occidental Petroleum	31,890	1,654,134			12,460,751
Williams	31,010	350,413	Industrial—3.0%
XTO Energy	34,000	1,076,440	Cooper Industries, Cl. A	14,000	295,260
		10,702,639	Dover	13,000	324,220

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Industrial (continued)			Information
Emerson Electric	12,730	340,528	Technology (continued)
FedEx	10,040	433,828	Motorola	156,310	550,211
Fluor	18,990	631,418	National Semiconductor	40,700	443,630
General Electric	91,490	778,580	Nokia, ADR	65,070	609,055
Goodrich	17,260	571,996	Oracle	69,560 [b]	1,080,962
L-3 Communications Holdings	11,410	771,887	QUALCOMM	36,680	1,226,212
Parker Hannifin	19,180	640,037	Symantec	34,370 [b]	475,337
Raytheon	13,110	524,007	Visa, Cl. A	14,410	817,191
Republic Services	31,680	630,432			15,514,419
Textron	27,150	153,398	Materials—.9%
Tyco International	41,652	835,122	Cia Vale do Rio Doce, ADR	52,980 [a]	682,912
		6,930,713	Freeport-McMoRan Copper & Gold	7,880	239,710
Information Technology—6.8%			Mosaic	16,620	715,491
Accenture, Cl. A	15,530	453,320	Pactiv	25,700 [b]	406,831
Akamai Technologies	32,590 [b]	589,553			2,044,944
Apple	8,940 [b]	798,431	Telecommunication Services—.7%
Broadcom, Cl. A	35,640 [b]	586,278	AT & T	67,737	1,610,108
Cisco Systems	112,150 [b]	1,634,026	Utilities—1.3%
EMC	60,660 [b]	636,930	American Electric Power	41,890	1,175,014
Intel	60,350	768,859	Exelon	13,870	654,941
International Business Machines	19,050	1,753,172	Sempra Energy	26,880	1,117,402
Juniper Networks	58,390 [b]	829,722			2,947,357
Lam Research	30,940 [b]	605,186	Total Common Stocks
Microsoft	102,560	1,656,344	(cost $95,138,494)		75,491,870

52

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes—47.1%	Rate (%)	Date	Amount ($)	Value ($)
Asset—Backed Ctfs.—.3%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	585,000	576,034
Asset-Backed Ctfs./Auto Receivables—1.7%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	735,000	701,637
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	131,290	127,450
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	440,000	420,628
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	815,000	821,980
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	420,000	380,066
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	470,000	466,955
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	975,000	967,374
				3,886,090
Auto Parts & Equipment—.3%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	1,080,000	799,393
Banks—1.5%
Bank of America, Sub. Notes	5.49	3/15/19	1,000,000	712,489
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	402,081
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	427,697
HSBC Holdings, Sub. Notes	6.50	9/15/37	500,000	436,490
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	535,000	535,442
Morgan Stanley, Sub. Notes	4.75	4/1/14	730,000	612,771
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	275,000	270,367
				3,397,337
Commercial & Professional Services—.5%
Seminole Tribe of Florida, Notes	5.80	10/1/13	1,260,000 [c]	1,179,659
Commercial Mortgage Pass-Through Ctfs.—.7%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	455,000	351,915
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	585,000 [d]	436,789
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	705,000	546,331
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	315,000	242,821
				1,577,856
Diversified Financial Services—2.5%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	915,000	927,950
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	365,000 [c]	346,739
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	455,000 [c]	443,589

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services (continued)
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	840,000	831,578
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	710,000	676,257
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	600,000	368,849
General Electric Capital, Sr. Unscd. Notes	5.63	9/15/17	795,000	694,011
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	240,000	207,663
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	855,000	593,470
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	535,000	573,223
				5,663,329
Electric Utilities—.3%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	580,000	669,700
Food & Beverages—.5%
Diageo Finance, Gtd. Notes	5.50	4/1/13	435,000	446,463
General Mills, Sr. Unscd. Notes	5.65	2/15/19	135,000	135,141
Pepsico, Sr. Unscd. Notes	7.90	11/1/18	565,000	680,163
				1,261,767
Foreign/Governmental—.4%
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	825,000 [a]	799,838
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	185,000 [a]	194,713
				994,551
Health Care—.2%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	545,000	537,076
Industrials—.5%
CRH America, Gtd. Notes	5.30	10/15/13	615,000	475,477
United Technologies, Notes	6.13	7/15/38	575,000	600,427
				1,075,904
Media & Telecommunications—1.9%
AT & T, Sr. Unscd. Notes	6.50	9/1/37	420,000	388,885
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	465,000	482,128
Comcast, Gtd. Notes	5.90	3/15/16	735,000	693,872
News America Holdings, Gtd. Debs.	7.60	10/11/15	365,000	350,415
News America, Gtd. Notes	6.15	3/1/37	350,000	273,130
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	695,000	721,562
Time Warner Cable, Gtd. Debs.	7.30	7/1/38	385,000	352,212
Time Warner, Gtd. Debs.	6.50	11/15/36	315,000	270,331
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	850,000	805,774
				4,338,309

54

BNY Mellon Balanced Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas—.2%
Devon Financing, Gtd. Notes	6.88	9/30/11	430,000	452,799
Property & Casualty Insurance—.2%
MetLife, Notes	7.72	2/15/19	420,000	405,939
Real Estate—.3%
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	750,000	680,153
Residential Mortgage Pass-Through Ctfs.—.4%
WaMu Mortgage Pass Through Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	119,666	108,064
WaMu Mortgage Pass Through Certificates, Ser. 2004-AR9, Cl. A6	4.13	8/25/34	745,000 [d]	718,357
				826,421
Retail—.3%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	590,000	633,799
Technology—.8%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	320,000 [a]	345,451
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	662,987
Oracle, Sr. Unscd. Notes	5.75	4/15/18	765,000	774,957
				1,783,395
U.S. Government Agencies—5.2%
Federal Farm Credit Banks, Bonds	3.88	8/25/11	430,000	453,425
Federal Farm Credit Banks, Bonds	5.25	9/13/10	635,000	668,887
Federal Home Loan Banks, Bonds	3.63	10/18/13	1,090,000	1,128,620
Federal Home Loan Banks, Bonds	5.33	3/6/12	355,000	355,161
Federal Home Loan Banks, Bonds	5.65	4/20/22	1,175,000	1,205,762
Federal Home Loan Mortgage Corp., Notes	3.88	9/30/11	1,400,000 [e]	1,422,205
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	660,000 [e]	679,412
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	1,175,000 [e]	1,219,740
Federal National Mortgage Association, Notes	4.00	8/18/11	1,580,000 [e]	1,602,856
Federal National Mortgage Association, Notes	5.25	3/5/14	2,030,000 [e]	2,100,786
Federal National Mortgage Association, Notes	5.38	4/11/22	1,010,000 [e]	1,026,358
				11,863,212
U.S. Government Agencies/Mortgage-Backed—18.9%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21			152,935 [e]	156,010
5.00%, 6/1/28—7/1/28			1,264,015 [e]	1,288,721
5.50%, 6/1/34—1/1/38			3,130,731 [e]	3,212,506
5.77%, 4/1/37			808,854 [d,e]	840,543
6.00%, 7/1/37—9/1/38			4,674,499 [e]	4,845,239
7.00%, 8/1/29—8/1/36			211,926 e	225,537

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
4.50%, 1/1/36			884,237 [e]	888,224
5.00%, 2/1/36			440,207 [e]	448,933
5.50%, 7/1/35—3/1/38			9,454,660 [e]	9,704,781
5.69%, 4/1/37			990,655 [d,e]	1,018,911
5.97%, 5/1/37			1,084,003 [d,e]	1,125,770
6.00%, 4/1/33—12/1/37			3,940,889 [e]	4,083,870
6.02%, 8/1/37			1,811,668 [d,e]	1,881,589
6.50%, 10/1/36—4/1/38			3,325,778 [e]	3,483,296
7.00%, 6/1/32			113,721 [e]	121,576
7.50%, 7/1/32			95,513 [e]	102,078
Government National Mortgage Association I:
5.00%, 11/15/34—4/15/38			4,769,912	4,881,939
5.50%, 2/15/36			728,854	750,467
6.00%, 10/15/33—10/15/38			2,075,057	2,149,888
6.50%, 4/15/38—8/15/38			1,760,430	1,838,226
7.00%, 5/15/23—11/15/23			215,309	233,293
9.00%, 12/15/09			1,070	1,078
				43,282,475
U.S. Government Securities—9.5%
U.S. Treasury Inflation Protected Securities, Notes	0.63	4/15/13	562,378 [f]	547,441
U.S. Treasury Inflation Protected Securities, Notes	1.38	7/15/18	1,068,315 [f]	997,206
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/17	1,350,996 [a,f]	1,345,508
U.S. Treasury Inflation Protected Securities, Notes	2.38	1/15/27	1,350,996 [a,f]	1,305,821
U.S. Treasury Notes	3.75	11/15/18	300,000 [a]	317,977
U.S. Treasury Notes	4.25	1/15/11	2,855,000 [a]	3,033,552
U.S. Treasury Notes	4.25	8/15/13	3,295,000 [a]	3,644,837
U.S. Treasury Notes	4.25	11/15/13	255,000 [a]	282,990
U.S. Treasury Notes	4.50	5/15/17	1,175,000 [a]	1,311,319
U.S. Treasury Notes	4.63	8/31/11	280,000	303,713
U.S. Treasury Notes	4.63	2/29/12	4,060,000 [a]	4,442,212
U.S. Treasury Notes	5.13	5/15/16	3,530,000 [a]	4,097,836
				21,630,412
Total Bonds and Notes
(cost $107,766,319)				107,515,610

56

BNY Mellon Balanced Fund (continued)

			Investment of Cash Collateral	Principal
Other Investment—19.7%	Shares	Value ($)	for Securities Loaned—9.1%	Amount ($)	Value ($)

Registered Investment Company:			Registered Investment Company;
BNY Mellon Emerging Markets Fund	1,560,741 [g]	7,944,174	Dreyfus Institutional Cash
BNY Mellon International Fund	2,313,777 [g]	15,432,890	Advantage Plus Fund
BNY Mellon Mid Cap Stock Fund	1,796,937 [g]	11,212,888	(cost $20,845,042)	20,845,042 [h]	20,845,042
BNY Mellon Small Cap Stock Fund	1,000,582 [g]	6,333,684	Total Investments
Dreyfus Institutional Preferred			(cost $309,997,343)	108.9%	248,743,158
Plus Money Market Fund	3,967,000 [h]	3,967,000
			Liabilities, Less Cash and Receivables	(8.9%)	(20,272,504)
Total Other Investment
(cost $86,247,488)		44,890,636	Net Assets	100.0%	228,470,654

ADR—American Depositary Receipts

a All or a portion of these securities are on loan.At February 28, 2009, the total market value of the fund’s securities on loan is $20,459,645 and the total market value of the collateral held by the fund is $21,294,901, consisting of cash collateral of $20,845,042 and U.S. Government and Agency securities valued at $449,859.
b Non-income producing security.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2009, these securities amounted to $1,969,987 or .9% of net assets.
[d] Variable rate security—interest rate subject to periodic change.
e On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Investment in affiliated mutual fund.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government & Agencies	33.6	Industrial	3.0
Affiliated Mutual Funds	17.9	Asset/Mortgage-Backed	2.7
Money Market Investments	10.9	Consumer Discretionary	2.7
Corporate Bonds	10.4	Utilities	1.3
Information Technology	6.8	Materials	.9
Health Care	5.4	Telecommunication Services	.7
Energy	4.7	Foreign/Governmental	.4
Consumer Staples	4.3	Exchange Traded Funds	.2
Financial	3.0		108.9

† Based on net assets.
See notes to financial statements.

The Funds 57

STATEMENTS OF ASSETS AND LIABILITIES February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,018,940,607	95,563,326	733,404,759	410,281,545
Affiliated issuers	63,320,639	4,146,781	170,057,358	125,684,702
Cash	15,598,453	—	4,208,280	3,356,105
Receivable for investment securities sold	21,819,218	742,941	23,774,734	6,305,469
Dividends and interest receivable	3,958,219	444,078	1,109,997	270,591
Receivable for shares of Beneficial Interest subscribed	661,859	117,762	490,876	378,837
Prepaid expenses	17,204	11,242	22,243	15,806
	1,124,316,199	101,026,130	933,068,247	546,293,055
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	569,859	62,429	504,524	321,500
Due to Administrator—Note 4(a)	108,454	10,760	81,237	46,694
Cash overdraft due to Custodian	—	323,397	—	—
Liability for securities on loan—Note 2(b)	55,564,639	3,585,781	156,144,358	112,414,702
Payable for investment securities purchased	41,342,562	738,450	26,727,919	5,015,275
Payable for shares of Beneficial Interest redeemed	1,293,790	24,560	499,739	502,859
Accrued expenses	41,559	27,755	48,730	138,699
	98,920,863	4,773,132	184,006,507	118,439,729
Net Assets ($)	1,025,395,336	96,252,998	749,061,740	427,853,326
Composition of Net Assets ($):
Paid-in capital	1,589,315,118	159,370,170	1,321,726,527	793,495,110
Accumulated undistributed (distributions in
excess of) investment income—net	(6,927)	65,480	1,165,561	(45,525)
Accumulated net realized gain (loss) on investments	(315,197,993)	(23,344,582)	(300,931,307)	(172,930,073)
Accumulated net unrealized appreciation
(depreciation) on investments	(248,714,862)	(39,838,070)	(272,899,041)	(192,666,186)
Net Assets ($)	1,025,395,336	96,252,998	749,061,740	427,853,326
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,019,729,185	95,545,908	733,109,905	423,384,712
Shares Outstanding	208,793,423	25,606,115	117,408,835	66,841,407
Net Asset Value Per Share ($)	4.88	3.73	6.24	6.33
Investor Shares
Net Assets ($)	5,666,151	707,090	15,327,494	4,468,614
Shares Outstanding	1,158,232	187,909	2,471,888	721,910
Net Asset Value Per Share ($)	4.89	3.76	6.20	6.19
Dreyfus Premier Shares
Net Assets ($)	—	—	624,341	—
Shares Outstanding	—	—	106,357	—
Net Asset Value Per Share ($)	—	—	5.87	—
† Investments at cost ($):
Unaffiliated issuers	1,267,655,469	135,401,396	1,006,303,800	602,947,731
Affiliated issuers	63,320,639	4,146,781	170,057,358	125,684,702
††Value of securities on loan ($)	51,840,147	3,247,201	148,159,260	105,664,814

See notes to financial statements.

58

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	International	Balanced
	130/30 Fund	Fund	Markets Fund	Appreciation Fund	Fund
Assets ($):
Investments in securities—See
Statement of Investments† (including
securities on loan)††—Note 2(b):
Unaffiliated issuers	85,253,118	824,989,265	443,975,116	206,347,875	183,007,480
Affiliated issuers	—	10,300,000	13,348,015	642,000	65,735,678
Cash	—	7,739,840	5,927,823	12,319	—
Cash denominated in foreign currencies†††	—	4,416,536	6,314,111	—	—
Receivable for investment securities sold	2,569,654	10,308,331	2,091,437	—	1,648,409
Receivable for shares of Beneficial
Interest subscribed	541,419	684,842	853,959	196,185	250
Dividends and interest receivable	280,317	4,512,344	956,403	831,656	1,406,759
Paydowns receivable	—	—	—	—	7
Unrealized appreciation on foreign
currency exchange contracts—Note 2(e)	—	7,384	11,040	—	—
Other assets	—	—	—	455,227	—
Prepaid expenses	19,849	13,722	13,732	15,669	8,840
	88,664,357	862,972,264	473,491,636	208,500,931	251,807,423
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	67,737	1,295,634	1,495,990	92,182	94,479
Due to Administrator—Note 4(a)	7,343	92,698	47,400	22,946	19,196
Due to Broker	29,419	—	—	—	—
Cash overdraft due to Custodian	131,537	—	—	—	507,381
Securities sold short, at value (proceeds
$26,942,435)—See Statement of
Securities Sold Short	20,645,416	—	—	—	—
Payable for investment securities purchased	1,683,173	4,239,463	6,662,702	—	1,758,513
Payable for shares of Beneficial
Interest redeemed	308,482	823,095	219,508	254,560	64,462
Payable to brokers for proceeds on
securities sold short	55,722	—	—	—	—
Dividends payable on securities sold short	13,405	—	—	—	—
Interest payable—Note 3	53	—	—	—	—
Liability for securities on loan—Note 2(b)	—	—	2,598,015	—	20,845,042
Unrealized depreciation on foreign currency
exchange contracts—Note 2(e)	—	22,083	12,598	—	—
Accrued expenses	42,307	63,880	45,624	68,914	47,696
	22,984,594	6,536,853	11,081,837	438,602	23,336,769
Net Assets ($)	65,679,763	856,435,411	462,409,799	208,062,329	228,470,654

The Funds 59

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	International	Balanced
	130/30 Fund	Fund	Markets Fund	Appreciation Fund	Fund
Composition of Net Assets ($):
Paid-in capital	149,376,023	1,940,871,223	997,823,540	404,815,092	303,363,634
Accumulated undistributed
investment income—net	91,789	9,793,005	2,143,846	990,013	3,435,990
Accumulated net realized gain
(loss) on investments	(60,225,543)	(594,055,168)	(283,843,214)	(38,494,145)	(17,074,785)
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	(159,248,631)	(61,254,185)
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	—	(500,173,649)	(253,714,373)	—	—
Accumulated net unrealized appreciation
(depreciation) on investments
and securities sold short	(23,562,506)	—	—	—	—
Net Assets ($)	65,679,763	856,435,411	462,409,799	208,062,329	228,470,654
Net Asset Value Per Share
Class M Shares
Net Assets ($)	65,663,417	852,913,770	459,928,799	205,548,475	224,877,422
Shares Outstanding	10,084,746	127,821,075	90,303,044	28,148,062	29,633,285
Net Asset Value Per Share ($)	6.51	6.67	5.09	7.30	7.59
Investor Shares
Net Assets ($)	16,346	3,521,641	2,481,000	2,513,854	3,593,232
Shares Outstanding	2,524	499,207	474,213	347,641	470,882
Net Asset Value Per Share ($)	6.48	7.05	5.23	7.23	7.63
† Investments at cost ($):
Unaffiliated issuers	115,112,643	1,324,905,707	697,555,235	365,596,506	202,904,813
Affiliated issuers	—	10,300,000	13,348,015	642,000	107,092,530
†† Value of securities on loan ($)	—	—	2,432,777	—	20,459,645
††† Cash denominated in foreign
currencies (cost) ($)	—	4,482,246	6,420,477	—	—

See notes to financial statements.

60

STATEMENTS OF OPERATIONS Six Months Ended February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $266,129 and $5,540 foreign taxes
withheld at source for BNY Mellon Large Cap Stock Fund
and BNY Mellon Small Cap Stock Fund, respectively):
Unaffiliated issuers	16,339,024	2,536,964	8,323,867	5,211,670
Affiliated issuers	92,148	810	95,965	85,273
Income from securities lending	261,914	17,735	984,529	1,264,657
Total Income	16,693,086	2,555,509	9,404,361	6,561,600
Expenses:
Investment advisory fees—Note 4(a)	4,003,968	438,332	3,616,463	2,376,108
Administration fees—Note 4(a)	803,865	87,970	628,624	364,788
Custodian fees—Note 4(c)	47,006	9,064	48,689	38,454
Trustees’ fees and expenses—Note 4(d)	43,405	5,051	34,455	19,672
Registration fees	17,413	14,231	20,092	25,328
Auditing fees	12,555	19,646	20,252	20,949
Legal fees	11,954	1,737	6,270	11,648
Shareholder servicing costs—Note 4(c)	9,295	1,396	40,340	10,067
Prospectus and shareholders’ reports	3,364	2,503	25,388	6,958
Interest expense—Note 3	1,295	3,050	4,403	238
Loan commitment fees—Note 3	200	383	2,483	1,550
Distribution fees—Note 4(b)	—	—	3,126	—
Miscellaneous	11,954	7,788	12,499	8,459
Total Expenses	4,966,274	591,151	4,463,084	2,884,219
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(110,207)
Less—reduction in fees due to
earnings credits—Note 2(b)	(257)	(98)	(8,577)	(8,364)
Net Expenses	4,966,017	591,053	4,454,507	2,765,648
Investment Income—Net	11,727,069	1,964,456	4,949,854	3,795,952
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(314,748,901)	(27,710,160)	(299,160,403)	(150,747,384)
Net realized gain (loss) on options transactions	—	44,175	—	—
Net Realized Gain (Loss)	(314,748,901)	(27,665,985)	(299,160,403)	(150,747,384)
Net unrealized appreciation
(depreciation) on investments	(448,401,948)	—	(365,802,388)	(212,239,813)
Net unrealized appreciation (depreciation)
on investments and options transactions	—	(52,462,839)	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	(763,150,849)	(80,128,824)	(664,962,791)	(362,987,197)
Net (Decrease) in Net Assets
Resulting from Operations	(751,423,780)	(78,164,368)	(660,012,937)	(359,191,245)

See notes to financial statements.

The Funds 61

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging
	130/30 Fund	Fund	Markets Fund
Investment Income ($):
Income:
Cash dividends (net of $10,701, $939,049 and $669,061
foreign taxes withheld at source for BNY Mellon U.S. Core Equity
130/30 Fund, BNY Mellon International Fund and BNY Mellon
Emerging Markets Fund, respectively):
Unaffiliated issuers	1,602,614	15,902,007	7,434,343
Affiliated issuers	7,628	44,349	27,278
Interest	83,025	80,745	3,333
Income from securities lending	—	—	3,722
Total Income	1,693,267	16,027,101	7,468,676
Expenses:
Investment advisory fees—Note 4(a)	415,729	5,222,238	3,501,618
Interest on securities sold short	276,910	—	—
Dividends on securities sold short	236,352	—	—
Administration fees—Note 4(a)	67,694	800,867	396,505
Custodian fees—Note 4(c)	14,658	969,304	1,259,476
Registration fees	14,170	15,682	16,791
Auditing fees	7,900	13,024	57,288
Legal fees	6,783	5,063	7,837
Prospectus and shareholders’ reports	6,736	1,936	3,617
Interest expense—Note 3	4,876	25,825	12,549
Trustees’ fees and expenses—Note 4(d)	3,686	38,319	24,156
Loan commitment fees—Note 3	241	200	200
Shareholder servicing costs—Note 4(c)	165	5,974	5,617
Miscellaneous	4,574	44,316	28,779
Total Expenses	1,060,474	7,142,748	5,314,433
Less—reduction in investment advisory fee due to undertaking—Note 4(a)	—	(926,265)	—
Less—reduction in fees due to earnings credits—Note 2(b)	(61)	(769)	(1,712)
Net Expenses	1,060,413	6,215,714	5,312,721
Investment Income—Net	632,854	9,811,387	2,155,955
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments and foreign currency transactions	—	(604,337,913)	(312,604,712)
Net realized gain (loss) on financial futures	(124,453)	—	—
Net realized gain (loss) on foreign currency exchange contracts	—	(1,683,695)	(1,421,092)
Net realized gain (loss) on investments:
Long transactions	(64,594,230)	—	—
Short sale transactions	16,789,381	—	—
Net Realized Gain (Loss)	(47,929,302)	(606,021,608)	(314,025,804)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	—	(133,715,651)	(181,951,804)
Net unrealized appreciation (depreciation)
on investments and securities sold short	(18,982,603)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(66,911,905)	(739,737,259)	(495,977,608)
Net (Decrease) in Net Assets Resulting from Operations	(66,279,051)	(729,925,872)	(493,821,653)

See notes to financial statements.

62

	BNY Mellon International Appreciation Fund		BNY Mellon
	Two Months Ended	Year Ended	Balanced
	February 28, 2009[a]	December 31, 2008[b]	Fund
Investment Income ($):
Income:
Cash dividends (net of $124,930 and $21,257 foreign
taxes withheld at source for BNY Mellon International
Appreciation Fund and BNY Mellon Balanced Fund, respectively):
Unaffiliated issuers	932,791	16,708,901	2,557,785
Affiliated issuers	185	14,281	13,329
Interest	—	—	2,813,616
Income from securities lending	—	744,309	102,238
Total Income	932,976	17,467,491	5,486,968
Expenses:
Investment advisory fees—Note 4(a)	194,297	2,191,507	566,805
Administration fees—Note 4(a)	51,172	466,293	134,942
Prospectus and shareholders’ reports	6,353	35,202	3,058
Auditing fees	4,760	23,690	14,678
Trustees’ fees and expenses—Note 4(d)	4,565	15,387	8,742
Legal fees	3,824	10,152	2,948
Custodian fees—Note 4(c)	2,349	69,040	18,312
Shareholder servicing costs—Note 4(c)	2,181	111,472	6,045
Registration fees	1,735	31,593	14,066
Interest expense—Note 3	894	3,851	—
Loan commitment fees—Note 3	140	—	200
Distribution fees	—	8,519	—
Miscellaneous	2,996	120,792	14,345
Total Expenses	275,266	3,087,498	784,141
Less—reduction in investment advisory fee due to undertaking—Note 4(a)	(12,476)	(136,009)	—
Less—reduction in fees due to earnings credits—Note 2(b)	(241)	(719)	(235)
Net Expenses	262,549	2,950,770	783,906
Investment Income—Net	670,427	14,516,721	4,703,062
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(584,893)	4,306,492	(20,984,479)
Net realized gain on distributions from affiliated issuers	—	—	3,308,957
Net Realized Gain (Loss)	(584,893)	4,306,492	(17,675,522)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(59,970,145)	(239,798,814)	(34,534,485)
Affiliated issuers	—	—	(33,125,765)
Net Realized and Unrealized Gain (Loss) on Investments	(60,555,038)	(235,492,322)	(85,335,772)
Net (Decrease) in Net Assets Resulting from Operations	(59,884,611)	(220,975,601)	(80,632,710)

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information from the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.

See notes to financial statements.

The Funds 63

STATEMENT OF CASH FLOWS Six Months Ended February 28, 2009 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(94,651,396)
Proceeds from sales of portfolio securities	150,127,059
Proceeds from securities sold short	(13,416,670)
Net sale of short—term securities	10,723,000
Dividends received	1,831,709
Interest and dividends paid	(587,751)
Operating expenses paid	(146,282)
Paid to The Dreyfus Corporation	(474,713)
Realized loss from future transactions	(124,453)	53,280,503
Cash Flows from Financing Activites ($):
Net beneficial interest transactions		(48,220,445)
Dividends paid		(900,545)
Cash at beginning of period		(4,291,050)
Cash at end of period		(131,537)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Decrease in Net Assets Resulting from Operations		(66,279,051)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(94,651,396)
Proceeds from sales of portfolio securities		150,127,059
Proceeds from securities sold short		(13,416,670)
Net sale of short—term securities		10,723,000
Decrease in interest and dividends payable on
securities sold short and loan commitment fees		(69,372)
Decrease in accrued operating expenses		(31,916)
Increase in prepaid expenses		12,001
Decrease in Due from The Dreyfus Corporation		(59,046)
Net realized loss on investments		47,929,302
Net unrealized depreciation on investments		18,982,603
Increase in dividends and income receivable		138,442
Realized loss from futures transactions		(124,453)
Net Cash Used by Operating Activities		53,280,503

See notes to financial statements.

64

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	11,727,069	21,793,998	1,964,456	5,497,469
Net realized gain (loss) on investments	(314,748,901)	42,707,422	(27,665,985)	23,653,013
Net unrealized appreciation (depreciation) on investments	(448,401,948)	(255,434,623)	(52,462,839)	(66,771,228)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(751,423,780)	(190,933,203)	(78,164,368)	(37,620,746)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,087,811)	(21,697,143)	(2,111,704)	(5,380,112)
Investor Shares	(61,422)	(102,171)	(14,240)	(24,312)
Net realized gain on investments:
Class M Shares	(17,032,712)	(292,549,129)	(11,235,958)	(68,094,883)
Investor Shares	(105,660)	(1,786,575)	(88,530)	(355,903)
Total Dividends	(29,287,605)	(316,135,018)	(13,450,432)	(73,855,210)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	216,050,657	348,280,071	9,339,191	14,558,053
Investor Shares	2,271,359	6,025,431	136,263	959,671
Dividends reinvested:
Class M Shares	14,232,485	219,092,628	8,427,024	45,986,015
Investor Shares	152,001	1,629,824	90,001	343,443
Cost of shares redeemed:
Class M Shares	(184,960,582)	(283,003,054)	(30,623,421)	(165,171,342)
Investor Shares	(2,155,903)	(6,626,069)	(275,183)	(1,011,025)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	45,590,017	285,398,831	(12,906,125)	(104,335,185)
Total Increase (Decrease) in Net Assets	(735,121,368)	(221,669,390)	(104,520,925)	(215,811,141)
Net Assets ($):
Beginning of Period	1,760,516,704	1,982,186,094	200,773,923	416,585,064
End of Period	1,025,395,336	1,760,516,704	96,252,998	200,773,923
Undistributed (distributions in
excess of) investment income—net	(6,927)	415,237	65,480	226,968
Capital Share Transactions (Shares):
Class M Shares
Shares sold	37,373,198	35,913,810	1,998,383	1,733,256
Shares issued for dividends reinvested	2,420,758	21,978,940	1,771,205	5,484,101
Shares redeemed	(30,624,405)	(28,751,330)	(5,781,078)	(18,698,275)
Net Increase (Decrease) in Shares Outstanding	9,169,551	29,141,420	(2,011,490)	(11,480,918)
Investor Shares
Shares sold	361,039	579,957	26,410	104,995
Shares issued for dividends reinvested	25,895	164,416	18,694	40,671
Shares redeemed	(347,695)	(635,660)	(50,593)	(113,307)
Net Increase (Decrease) in Shares Outstanding	39,239	108,713	(5,489)	32,359

See notes to financial statements.

The Funds 65

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	4,949,854	4,583,702	3,795,952	1,749,953
Net realized gain (loss) on investments	(299,160,403)	49,153,737	(150,747,384)	(10,963,249)
Net unrealized appreciation (depreciation) on investments	(365,802,388)	(138,222,392)	(212,239,813)	(48,570,551)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(660,012,937)	(84,484,953)	(359,191,245)	(57,783,847)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,574,644)	(4,706,351)	(5,358,722)	—
Investor Shares	(78,833)	—	(46,091)	—
Net realized gain on investments:
Class M Shares	(1,133,559)	(290,742,198)	(849,554)	(93,553,168)
Investor Shares	(25,430)	(6,187,293)	(9,218)	(779,053)
Dreyfus Premier Shares	(1,126)	(585,373)	—	—
Total Dividends	(7,813,592)	(302,221,215)	(6,263,585)	(94,332,221)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	174,705,041	358,126,989	82,715,536	215,247,987
Investor Shares	2,949,321	6,563,714	1,013,276	2,534,593
Dreyfus Premier Shares	—	21,513	—	—
Net assets received in connection
with reorganization—Note 1	—	—	233,386,437	—
Dividends reinvested:
Class M Shares	2,178,655	194,264,082	1,546,581	64,066,796
Investor Shares	94,020	5,593,861	52,887	715,704
Dreyfus Premier Shares	796	484,613	—	—
Cost of shares redeemed:
Class M Shares	(329,556,654)	(342,230,172)	(154,102,307)	(165,452,779)
Investor Shares	(4,001,003)	(10,854,203)	(8,218,214)	(3,661,275)
Dreyfus Premier Shares	(491,708)	(1,774,328)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(154,121,532)	210,196,069	156,394,196	113,451,026
Total Increase (Decrease) in Net Assets	(821,948,061)	(176,510,099)	(209,060,634)	(38,665,042)
Net Assets ($):
Beginning of Period	1,571,009,801	1,747,519,900	636,913,960	675,579,002
End of Period	749,061,740	1,571,009,801	427,853,326	636,913,960
Undistributed (distributions in excess of)
investment income—net	1,165,561	2,869,184	(45,525)	1,563,336

66

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Capital Share Transactions:
Class M Shares
Shares sold	24,156,753	29,990,811	9,993,753	17,812,671
Shares issued in connection with reorganization—Note 1	—	—	20,518,617	—
Shares issued for dividends reinvested	337,253	15,433,934	208,154	5,048,605
Shares redeemed	(45,785,674)	(27,138,793)	(19,240,813)	(12,720,300)
Net Increase (Decrease) in Shares Outstanding	(21,291,668)	18,285,952	11,479,711	10,140,976
Investor Shares[a]
Shares sold	388,439	527,609	410,133	218,973
Shares issued in connection with reorganization—Note 1	—	—	408,812	—
Shares issued for dividends reinvested	14,633	448,282	7,275	57,952
Shares redeemed	(523,751)	(880,979)	(445,822)	(303,798)
Net Increase (Decrease) in Shares Outstanding	(120,679)	94,912	380,398	(26,873)
Dreyfus Premier Shares[a]
Shares sold	—	1,728	—	—
Shares issued for dividends reinvested	131	40,861	—	—
Shares redeemed	(54,234)	(150,984)	—	—
Net Increase (Decrease) in Shares Outstanding	(54,103)	(108,395)	—	—

a During the period ended February 28, 2009, 41,515 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $400,315 were automatically converted to
39,219 Investor shares and during the period ended August 31, 2008, 100,441 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $1,191,638 were automatically converted to 95,597 Investor shares.

See notes to financial statements.

The Funds 67

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon U.S. Core Equity 130/30 Fund		BNY Mellon International Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	632,854	645,774	9,811,387	54,238,686
Net realized gain (loss) on investments	(47,929,302)	(12,231,599)	(606,021,608)	95,378,216
Net unrealized appreciation (depreciation) on investments	(18,982,603)	(5,136,786)	(133,715,651)	(603,850,995)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(66,279,051)	(16,722,611)	(729,925,872)	(454,234,093)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,196,997)	—	(50,802,501)	(42,716,813)
Investor Shares	(1,527)	—	(168,272)	(205,294)
Net realized gain on investments:
Class M Shares	—	—	(31,798,143)	(345,711,591)
Investor Shares	—	—	(122,033)	(1,860,329)
Total Dividends	(1,198,524)	—	(82,890,949)	(390,494,027)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	18,961,259	186,351,055	196,975,826	556,922,492
Investor Shares	91,231	4,745	3,201,159	13,032,304
Dividends reinvested:
Class M Shares	296,540	—	30,979,191	230,869,383
Investor Shares	1,439	—	229,502	1,480,972
Cost of shares redeemed:
Class M Shares	(66,919,568)	(14,890,330)	(567,063,424)	(781,527,245)
Investor Shares	(90,210)	—	(4,003,436)	(17,717,637)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(47,659,309)	171,465,470	(339,681,182)	3,060,269
Total Increase (Decrease) in Net Assets	(115,136,884)	154,742,859	(1,152,498,003)	(841,667,851)
Net Assets ($):
Beginning of Period	180,816,647	26,073,788	2,008,933,414	2,850,601,265
End of Period	65,679,763	180,816,647	856,435,411	2,008,933,414
Undistributed investment income—net	91,789	657,459	9,793,005	50,952,391
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,301,443	15,033,402	24,317,013	39,270,402
Shares issued for dividends reinvested	38,362	—	3,653,716	15,684,061
Shares redeemed	(8,122,460)	(1,228,454)	(65,429,856)	(51,208,464)
Net Increase (Decrease) in Shares Outstanding	(5,782,655)	13,804,948	(37,459,127)	3,745,999
Investor Shares
Shares sold	13,675	376	357,087	829,908
Shares issued for dividends reinvested	187	—	25,586	95,731
Shares redeemed	(12,514)	—	(405,362)	(1,149,216)
Net Increase (Decrease) in Shares Outstanding	1,348	376	(22,689)	(223,577)

See notes to financial statements.

68

	BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund
	Six Months Ended		Two Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended December 31,
	(Unaudited)	August 31, 2008	(Unaudited)[a]	2008[b]	2007[b]
Operations ($):
Investment income—net	2,155,955	15,488,397	670,427	14,516,721	13,096,461
Net realized gain (loss) on investments	(314,025,804)	331,099,598	(584,893)	4,306,492	26,632,323
Net unrealized appreciation
(depreciation) on investments	(181,951,804)	(442,376,656)	(59,970,145)	(239,798,814)	8,151,462
Net Increase (Decrease) in Net Assets
Resulting from Operations	(493,821,653)	(95,788,661)	(59,884,611)	(220,975,601)	47,880,246
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(19,833,608)	(12,065,738)	—	(14,464,661)	(12,711,910)
Investor Shares	(126,913)	(65,696)	—	(129,203)	(116,978)
Net realized gain on investments:
Class M Shares	(205,073,816)	(353,792,959)	—	—	—
Investor Shares	(1,571,681)	(2,618,833)	—	—	—
Total Dividends	(226,606,018)	(368,543,226)	—	(14,593,864)	(12,828,888)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	155,790,230	205,477,859	1,778,559	433,260,379	96,494,246
Investor Shares	1,247,860	8,072,091	63,366	296,509	68,584
Dividends reinvested:
Class M Shares	154,735,342	243,684,211	—	1,972,462	1,872,498
Investor Shares	1,218,293	2,132,234	—	126,953	115,643
Cost of shares redeemed:
Class M Shares	(275,881,033)	(367,680,477)	(4,455,369)	(480,007,312)	(43,956,150)
Investor Shares	(2,606,178)	(10,890,865)	(11,881)	(521,761)	(313,523)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	34,504,514	80,795,053	(2,625,325)	(44,872,770)	54,281,298
Total Increase (Decrease) in Net Assets	(685,923,157)	(383,536,834)	(62,509,936)	(280,442,235)	89,332,656
Net Assets ($):
Beginning of Period	1,148,332,956	1,531,869,790	270,572,265	551,014,500	461,681,844
End of Period	462,409,799	1,148,332,956	208,062,329	270,572,265	551,014,500
Undistributed investment income—net	2,143,846	19,948,412	990,013	319,586	396,729
Capital Share Transactions (Shares):
Class M Shares
Shares sold	24,838,747	10,294,485	218,783	31,399,895	5,899,901
Shares issued for dividends reinvested	26,817,217	12,117,564	—	165,654	114,386
Shares redeemed	(28,910,278)	(17,134,264)	(529,957)	(36,005,253)	(2,640,766)
Net Increase (Decrease) in
Shares Outstanding	22,745,686	5,277,785	(311,174)	(4,439,704)	3,373,521
Investor Shares
Shares sold	139,011	393,724	7,513	25,050	4,271
Shares issued for dividends reinvested	205,446	104,881	—	10,623	7,157
Shares redeemed	(291,694)	(518,065)	(1,431)	(37,585)	(19,466)
Net Increase (Decrease) in Shares Outstanding	52,763	(19,460)	6,082	(1,912)	(8,038)

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information from the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.

See notes to financial statements.

The Funds 69

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Balanced Fund
	Six Months Ended
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	4,703,062	8,735,920
Net realized gain (loss) on investments	(17,675,522)	18,436,829
Net unrealized appreciation (depreciation) on investments	(67,660,250)	(40,618,563)
Net Increase (Decrease) in Net Assets Resulting from Operations	(80,632,710)	(13,445,814)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,966,352)	(10,238,937)
Investor Shares	(72,802)	(116,860)
Net realized gain on investments:
Class M Shares	(12,607,030)	(32,629,458)
Investor Shares	(202,398)	(387,034)
Total Dividends	(17,848,582)	(43,372,289)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	9,867,445	17,823,560
Investor Shares	733,245	1,685,536
Dividends reinvested:
Class M Shares	11,227,670	28,856,395
Investor Shares	266,201	497,307
Cost of shares redeemed:
Class M Shares	(16,759,432)	(31,106,354)
Investor Shares	(740,216)	(922,749)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,594,913	16,833,695
Total Increase (Decrease) in Net Assets	(93,886,379)	(39,984,408)
Net Assets ($):
Beginning of Period	322,357,033	362,341,441
End of Period	228,470,654	322,357,033
Undistributed investment income—net	3,435,990	3,772,082
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,161,664	1,523,216
Shares issued for dividends reinvested	1,345,753	2,443,405
Shares redeemed	(1,934,437)	(2,647,673)
Net Increase (Decrease) in Shares Outstanding	572,980	1,318,948
Investor Shares
Shares sold	82,921	140,512
Shares issued for dividends reinvested	31,572	42,003
Shares redeemed	(81,780)	(74,207)
Net Increase (Decrease) in Shares Outstanding	32,713	108,308

See notes to financial statements.

70

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	8.77	11.56	10.31	9.79	8.74	8.16
Investment Operations:
Investment income—net[a]	.06	.11	.09	.10	.11	.07
Net realized and unrealized
gain (loss) on investments	(3.80)	(1.05)	1.49	.52	1.05	.58
Total from Investment Operations	(3.74)	(.94)	1.58	.62	1.16	.65
Distributions:
Dividends from investment income—net	(.06)	(.12)	(.08)	(.10)	(.11)	(.07)
Dividends from net realized gain on investments	(.09)	(1.73)	(.25)	—	—	—
Total Distributions	(.15)	(1.85)	(.33)	(.10)	(.11)	(.07)
Net asset value, end of period	4.88	8.77	11.56	10.31	9.79	8.74
Total Return (%)	(42.93)[b]	(9.95)	15.60	6.32	13.27	7.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.80	.80	.80	.81
Ratio of net expenses to average net assets	.80[c,d]	.80[d]	.79	.80[d]	.80[d]	.81
Ratio of net investment income to average net assets	1.91[c]	1.15	.76	.96	1.13	.77
Portfolio Turnover Rate	51.38[b]	56.13	77.46	19.08	23.49	43.52
Net Assets, end of period ($ x 1,000)	1,019,729	1,750,688	1,970,482	1,766,105	1,733,531	1,545,002

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	8.78	11.58	10.33	9.82	8.76	8.16
Investment Operations:
Investment income—net[a]	.05	.09	.06	.07	.08	.06
Net realized and unrealized
gain (loss) on investments	(3.80)	(1.07)	1.50	.51	1.06	.58
Total from Investment Operations	(3.75)	(.98)	1.56	.58	1.14	.64
Distributions:
Dividends from investment income—net	(.05)	(.09)	(.06)	(.07)	(.08)	(.04)
Dividends from net realized gain on investments	(.09)	(1.73)	(.25)	—	—	—
Total Distributions	(.14)	(1.82)	(.31)	(.07)	(.08)	(.04)
Net asset value, end of period	4.89	8.78	11.58	10.33	9.82	8.76
Total Return (%)	(42.95)[b]	(10.26)	15.29	5.95	13.08	7.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.05	1.05	1.06	1.05	1.06
Ratio of net expenses to average net assets	1.05[c,d]	1.05[d]	1.04	1.06[d]	1.05[d]	1.06
Ratio of net investment income to average net assets	1.63[c]	.89	.51	.72	.87	.59
Portfolio Turnover Rate	51.38[b]	56.13	77.46	19.08	23.49	43.52
Net Assets, end of period ($ x 1,000)	5,666	9,829	11,704	7,629	3,985	3,356

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

72

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	7.22	10.61	10.43	9.92	9.50	8.56
Investment Operations:
Investment income—net[a]	.07	.16	.19	.22	.21	.16
Net realized and unrealized
gain (loss) on investments	(3.01)	(1.35)	1.04	.75	1.27	1.09
Total from Investment Operations	(2.94)	(1.19)	1.23	.97	1.48	1.25
Distributions:
Dividends from investment income—net	(.08)	(.16)	(.19)	(.22)	(.20)	(.17)
Dividends from net realized gain on investments	(.47)	(2.04)	(.86)	(.24)	(.86)	(.14)
Total Distributions	(.55)	(2.20)	(1.05)	(.46)	(1.06)	(.31)
Net asset value, end of period	3.73	7.22	10.61	10.43	9.92	9.50
Total Return (%)	(42.24)[b]	(13.79)	12.11	10.00	16.23	14.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.84	.81	.81	.82	.83
Ratio of net expenses to average net assets	.87[c,d]	.84[d]	.81	.81[d]	.82[d]	.83
Ratio of net investment income to average net assets	2.91[c]	1.87	1.81	2.14	2.12	1.75
Portfolio Turnover Rate	30.33[b]	33.02	62.06	40.75	34.61	52.47
Net Assets, end of period ($ x 1,000)	95,546	199,367	414,866	421,266	394,977	274,881

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	7.27	10.67	10.49	9.98	9.53	8.58
Investment Operations:
Investment income—net[a]	.07	.14	.17	.19	.18	.14
Net realized and unrealized
gain (loss) on investments	(3.03)	(1.36)	1.04	.75	1.29	1.08
Total from Investment Operations	(2.96)	(1.22)	1.21	.94	1.47	1.22
Distributions:
Dividends from investment income—net	(.08)	(.14)	(.17)	(.19)	(.16)	(.13)
Dividends from net realized gain on investments	(.47)	(2.04)	(.86)	(.24)	(.86)	(.14)
Total Distributions	(.55)	(2.18)	(1.03)	(.43)	(1.02)	(.27)
Net asset value, end of period	3.76	7.27	10.67	10.49	9.98	9.53
Total Return (%)	(42.31)[b]	(14.03)	11.78	9.68	16.00	14.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[c]	1.09	1.06	1.06	1.07	1.08
Ratio of net expenses to average net assets	1.12[c,d]	1.09[d]	1.06	1.06[d]	1.07[d]	1.08
Ratio of net investment income to average net assets	2.67[c]	1.62	1.55	1.92	1.88	1.49
Portfolio Turnover Rate	30.33[b]	33.02	62.06	40.75	34.61	52.47
Net Assets, end of period ($ x 1,000)	707	1,407	1,719	1,468	1,092	756

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

74

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.11	14.19	14.26	14.80	12.29	11.07
Investment Operations:
Investment income—net[a]	.04	.03	.06	.08	.04	.04
Net realized and unrealized
gain (loss) on investments	(4.84)	(.53)	2.17	1.21	3.33	1.21
Total from Investment Operations	(4.80)	(.50)	2.23	1.29	3.37	1.25
Distributions:
Dividends from investment income—net	(.06)	(.04)	(.08)	(.01)	(.04)	(.03)
Dividends from net realized gain on investments	(.01)	(2.54)	(2.22)	(1.82)	(.82)	—
Total Distributions	(.07)	(2.58)	(2.30)	(1.83)	(.86)	(.03)
Net asset value, end of period	6.24	11.11	14.19	14.26	14.80	12.29
Total Return (%)	(43.24)[b]	(5.67)	16.76	9.14	28.41	11.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.90	.91	.91	.91
Ratio of net expenses to average net assets	.92[c,d]	.90[d]	.90[d]	.91[d]	.91	.91
Ratio of net investment income to average net assets	1.03[c]	.28	.42	.51	.26	.34
Portfolio Turnover Rate	66.71[b]	121.12	112.31	93.33	83.57	69.03
Net Assets, end of period ($ x 1,000)	733,110	1,540,821	1,708,747	1,560,575	1,458,952	1,159,657

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 75

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.00	14.07	14.16	14.73	12.24	11.03
Investment Operations:
Investment income—net[a]	.03	.00[b]	.02	.04	.00[b]	.01
Net realized and unrealized
gain (loss) on investments	(4.79)	(.53)	2.15	1.21	3.32	1.21
Total from Investment Operations	(4.76)	(.53)	2.17	1.25	3.32	1.22
Distributions:
Dividends from investment income—net	(.03)	—	(.04)	—	(.01)	(.01)
Dividends from net realized gain on investments	(.01)	(2.54)	(2.22)	(1.82)	(.82)	—
Total Distributions	(.04)	(2.54)	(2.26)	(1.82)	(.83)	(.01)
Net asset value, end of period	6.20	11.00	14.07	14.16	14.73	12.24
Total Return (%)	(43.28)[c]	(5.94)	16.44	8.93	28.05	11.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.15	1.15	1.15	1.15	1.16
Ratio of net expenses to average net assets	1.17[d,e]	1.15[e]	1.15[e]	1.15[e]	1.15	1.16
Ratio of net investment income to average net assets	.79[d]	.03	.16	.26	.02	.10
Portfolio Turnover Rate	66.71[c]	121.12	112.31	93.33	83.57	69.03
Net Assets, end of period ($ x 1,000)	15,327	28,520	35,139	30,433	26,445	21,810

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

76

			Dreyfus Premier Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.40	13.52	13.74	14.44	12.09	10.96
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.09)	(.07)	(.07)	(.09)	(.08)
Net realized and unrealized
gain (loss) on investments	(4.52)	(.49)	2.07	1.19	3.26	1.21
Total from Investment Operations	(4.52)	(.58)	2.00	1.12	3.17	1.13
Distributions:
Dividends from net realized gain on investments	(.01)	(2.54)	(2.22)	(1.82)	(.82)	—
Net asset value, end of period	5.87	10.40	13.52	13.74	14.44	12.09
Total Return (%)	(43.47)[c]	(6.63)	15.58	8.13	27.11	10.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92[d]	1.90	1.90	1.90	1.88	1.91
Ratio of net expenses to average net assets	1.92[d,e]	1.90[e]	1.90[e]	1.90[e]	1.88	1.91
Ratio of net investment income
(loss) to average net assets	.04[d]	(.73)	(.53)	(.48)	(.71)	(.65)
Portfolio Turnover Rate	66.71[c]	121.12	112.31	93.33	83.57	69.03
Net Assets, end of period ($ x 1,000)	624	1,669	3,635	6,170	8,113	9,682

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 77

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.44	14.82	15.39	17.18	14.92	13.17
Investment Operations:
Investment income (loss)—net[a]	.06	.03	.00[b]	(.01)	(.01)	(.02)
Net realized and unrealized
gain (loss) on investments	(5.08)	(1.15)	1.83	.80	2.66	1.77
Total from Investment Operations	(5.02)	(1.12)	1.83	.79	2.65	1.75
Distributions:
Dividends from investment income—net	(.08)	—	—	—	—	—
Dividends from net realized gain on investments	(.01)	(2.26)	(2.40)	(2.58)	(.39)	—
Total Distributions	(.09)	(2.26)	(2.40)	(2.58)	(.39)	—
Net asset value, end of period	6.33	11.44	14.82	15.39	17.18	14.92
Total Return (%)	(43.96)[c]	(9.07)	12.53	5.04	17.86	13.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[d]	1.01	1.01	1.01	1.01	1.02
Ratio of net expenses to average net assets	.99[d]	1.01[e]	1.00	1.01[e]	1.01[e]	1.02[e]
Ratio of net investment income
(loss) to average net assets	1.36[d]	.28	.02	(.08)	(.07)	(.11)
Portfolio Turnover Rate	66.52[c]	132.19	167.04	108.79	148.54	91.71
Net Assets, end of period ($ x 1,000)	423,385	633,118	670,238	667,241	797,808	747,637

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

78

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Small Cap Stock Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	11.11	14.50	15.13	16.97	14.78	13.08
Investment Operations:
Investment income (loss)—net[a]	.04	.00[b]	(.03)	(.05)	(.05)	(.05)
Net realized and unrealized
gain (loss) on investments	(4.88)	(1.13)	1.80	.79	2.63	1.75
Total from Investment Operations	(4.84)	(1.13)	1.77	.74	2.58	1.70
Distributions:
Dividends from investment income—net	(.07)	—	—	—	—	—
Dividends from net realized gain on investments	(.01)	(2.26)	(2.40)	(2.58)	(.39)	—
Total Distributions	(.08)	(2.26)	(2.40)	(2.58)	(.39)	—
Net asset value, end of period	6.19	11.11	14.50	15.13	16.97	14.78
Total Return (%)	(43.69)[c]	(9.36)	12.33	4.78	17.55	13.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.26	1.26	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.23[d]	1.26[e]	1.25	1.26[e]	1.26[e]	1.26[e]
Ratio of net investment income
(loss) to average net assets	1.09[d]	.02	(.23)	(.35)	(.33)	(.35)
Portfolio Turnover Rate	66.52[c]	132.19	167.04	108.79	148.54	91.71
Net Assets, end of period ($ x 1,000)	4,469	3,795	5,341	6,618	4,692	3,310

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 79

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2009	Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.05	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	(4.82)	(1.32)	.14
Total from Investment Operations	(4.77)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.11)	—	—
Net asset value, end of period	6.51	11.39	12.64
Total Return (%)	(42.00)[d]	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04[e]	2.39[f]	.50[d]
Ratio of net expenses to average net assets	2.04[e,g]	2.28[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	1.22[e]	.58	(.03)[d]
Portfolio Turnover Rate	68.17[d]	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	65,663	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

80

	Investor Shares
	Six Months Ended
	February 28, 2009	Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	.03	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	(4.80)	(1.29)	.13
Total from Investment Operations	(4.77)	(1.27)	.13
Distributions:
Dividends from investment income—net	(.11)	—	—
Net asset value, end of period	6.48	11.36	12.63
Total Return (%)	(42.14)[d]	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33[e]	2.81[f]	.50[d]
Ratio of net expenses to average net assets	2.33[e,g]	2.71[f]	.28[d]
Ratio of net investment income
(loss) to average net assets	.73[e]	.16	(.03)[d]
Portfolio Turnover Rate	68.17[d]	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	16	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Higher costs are due to borrowing costs associated with the 130/30 fund structure.
g	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 81

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.11	17.56	17.77	16.20	14.29	11.77
Investment Operations:
Investment income—net[a]	.07	.33	.28	.28	.22	.20
Net realized and unrealized
gain (loss) on investments	(4.84)	(3.14)	1.92	3.02	2.52	2.51
Total from Investment Operations	(4.77)	(2.81)	2.20	3.30	2.74	2.71
Distributions:
Dividends from investment income—net	(.41)	(.29)	(.30)	(.23)	(.20)	(.19)
Dividends from net realized gain on investments	(.26)	(2.35)	(2.11)	(1.50)	(.63)	—
Total Distributions	(.67)	(2.64)	(2.41)	(1.73)	(.83)	(.19)
Net asset value, end of period	6.67	12.11	17.56	17.77	16.20	14.29
Total Return (%)	(40.65)[b]	(18.61)	12.93	21.86	19.51	23.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.10	1.08	1.10	1.09	1.11
Ratio of net expenses to average net assets	1.01[c]	1.06	1.08[d]	1.10[d]	1.09	1.10
Ratio of net investment income to average net assets	1.60[c]	2.22	1.59	1.68	1.40	1.46
Portfolio Turnover Rate	52.72[b]	78.35	72.83	70.02	44.92	45.60
Net Assets, end of period ($ x 1,000)	852,914	2,002,307	2,836,968	2,534,753	1,857,398	1,265,004

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

82

			Investor Shares
	Six Months Ended
	February 28, 2009			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.70	18.29	18.41	16.74	14.74	12.13
Investment Operations:
Investment income—net[a]	.06	.28	.23	.26	.24	.49
Net realized and unrealized
gain (loss) on investments	(5.10)	(3.26)	2.03	3.11	2.55	2.20
Total from Investment Operations	(5.04)	(2.98)	2.26	3.37	2.79	2.69
Distributions:
Dividends from investment income—net	(.35)	(.26)	(.27)	(.20)	(.16)	(.08)
Dividends from net realized gain on investments	(.26)	(2.35)	(2.11)	(1.50)	(.63)	—
Total Distributions	(.61)	(2.61)	(2.38)	(1.70)	(.79)	(.08)
Net asset value, end of period	7.05	12.70	18.29	18.41	16.74	14.74
Total Return (%)	(40.72)[b]	(18.87)	12.73	21.49	19.24	22.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[c]	1.35	1.33	1.36	1.34	1.35
Ratio of net expenses to average net assets	1.25[c]	1.32	1.32	1.36[d]	1.34	1.35[d]
Ratio of net investment income to average net assets	1.27[c]	1.82	1.26	1.50	1.50	2.63
Portfolio Turnover Rate	52.72[b]	78.35	72.83	70.02	44.92	45.60
Net Assets, end of period ($ x 1,000)	3,522	6,627	13,634	9,256	3,466	900

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 83

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	16.89	24.42	24.53	22.69	17.98	14.92
Investment Operations:
Investment income—net[a]	.03	.23	.25	.29	.32	.25
Net realized and unrealized
gain (loss) on investments	(7.09)	(1.45)	7.18	4.96	6.09	3.16
Total from Investment Operations	(7.06)	(1.22)	7.43	5.25	6.41	3.41
Distributions:
Dividends from investment income—net	(.42)	(.21)	(.22)	(.44)	(.12)	(.12)
Dividends from net realized gain on investments	(4.32)	(6.10)	(7.32)	(2.97)	(1.58)	(.23)
Total Distributions	(4.74)	(6.31)	(7.54)	(3.41)	(1.70)	(.35)
Net asset value, end of period	5.09	16.89	24.42	24.53	22.69	17.98
Total Return (%)	(45.11)[b]	(9.11)	35.81	24.59	36.62	22.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74[c]	1.53	1.50	1.52	1.51	1.51
Ratio of net expenses to average net assets	1.74[c,d]	1.52	1.50[d]	1.52	1.51[d]	1.50
Ratio of net investment income to average net assets	.71[c]	1.11	1.05	1.18	1.52	1.39
Portfolio Turnover Rate	50.27[b]	63.60	60.72	49.06	42.97	46.36
Net Assets, end of period ($ x 1,000)	459,929	1,141,146	1,521,024	1,312,055	1,337,801	1,001,344

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

84

			Investor Shares
	Six Months Ended
	February 28, 2009			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	17.05	24.60	24.65	22.79	18.08	15.00
Investment Operations:
Investment income—net[a]	.02	.20	.15	.26	.30	.17
Net realized and unrealized
gain (loss) on investments	(7.17)	(1.50)	7.27	4.96	6.09	3.22
Total from Investment Operations	(7.15)	(1.30)	7.42	5.22	6.39	3.39
Distributions:
Dividends from investment income—net	(.35)	(.15)	(.15)	(.39)	(.10)	(.08)
Dividends from net realized gain on investments	(4.32)	(6.10)	(7.32)	(2.97)	(1.58)	(.23)
Total Distributions	(4.67)	(6.25)	(7.47)	(3.36)	(1.68)	(.31)
Net asset value, end of period	5.23	17.05	24.60	24.65	22.79	18.08
Total Return (%)	(45.20)[b]	(9.29)	35.52	24.29	36.26	22.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00[c]	1.78	1.75	1.78	1.72	1.84
Ratio of net expenses to average net assets	2.00[c,d]	1.78[d]	1.74	1.78	1.72[d]	1.83
Ratio of net investment income to average net assets	.45[c]	.96	.65	1.07	1.48	1.14
Portfolio Turnover Rate	50.27[b]	63.60	60.72	49.06	42.97	46.36
Net Assets, end of period ($ x 1,000)	2,481	7,187	10,846	11,761	4,557	3,424

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 85

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended December 31,
BNY Mellon International Appreciation Fund†	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	9.40	16.58	15.46	12.62	11.32	9.89
Investment Operations:
Investment income—net[b]	.02	.45	.41	.30	.20	.14
Net realized and unrealized
gain (loss) on investments	(2.12)	(7.17)	1.10	2.81	1.29	1.42
Total from Investment Operations	(2.10)	(6.72)	1.51	3.11	1.49	1.56
Distributions:
Dividends from investment income—net	—	(.46)	(.39)	(.27)	(.19)	(.13)
Net asset value, end of period	7.30	9.40	16.58	15.46	12.62	11.32
Total Return (%)	(22.34)[c]	(41.12)	9.79	24.68	13.14	15.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71[d]	.70	.69	.68	.84	1.08
Ratio of net expenses to average net assets	.67[d]	.67	.69	.68	.84	1.08
Ratio of net investment income to average net assets	1.73[d]	3.32	2.45	2.14	1.71	1.37
Portfolio Turnover Rate	—[c]	10.62	11	15	11	31
Net Assets, end of period ($ x 1,000)	205,548	267,393	545,392	456,316	308,769	219,404

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

86

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended December 31,
BNY Mellon International Appreciation Fund†	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	9.31	16.37	15.27	12.47	11.19	9.77
Investment Operations:
Investment income—net[b]	.02	.40	.36	.27	.17	.13
Net realized and unrealized
gain (loss) on investments	(2.10)	(7.06)	1.09	2.77	1.26	1.39
Total from Investment Operations	(2.08)	(6.66)	1.45	3.04	1.43	1.52
Distributions:
Dividends from investment income—net	—	(.40)	(.35)	(.24)	(.15)	(.10)
Net asset value, end of period	7.23	9.31	16.37	15.27	12.47	11.19
Total Return (%)	(22.34)[c]	(41.21)	9.50	24.38	12.81	15.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.95	.94	.93	1.10	1.35
Ratio of net expenses to average net assets	.92[d]	.92	.94	.93	1.10	1.35
Ratio of net investment income to average net assets	1.49[d]	3.02	2.20	1.92	1.49	1.25
Portfolio Turnover Rate	—[c]	10.62	11	15	11	31
Net Assets, end of period ($ x 1,000)	2,514	3,179	5,623	5,366	4,431	4,384

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 87

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.93	12.91	13.17	12.79	11.56	10.79
Investment Operations:
Investment income—net[a]	.16	.30	.29	.27	.22	.20
Net realized and unrealized
gain (loss) on investments	(2.88)	(.73)	1.21	.64	1.25	.78
Total from Investment Operations	(2.72)	(.43)	1.50	.91	1.47	.98
Distributions:
Dividends from investment income—net	(.17)	(.36)	(.32)	(.30)	(.24)	(.21)
Dividends from net realized gain on investments	(.45)	(1.19)	(1.44)	(.23)	—	—
Total Distributions	(.62)	(1.55)	(1.76)	(.53)	(.24)	(.21)
Net asset value, end of period	7.59	10.93	12.91	13.17	12.79	11.56
Total Return (%)	(25.34)[b]	(3.99)	12.09	7.22	12.78	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60[c]	.58	.58	.60	.58	.59
Ratio of net expenses to average net assets	.60[c,d]	.58[d]	.58[d]	.60	.58	.59[d]
Ratio of net investment income to average net assets	3.65[c]	2.51	2.26	2.10	1.81	1.77
Portfolio Turnover Rate	35.36[b]	51.92[e]	89.78[e]	64.43[e]	62.64[e]	61.77[e]
Net Assets, end of period ($ x 1,000)	224,877	317,545	358,068	342,110	351,525	342,326

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2008, 2007, 2006, 2005 and 2004 were 51.44%, 75.75%, 61.53%,
45.79% and 55.45%, respectively.

See notes to financial statements.

88

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Balanced Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.98	12.96	13.21	12.83	11.57	10.79
Investment Operations:
Investment income—net[a]	.15	.27	.26	.24	.18	.17
Net realized and unrealized
gain (loss) on investments	(2.89)	(.74)	1.21	.63	1.26	.77
Total from Investment Operations	(2.74)	(.47)	1.47	.87	1.44	.94
Distributions:
Dividends from investment income—net	(.16)	(.32)	(.28)	(.26)	(.18)	(.16)
Dividends from net realized gain on investments	(.45)	(1.19)	(1.44)	(.23)	—	—
Total Distributions	(.61)	(1.51)	(1.72)	(.49)	(.18)	(.16)
Net asset value, end of period	7.63	10.98	12.96	13.21	12.83	11.57
Total Return (%)	(25.34)[b]	(4.29)	11.73	6.93	12.55	8.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.81	.86	.85	.85	.85
Ratio of net expenses to average net assets	.85[c,d]	.81[d]	.86[d]	.85	.85	.85[d]
Ratio of net investment income to average net assets	3.41[c]	2.28	1.98	1.86	1.45	1.45
Portfolio Turnover Rate	35.36[b]	51.92[e]	89.78[e]	64.43[e]	62.64[e]	61.77[e]
Net Assets, end of period ($ x 1,000)	3,593	4,812	4,274	3,727	1,848	665

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2008, 2007, 2006, 2005 and 2004 were 51.44%, 75.75%, 61.53%,
45.79% and 55.45%, respectively.

See notes to financial statements.

The Funds 89

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-one series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund (each,a“fund”and collectively,the“funds”).BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund and BNY Mellon U.S. Core Equity 130/30 Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon International Appreciation Fund seeks long-term capital appreciation. BNY Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation

(the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap Growth Fund (the “Small Cap Growth Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Growth Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Small Cap Growth Fund at the time of the exchange. The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 6,473,576 Class M shares and 283,476 Investor shares, representing net assets of $75,321,838 (including $1,191,135 net unrealized appreciation on investments) were issued to the Small Cap Growth Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the Small Cap Growth Fund.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board, all of the assets, subject to the liabilities, of BNY Hamilton Small Cap Core Equity Fund (the “Small Cap Core Equity Fund”), a series of BNY Hamilton Funds, Inc. were transferred to BNY Mellon Small Cap Stock Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Small Cap Core Equity Fund received Class M and Investor shares of the Acquiring Fund, respectively, in each

90

case in an equal amount to the aggregate net asset value of their investment in the Small Cap Core Equity Fund at the time of the exchange. The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $11.16 for Class M shares and $10.84 for Investor shares, and a total of 14,045,041 Class M shares and 125,336 Investor shares, representing net assets of $158,064,599 (including $1,296,509 net unrealized depreciation on investments) were issued to the Small Cap Core Equity Fund shareholders in the exchange. The exchange was a tax-free event to shareholders of the Small Cap Core Equity Fund.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 800 Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indi-

The Funds 91

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The funds adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identi-
cal investments.

Level 2—other significant observable inputs (includ-
ing quoted prices for similar securities, interest rates,
prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including
the funds’ own assumptions in determining the fair
value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Tables 1, 1a and 1b summarize the inputs used as of February 28, 2009 in valuing each fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

92

Table 1.

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Quoted			Significant		Unobservable
		Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large
Cap Stock Fund	1,082,261,246	—	—	—	—	—	1,082,261,246
BNY Mellon Income
Stock Fund	99,710,107	—	—	—	—	—	99,710,107
BNY Mellon Mid Cap
Stock Fund	903,462,117	—	—	—	—	—	903,462,117
BNY Mellon Small
Cap Stock Fund	535,966,247	—	—	—	—	—	535,966,247
BNY Mellon U.S. Core
Equity 130/30 Fund	85,253,118	—	—	—	—	—	85,253,118
BNY Mellon
International Fund	567,027,051	—	268,262,214	—	—	—	835,289,265
BNY Mellon Emerging
Markets Fund	216,191,915	—	241,131,216	—	—	—	457,323,131
BNY Mellon
International
Appreciation Fund	100,040,634	—	106,949,241	—	—	—	206,989,875
BNY Mellon
Balanced Fund	141,227,548	—	107,515,610	—	—	—	248,743,158

Table 1a.

			Other Financial Instruments ($)†
				Level 2—Other	Level 3—Significant
	Level 1—Quoted			Significant		Unobservable
		Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon
International Fund	—	—	7,384	(22,083)	—	—	(14,699)
BNY Mellon Emerging
Markets Fund	—	—	11,040	(12,598)	—	—	(1,558)

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and any options contracts.

Table 1b.

Investments in Securities Sold, Not Yet Purchased ($)
				Level 2—Other	Level 3—Significant
	Level 1—Quoted			Significant		Unobservable
		Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon U.S. Core
Equity 130/30 Fund	(20,645,416)	—	—	—	—	—	(20,645,416)

The Funds 93

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2009.

Table 2.
BNY Mellon Large Cap Stock Fund	$112,249
BNY Mellon Income Stock Fund	7,601
BNY Mellon Mid Cap Stock Fund	328,176
BNY Mellon Small Cap Stock Fund	421,552
BNY Mellon Emerging Markets Fund	2,004
BNY Mellon Balanced Fund	43,816

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of for-

94

ward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.A fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.As of February 28, 2009, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 3 summarizes open foreign exchange contracts for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund at February 28, 2009.

(f) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in antic-

ipation that the security’s price will decline. Short sales may involve substantial risk and “leverage”.The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net

Table 3.

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollars, expiring 3/3/2009	83,274	53,354	53,250	(104)
British Pounds, expiring 3/3/2009	338,774	481,127	484,988	3,861
Japanese Yen, expiring 3/3/2009	40,875,865	417,442	418,832	1,390
Swiss Franc, expiring 3/3/2009	456,926	390,368	390,585	217
Sales:		Proceeds ($)
British Pounds, expiring 3/2/2009	435,375	625,198	623,282	1,916
British Pounds, expiring 3/3/2009	303,699	431,313	434,775	(3,462)
Euro, expiring 3/3/2009	1,163,012	1,470,978	1,474,407	(3,429)
Japanese Yen, expiring 3/2/2009	76,188,322	776,165	780,658	(4,493)
Japanese Yen, expiring 3/2/2009	126,725,461	1,291,009	1,298,483	(7,474)
Japanese Yen, expiring 3/3/2009	91,782,757	937,324	940,445	(3,121)
Total				(14,699)

The Funds 95

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3 (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, expiring 3/2/2009	8,478	3,525	3,545	20
Brazilian Real, expiring 3/2/2009	14,369	5,975	6,009	34
Brazilian Real, expiring 3/2/2009	13,132	5,460	5,491	31
Brazilian Real, expiring 3/2/2009	26,055	10,834	10,895	61
Brazilian Real,expiring 3/2/2009	18,068	7,513	7,555	42
Brazilian Real, expiring 3/2/2009	36,022	14,978	15,063	85
Brazilian Real, expiring 3/2/2009	6,806	2,830	2,846	16
Brazilian Real, expiring 3/2/2009	13,502	5,614	5,646	32
Brazilian Real, expiring 3/2/2009	150,463	62,563	62,918	355
Brazilian Real, expiring 3/2/2009	23,140	9,622	9,676	54
Brazilian Real, expiring 3/2/2009	45,726	19,013	19,121	108
Brazilian Real, expiring 3/2/2009	96,839	40,266	40,495	229
Brazilian Real, expiring 3/2/2009	23,436	9,745	9,800	55
Brazilian Real, expiring 3/2/2009	50,412	20,962	21,081	119
Brazilian Real, expiring 3/2/2009	88,282	36,708	36,916	208
Brazilian Real, expiring 3/2/2009	186,309	77,467	77,908	441
Brazilian Real, expiring 3/2/2009	19,972	8,304	8,352	48
Brazilian Real, expiring 3/2/2009	39,487	16,419	16,512	93
Brazilian Real, expiring 3/2/2009	13,296	5,528	5,560	32
Brazilian Real, expiring 3/2/2009	28,705	11,936	12,004	68
Brazilian Real, expiring 3/2/2009	11,957	4,972	5,000	28
Brazilian Real, expiring 3/2/2009	24,301	10,104	10,162	58
Brazilian Real, expiring 3/2/2009	127,497	53,013	53,315	302
Brazilian Real, expiring 3/2/2009	263,837	109,704	110,328	624
Brazilian Real, expiring 3/2/2009	12,105	5,033	5,062	29
Brazilian Real, expiring 3/2/2009	25,357	10,543	10,603	60
Brazilian Real, expiring 3/2/2009	14,585	6,065	6,099	34
Brazilian Real, expiring 3/2/2009	28,272	11,755	11,822	67
Brazilian Real, expiring 3/3/2009	279,482	115,752	117,688	1,936
Brazilian Real, expiring 3/4/2009	65,098	27,272	27,222	(50)
Brazilian Real, expiring 3/4/2009	22,804	9,553	9,536	(17)
Brazilian Real, expiring 3/4/2009	57,620	24,139	24,095	(44)
Brazilian Real, expiring 3/4/2009	38,953	16,319	16,289	(30)
Brazilian Real, expiring 3/4/2009	20,010	8,383	8,368	(15)
Brazilian Real, expiring 3/4/2009	35,782	14,990	14,963	(27)
Brazilian Real, expiring 3/4/2009	268,702	112,569	112,362	(207)
Brazilian Real, expiring 3/4/2009	34,233	14,342	14,315	(27)
Brazilian Real, expiring 3/4/2009	380,730	159,502	159,208	(294)
Brazilian Real, expiring 3/4/2009	43,265	18,125	18,092	(33)
Brazilian Real, expiring 3/4/2009	52,483	21,987	21,946	(41)
Brazilian Real, expiring 3/4/2009	38,137	15,977	15,948	(29)
Brazilian Real, expiring 3/4/2009	75,934	31,811	31,753	(58)
Brazilian Real, expiring 3/4/2009	51,737	21,675	21,635	(40)
Egyptian Pound, expiring 3/2/2009	81,994	14,617	14,642	25
Egyptian Pound, expiring 3/2/2009	19,988	3,563	3,569	6
Hong Kong Dollar, expiring 3/2/2009	1,683,939	217,134	217,135	1
Indian Rupee, expiring 3/2/2009	11,795,805	229,178	230,657	1,479

96

Table 3 (continued)

BNY Mellon Emerging Markets Fund (continued)
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Indonesian Rupiah, expiring 3/2/2009	107,555,390	8,941	8,978	37
Indonesian Rupiah, expiring 3/2/2009	107,805,805	8,961	8,999	38
Indonesian Rupiah, expiring 3/3/2009	49,482,992	4,095	4,130	35
Indonesian Rupiah, expiring 3/3/2009	49,432,908	4,090	4,126	36
Israeli Shekel, expiring 3/2/2009	77,150	18,496	18,512	16
Malaysian Ringgit, expiring 3/2/2009	101,464	27,268	27,367	99
Malaysian Ringgit, expiring 3/2/2009	115,317	30,991	31,104	113
Malaysian Ringgit, expiring 3/2/2009	158,508	42,598	42,753	155
Malaysian Ringgit, expiring 3/3/2009	48,208	12,994	13,003	9
Malaysian Ringgit, expiring 3/3/2009	55,043	14,836	14,846	10
Malaysian Ringgit, expiring 3/3/2009	74,917	20,193	20,207	14
Mexican Peso, expiring 3/2/2009	544,824	36,575	35,773	(802)
Poland Zloty, expiring 3/2/2009	99,618	27,108	27,255	147
Poland Zloty, expiring 3/2/2009	119,691	32,570	32,746	176
Poland Zloty, expiring 3/3/2009	46,322	12,517	12,673	156
Poland Zloty, expiring 3/3/2009	774,599	209,317	211,923	2,606
South African Rand, expiring 3/2/2009	3,129,988	317,956	309,746	(8,210)
South Korean Won, expiring 3/2/2009	46,518,756	30,661	30,336	(325)
South Korean Won, expiring 3/2/2009	27,742,751	18,285	18,092	(193)
South Korean Won, expiring 3/2/2009	10,274,815	6,772	6,700	(72)
South Korean Won, expiring 3/2/2009	10,547,642	6,952	6,878	(74)
South Korean Won, expiring 3/2/2009	9,827,178	6,477	6,409	(68)
South Korean Won, expiring 3/2/2009	11,927,296	7,861	7,778	(83)
South Korean Won, expiring 3/2/2009	8,974,757	5,915	5,853	(62)
South Korean Won, expiring 3/2/2009	9,559,458	6,301	6,234	(67)
South Korean Won, expiring 3/2/2009	12,398,861	8,172	8,086	(86)
South Korean Won, expiring 3/2/2009	12,313,458	8,116	8,030	(86)
South Korean Won, expiring 3/2/2009	13,936,103	9,185	9,088	(97)
South Korean Won, expiring 3/2/2009	8,486,171	5,593	5,534	(59)
South Korean Won, expiring 3/2/2009	9,760,198	6,433	6,365	(68)
Thai Baht, expiring 3/2/2009	426,786	11,888	11,798	(90)
Thai Baht, expiring 3/2/2009	1,037,775	28,907	28,688	(219)
Thai Baht, expiring 3/3/2009	205,682	5,717	5,686	(31)
Thai Baht, expiring 3/3/2009	494,179	13,735	13,661	(74)
Turkish Lira, expiring 3/2/2009	68,883	40,414	40,517	103
Sales:		Proceeds ($)
Brazilian Real, expiring 3/2/2009	18,603	7,729	7,779	(50)
Brazilian Real, expiring 3/3/2009	60,238	24,928	25,190	(262)
Brazilian Real, expiring 3/4/2009	55,062	23,038	23,025	13
Hong Kong Dollar, expiring 3/2/2009	52,006	6,707	6,706	1
Malaysian Ringgit, expiring 3/4/2009	357,522	95,979	96,432	(453)
South African Rand, expiring 3/2/2009	155,835	15,830	15,422	408
South African Rand, expiring 3/3/2009	426,740	42,212	42,231	(19)
South Korean Won, expiring 3/2/2009	12,899,368	8,500	8,412	88
South Korean Won, expiring 3/3/2009	5,328,034	3,339	3,475	(136)
Total				(1,558)

The Funds 97

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

monthly. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations,which may differ from U.S.generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2009, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2008, and December 31, 2008 as to BNY Mellon International Appreciation Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

BNY Mellon U.S. Core Equity 130/30 Fund has an unused capital loss carryover of $114,430 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2008. If not applied the carryover expires in fiscal 2016.

BNY Mellon International Appreciation Fund has an unused capital loss carryover of $31,707,825 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $21,219,717 of the carryover expires in fiscal 2010 and $10,488,108 expires in fiscal 2011.

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2008. BNY Mellon International

Table 4.

	Ordinary	Long-Term
	Income ($)	Capital Gains ($)
BNY Mellon Large Cap Stock Fund	37,171,503	278,963,515
BNY Mellon Income Stock Fund	9,525,578	64,329,632
BNY Mellon Mid Cap Stock Fund	33,891,042	268,330,173
BNY Mellon Small Cap Stock Fund	33,001,662	61,330,559
BNY Mellon International Fund	140,810,918	249,683,109
BNY Mellon Emerging Markets Fund	97,625,851	270,917,375
BNY Mellon International Appreciation Fund	14,593,864	—
BNY Mellon Balanced Fund	12,186,661	31,185,628

98

Appreciation Fund’s tax character of distributions paid to shareholders is based on fiscal year end December 31, 2008.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the BNYM Facility limit the amount of individual fund borrowings. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, each fund has agreed to pay facility fees on its pro rata portion of the BNYM Facility. During the period ended February 28, 2009, BNY Mellon International Appreciation Fund and BNY Mellon Balanced Fund did not borrow under the BNYM Facility.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon Large Cap Stock Fund was approximately $283,100, with a related weighted average annualized interest rate of .92%.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon Income Stock Fund was approximately $446,000 with a related weighted average annualized interest rate of 1.38%.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon Mid Cap Stock Fund was approximately $776,500 with a related weighted average annualized interest rate of 1.14%.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon Small Cap Stock Fund was approximately $38,900 with a related weighted average annualized interest rate of 1.24%.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon U.S. Core Equity 130/30 Fund was approximately $835,800 with a related weighted average annualized interest rate of 1.18%. Prime broker fees charged on the fund are included in interest expense.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon International Fund was approximately $4,300,800, with a related weighted average annualized interest rate of 1.23%.

The average daily amount of borrowings outstanding under the BNYM Facility during the period ended February 28, 2009 for BNY Mellon Emerging Markets Fund was approximately $2,209,900, with a related weighted average annualized interest rate of 1.15%.

Effective October 15, 2008, in addition to its participation in the BNYM Facility, BNY Mellon International Appreciation Fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank N.A. (the “Citibank Facility”), to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, BNY Mellon International Appreciation Fund has agreed to pay its pro rata portion of facility fees for its participation in the Citibank Facility. Interest is charged to BNY Mellon International Appreciation Fund based on rates determined pursuant to the terms of the Citibank Facility at the time of borrowing.

The Funds 99

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average daily amount of borrowings outstanding under the Citibank Facility during the period ended February 28, 2009 for BNY Mellon International Appreciation Fund was approximately $459,000, with a related weighted average annualized interest rate of 1.21%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon Small Cap Stock Fund, the Investment Adviser has agreed through September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed an annual rate of .99% and 1.24% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $110,207 during the period ended February 28, 2009.

For BNY Mellon International Fund, the Investment Adviser has agreed from September 1, 2008 through

February 28, 2009 to waive receipt of .15% of the fund’s investment advisory fee. This waiver is voluntary, not contractual, and may be terminated at any time. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $926,265 during the period ended February 28, 2009.

For BNY Mellon International Appreciation Fund, the Investment Adviser contractually agreed until, September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .67% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $12,476 during the period January 1, 2009 through February 28, 2009.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

100

During the period ended February 28, 2009, the Distributor retained $480 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2009, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $3,126 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 5 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2009, pursuant to the Shareholder Services

Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 5.
BNY Mellon Large Cap Stock Fund	$ 8,881
BNY Mellon Income Stock Fund	1,215
BNY Mellon Mid Cap Stock Fund,
Investor shares	23,866
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	1,042
BNY Mellon Small Cap Stock Fund	6,831
BNY Mellon U.S. Core Equity 130/30 Fund	57
BNY Mellon International Fund	5,148
BNY Mellon Emerging Markets Fund	4,831
BNY Mellon International Appreciation Fund	1,157
BNY Mellon Balanced Fund	4,902

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2009, pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

Table 6.
BNY Mellon Large Cap Stock Fund	$ 244
BNY Mellon Income Stock Fund	98
BNY Mellon Mid Cap Stock Fund	8,577
BNY Mellon Small Cap Stock Fund	2,058
BNY Mellon U.S. Core Equity 130/30 Fund	61
BNY Mellon International Fund	441
BNY Mellon Emerging Markets Fund	408
BNY Mellon International Appreciation Fund	241
BNY Mellon Balanced Fund	54

The Funds 101

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2009, pursuant to the custody agreement.

Table 7.
BNY Mellon Large Cap Stock Fund	$47,006
BNY Mellon Income Stock Fund	9,064
BNY Mellon Mid Cap Stock Fund	48,689
BNY Mellon Small Cap Stock Fund	38,454
BNY Mellon U.S. Core Equity 130/30 Fund	14,658
BNY Mellon International Fund	969,304
BNY Mellon Emerging Markets Fund	1,259,476
BNY Mellon International Appreciation Fund	2,349
BNY Mellon Balanced Fund	18,312

During the period ended February 28, 2009, each fund was charged $2,394 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of “Due to the Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, options transactions, financial futures and foreign currency exchange contracts, during the period ended February 28, 2009.

BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain

Table 8.

	Investment	Rule 12b-1	Shareholder		Chief	Less Expense
	Advisory	Distribution	Services	Custodian	Compliance	Reimbursement
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Fees ($)
BNY Mellon Large Cap Stock Fund	534,876	—	1,135	31,853	1,995	—
BNY Mellon Income Stock Fund	53,067	—	147	7,220	1,995	—
BNY Mellon Mid Cap Stock Fund	462,285	396	3,344	36,504	1,995	—
BNY Mellon Small Cap Stock Fund	301,144	—	934	32,634	1,995	15,207
BNY Mellon U.S. Core Equity 130/30 Fund	47,450	—	3	18,289	1,995	—
BNY Mellon International Fund	597,833	—	676	800,939	1,995	105,809
BNY Mellon Emerging Markets Fund	413,593	—	495	1,079,907	1,995	—
BNY Mellon International Appreciation Fund	87,050	—	521	14,053	1,995	11,437
BNY Mellon Balanced Fund	79,656	—	729	12,099	1,995	—

102

daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at February 28, 2009, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short for BNY Mellon U.S. Core Equity 130/30 Fund.

BNY Mellon U.S. Core Equity 130/30 Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. At February 28, 2009, there were no open financial futures contracts outstanding.

BNY Mellon Income Stock Fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

Table 9.

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	722,199,768	654,822,053
BNY Mellon Income Stock Fund	42,529,353	66,777,380
BNY Mellon Mid Cap Stock Fund	671,692,564	810,691,483
BNY Mellon Small Cap Stock Fund	593,132,004	449,292,897
BNY Mellon International Fund	662,574,440	1,064,126,502
BNY Mellon Emerging Markets Fund	319,832,843	487,506,543
BNY Mellon International Appreciation Fund	—	6,819,328
BNY Mellon Balanced Fund	92,457,284	101,533,908
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	95,201,950	152,696,713
Short sale transactions	68,716,218	56,996,613
Total	163,918,168	209,693,326

The Funds 103

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 10 summarizes BNY Mellon Income Stock Fund’s call/put options written for the period ended February 28, 2009.

Table 11 summarizes accumulated net unrealized depreciation on investments for each fund at February 28, 2009.

At February 28, 2009, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161

“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

Table 10.

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
	Contracts ($) Received ($)		Cost ($)	Gain (Loss) ($)
Contracts outstanding August 31, 2008	75,600	74,187
Contracts written	4,300	18,360
Contracts terminated:
Contracts closed	17,400	21,228	48,372	(27,144)
Contracts expired	62,500	71,319	—	71,319
Total contracts terminated	79,900	92,547	48,372	44,175
Contracts outstanding February 28, 2009	—	—

Table 11.

	Gross	Gross
	Appreciation ($)	Depreciation ($)		Net ($)
BNY Mellon Large Cap Stock Fund	42,793,633	291,508,495	(248,714,862)
BNY Mellon Income Stock Fund	4,934,954	44,773,024		(39,838,070)
BNY Mellon Mid Cap Stock Fund	9,640,908	282,539,949	(272,899,041)
BNY Mellon Small Cap Stock Fund	4,118,217	196,784,403	(192,666,186)
BNY Mellon U.S. Core Equity 130/30 Fund	921,222	30,780,747		(29,859,525)
BNY Mellon International Fund	4,980,096	504,896,538	(499,916,442)
BNY Mellon Emerging Markets Fund	10,285,087	263,865,206	(253,580,119)
BNY Mellon International Appreciation Fund	7,972,455	167,221,086	(159,248,631)
BNY Mellon Balanced Fund	5,527,646	66,781,831		(61,254,185)

104

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX	
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX	
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX	
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX	
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX	
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX	
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX	

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2009 MBSC Securities Corporation

MFTSA0209-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Intermediate U.S. Government Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT	February 28, 2009

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	5
BNY Mellon Intermediate U.S. Government Fund	7
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	11
Comparing Your Fund's Expenses With Those of Other Funds	11
Statements of Investments	12
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	44

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2009.

The reporting period was extremely challenging for investors. The U.S. economy has continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions. Meanwhile, the worst financial crisis of our generation has driven major financial institutions and automobile manufacturers to the brink of bankruptcy. Although government and monetary authorities have responded aggressively with massive bailouts, low interest rates, liquidity injections and economic stimulus programs, most asset classes have performed poorly. Higher-yielding segments of the U.S. bond market have lost value, but U.S. government securities have fared relatively well as investors flocked to traditional havens of credit safety during the economic storm.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors' generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them. That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one's future goals and attitudes toward risk. As always, we urge you to consult with your portfolio manager, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Bond Fund’s Class M shares produced a total return of 2.77%, and Investor shares returned 2.63%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of 1.88%, and the average return of funds reported in the Lipper Intermediate Investment Grade Debt category was –4.70% for the same period.2

With the notable exception of U.S.Treasury securities, most sectors of the U.S. bond market encountered difficulties over the reporting period as a global financial crisis intensified and a U.S. recession deepened. The fund produced higher returns than its benchmark, primarily due to relatively light exposure to corporate bonds, a bias toward higher-quality securities across market sectors and an average duration that was modestly longer than industry averages.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Financial Crisis and Recession Sparked Heightened Volatility

A credit crunch that began in the sub-prime mortgage market in 2007 developed into a full-blown global financial crisis over the summer of 2008, leading to the failures of several major financial institutions and sending repercussions throughout the world’s credit markets. As the crisis came close to spinning out of control in September, very difficult liquidity conditions in various markets, including the interbank lending market, nearly led to the collapse of the global banking system. Unprecedented interventions by government and monetary authorities, which pumped billions of dollars of liquidity into the system and rescued a number of struggling corporations, helped thaw frozen credit markets. These efforts included the Troubled Asset Relief Program (“TARP”) and aggressive reductions of short-term interest rates by the Federal Reserve Board, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%.

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy. Commodity prices that had soared over the first half of 2008 plummeted during the reporting period as demand softened for energy and construction materials worldwide. In November, the National Bureau of Economic Research officially declared that the U.S. economy has been mired in recession since late 2007.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests. Consequently, selling pressure intensified even among fundamentally sound fixed-income securities, leading to broadly lower prices for corporate bonds, asset-backed securities, mortgage-backed securities and the sovereign debt of developing nations. Lower-rated bonds were particularly hard-hit. U.S.Treasury securities were a notable exception, gaining considerable value as risk-averse investors flocked to the relatively safe haven provided by U.S. government-backed investments.

Defensive Posture Cushioned Effects of Market Turbulence

The fund benefited over the reporting period from a relatively defensive investment posture.A market-neutral weighting in U.S.Treasury securities enabled the fund to participate fully in their strength, as investors flocked to the traditional safe haven of government-backed investments. At the same time, an underweighted position in corporate bonds, where we emphasized shorter maturities, helped mitigate declines in the corporate sector.Among mortgage-backed securities, which comprise a substantial portion of the benchmark, we focused mainly on high-quality mortgage pass-through securities, avoiding the sub-prime and structured mortgage products at the epicenter of the credit crisis. We maintained a slightly overweighted position in asset-backed securities, where a bias toward high-quality and shorter maturities supported the fund’s relative performance. Finally, we set the fund’s average duration in a range we considered longer than industry averages, which enabled the fund to participate more fully in the benefits of declining short-term interest rates.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile.Therefore, we intend to maintain a relatively defensive investment posture, including a bias toward quality in our security selection strategy. However, we believe that some of the higher yielding areas of the U.S. bond market may have been punished too severely in the downturn, and we remain watchful for opportunities to participate in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 2.17%, and Investor shares produced a total return of 2.03%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 1.65%, and the average return of funds reported in the Lipper Short-Intermediate Investment Grade Debt category was –2.23% for the same period.2

With the notable exception of U.S.Treasury securities, most sectors of the U.S. bond market encountered difficulties over the reporting period as a global financial crisis intensified and a U.S. recession deepened. The fund produced higher returns than its benchmark, primarily due to its relatively light exposure to corporate bonds and an average duration that was longer than industry averages.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Financial Crisis and Recession Sparked Heightened Volatility

A credit crunch that began in the sub-prime mortgage market in 2007 developed into a full-blown global financial crisis over the summer of 2008, leading to the failures of several major financial institutions and sending repercussions throughout the world’s credit markets. As the crisis came close to spinning out of control in September, very difficult liquidity conditions in various markets, including the interbank lending market, nearly led to the collapse of the global banking system. Unprecedented interventions by government and monetary authorities, which pumped billions of dollars of liquidity into the system and rescued a number of struggling corporations, helped thaw frozen credit markets. These efforts included the Troubled Asset Relief Program (“TARP”) and aggressive reductions of short-term interest rates by the Federal Reserve Board, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy. Commodity prices that had soared over the first half of 2008 plummeted during the reporting period as demand softened for energy and construction materials worldwide. In November, the National Bureau of Economic Research officially declared that the U.S. economy has been mired in recession since late 2007.

As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests. Consequently, selling pressure intensified even among fundamentally sound fixed-income securities, leading to broadly lower prices for corporate bonds, asset-backed securities, mortgage-backed securities and the sovereign debt of developing nations. Lower-rated bonds were particularly hard-hit. U.S. Treasury securities were a notable exception, gaining considerable value as risk-averse investors flocked to the relatively safe haven provided by U.S. government-backed investments.

Defensive Posture Cushioned Effects of Market Turbulence

The fund benefited over the reporting period from a relatively defensive investment posture. A market-neutral weighting in U.S.Treasury securities enabled the fund to participate fully in their strength, while an underweighted position in corporate bonds helped mitigate declines in the corporate sector. Among mortgage-backed securities, we focused mainly on high-quality mortgage pass-through securities,avoiding the sub-prime and structured mortgage products at the epicenter of the credit crisis.We maintained a slightly overweighted position in asset-backed securities, where a bias toward high quality and shorter maturities supported the fund’s relative performance. Finally, we set the fund’s average duration in a range we considered longer than industry averages, which benefited results as short-term interest rates declined.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile. Therefore, we intend to maintain a relatively defensive investment posture. However, we believe that some of the higher yielding areas of the U.S. bond market may have been punished too severely in the downturn, and we remain watchful for opportunities to participate in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U. S.
government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of
1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF FUND PERFORMANCE

For the period of December 31, 2008, through February 28, 2009, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Note to Shareholders: Effective January 1, 2009, the fund changed its fiscal year end from December 31 to August 31, which is consistent with all of the funds comprising the BNY Mellon Funds Trust.

Fund and Market Performance Overview

For the two-month period ended February 28, 2009, BNY Mellon Intermediate U.S. Government Fund’s Class M and Investor shares achieved total returns of –0.75% and –0.79%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Government Intermediate Bond Index (the “Index”), achieved a total return of –1.44%.2

Virtually all sectors of the U.S. bond market have encountered difficulties so far in 2009, as a global financial crisis intensified and the U.S. recession appeared to deepen. Despite nominally negative performance, the fund did produce returns that were less affected by the market downturn, as compared to its benchmark Index, which we attribute to the fund’s “bulleted” yield-curve strategy and the fund’s defensive duration strategy.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-

backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund attempts to manage interest rate risk by adjusting its duration.

The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Financial Crisis and Recession Continued to Lurk in 2009

So far, the efforts of theTroubled Asset Relief Program and aggressive reductions of short-term interest rates by the Federal Reserve Board (“Fed”) have not had the desired impact in significantly improving the current market environment.Treasuries were particularly hard-hit during most of January as yield volatility on the 10-year note and supply fears stirred a sell-off of intermediate- and long-term government securities.

On January 28, the Fed maintained its already accommodative monetary policy and reinforced its expectations of unprecedented overnight rate range of 0% to 0.25%. Despite near-zero overnight rates, investor confidence continued to erode, and selling pressures intensified among corporate bonds, asset-backed securities, mortgage-backed securities. As a result, the 10-year note climbed as high as 3% in early February, which artificially flattening out the long-end of the yield curve to an extent. However, Treasuries subse-

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

quently rallied as investors sought relative safe havens and transitioned back to seeking reward over risk, accepting near-zero yields offered by most shorter-term Treasuries.

Yield-Curve and Duration Strategies Mitigated Market Turbulence

The U.S. Treasury market was especially volatile throughout January 2009, and we attribute the fund’s overall performance to a “bulleted” yield-curve strategy during this time, targeting maturities in the two- to five-year range.A relatively defensive investment posture early in the month also benefited the fund’s portfolio, as shorter-term assets generally were less severely impacted than longer-term assets by price and yield volatility. By February, we had raised the fund’s duration slightly to be in line with industry averages in anticipation of a longer-maturity rally but maintained our “bulleted” positioning, which we believe was suitable given the current yield curve dynamics.

Among mortgage-backed securities, we focused mainly on high-quality mortgage pass-through securities, avoiding the sub-prime and structured mortgage products at the epicenter of the credit crisis.We also maintained an overweight position in corporate back debt, where a bias toward high quality and shorter maturities supported the fund’s relative performance.

The Fund’s Outlook

As of the end of the reporting period, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile.We believe that supply issues will continue to weight heavily on many Treasury investors’ mind, so we will closely monitor the fund’s duration and alter our strategy as necessary. We will continue to maintain our current yield-curve strategies and should nominal Treasuries remain overpriced, we may seek alternative opportunities in government-backed assets should valuations appear favorable.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Government
Intermediate Bond Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

8

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares achieved a total return of 3.74%, and the fund’s Investor shares achieved a total return of 3.60%.1 In comparison, the Barclays Capital 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 3.42%, and the funds reported in the Lipper Short U.S. Government category provided an average return of 1.68% for the same period.2

U.S. government securities represented one of very few asset classes that fared well during the reporting period amid a severe U.S. economic downturn and global financial crisis.The fund produced higher returns than its benchmark and Lipper category average, primarily due to our security selection strategies.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations

(“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Global Financial Crisis Sparked Broad Market Declines

A credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008, sending repercussions throughout the world’s credit markets. As the crisis came close to spinning out of control in September, difficult liquidity conditions in various markets nearly led to the collapse of the global banking system. Government and monetary authorities pumped billions of dollars of liquidity into the system and rescued a number of struggling corporations to help thaw frozen credit markets.These efforts included the Troubled Asset Relief Program (“TARP”) and aggressive reductions of short-term interest rates by the Federal Reserve Board, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%.

Meanwhile, slumping housing markets, rising unemployment and sharply lower consumer confidence exacerbated a downturn in the U.S. economy. In late November, the National Bureau of Economic Research officially declared that the U.S. economy has been mired in recession since late 2007.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Deteriorating market conditions and deleveraging pressures on institutional investors led to broadly lower prices for corporate bonds, asset-backed securities and mortgage-backed securities. U.S. Treasury securities were a notable exception, gaining considerable value as risk-averse investors flocked to traditional safe havens. U.S. government agency securities also fared relatively well, but they generally trailed direct obligations of the U.S.Treasury.

Allocation Strategies Bolstered Performance

The fund’s defensive investment posture helped it participate more fully than its benchmark in the relative strength of U.S. Treasury securities early in the reporting period, when market volatility was particularly severe. Conversely, underweighted exposure to mortgage-backed securities and, to a lesser extent, U.S. government agency debentures supported the fund’s relative performance.

After the Federal Deposit Insurance Corporation (“FDIC”) began to insure some bank-issued bonds in November 2008, we redeployed assets from U.S.Treasury securities to FDIC-insured bank paper with maturities in the three- to four-year range, enabling the fund to capture higher yields. We also increased the fund’s holdings of U.S. government agency securities, which, in our view, were more attractively valued than Treasuries. This shift benefited the fund’s relative performance through the remainder of the reporting period.

Because we set the fund’s interest rate strategies in positions that were roughly in line with the benchmark, neither the fund’s duration stance nor its yield-curve positioning had a material influence on performance.

Anticipating a Return to Fundamentals

As of the reporting period’s end, the financial crisis has persisted, and the recession has deepened. Therefore, heightened market volatility is likely to continue. However, we expect yields of longer-term U.S. government securities to rise as the federal government issues massive amounts of debt to fund its economic stimulus programs, and we are prepared to reduce the fund’s average duration and place greater emphasis on “callable” U.S. government agency securities that, in our judgment, should benefit from such an environment.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 1-3Year U.S.
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon Fixed Income Fund from September 1, 2008 to February 28, 2009. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2009
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.82	$ 4.07
Ending value (after expenses)	$1,027.70	$1,026.30
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.81	$ 4.06
Ending value (after expenses)	$1,021.70	$1,020.30
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.21	$ 4.45
Ending value (after expenses)	$ 992.50	$ 992.10
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.88	$ 4.14
Ending value (after expenses)	$1,037.40	$1,036.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2009
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.81	$ 4.06
Ending value (after expenses)	$1,022.02	$1,020.78
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.81	$ 4.06
Ending value (after expenses)	$1,022.02	$1,020.78
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 3.26	$ 4.51
Ending value (after expenses)	$1,021.57	$1,020.33
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.86	$ 4.11
Ending value (after expenses)	$1,021.97	$1,020.73

† Expenses are equal to the BNY Mellon Bond Fund annualized expense ratio of .56% for Class M and .81% for Investor shares, BNY Mellon Intermediate Bond Fund .56%
for Class M and .81% for Investor shares, BNY Mellon Intermediate U.S. Government Fund .65% for Class M and .90% for Investor shares and BNY Mellon Short-Term
U.S. Government Securities Fund .57% for Class M and .82% for Investor shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.3%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.6%
United Technologies, Notes	6.13	7/15/38	7,080,000	7,393,085
Asset—Backed Ctfs.—.6%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	8,530,000	8,399,265
Asset-Backed Ctfs./Auto Receivables—3.8%
Daimler Chrysler Auto Trust, Ser. 2006-C, Cl. A4	4.98	11/8/11	1,495,000	1,453,897
Ford Credit Auto Owner Trust, Ser. 2007-A, Cl. A4A	5.47	6/15/12	755,000	709,621
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000	5,598,776
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	1,832,476	1,778,883
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	5,210,000	4,980,622
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000	1,480,176
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	7,935,000	8,002,962
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	6,465,000	5,850,308
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000	3,576,674
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	12,774,000	12,674,087
USAA Auto Owner Trust, Ser. 2006-4 Cl. A4	4.98	10/15/12	2,809,000	2,817,937
				48,923,943
Auto Parts & Equipment—.6%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	9,681,000	7,165,673
Banks—3.2%
Bank of America, Sub. Notes	5.49	3/15/19	14,300,000	10,188,593
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	4,036,294
Citigroup, Sr. Unscd. Notes	5.10	9/29/11	1,653,000	1,476,813
Citigroup, Sr. Sub. Bonds	6.00	10/31/33	846,000	489,427
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	2,681,971
Goldman Sachs Group, Sub. Notes	5.63	1/15/17	1,381,000	1,109,298
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	3,980,000	2,837,056
HSBC Holdings, Sub. Notes	6.50	9/15/37	6,300,000	5,499,774
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	2,846,000	2,848,354
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,410,000	7,898,876
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	2,825,000	2,777,402
				41,843,858
Building & Construction—.4%
CRH America, Gtd. Notes	5.30	10/15/13	5,930,000	4,584,679
Commercial & Professional Services—.7%
Seminole Tribe of Florida, Notes	5.80	10/1/13	10,246,000 [a]	9,592,684
Commercial Mortgage Pass-Through Ctfs.—1.4%
Banc of America Commercial Mortgage, Ser. 2004-4, Cl. A3	4.13	7/10/42	2,675,313	2,603,949
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-T20, Cl. A1	4.94	10/12/42	641,681	635,955
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Ser. 2005-CD1, Cl. A1	5.05	7/15/44	1,262,629	1,254,479
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	3,390,000	2,621,961

12

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. (continued)
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	4,610,000 [b]	3,442,046
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	4,780,000	3,704,204
GE Capital Commercial Mortgage, Ser. 2003-C1, Cl. A2	4.09	1/10/38	1,054,936	1,025,573
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	4,225,000	3,256,878
				18,545,045
Diversified Financial Services—4.8%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	7,090,000	7,190,347
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	2,409,000 [a]	2,288,478
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	2,010,000 [a]	1,699,716
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,860,000 [a]	2,788,271
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	6,815,000	6,746,673
Bear Stearns, Sr. Unscd. Notes	4.50	10/28/10	3,935,000	3,906,377
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	6,630,000	6,314,909
CIT Group, Sr. Unscd. Notes	5.40	2/13/12	838,000	632,968
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	4,100,000	2,520,471
Countrywide Home Loans, Gtd. Notes, Ser. K	5.63	7/15/09	2,855,000	2,852,865
Countrywide Home Loans, Gtd. Notes, Ser. H	6.25	4/15/09	1,435,000	1,437,094
General Electric Capital, Sr. Unscd. Notes	5.63	9/15/17	10,070,000	8,790,808
Goldman Sachs Capital I, Gtd. Cap. Secs.	6.35	2/15/34	1,152,000 [c]	680,837
HSBC Finance, Sr. Unscd. Notes	5.00	6/30/15	2,410,000	2,085,282
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	5,645,000	3,918,291
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	6,255,000	6,701,882
Merrill Lynch & Co., Sr. Unscd. Notes, Ser. CPI	2.23	3/2/09	1,130,000 [b]	1,130,000
				61,685,269
Electric Utilities—.8%
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,522,796
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,920,000	4,526,248
Southern California Edison, First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000	2,174,960
				10,224,004
Food & Beverages—1.2%
Diageo Finance, Gtd. Notes	5.50	4/1/13	5,765,000	5,916,914
General Mills, Sr. Unscd. Notes	5.65	2/15/19	1,635,000	1,636,712
Pepsico, Sr. Unscd. Notes	7.90	11/1/18	6,930,000	8,342,535
				15,896,161
Foreign/Governmental—.6%
United Mexican States, Sr. Unscd. Notes	5.63	1/15/17	5,975,000 [c]	5,792,763
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,480,000 [c]	1,557,700
				7,350,463
Health Care—.4%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	5,490,000	5,410,181
Information Technology—1.6%
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	3,272,000 [c]	3,532,235

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Information Technology (continued)
Intuit, Sr. Unscd. Notes	5.40	3/15/12	6,505,000	6,074,271
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	10,545,497
				20,152,003
Media & Telecommunications—4.1%
AT & T, Sr. Unscd. Notes	6.50	9/1/37	6,490,000	6,009,202
AT & T, Sr. Unscd. Notes	6.80	5/15/36	1,650,000	1,598,210
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	5,550,000	5,754,440
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000	8,472,786
Global Crossings	0.00	5/15/49	1,401,000 [d]	0
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	3,600,154
News America Holdings, Gtd. Debs.	9.25	2/1/13	904,000	951,802
News America, Gtd. Notes	6.15	3/1/37	2,375,000	1,853,381
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	5,995,000	6,224,123
Time Warner Cable, Gtd. Debs.	7.30	7/1/38	3,945,000	3,609,028
Time Warner, Gtd. Notes	5.50	11/15/11	1,905,000	1,887,796
Time Warner, Gtd. Debs.	6.50	11/15/36	2,115,000	1,815,082
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,545,000	9,996,333
Verizon Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	1,500,000 [a]	1,691,417
Williams Communications Group, Sr. Notes	0.00	10/1/09	1,406,000 [d]	0
				53,463,754
Oil & Gas—.5%
Devon Financing, Gtd. Notes	6.88	9/30/11	5,860,000	6,170,709
Property & Casualty Insurance—.5%
American International Group, Sr. Unscd. Notes	5.60	10/18/16	1,492,000	818,526
MetLife, Notes	7.72	2/15/19	5,240,000	5,064,575
				5,883,101
Real Estate—.5%
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	7,255,000	6,579,342
Residential Mortgage Pass-Through Ctfs.—1.1%
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J2, Cl. A2	0.97	6/25/34	1,897,902 [b]	1,390,660
JP Morgan Mortgage Trust, Ser. 2005-A5, Cl. 3A1	5.37	8/25/35	5,771,348 [b]	5,183,438
WaMu Mortgage Pass Through Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	840,924	759,388
WaMu Mortgage Pass Through Certificates, Ser. 2004-AR9, Cl. A6	4.13	8/25/34	4,510,000 [b]	4,348,711
Wells Fargo Mortgage Backed Securities Trust, Ser. 2004-N, Cl. A6	4.00	8/25/34	3,235,000 [b]	3,154,640
				14,836,837
Retail—.6%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	7,250,000	7,788,204
U.S. Government Agencies—7.5%
Federal Farm Credit Banks, Bonds	3.88	8/25/11	2,000,000	2,108,954
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,083,480

14

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks, Bonds	5.33	3/6/12	9,095,000	9,099,120
Federal Home Loan Banks, Bonds	5.65	4/20/22	8,000,000	8,209,440
Federal Home Loan Mortgage Corp., Notes	3.88	9/30/11	20,740,000 [e]	21,068,957
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	4,440,000 [e]	4,570,589
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	9,485,000 [e]	9,846,160
Federal National Mortgage Association, Notes	5.25	3/5/14	18,865,000 [e]	19,522,823
Federal National Mortgage Association, Notes	5.38	4/11/22	9,855,000 [e]	10,014,612
				96,524,135
U.S. Government Agencies/Mortgage-Backed—41.1%
Federal Home Loan Mortgage Corp.:
4.00%, 5/1/19			1 [e]	1
4.50%, 3/1/21—1/1/34			6,178,246 [e]	6,258,011
5.00%, 6/1/18—8/1/37			25,790,211 [e]	26,275,744
5.07%, 10/1/35			4,522,187 [b,e]	4,659,120
5.50%, 10/1/33—1/1/38			73,676,454 [e]	75,604,500
5.77%, 4/1/37			7,492,868 [b,e]	7,786,427
5.80%, 1/1/37			2,589,666 [b,e]	2,685,459
5.81%, 11/1/36			3,039,628 [b,e]	3,149,935
5.91%, 4/1/37			1,152,883 [b,e]	1,198,806
5.95%, 11/1/36			2,319,119 [b,e]	2,390,147
6.00%, 3/1/33—9/1/38			52,242,952 [e]	54,161,148
6.50%, 6/1/14—1/1/33			6,200,023 [e]	6,534,015
7.00%, 11/1/26—8/1/36			4,082,472 [e]	4,342,659
7.50%, 9/1/11—7/1/31			140,751 [e]	150,350
9.25%, 8/1/11			10,277 [e]	10,932
Multiclass Mortgage Participation Ctfs.,
Ser. 2985, Cl. JP, 4.50%, 10/15/15			400,965 [e]	402,452
Multiclass Mortgage Participation Ctfs.,
Ser. R002, Cl. AH, 4.75%, 7/15/15			1,444,723 [e]	1,467,610
Multiclass Mortgage Participation Ctfs.,
Ser. R004, Cl. AL, 5.13%, 12/15/13			646,696 [e]	662,216
Federal National Mortgage Association:
4.50%, 1/1/36			7,945,002 [e]	7,980,826
4.59%, 3/1/35			3,103,670 [b,e]	3,145,628
4.91%, 9/1/35			5,284,336 [b,e]	5,397,636
4.98%, 10/1/35			5,246,393 [b,e]	5,394,429
5.00%, 3/1/21—2/1/36			7,289,058 [e]	7,484,205
5.50%, 4/1/18—3/1/38			78,624,474 [e]	80,700,193
5.69%, 4/1/37			8,972,384 [b,e]	9,228,291
5.97%, 5/1/37			7,615,849 [b,e]	7,909,287
6.00%, 4/1/33—6/1/38			55,377,539 [e,f]	57,381,835
6.02%, 8/1/37			8,933,705 [b,e]	9,278,501
6.50%, 4/1/17—4/1/38			36,651,625 [e]	38,387,888
7.00%, 4/1/09—10/1/32			2,033,375 [e]	2,173,701
7.50%, 7/1/32			489,696 [e]	523,355
8.50%, 9/1/30			466 [e]	509

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
5.00%	13,345,000 [g]	13,609,818
5.00%, 11/15/34—4/15/38	35,596,185	36,433,848
5.50%, 2/15/36	5,426,963	5,587,892
6.00%, 3/15/09—10/15/38	20,899,998	21,653,080
6.50%, 4/15/24—8/15/38	19,947,869	20,831,505
7.00%, 11/15/22—5/15/31	604,952	655,276
7.50%, 9/15/22—4/15/24	96,751	104,398
8.00%, 2/15/23—11/15/30	54,769	59,072
9.00%, 12/15/09—9/15/16	42,274	45,311
9.50%, 9/15/09—5/15/20	3,615	3,856
7.00%, 12/15/23	265,141	287,288
		531,997,160
U.S. Government Securities—21.7%
U.S. Treasury Bonds:
6.25%, 8/15/23	7,620,000 [c]	9,547,624
7.13%, 2/15/23	3,014,000 [c]	4,041,117
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 4/15/13	6,748,541 [c,h]	6,569,286
Notes, 1.38%, 7/15/18	11,605,119 [c,h]	10,832,659
Notes, 2.38%, 1/15/17	13,176,121 [c,h]	13,122,600
Notes, 2.38%, 1/15/27	13,160,473 [h]	12,720,413
U.S. Treasury Notes:
3.88%, 5/15/18	10,250,000 [c]	10,983,521
4.25%, 1/15/11	52,735,000 [c]	56,033,047
4.25%, 8/15/13	42,290,000 [c]	46,780,014
4.25%, 11/15/13	24,695,000 [c]	27,405,671
4.50%, 5/15/17	8,430,000 [c]	9,408,015
4.63%, 8/31/11	14,000,000 [c]	15,185,632
4.63%, 2/29/12	22,820,000 [c]	24,968,298
5.13%, 5/15/16	28,855,000 [c]	33,496,615
		281,094,512
Total Bonds and Notes
(cost $1,281,619,636)		1,271,504,067

Preferred Stocks—.0%	Shares	Value ($)
Media & Telecommunications
XO Holdings, Conv.
(cost $0)	1,270 [i]	0

Common Stocks—.0%
Media & Telecommunications
Above Net (warrants 9/8/2010)	858 [i]	15,401
XO Holdings	635 [i]	108

16

BNY Mellon Bond Fund (continued)

Commons Stocks (continued)	Shares	Value ($)
Media & Telecommunications (continued)
XO Holdings, Cl. B (warrants 1/16/10)	953 [i]	0
XO Holdings, Cl. C (warrants 1/16/10)	953 [i]	0
Total Common Stocks
(cost $0)		15,509

Other Investment—2.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund (cost $34,953,000)	34,953,000 [j]	34,953,000

Investment of Cash Collateral for Securities Loaned—16.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $219,240,612)	219,240,612 [j]	219,240,612
Total Investments (cost $1,535,813,248)	117.9%	1,525,713,188
Liabilities, Less Cash and Receivables	(17.9%)	(232,086,685)
Net Assets	100.0%	1,293,626,503

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities amounted to $18,060,566 or 1.4% of net assets.
b Variable rate security—interest rate subject to periodic change.
c All or a portion of these securities are on loan. At February 28, 2009, the total market value of the fund’s securities on loan is $232,059,311 and the total market value of the collateral held by the fund is $239,054,629, consisting of cash collateral of $219,240,612, U.S. Government and Agency securities valued at $9,965,167, and Letters of Credit valued at $9,848,850.
[d] Non-income producing—security in default.
e On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
f Purchased on a delayed delivery basis.
g Purchased on a forward commitment basis.
[h] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
i Non-income producing security.
j Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government & Agencies	70.3	Foreign/Governmental	.6
Corporate Bonds	20.5	Preferred Stocks	.0
Money Market Investments	19.6	Common Stocks	.0
Asset/Mortgage-Backed	6.9		117.9

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.7%
General Dynamics, Gtd. Notes	5.25	2/1/14	3,050,000	3,236,791
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000	1,977,338
				5,214,129
Asset-Backed Ctfs./Auto Receivables—2.9%
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	1,312,902	1,274,505
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,020,000	1,931,067
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	2,395,000	2,411,579
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	4,670,000	4,709,998
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,125,000	1,922,955
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,680,000	2,662,635
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	6,575,000	6,523,573
				21,436,312
Asset-Backed Ctfs./Other—.4%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	3,185,000	3,136,185
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	5,080,000 [a]	4,656,155
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	635,000	470,014
				5,126,169
Bank & Finance—15.6%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,796,000 [b]	1,706,146
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	990,000 [b]	837,174
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,185,000 [b]	2,130,200
AXA Financial, Sr. Unscd. Notes	7.75	8/1/10	3,625,000	3,588,656
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	6,352,366
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	2,963,921
Bear Stearns, Sr. Unscd. Notes	4.50	10/28/10	3,200,000	3,176,723
Caterpillar Financial Service, Sr. Unscd. Notes	6.20	9/30/13	4,975,000	5,027,640
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	3,730,000	2,293,014
Citigroup, Sub. Notes	5.00	9/15/14	4,400,000	3,032,731
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	2,429,600
Countrywide Home Loans, Gtd. Notes, Ser. K	5.63	7/15/09	2,380,000	2,378,220
Countrywide Home Loans, Gtd. Notes, Ser. H	6.25	4/15/09	1,200,000	1,201,751
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	3,935,000	3,661,266
General Electric Capital, Sr. Unscd. Notes, Ser. A	5.88	2/15/12	5,265,000	5,267,016
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	5,400,000	4,947,205
Household Finance, Sr. Unscd. Notes	6.38	11/27/12	8,108,000	7,773,302
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	7,205,000	5,001,113
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	5,805,000	6,219,732
JPMorgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	4,110,000	4,113,399
Merrill Lynch & Co., Sr. Unscd. Notes	5.45	2/5/13	7,580,000	6,772,775
Morgan Stanley, Sr. Unscd. Notes	6.75	4/15/11	5,895,000	5,922,034
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	5,305,000	5,102,386
Private Export Funding, Scd. Notes	4.38	3/15/19	15,935,000	15,941,836

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Bank & Finance (continued)
Prudential Financial, Sr. Unscd. Notes	6.00	12/1/17	3,295,000	2,766,004
Wells Fargo & Co., Sub. Notes	6.38	8/1/11	5,240,000	5,266,053
				115,872,263
Biotechnology—.4%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	2,934,242
Building & Construction—.5%
CRH America, Gtd. Notes	5.30	10/15/13	4,930,000	3,811,546
Commercial & Professional Services—.7%
Seminole Tribe of Florida, Notes	5.80	10/1/13	5,765,000 [b]	5,397,406
Commercial Mortgage Pass-Through Ctfs.—.6%
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A2	5.30	2/15/40	6,125,000	4,721,510
Food & Beverages—2.3%
Coca-Cola, Sr. Unscd. Notes	5.35	11/15/17	4,880,000	5,098,644
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,275,000	4,387,651
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	4,779,505
Pepsico, Sr. Unscd. Notes	7.90	11/1/18	2,365,000	2,847,056
				17,112,856
Foreign/Governmental—1.4%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,200,000	3,694,896
Nova Scotia Province, Bonds	5.13	1/26/17	5,430,000	5,814,010
United Mexican States, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,119,860
				10,628,766
Health Care—2.2%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	4,245,000	4,183,282
Astrazeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	6,222,821
GlaxoSmithKline Capital, Gtd. Notes	5.65	5/15/18	5,853,000	6,036,632
				16,442,735
Industrials—2.8%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,575,000	4,817,576
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,077,919
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	4,398,000	4,538,692
Vulcan Materials, Sr. Unscd. Notes	5.60	11/30/12	5,710,000	5,549,098
XTO Energy, Sr. Unscd. Notes	5.50	6/15/18	2,565,000	2,352,036
				20,335,321
Media & Telecommunications—6.2%
AT&T, Notes	5.80	2/15/19	5,095,000	4,956,925
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	7,397,825
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	4,847,661
News America, Gtd. Notes	5.30	12/15/14	5,260,000	4,959,801
Time Warner Cable, Gtd. Notes	8.75	2/14/19	3,325,000	3,555,193
Time Warner, Gtd. Notes	5.50	11/15/11	6,625,000	6,565,170
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000	7,480,781

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
Vodafone Group, Sr. Unscd. Notes	7.75	2/15/10	6,165,000	6,409,017
				46,172,373
Real Estate Investment Trusts—1.3%
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	4,697,621
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	5,680,000	5,151,022
				9,848,643
Retailing—.9%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	4,901,588
Xerox, Sr. Unscd. Notes	5.50	5/15/12	1,955,000	1,813,480
				6,715,068
Software & Services—1.6%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	5,115,000	4,776,310
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	7,091,112
				11,867,422
Transportation—.4%
United Parcel Service, Sr. Unscd. Notes	4.50	1/15/13	2,725,000	2,878,728
U.S. Government Agencies—21.4%
Federal Farm Credit Banks, Bonds	2.25	4/24/12	12,935,000	12,903,206
Federal Farm Credit Banks, Bonds	2.63	4/21/11	11,000,000	11,228,250
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,322,206
Federal Farm Credit Banks, Bonds	4.75	5/7/10	10,375,000	10,791,805
Federal Farm Credit Banks, Bonds	5.25	9/13/10	6,770,000	7,131,288
Federal Home Loan Banks, Bonds	3.50	7/16/10	5,245,000	5,354,201
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,092,702
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	8,015,332
Federal Home Loan Banks, Bonds	5.00	12/11/09	6,460,000	6,659,362
Federal Home Loan Banks, Bonds	5.13	9/10/10	7,315,000	7,706,550
Federal National Mortgage Association, Notes	2.88	10/12/10	15,745,000 [c]	16,127,619
Federal National Mortgage Association, Notes	4.00	8/18/11	16,090,000 [c]	16,322,758
Federal National Mortgage Association, Notes	4.75	3/12/10	20,270,000 [c]	20,937,896
Federal National Mortgage Association, Notes	5.25	3/5/14	11,855,000 [c]	12,268,384
				158,861,559
U.S. Government Agencies/Mortgage-Backed—.2%
Federal Home Loan Mortgage Corp.:
4.85%, 11/1/32			127,763 [c,d]	128,341
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			884,129 [c]	914,003
				1,042,344
U.S. Government Securities—34.4%
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 4/15/13			3,901,811 [a,e]	3,798,171
Notes, 1.38%, 7/15/18			7,590,401 [a,e]	7,085,169
Notes, 2.38%, 1/15/17			14,501,036 [a,e]	14,442,133

20

BNY Mellon Intermediate Bond Fund (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes:
4.25%, 1/15/11	65,500,000 [a]	69,596,370
4.25%, 8/15/13	18,950,000 [a]	20,961,959
4.25%, 11/15/13	11,640,000 [a]	12,917,676
4.50%, 11/15/15	10,250,000 [a]	11,548,870
4.63%, 8/31/11	30,095,000 [a]	32,643,685
4.63%, 2/29/12	44,555,000 [a]	48,749,452
4.88%, 8/15/16	125,000 [a]	142,744
5.13%, 5/15/16	29,280,000 [a]	33,989,981
		255,876,210
Total Bonds and Notes
(cost $726,200,359)		725,431,787

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,667,000)	8,667,000 [f]	8,667,000

Investment of Cash Collateral for Securities Loaned—26.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $198,796,978)	198,796,978 [f]	198,796,978

Total Investments (cost $933,664,337)	125.5%	932,895,765
Liabilities, Less Cash and Receivables	(25.5%)	(189,548,094)
Net Assets	100.0%	743,347,671

a All or a portion of these securities are on loan. At February 28, 2009, the total market value of the fund’s securities on loan is $218,575,871 and the total market value of the collateral held by the fund is $225,658,733, consisting of cash collateral of $198,796,978 and U.S. Government and Agency securities valued at $26,861,755.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities amounted to $10,070,926 or 1.4% of net assets.
c On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
[d] Variable rate security—interest rate subject to periodic change.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government & Agencies	56.0	Asset/Mortgage-Backed	3.9
Corporate Bonds	36.3	Foreign/Governmental	1.4
Money Market Investments	27.9		125.5

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Intermediate U.S. Government Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.8%	Rate (%)	Date	Amount ($)	Value ($)
Banks—5.9%
Bank of America, Gtd. Notes	3.13	6/15/12	1,500,000	1,539,616
Goldman Sachs Group, Gtd. Notes	3.25	6/15/12	400,000	414,318
JPMorgan Chase & Co., Gtd. Notes	3.13	12/1/11	1,400,000	1,441,462
Key Bank, Gtd. Notes	3.20	6/15/12	1,500,000	1,545,081
Regions Bank, Gtd. Notes	3.25	12/9/11	1,500,000	1,539,132
Wells Fargo & Co., Gtd. Notes	3.00	12/9/11	875,000	898,873
				7,378,482
Diversified Financial Services—2.8%
General Electric Capital, Gtd. Notes	3.00	12/9/11	1,500,000	1,534,410
Private Export Funding, Scd. Notes	4.38	3/15/19	2,000,000	2,000,858
				3,535,268
U.S. Government Agencies—25.1%
Federal Farm Credit Banks, Bonds	3.88	8/25/11	1,500,000	1,581,716
Federal Home Loan Banks, Bonds	3.63	10/18/13	2,105,000	2,179,582
Federal Home Loan Banks, Bonds	4.25	6/14/13	1,040,000	1,111,459
Federal Home Loan Banks, Bonds	4.88	12/13/13	6,710,000	7,360,072
Federal Home Loan Banks, Bonds	5.63	6/9/17	3,620,000	4,085,405
Federal Home Loan Mortgage Corp., Notes	4.00	7/28/11	1,190,000 [a]	1,202,694
Federal National Mortgage Association, Notes	1.75	3/23/11	5,500,000 [a]	5,522,990
Federal National Mortgage Association, Notes	2.50	2/17/12	3,250,000 [a]	3,253,338
Federal National Mortgage Association, Notes	3.55	6/16/10	1,185,000 [a]	1,193,928
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	725,000 [a]	742,354
Federal National Mortgage Association, Bonds	6.00	5/15/11	2,700,000 [a]	2,956,257
				31,189,795
U.S. Government Agencies/Mortgage-Backed—14.9%
Federal Home Loan Mortgage Corp.:
4.01%, 1/1/17			379,786 [a,b]	380,107
4.02%, 1/1/21			129,638 [a,b]	130,268
4.28%, 1/1/34			256,792 [a,b]	254,608
4.71%, 6/1/34			589,994 [a,b]	579,015
5.16%, 9/1/33			205,759 [a,b]	210,106
5.23%, 6/1/32			35,177 [a,b]	35,351
5.75%, 2/1/30			4,004 [a,b]	4,020
6.50%, 1/1/11—7/1/17			566,638 [a]	593,598
7.00%, 2/1/11—6/1/25			986,568 [a]	1,056,161
7.50%, 10/1/10—9/1/28			370,710 [a]	395,915
8.00%, 12/1/11—2/1/30			395,912 [a]	419,641
8.50%, 8/17/11—4/1/20			38,950 [a]	40,799

22

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
Mulitclass Mortgage Participation Ctfs.,
Ser. 2695, Cl. UA, 5.50%, 9/15/14	1,169,428 [a]	1,210,557
Mulitclass Mortgage Participation Ctfs.,
Ser. 1627, Cl. PJ, 6.00%, 3/15/23	430,150 [a]	433,575
Mulitclass Mortgage Participation Ctfs.,
Ser. 2123, Cl. PE, 6.00%, 12/15/27	8,203 [a]	8,198
Mulitclass Mortgage Participation Ctfs.,
Ser. 1602, Cl. H, 6.50%, 10/15/23	557,938 [a]	585,298
Federal National Mortgage Association:
3.14%, 6/1/33	206,427 [a,b]	199,654
3.55%, 5/1/34	263,089 [a,b]	262,834
3.78%, 8/1/33	85,086 [a,b]	85,117
4.36%, 11/1/34	379,609 [a,b]	383,079
4.40%, 9/1/33	99,941 [a,b]	100,162
4.48%, 10/1/31	261,120 [a,b]	261,991
4.49%, 10/1/33	129,534 [a,b]	129,494
4.52%, 4/1/33	228,882 [a,b]	231,892
4.73%, 10/1/34	157,763 [a,b]	160,794
4.75%, 1/1/29	285,794 [a,b]	289,418
4.81%, 6/1/33	560,949 [a,b]	565,582
5.04%, 8/1/33	267,564 [a,b]	273,640
5.09%, 10/1/19	158,769 [a,b]	159,869
5.11%, 2/1/33	97,301 [a,b]	98,933
5.24%, 9/1/33	298,890 [a,b]	305,326
5.25%, 4/1/30	32,638 [a,b]	33,206
5.36%, 2/1/36	139,716 [a,b]	141,670
5.42%, 1/1/27	274,205 [a,b]	277,722
5.45%, 6/1/34	225,965 [a,b]	225,730
5.80%, 3/1/36	178,044 [a,b]	183,423
6.18%, 4/1/40	346,487 [a,b]	356,734
6.87%, 7/1/22	130,902 [a]	139,465
7.00%, 9/1/19—5/1/29	587,568 [a]	628,147
7.50%, 5/1/09—11/1/29	221,444 [a]	237,920
7.81%, 12/1/24	37,097 [a,b]	38,983
8.00%, 6/1/15—10/1/29	651,348 [a]	691,404
8.50%, 10/1/26	102,577 [a]	111,368
9.00%, 4/1/16—3/1/22	13,862 [a]	15,158
Principal Only, Ser. 1993-253, Cl. H, 0.00%, 11/25/23	25,532 [a]	21,206
Ser. 1992-136, Cl. PK, 6.00%, 8/25/22	133,829 [a]	141,226
Ser. 1993-178, Cl. PK, 6.50%, 9/25/23	1,823,641 [a]	1,943,022
Ser. 1992-172, Cl. M, 7.00%, 9/25/22	29,923 [a]	31,619

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
Ser. 1993-149, Cl. M, 7.00%, 8/25/23	504,183 [a]	542,405
Ser. 1993-255, Cl. E, 7.10%, 12/25/23	1,192,392 [a]	1,286,514
Ser. 1988-15, Cl. A, 9.00%, 6/25/18	188,054 [a]	207,559
Government National Mortgage Association I:
6.50%, 5/15/13—7/15/24	329,732	345,760
7.00%, 6/15/13—11/15/26	70,364	75,382
7.50%, 4/15/23—6/15/24	27,927	30,177
7.68%, 1/15/22	138,229	147,596
8.00%, 7/15/28	7,703	8,331
8.50%, 2/15/20	2,172	2,351
9.00%, 3/15/17—4/15/18	50,194	54,152
9.50%, 5/15/19	1,088	1,195
Government National Mortgage Association II:
4.13%, 10/20/22	19,243 [b]	19,356
4.63%, 8/20/30	199,448 [b]	199,439
5.38%, 2/20/24	147,123 [b]	149,000
6.50%, 10/20/33	276,986	291,122
7.50%, 11/20/15—9/20/25	127,989	136,381
8.50%, 12/20/26	29,617	32,056
		18,591,781
U.S. Government Securities—49.1%
U.S. Treasury Bonds;
7.25%, 5/15/16	2,800,000	3,557,095
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 4/15/13	642,007 [c]	624,954
Notes, 1.38%, 7/15/18	34,147 [c]	31,874
Notes, 2.38%, 1/15/17	3,202,747 [c]	3,189,737
U.S. Treasury Notes:
1.75%, 11/15/11	1,500,000	1,518,290
3.50%, 2/15/18	2,250,000	2,341,935
3.75%, 11/15/18	1,250,000	1,324,904
4.00%, 11/15/12	5,000,000	5,435,160
4.13%, 8/15/10	4,725,000	4,959,039
4.25%, 1/15/11	12,790,000	13,589,887
4.25%, 8/15/13	8,870,000	9,811,746
4.63%, 8/31/11	5,165,000	5,602,414
4.63%, 2/29/12	4,825,000	5,279,230
5.13%, 5/15/16	3,375,000	3,917,903
		61,184,168
Total Bonds and Notes
(cost $119,125,909)		121,879,494

24

BNY Mellon Intermediate U.S. Government Fund (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,413,000)	1,413,000 [d]	1,413,000
Total Investments (cost $120,538,909)	98.9%	123,292,494
Cash and Receivables (Net)	1.1%	1,307,640
Net Assets	100.0%	124,600,134

a On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)
U.S. Government & Agencies	89.1	Money Market Investment	1.1
Corporate Bonds	8.7		98.9
† Based on net assets.
See notes to financial statements.

The Funds 25

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—96.4%	Rate (%)	Date	Amount ($)	Value ($)
Banks—6.3%
Bank of America, Gtd. Notes	3.13	6/15/12	1,875,000	1,924,521
Goldman Sachs Group, Gtd. Notes	3.25	6/15/12	400,000	414,318
JPMorgan Chase & Co., Gtd. Notes	3.13	12/1/11	1,750,000 [a]	1,801,828
Key Bank, Gtd. Notes	3.20	6/15/12	2,000,000	2,060,108
Regions Bank, Gtd. Notes	3.25	12/9/11	1,875,000	1,923,915
Wells Fargo & Co., Gtd. Notes	3.00	12/9/11	1,000,000 [a]	1,027,284
				9,151,974
Diversified Financial Services—1.1%
General Electric Capital, Gtd. Notes	3.00	12/9/11	1,635,000	1,672,507
U.S. Government Agencies—33.5%
Federal Farm Credit Bank, Bonds	2.25	4/24/12	2,795,000	2,788,130
Federal Farm Credit Banks, Bonds	2.63	4/21/11	2,000,000	2,041,500
Federal Farm Credit Banks, Bonds	3.75	12/6/10	3,525,000	3,654,537
Federal Farm Credit Banks, Bonds	3.88	8/25/11	1,010,000	1,065,022
Federal Home Loan Banks, Bonds	3.38	10/6/10	1,100,000	1,111,454
Federal Home Loan Banks, Bonds	4.38	10/22/10	4,060,000	4,236,707
Federal Home Loan Banks, Bonds	4.88	11/18/11	2,770,000	2,986,265
Federal Home Loan Mortgage Corp., Notes	2.13	3/23/12	3,910,000 [b]	3,909,703
Federal Home Loan Mortgage Corp., Notes	2.45	2/17/12	3,470,000 [b]	3,472,085
Federal Home Loan Mortgage Corp., Notes	4.00	7/28/11	1,620,000 [b]	1,637,281
Federal Home Loan Mortgage Corp., Notes	4.13	7/14/11	1,260,000 [b]	1,274,438
Federal National Mortgage Association, Notes	1.75	3/23/11	6,450,000 [b]	6,476,961
Federal National Mortgage Association, Notes	2.50	2/17/12	3,955,000 [b]	3,959,062
Federal National Mortgage Association, Notes	2.88	10/12/10	3,765,000 [b]	3,856,493
Federal National Mortgage Association, Notes	3.55	6/16/10	1,425,000 [b]	1,435,736
Federal National Mortgage Association, Notes	3.80	2/25/11	5,034,000 [b]	5,087,758
				48,993,132
U.S. Government Agencies/Mortgage-Backed—3.8%
Federal Home Loan Mortgage Corp.:
4.00%, 3/1/10			610,690 [b]	616,871
4.85%, 11/1/32			31,999 [b,c]	32,144
5.00%, 4/1/09			47,858 [b]	48,315
REMIC, Ser. 3020, Cl. MA, 5.50%, 4/15/27			785,750 [b]	800,847
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			95,355 [b]	98,479
REMIC, Ser. 1648, Cl. E, 6.00%, 9/15/23			738,791 [b]	749,508
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12			128,430 [b]	128,377

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
4.50%, 1/1/10	137,263 [b]	138,818
Whole Loan, Ser. 2003-W19,
Cl. 1A4, 4.78%, 11/25/33	143,025 [b]	142,853
4.89%, 5/1/32	34,565 [b,c]	35,255
4.93%, 3/1/32	6,628 [b,c]	6,716
5.13%, 6/1/32	133,632 [b,c]	134,211
5.28%, 6/1/32	169,385 [b,c]	172,510
5.31%, 4/1/32	8,113 [b,c]	8,264
5.50%, 6/1/09	24,783 [b]	25,024
Ser. 2002-T11, Cl. A 4.77%, 4/25/12	356,455 [b]	356,242
REMIC, Ser. 2002-73, Cl. AM, 5.00%, 12/25/15	706,257 [b]	707,263
Ser. 2002-T3, Cl. A 5.14%, 12/25/11	623,472 [b]	633,642
Ser. 2001-T6, Cl. A 5.70%, 5/25/11	29,375 [b]	30,390
Ser. 2002-T3, Cl. B 5.76%, 12/25/11	270,000 [b]	289,807
REMIC, Ser. 1994-86, Cl. PJ, 6.00%, 6/25/09	24,547 [b]	24,569
Ser. 2001-T2, Cl. B 6.02%, 11/25/10	360,000 [b]	379,675
Government National Mortgage Association I
6.00%, 4/15/09	1,263	1,270
		5,561,050
U.S. Government Securities—51.7%
Federal Farm Credit Banks, Bonds, 3.00%, 3/3/11	4,195,000	4,307,388
U.S. Treasury Notes:
2.75%, 7/31/10	10,750,000 [a]	11,044,367
3.50%, 2/15/10	12,250,000 [a]	12,567,741
4.13%, 8/15/10	8,260,000 [a]	8,669,134
4.25%, 1/15/11	5,250,000 [a]	5,578,335
4.38%, 12/15/10	5,000,000 [a]	5,314,065
4.50%, 5/15/10	12,500,000 [a]	13,063,488
4.50%, 11/15/10	5,000,000 [a]	5,308,595
5.75%, 8/15/10	9,000,000 [a]	9,657,423
		75,510,536
Total Bonds and Notes
(cost $138,226,553)		140,889,199

Other Investment—2.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $3,238,000)	3,238,000 [d]	3,238,000

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

Investment of Cash Collateral for Securities Loaned—31.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $46,011,658)	46,011,658 [d]	46,011,658
Total Investments (cost $187,476,211)	130.1%	190,138,857
Liabilities, Less Cash and Receivables	(30.1%)	(44,063,898)
Net Assets	100.0%	146,074,959

a All or a portion of these securities are on loan. At February 28, 2009, the total market value of the fund’s securities on loan is $44,845,458 and the total market value of the collateral held by the fund is $46,011,658.
b On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)
U.S. Government & Agencies	89.0	Corporate Bonds	7.4
Money Market Investments	33.7		130.1
† Based on net assets.
See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009 (Unaudited)

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†—Note 2(c)
(including securities loaned)††—Note 2(b):
Unaffiliated issuers	1,271,519,576	725,431,787	121,879,494	140,889,199
Affiliated issuers	254,193,612	207,463,978	1,413,000	49,249,658
Cash	—	—	161,112	40,326
Dividend and interest receivable	12,195,045	9,309,610	942,460	806,520
Receivable for investment securities sold	578,105	—	—	—
Receivable for shares of Beneficial Interest subscribed	1,553,483	1,882,524	248,406	1,194,200
Other receivables	—	—	76,136	—
Prepaid expenses	21,445	18,351	12,422	12,500
	1,540,061,266	944,106,250	124,733,030	192,192,403
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	434,492	254,802	49,547	44,023
Due to Administrator—Note 4(a)	133,575	76,991	12,701	14,278
Cash overdraft due to Custodian	1,915,095	1,129,449	—	—
Liability for securities on loan—Note 2(b)	219,240,612	198,796,978	—	46,011,658
Payable for investment securities purchased	24,180,831	—	—	—
Payable for shares of Beneficial Interest redeemed	494,662	470,344	11,406	25,367
Accrued expenses	35,496	30,015	59,242	22,118
	246,434,763	200,758,579	132,896	46,117,444
Net Assets ($)	1,293,626,503	743,347,671	124,600,134	146,074,959
Composition of Net Assets ($):
Paid-in capital	1,311,608,622	758,293,286	121,905,665	151,849,879
Accumulated distributions in excess of investment income—net	(2,206,053)	(1,031,668)	(378,611)	(363,168)
Accumulated net realized gain (loss) on investments	(5,676,006)	(13,145,375)	319,495	(8,074,398)
Accumulated net unrealized appreciation
(depreciation) on investments	(10,100,060)	(768,572)	2,753,585	2,662,646
Net Assets ($)	1,293,626,503	743,347,671	124,600,134	146,074,959
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,286,787,586	740,503,785	119,223,453	145,848,464
Shares Outstanding	103,524,571	59,972,698	11,567,254	11,745,907
Net Asset Value Per Share ($)	12.43	12.35	10.31	12.42
Investor Shares
Net Assets ($)	6,838,917	2,843,886	5,376,681	226,495
Shares Outstanding	551,179	230,316	522,205	18,235
Net Asset Value Per Share ($)	12.41	12.35	10.30	12.42
† Investments at cost ($):
Unaffiliated issuers	1,281,619,636	726,200,359	119,125,909	138,226,553
Affiliated issuers	254,193,612	207,463,978	1,413,000	49,249,658
††Value of securities loaned ($)	232,059,311	218,575,871	—	44,845,458

See notes to financial statements.

The Funds 29

STATEMENT OF OPERATIONS Six Months Ended February 28, 2009 (Unaudited)

		BNY Mellon
	BNY Mellon	Intermediate
	Bond Fund	Bond Fund
Investment Income ($):
Income:
Interest	29,654,270	15,975,654
Income from securities lending	995,262	978,744
Dividends;
Affiliated issuers	72,270	32,268
Total Income	30,721,802	16,986,666
Expenses:
Investment advisory fee—Note 4(a)	2,573,168	1,517,955
Administration fee—Note 4(a)	841,467	496,149
Professional fees	43,351	18,492
Custodian fees—Note 4(b)	40,273	29,055
Trustees’ fees and expenses—Note 4(c)	35,716	26,557
Registration fees	15,678	19,742
Shareholder servicing costs—Note 4(b)	8,928	2,634
Prospectus and shareholders’ reports	5,150	5,297
Loan commitment fees—Note 3	100	100
Miscellaneous	31,359	17,761
Total Expenses	3,595,190	2,133,742
Less—reduction in fees due to earnings credit—Note 2(b)	(4,180)	(86)
Net Expenses	3,591,010	2,133,656
Investment Income—Net	27,130,792	14,853,010
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	15,837,064	9,641,005
Net unrealized appreciation (depreciation) on investments	(9,942,710)	(8,822,113)
Net Realized and Unrealized Gain (Loss) on Investments	5,894,354	818,892
Net Increase in Net Assets Resulting from Operations	33,025,146	15,671,902

See notes to financial statements.

30

	BNY Mellon Intermediate
	U.S. Government Fund
	Two Months Ended
	February 28, 2009	Year Ended
	(Unaudited)[a]	December 31, 2008[b]
Investment Income ($):
Income:
Interest	233,275	5,602,869
Dividends;
Affiliated issuers	499	4,013
Total Income	233,774	5,606,882
Expenses:
Investment advisory fee—Note 4(a)	101,925	587,395
Administration fee—Note 4(a)	26,845	128,744
Trustees’ fees and expenses—Note 4(c)	4,573	17,837
Professional fees	4,221	24,829
Prospectus and shareholders’ reports	4,062	6,129
Shareholder servicing costs—Note 4(b)	2,928	37,670
Registration fees	1,652	34,229
Custodian fees—Note 4(b)	1,494	30,041
Loan commitment fees—Note 3	63	—
Distribution fees	—	10,574
Miscellaneous	5,547	34,313
Total Expenses	153,310	911,761
Less—reduction in investment advisory fees
due to undertaking—Note 4(a)	(17,973)	(132,395)
Less—reduction in fees due to
earnings credit—Note 2(b)	(172)	(481)
Net Expenses	135,165	778,885
Investment Income—Net	98,609	4,827,997
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	672,401	1,949,660
Net unrealized appreciation (depreciation) on investments	(1,795,140)	2,702,619
Net Realized and Unrealized Gain (Loss) on Investments	(1,122,739)	4,652,279
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,024,130)	9,480,276

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information for the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

See notes to financial statements.

The Funds 31

STATEMENT OF OPERATIONS (continued)

BNY Mellon
Short-Term
U.S. Government
Securities Fund
Investment Income ($):
Income:
Interest	2,238,120
Income from securities lending	245,618
Dividends;
Affiliated issuers	14,589
Total Income	2,498,327
Expenses:
Investment advisory fee—Note 4(a)	244,359
Administration fee—Note 4(a)	91,313
Professional fees	16,421
Custodian fees—Note 4(b)	5,997
Trustees’ fees and expenses—Note 4(c)	4,973
Registration fees	17,445
Shareholder servicing costs—Note 4(b)	679
Prospectus and shareholders’ reports	4,180
Loan commitment fees—Note 3	100
Miscellaneous	10,693
Total Expenses	396,160
Less—reduction in fees due to
earnings credit—Note 2(b)	(60)
Net Expenses	396,100
Investment Income—Net	2,102,227
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,130,706
Net unrealized appreciation (depreciation) on investments	896,079
Net Realized and Unrealized Gain (Loss) on Investments	3,026,785
Net Increase in Net Assets Resulting from Operations	5,129,012

See notes to financial statements.

32

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	27,130,792	47,121,754	14,853,010	35,177,322
Net realized gain (loss) on investments	15,837,064	6,283,577	9,641,005	5,518,623
Net unrealized appreciation (depreciation) on investments	(9,942,710)	5,224,152	(8,822,113)	6,356,485
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,025,146	58,629,483	15,671,902	47,052,430
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(30,344,385)	(47,780,845)	(16,916,562)	(36,721,118)
Investor Shares	(135,179)	(188,423)	(45,080)	(67,882)
Total Dividends	(30,479,564)	(47,969,268)	(16,961,642)	(36,789,000)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	117,747,012	221,829,437	75,301,226	198,388,346
Investor Shares	2,594,362	2,495,001	1,425,127	2,622,243
Net assets received in connection
with reorganization—Note 1	350,017,847	—	—	—
Dividends reinvested:
Class M Shares	4,371,215	6,175,094	3,319,866	6,785,054
Investor Shares	112,313	137,300	48,230	64,610
Cost of shares redeemed:
Class M Shares	(181,938,591)	(187,604,496)	(122,664,251)	(154,644,870)
Investor Shares	(716,286)	(3,837,335)	(249,405)	(3,017,144)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	292,187,872	39,195,001	(42,819,207)	50,198,239
Total Increase (Decrease) in Net Assets	294,733,454	49,855,216	(44,108,947)	60,461,669
Net Assets ($):
Beginning of Period	998,893,049	949,037,833	787,456,618	726,994,949
End of Period	1,293,626,503	998,893,049	743,347,671	787,456,618
Undistributed (distributions in excess of)
investment income—net	(2,206,053)	1,142,719	(1,031,668)	1,076,964
Capital Share Transactions (Shares):
Class M Shares
Shares sold	9,471,957	17,793,146	6,074,058	15,947,733
Shares issued in connection with reorganization—Note 1	27,975,747	—	—	—
Shares issued for dividends reinvested	354,987	495,793	271,155	545,539
Shares redeemed	(14,658,218)	(15,077,630)	(9,922,278)	(12,418,444)
Net Increase (Decrease) in Shares Outstanding	23,144,473	3,211,309	(3,577,065)	4,074,828
Investor Shares
Shares sold	210,411	201,629	115,961	211,227
Shares issued in connection with reorganization—Note 1	108,612	—	—	—
Shares issued for dividends reinvested	9,128	11,049	3,927	5,201
Shares redeemed	(57,777)	(310,213)	(20,262)	(244,187)
Net Increase (Decrease) in Shares Outstanding	270,374	(97,535)	99,626	(27,759)

See notes to financial statements.

The Funds 33

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Intermediate U.S. Government Fund
	Two Months Ended
	February 28, 2009	Year Ended	Year Ended
	(Unaudited)[a]	December 31, 2008[b]	December 31, 2007[b]
Operations ($):
Investment income—net	98,609	4,827,997	4,789,807
Net realized gain (loss) on investments	672,401	1,949,660	875,278
Net unrealized appreciation (depreciation) on investments	(1,795,140)	2,702,619	1,780,688
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,024,130)	9,480,276	7,445,773
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(484,736)	(4,101,999)	(5,036,821)
Investor Shares	(21,173)	(208,291)	(271,390)
Total Dividends	(505,909)	(4,310,290)	(5,308,211)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	2,906,402	86,183,073	20,252,610
Investor Shares	5,080	332,350	97,266
Dividends reinvested:
Class M Shares	242,483	2,049,935	2,409,418
Investor Shares	18,631	190,880	243,918
Cost of shares redeemed:
Class M Shares	(3,435,845)	(78,823,733)	(21,719,917)
Investor Shares	(868,561)	(505,041)	(760,998)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,131,810)	9,427,464	522,297
Total Increase (Decrease) in Net Assets	(2,661,849)	14,597,450	2,659,859
Net Assets ($):
Beginning of Period	127,261,983	112,664,533	110,004,674
End of Period	124,600,134	127,261,983	112,664,533
Undistributed (distributions in excess of)
investment income—net	(378,611)	28,689	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	280,572	8,579,424	2,064,135
Shares issued for dividends reinvested	23,509	203,055	245,431
Shares redeemed	(331,287)	(7,859,101)	(2,212,165)
Net Increase (Decrease) in Shares Outstanding	(27,206)	923,378	97,401
Investor Shares
Shares sold	490	32,504	9,889
Shares issued for dividends reinvested	1,808	18,926	24,871
Shares redeemed	(83,745)	(50,126)	(77,375)
Net Increase (Decrease) in Shares Outstanding	(81,447)	1,304	(42,615)

a The fund has changed its fiscal year end from December 31 to August 31.
b Represents information for the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.

See notes to financial statements.

34

	BNY Mellon Short-Term
	U.S. Government Securities Fund
	Six Months Ended
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	2,102,227	4,988,126
Net realized gain (loss) on investments	2,130,706	1,045,781
Net unrealized appreciation (depreciation) on investments	896,079	1,405,504
Net Increase (Decrease) in Net Assets Resulting from Operations	5,129,012	7,439,411
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,552,024)	(5,610,253)
Investor Shares	(6,653)	(6,948)
Total Dividends	(2,558,677)	(5,617,201)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	31,702,958	28,624,431
Investor Shares	647,845	337,771
Dividends reinvested:
Class M Shares	463,946	1,058,288
Investor Shares	5,591	5,813
Cost of shares redeemed:
Class M Shares	(22,738,713)	(26,272,918)
Investor Shares	(527,612)	(392,564)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	9,554,015	3,360,821
Total Increase (Decrease) in Net Assets	12,124,350	5,183,031
Net Assets ($):
Beginning of Period	133,950,609	128,767,578
End of Period	146,074,959	133,950,609
Undistributed (distributions in excess of)
investment income—net	(363,168)	93,282
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,559,885	2,343,294
Shares issued for dividends reinvested	37,484	86,711
Shares redeemed	(1,830,331)	(2,149,337)
Net Increase (Decrease) in Shares Outstanding	767,038	280,668
Investor Shares
Shares sold	52,449	27,802
Shares issued for dividends reinvested	451	477
Shares redeemed	(42,362)	(32,199)
Net Increase (Decrease) in Shares Outstanding	10,538	(3,920)

See notes to financial statements.

The Funds 35

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon Fixed Income fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.38	12.24	12.23	12.66	12.79	12.92
Investment Operations:
Investment income—net[a]	.26	.60	.57	.52	.48	.49
Net realized and unrealized
gain (loss) on investments	.08	.15	.04	(.38)	(.07)	.21
Total from Investment Operations	.34	.75	.61	.14	.41	.70
Distributions:
Dividends from investment income—net	(.29)	(.61)	(.60)	(.57)	(.54)	(.56)
Dividends from net realized gain on investments	—	—	—	—	—	(.27)
Total Distributions	(.29)	(.61)	(.60)	(.57)	(.54)	(.83)
Net asset value, end of period	12.43	12.38	12.24	12.23	12.66	12.79
Total Return (%)	2.77[b]	6.17	5.06	1.20	3.30	5.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.55	.56	.56	.56	.56
Ratio of net expenses to average net assets	.56[c,d]	.55[d]	.56[d]	.56[d]	.56	.56[d]
Ratio of net investment income
to average net assets	4.22[c]	4.78	4.67	4.27	3.81	3.79
Portfolio Turnover Rate	32.30[b]	60.76	134.49	104.53[e]	151.34[e]	133.00[e]
Net Assets, end of period ($ x 1,000)	1,286,788	995,421	944,416	885,994	839,804	819,664

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.

See notes to financial statements.

36

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.36	12.21	12.21	12.63	12.77	12.90
Investment Operations:
Investment income—net[a]	.25	.56	.53	.49	.45	.50
Net realized and unrealized
gain (loss) on investments	.07	.16	.04	(.37)	(.08)	.17
Total from Investment Operations	.32	.72	.57	.12	.37	.67
Distributions:
Dividends from investment income—net	(.27)	(.57)	(.57)	(.54)	(.51)	(.53)
Dividends from net realized gain on investments	—	—	—	—	—	(.27)
Total Distributions	(.27)	(.57)	(.57)	(.54)	(.51)	(.80)
Net asset value, end of period	12.41	12.36	12.21	12.21	12.63	12.77
Total Return (%)	2.63[b]	5.81	4.82	1.01	2.98	5.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.81	.80	.81	.81
Ratio of net expenses to average net assets	.81[c,d]	.80[d]	.81[d]	.80[d]	.81	.81[d]
Ratio of net investment income
to average net assets	3.94[c]	4.52	4.42	4.02	3.56	3.52
Portfolio Turnover Rate	32.30[b]	60.76	134.49	104.53[e]	151.34[e]	133.00[e]
Net Assets, end of period ($ x 1,000)	6,839	3,472	4,621	3,319	2,704	3,068

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.

See notes to financial statements.

The Funds 37

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.37	12.19	12.14	12.47	12.77	12.97
Investment Operations:
Investment income—net[a]	.24	.55	.53	.46	.41	.42
Net realized and unrealized
gain (loss) on investments	.01	.21	.09	(.26)	(.22)	.14
Total from Investment Operations	.25	.76	.62	.20	.19	.56
Distributions:
Dividends from investment income—net	(.27)	(.58)	(.57)	(.53)	(.49)	(.52)
Dividends from net realized gain on investments	—	—	—	—	—	(.24)
Total Distributions	(.27)	(.58)	(.57)	(.53)	(.49)	(.76)
Net asset value, end of period	12.35	12.37	12.19	12.14	12.47	12.77
Total Return (%)	2.17[b]	6.19	5.22	1.69	1.53	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.55	.56	.56	.57	.57
Ratio of net expenses to average net assets	.56[c,d]	.55[d]	.56	.56	.57	.57[d]
Ratio of net investment income
to average net assets	3.91[c]	4.43	4.36	3.79	3.23	3.26
Portfolio Turnover Rate	27.34[b]	53.28	84.24	86.50	112.51[e]	109.19
Net Assets, end of period ($ x 1,000)	740,504	785,841	725,064	656,120	569,233	524,590

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
[d] Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.

See notes to financial statements.

38

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.36	12.19	12.14	12.47	12.77	13.02
Investment Operations:
Investment income—net[a]	.22	.53	.48	.43	.37	.55
Net realized and unrealized
gain (loss) on investments	.03	.18	.11	(.26)	(.21)	(.07)[b]
Total from Investment Operations	.25	.71	.59	.17	.16	.48
Distributions:
Dividends from investment income—net	(.26)	(.54)	(.54)	(.50)	(.46)	(.49)
Dividends from net realized gain on investments	—	—	—	—	—	(.24)
Total Distributions	(.26)	(.54)	(.54)	(.50)	(.46)	(.73)
Net asset value, end of period	12.35	12.36	12.19	12.14	12.47	12.77
Total Return (%)	2.03[c]	5.91	4.96	1.43	1.30	3.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[d]	.80	.81	.81	.81	.82
Ratio of net expenses to average net assets	.81[d,e]	.80[e]	.81	.81	.81	.82[e]
Ratio of net investment income
to average net assets	3.62[d]	4.19	4.10	3.55	3.00	3.01
Portfolio Turnover Rate	27.34[c]	53.28	84.24	86.50	112.51[f]	109.19
Net Assets, end of period ($ x 1,000)	2,844	1,616	1,931	681	547	455

a Based on average shares outstanding at each month end.
b In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Not annualized.
[d] Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
f The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.

See notes to financial statements.

The Funds 39

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares†
	Two Months Ended
	February 28, 2009		Year Ended December 31,
BNY Mellon Intermediate U.S. Government Fund	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.43	9.99	9.81	9.94	10.15	10.28
Investment Operations:
Investment income—net[b]	.01	.42	.42	.42	.39	.37
Net realized and unrealized
gain (loss) on investments	(.09)	.39	.23	(.08)	(.14)	(.05)
Total from Investment Operations	(.08)	.81	.65	.34	.25	.32
Distributions:
Dividends from investment income—net	(.04)	(.37)	(.47)	(.47)	(.46)	(.45)
Net asset value, end of period	10.31	10.43	9.99	9.81	9.94	10.15
Total Return (%)	(.75)[c]	8.31	6.80	3.58	2.51	3.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[d]	.76	.77	.78	.78	.86
Ratio of net expenses to average net assets	.65[d]	.65	.65	.65	.65	.72
Ratio of net investment income
to average net assets	.50[d]	4.12	4.31	4.27	3.88	3.65
Portfolio Turnover Rate	19.09[c]	85.47	57	21	29	8
Net Assets, end of period ($ x 1,000)	119,223	120,970	106,650	103,686	114,209	111,963

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

40

			Investor Shares†
	Two Months Ended
	February 28, 2009		Year Ended December 31,
BNY Mellon Intermediate U.S. Government Fund	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.42	9.98	9.80	9.93	10.14	10.27
Investment Operations:
Investment income—net[b]	.00[c]	.39	.40	.39	.36	.35
Net realized and unrealized
gain (loss) on investments	(.08)	.40	.23	(.07)	(.14)	(.06)
Total from Investment Operations	(.08)	.79	.63	.32	.22	.29
Distributions:
Dividends from investment income—net	(.04)	(.35)	(.45)	(.45)	(.43)	(.42)
Net asset value, end of period	10.30	10.42	9.98	9.80	9.93	10.14
Total Return (%)	(.79)[d]	8.06	6.53	3.32	2.25	2.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[e]	1.01	1.02	1.03	1.03	1.11
Ratio of net expenses to average net assets	.90[e]	.90	.90	.90	.90	.98
Ratio of net investment income
to average net assets	.21[e]	3.87	4.06	4.02	3.62	3.39
Portfolio Turnover Rate	19.09[d]	85.47	57	21	29	8
Net Assets, end of period ($ x 1,000)	5,377	6,292	6,015	6,319	7,161	10,505

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2009		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.19	12.02	11.99	12.14	12.47	12.70
Investment Operations:
Investment income—net[a]	.18	.46	.56	.39	.28	.25
Net realized and unrealized
gain (loss) on investments	.27	.23	.03	(.06)	(.16)	(.01)
Total from Investment Operations	.45	.69	.59	.33	.12	.24
Distributions:
Dividends from investment income—net	(.22)	(.52)	(.56)	(.48)	(.45)	(.45)
Dividends from net realized gain on investments	—	—	—	—	—	(.02)
Total Distributions	(.22)	(.52)	(.56)	(.48)	(.45)	(.47)
Net asset value, end of period	12.42	12.19	12.02	11.99	12.14	12.47
Total Return (%)	3.74[b]	5.83	5.05	2.78	1.00	1.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.55	.55	.54	.55	.55
Ratio of net expenses to average net assets	.57[c,d]	.55[d]	.55	.54	.55[d]	.55[d]
Ratio of net investment income
to average net assets	3.01[c]	3.79	4.65	3.24	2.25	1.97
Portfolio Turnover Rate	64.45[b]	84.77	127.30	85.97	69.11	44.76
Net Assets, end of period ($ x 1,000)	145,848	133,857	128,628	131,885	161,963	176,301

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

42

			Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2009		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.20	12.02	12.00	12.14	12.47	12.73
Investment Operations:
Investment income—net[a]	.20	.45	.49	.41	.23	.37
Net realized and unrealized
gain (loss) on investments	.23	.22	.06	(.10)	(.14)	(.19)
Total from Investment Operations	.43	.67	.55	.31	.09	.18
Distributions:
Dividends from investment income—net	(.21)	(.49)	(.53)	(.45)	(.42)	(.42)
Dividends from net realized gain on investments	—	—	—	—	—	(.02)
Total Distributions	(.21)	(.49)	(.53)	(.45)	(.42)	(.44)
Net asset value, end of period	12.42	12.20	12.02	12.00	12.14	12.47
Total Return (%)	3.60[b]	5.55	4.67	2.62	.78	1.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.79	.80	.77	.81	.78
Ratio of net expenses to average net assets	.82[c,d]	.79[d]	.80	.77	.81[d]	.78[d]
Ratio of net investment income
to average net assets	3.03[c]	3.61	4.51	3.25	1.99	1.74
Portfolio Turnover Rate	64.45[b]	84.77	127.30	85.97	69.11	44.76
Net Assets, end of period ($ x 1,000)	226	94	140	281	20	11

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty one series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital.

On September 9, 2008, the Trust’s Board of Trustees approved a change in the fiscal year end of BNY Mellon Intermediate U.S. Government Fund from December 31st to August 31st.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets, subject to the liabilities, of BNY Hamilton Core Bond Fund, a series of BNY Hamilton Funds, Inc., were transferred to the BNY Mellon Bond Fund in exchange for the corresponding class of shares of Beneficial Interest of the BNY Mellon Bond Fund of equal value. Shareholders of Institutional and Class A shares of the BNY Hamilton Core Bond Fund received Class M and Investor shares of the fund, respectively, in each case in an amount equal to the net asset value of their investment in the BNY Hamilton Core Bond Fund at the time of the exchange.The net asset value of the BNY Mellon Bond Fund’s shares on the close of business September 12, 2008, after the reorganization, was $12.46 for Class M share and $12.44 for Investor shares, and a total of $27,975,747 Class

M shares and 108,612 Investor shares, representing net assets of $350,017,848 (including $3,889,798 net unrealized appreciation on investments) were issued to shareholders of the BNY Hamilton Core Bond in the exchange. The exchange was a tax-free event to the shareholders of the BNY Hamilton Core Bond Fund.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

44

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamen-

Table 1.

tal analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The Funds adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the funds’ investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 is a summary of the inputs used as of February 28, 2009 in valuing the funds’ investments.

		Investments in Securities
	Level 1—Quoted	Level 2—Other Significant	Level 3—Significant
	Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Bond Fund	254,209,121	1,271,504,067	0	1,525,713,188
BNY Mellon Intermediate Bond Fund	207,463,978	725,431,787	0	932,895,765
BNY Mellon Intermediate
U.S. Government Fund	1,413,000	121,879,494	0	123,292,494
BNY Mellon Short-Term
U.S. Government Securities Fund	49,249,658	140,889,199	0	190,138,857

The Funds 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending fund portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2009.

Table 2.
BNY Mellon Bond Fund	$535,910
BNY Mellon Intermediate Bond Fund	527,016
BNY Mellon Short-Term U.S.
Government Securities Fund	132,256

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

46

As of and during the period ended February 28, 2009, the funds did not have any liabilities for any uncertain tax positions.The funds recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2008, and December 31, 2008 as to BNY Mellon Intermediate U.S. Government Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2008.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2008.The tax character of current year distributions will be determined at the end of the current fiscal year.

Ordinary
Table 4.	Income ($)

BNY Mellon Bond Fund	47,969,268
BNY Mellon
Intermediate Bond Fund	36,789,000
BNY Mellon Intermediate
U.S. Government Fund	4,310,290†
BNY Mellon Short-Term
U.S. Government Securities Fund	5,617,201

† For the year ended December 31, 2008.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the BNYM Facility agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, each fund has agreed to pay facility fees on its pro rata portion of the BNYM Facility. During the period ended February 28, 2009, the funds did not borrow under the BNYM Facility.

Effective October 15, 2008, BNY Mellon Intermediate U.S. Government Fund, in addition to its participation in the BNYM Facility, participates with other Dreyfus managed funds in a $145 million unsecured credit facility led by Citibank, N.A. (the “Citibank Facility”) to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, BNY Mellon Intermediate U.S. Government Fund has agreed to pay its pro rata portion of facility fees for its participation in the Citibank Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the Citibank Facility at the time of borrowing. During the period ended February 28, 2009, BNY Mellon Intermediate U.S. Government Fund did not borrow under the Citibank Facility.

Table 3.

Expiring in fiscal	2012 ($)†	2013 ($)†	2014 ($)†	2015 ($)†	2016 ($)†	Total ($)
BNY Mellon Bond Fund	1,596,239	136,060	1,275,059	15,167,649	1,339,137	19,514,144
BNY Mellon Intermediate Bond Fund	—	742,782	4,073,519	14,278,037	—	19,094,338
BNY Mellon Short-Term
U.S. Government Securities Fund	—	1,825,032	2,969,151	4,701,996	—	9,496,179

† If not applied, the carryovers expire in the above years.

The Funds 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the BNY Mellon Bond Fund, .40% of the BNY Mellon Intermediate Bond Fund, .50% of the BNY Mellon Intermediate U.S. Government Fund and .35% of the BNY Mellon Short-Term U.S. Government Securities Fund.

The Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume expenses of BNY Mellon Bond Fund so that the direct expenses of Class M shares and Investor shares of the Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .69% and .94%, respectively.

The Investment Adviser has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of BNY Mellon Intermediate U.S. Government Fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed .65%. The reduction in investment advisory fee, pursuant to the undertaking, amount to $17,973 during the period ended February 28, 2009.

Pursuant to the Administration Agreement withThe Bank of New York Mellon, provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

Table 5 summarizes the amounts Investor shares were charged during the period ended February 28, 2009, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 5.
BNY Mellon Bond Fund	$7,390
BNY Mellon Intermediate Bond	2,548
BNY Mellon Intermediate U.S.
Government Fund	2,494
BNY Mellon Short-Term U.S.
Government Securities Fund	474

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

Table 6 summarizes the amount each fund was charged during the period ended February 28, 2009, pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

48

Table 6.
BNY Mellon Bond Fund	$764
BNY Mellon Intermediate Bond Fund	86
BNY Mellon Intermediate U.S.
Government Fund	172
BNY Mellon Short-Term U.S.
Government Securities Fund	60

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.

Table 7 summarizes the amount each fund were charged during the period ended February 28, 2009, pursuant to the custody agreement.

Table 7.
BNY Mellon Bond Fund	$40,273
BNY Mellon Intermediate Bond Fund	29,055
BNY Mellon Intermediate U.S.
Government Fund	1,494
BNY Mellon Short-Term U.S.
Government Securities Fund	5,997

During the period ended February 28, 2009 each fund was charged $2,394 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended February 28, 2009.

Table 8.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian	Expense
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)	Reimbursement ($)
BNY Mellon Bond Fund	405,396	1,995	1,308	25,793	—
BNY Mellon Intermediate Bond Fund	233,665	1,995	459	18,683	—
BNY Mellon Intermediate
U.S. Government Fund	48,182	1,995	1,165	7,651	9,446
BNY Mellon Short-Term
U.S. Government Securities Fund	37,955	1,995	73	4,000	—

Table 9.

			Purchases ($)		Sales ($)
BNY Mellon Bond Fund			686,392,118		402,293,334
BNY Mellon Intermediate Bond Fund			205,389,490		267,823,658
BNY Mellon Intermediate U.S. Government Fund			24,122,447		23,405,077
BNY Mellon Short-Term U.S. Government Securities Fund			95,627,710		88,741,769

The Funds 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 10 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2009.

At February 28, 2009, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging

Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

Table 10.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon Bond Fund	1,535,813,248	28,661,863	38,761,923	(10,100,060)
BNY Mellon Intermediate Bond Fund	933,664,337	21,873,865	22,642,437	(768,572)
BNY Mellon Intermediate
U.S. Government Fund	120,538,909	3,361,893	608,308	2,753,585
BNY Mellon Short-Term U.S.
Government Securities Fund	187,476,211	2,681,461	18,815	2,662,646

50

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2009 MBSC Securities Corporation

MFTSA0209-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT	February 28, 2009

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	5
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11
BNY Mellon Municipal Opportunities Fund	13
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	72
Statements of Operations	74
Statements of Changes in Net Assets	77
Financial Highlights	83
Notes to Financial Statements	96
Information About the Review and Approval of the BNY Mellon Municipal Opportunities Fund's Management Agreement	104

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this semiannual report for the BNY Mellon Funds Trust, covering the reporting period ended February 28, 2009.

The reporting period was extremely challenging for investors. The U.S. economy has continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions. Meanwhile, the worst financial crisis of our generation has driven major financial institutions and automobile manufacturers to the brink of bankruptcy. Although government and monetary authorities have responded aggressively with massive bailouts, low interest rates, liquidity injections and economic stimulus programs, most asset classes have performed poorly. Municipal bonds have encountered heightened volatility as credit conditions and the fiscal conditions of most states and municipalities deteriorated, but the major municipal bond indices still managed to eke out positive total returns for the reporting period.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors' generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them. That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one's future goals and attitudes toward risk. As always, we urge you to consult with your portfolio manager, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of –0.01%, Investor shares produced a total return of –0.13% and Dreyfus Premier shares produced a total return of –0.30%.1 In comparison, the Barclays Capital 7-Year Municipal Bond Index and the Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s former and current benchmarks, produced total returns of 3.40% and 2.46%, respectively, for the same period.2

Like most other asset classes, municipal bonds encountered heightened volatility over the reporting period as a global financial crisis intensified and a U.S. recession deepened.The fund produced lower returns than its benchmark, primarily due to lagging results from its higher-yielding holdings and bonds with longer maturities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Financial Crisis and Recession Sparked Heightened Volatility

The reporting period proved to be one of the most difficult in memory, as an intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal conditions of most states and municipalities. A credit crunch that originated in the sub-prime mortgage market escalated over the summer of 2008 into a global financial crisis that pushed a number of large financial institutions, including major municipal bond insurers and dealers, to the brink of insolvency.These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S.Treasury securities.

While municipal bonds were adversely affected by widespread selling pressure, they generally fared far better than riskier assets such as equities and high yield corporate bonds. Nonetheless, yield differences

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

between municipal bonds and comparable Treasuries moved toward historically wide levels. Market volatility was particularly severe over the first half of the reporting period, when deleveraging among institutional investors resulted in widespread selling pressure even for credit-worthy securities. A subsequent market rally helped the municipal bond market regain some of its previous losses as investors took advantage of attractive values among bonds from fundamentally sound issuers.

Interest Rate and Security Selection Strategies Detracted

Although the fund participated in the second-half market rally, its relative performance for the reporting period overall was dampened by its overweighted position in lower-rated, higher yielding municipal bonds, including those backed by revenues from health care facilities and the states’ settlement of litigation with U.S. tobacco companies. In addition, the fund held relatively heavy exposure to bonds in the five- to eight-year maturity range, which underperformed longer- and shorter-maturity securities as short-term interest rates declined. Moreover, we had positioned the fund for narrower yield differences through a “barbell” yield-curve strategy that balanced 12- to 18-year municipal bonds with securities maturing in three to four years. The fund’s longer-term holdings lagged market averages when long-term yields did not fall along with short-term rates.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile.Therefore, we intend to maintain a relatively defensive investment posture, including an average duration we consider shorter than industry averages. However, we believe that many of the fund’s holdings have been punished too severely in the downturn, and we believe they have the potential to gain value when market conditions improve. Indeed, in our judgment, these holdings position the fund well for full participation in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflects the absorption of certain fund expenses by the investment adviser pursuant to an undertaking in effect until September 30, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.The Merrill Lynch
2-17Year Municipal Bond Index in a broad-based, unmanaged, market-
weighted index of investment grade municipal bonds maturing in the 2-17 year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. In the future shareholder reports, the fund’s performance will no longer be compared to the Barclays Capital 7-Year
Municipal Bond Index because the Merrill Lynch 2-17Year Municipal Bond
Index is more reflective of the fund’s portfolio maturity profile.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.06%, and Investor shares produced a total return of 0.86%.1 In comparison, the Barclays Capital 3-Year Municipal Index and the Merrill Lynch 1-5 Year Municipal Bond Index, the fund’s former and current benchmarks, produced total returns of 3.16% and 3.19%, respectively, for the same period.2

Like most other asset classes, municipal bonds encountered heightened volatility over the reporting period as a global financial crisis intensified and a U.S. recession deepened.The fund produced lower returns than its benchmark, primarily due to its relatively short average duration and lagging results from its lower-rated holdings.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Financial Crisis and Recession Sparked Heightened Volatility

The reporting period proved to be one of the most difficult in memory, as an intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the longest and deepest recessions since the Great Depression, putting pressure on the fiscal conditions of most states and municipal-ities.A credit crunch that originated in the sub-prime mortgage market escalated over the summer of 2008 into a global financial crisis that pushed a number of large financial institutions, including major municipal bond insurers and dealers, to the brink of insolvency. These developments sparked a “flight to quality” in

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

which investors fled riskier assets in favor of traditional safe havens, especially U.S.Treasury securities.

While municipal bonds were adversely affected by widespread selling pressure, they generally fared far better than riskier assets such as equities and high yield corporate bonds. In addition, as short-term interest rates fell, short-term municipal bonds typically encountered less volatility than their longer-term counterparts. Nonetheless, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels, when deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. A subsequent market rally helped the municipal bond market regain some of its previous losses as investors took advantage of attractive values among bonds from fundamentally sound issuers.

Interest Rate and Security Selection Strategies Detracted

Although the fund participated in the second-half market rally, its relative performance for the reporting period overall was dampened by its holdings of lower-rated, higher yielding municipal bonds, including those backed by revenues from industrial development projects, health care facilities and the states’ settlement of litigation with U.S. tobacco companies. In addition, we set the fund’s average maturity in a range that was modestly shorter than industry averages. However, this positioning detracted from relative performance as it prevented the fund from participating more fully in the benefits of falling short-term interest rates.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile. Therefore, we intend to maintain a relatively defensive investment posture, including an average duration we consider shorter than industry averages. Moreover, we believe that some of the fund’s holdings have been punished too severely in the downturn, and we believe they have the potential to regain value when market conditions improve. Indeed, in our judgment, these holdings position the fund well for full participation in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 3-Year Municipal
Index is an unmanaged total return performance benchmark for the investment-
grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years.The Merrill Lynch 1-5Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 1- to (but not including)
5-year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. In the future shareholder reports, the fund’s performance will no longer be compared to the Barclays Municipal 3-Year
Municipal Index because the Merrill Lynch 1-5Year Municipal Bond Index is more reflective of the fund’s portfolio maturity profile.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of –0.48%, and Investor shares returned –0.53%.1 In comparison, the Barclays Capital 7-Year Municipal Bond Index and the Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s former and current benchmarks, produced total returns of 3.40% and 2.46%, respectively, for the same period.2

Like most other asset classes, municipal bonds encountered heightened volatility over the reporting period as a global financial crisis intensified and a U.S. recession deepened. The fund produced lower returns than its benchmark, primarily due to lagging results from its higher-yielding holdings and longer-term bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Financial Crisis and Recession Sparked Volatility

Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal condition of Pennsylvania and most other states and municipalities during the reporting period. A credit crunch that originated in the sub-prime mortgage market escalated over the summer of 2008 into a global financial crisis that pushed a number of large financial institutions, including major municipal bond insurers and dealers, to the brink of insolvency. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S.Treasury securities.

As economic and credit concerns intensified, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels. Market volatility was particularly severe over the first half of the reporting period, when deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. A subsequent market rally helped the municipal bond market regain some of

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

its previous losses as investors took advantage of attractive values among bonds from fundamentally sound issuers.

Interest Rate and Security Selection Strategies Detracted

Although the fund participated in the second-half market rally, its relative performance for the reporting period overall was dampened by its positions in lower-rated, higher yielding municipal bonds, including those backed by revenues from industrial development programs, health care facilities and Pennsylvania’s settlement of litigation with U.S. tobacco companies. Modest holdings of bonds issued outside of Pennsylvania, including Puerto Rico, also dampened relative returns. In addition, the fund held relatively heavy exposure to bonds in the five- to eight-year maturity range, which underperformed other maturity ranges as short-term interest rates declined. Moreover, we had positioned the fund for narrower yield differences through a “barbell” yield-curve strategy that balanced 12- to 18-year municipal bonds with securities maturing in three to four years. The fund’s longer-term holdings lagged market averages when long-term yields did not fall along with short-term rates.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile. Therefore, we intend to maintain a relatively defensive investment posture, including an average duration we consider shorter than industry averages. However, we believe that many of the fund’s holdings have been punished too severely in the downturn, and we believe they have the potential to gain value when market conditions improve. Indeed, in our judgment, these holdings position the fund well for full participation in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.The Merrill Lynch
2-17Year Municipal Bond Index is a broad-based, unmanaged, market-
weighted index of investment grade municipal bonds maturing in the 2-17 year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. In the future shareholder reports, the fund’s performance will no longer be compared to the Barclays Capital 7-Year
Municipal Bond Index is more reflective of the fund’s portfolio maturity profile.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.64%, Investor shares produced a total return of 1.52% and Dreyfus Premier shares produced a total return of 1.35%.1 In comparison, the Barclays Capital 7-Year Municipal Bond Index and the Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s former and current benchmarks, produced total returns of 3.40% and 2.46%, respectively, for the same period.2

Like most other asset classes, municipal bonds encountered heightened volatility over the reporting period as a global financial crisis intensified and a U.S. recession deepened. The fund produced lower returns than its benchmark, primarily due to lagging performance from its holdings of longer-term bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Financial Crisis and Recession Sparked Volatility

Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal condition of Massachusetts and most other states and municipalities during the reporting period. A credit crunch that originated in the sub-prime mortgage market escalated over the summer of 2008 into a global financial crisis that pushed a number of large financial institutions, including major municipal bond insurers and dealers, to the brink of insolvency. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S.Treasury securities.

As economic and credit concerns intensified, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels. Market volatility was particularly severe over the first half of the reporting period, when deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. A subsequent market rally helped the municipal bond market regain some of its previous losses as investors took advantage of attractive values among bonds from fundamentally sound issuers.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Interest Rate and Security Selection Strategies Detracted

Although the fund participated in the market rally during the second half of the reporting period, its relative performance for the period overall was dampened by its relatively heavy exposure to bonds in the five- to eight-year maturity range, which underperformed other maturity ranges as short-term interest rates declined. Moreover, we had positioned the fund for narrower yield differences through a “barbell” yield-curve strategy that balanced 12- to 18-year municipal bonds with securities maturing in three to four years.The fund’s longer-term holdings lagged market averages when long-term yields did not fall along with short-term rates.

While the fund held modest positions in lower-rated bonds backed by revenues from health care facilities, their effect on the fund’s overall performance was offset to a large degree by better results from bonds for which money has been set aside for redemption on their earliest available call dates.

Maintaining a Cautious Investment Posture

As of the reporting period’s end, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile. Therefore, we intend to maintain a relatively defensive investment posture, including an average duration we consider shorter than industry averages. However, we believe that many of the fund’s holdings have been punished too severely in the downturn, and we believe they have the potential to gain value when market conditions improve. Indeed, in our judgment, these holdings position the fund well for full participation in an eventual market rebound.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-
Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.The Merrill Lynch
2-17Year Municipal Bond Index is a broad-based, unmanaged, market-
weighted index of investment grade municipal bonds measuring in the 2-17 year range. Index returns do not reflect the fees and expenses associated with operating a mutual fund. In the future shareholder reports, the fund’s performance will no longer be compared to the Barclays Capital 7-Year
Municipal Bond Index because the Merrill Lynch 2-17Year Municipal Bond
Index is more reflective of the fund’s portfolio maturity range.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through February 28, 2009, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Note to Shareholders: Effective January 1, 2009, the fund changed its fiscal year end from December 31 to August 31, which is consistent with all of the funds comprising the BNY Mellon Funds Trust.

Fund and Market Performance Overview

For the two-month period ended February 28, 2009, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M and Investor shares achieved total returns of 2.49 % and 2.36%, respectively.1 In comparison, the Merrill Lynch 2-17-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.90% for the same two-month period.2

Like most other asset classes, municipal bonds encountered heightened volatility in 2009 as a global financial crisis and concerns surrounding the severity of the U.S. economic downturn continued to intensify. The fund produced returns that were generally in line with the benchmark, which we attribute to our duration strategy.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, New York state and NewYork city personal income taxes.These municipal bonds include those issued by NewYork state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Financial Crisis and Volatility Continued into 2009

Slumping property values, turmoil on Wall Street and plunging consumer confidence have contributed to one of the worst recessions of our generation, and have continued to put significant pressure on the fiscal conditions of New York state and the city of New York.A credit crunch that originated in the sub-prime mortgage market escalated over the summer of 2008 into a global financial crisis that pushed a number of large financial institutions, including major municipal bond insurers and dealers, to the brink of insolvency. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S. Treasury securities. Only recently have we seen investors’ willingness to look at other asset types with better risk/reward characteristics, such as high-quality municipals.

Duration Strategy Helped to Mitigate Technical Factors

For the two-month reporting period, and in 2009 so far, we’ve avoided the full brunt of the municipal bond market downturn in February due to our slightly longer-than-average duration. After the rate cut dur-

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

ing the FOMC’s meeting late January, longer-term bonds rallied while the yield curve steepened from two to ten years. We also had positioned the fund using a “bulleted” yield-curve strategy, targeting maturities in the six- to ten-year range.

In addition, the fund benefited from our focus on high-quality bonds, which performed much better than lower-quality bonds (with similar maturities) in January and February. We attribute this underperformance of lower-quality New York bonds to unfavorable yield “spreads,” which made them less attractive, especially given the recent increase in supply.

Our New York Municipal Outlook

As February 2009 ended, the financial crisis has persisted and city, state and local issuers continue to be heavily scrutinized. In addition, the recent yield volatility in the Treasury market has undoubtedly affected the municipal bond market. Therefore, we intend to maintain an average duration that we consider to be in line with industry averages, and will consider adjusting this strategy as market conditions evolve. Since NewYork issuers have been particularly hard-hit, we will also maintain our focus on unenhanced high-quality bonds with strong cash flows and high coupons, which generally have held up well during market downturns.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG, LP. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch 2-17-Year
Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market, consisting of municipal bonds with maturities ranging from 2 to 17 years.
Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

DISCUSSION OF FUND PERFORMANCE

For the period commencing with the fund’s inception on October 15, 2008, through February 28, 2009, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the fund’s reporting period ended February 28, 2009, BNY Mellon Municipal Opportunities Fund’s Class M shares and Investor shares returned 14.08% and 13.98%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 11.60% for the same period.2

While municipal bonds generally encountered heightened volatility over the past several months, the fund produced higher returns than its benchmark Index, which we attribute primarily to our individual security selection strategy in constructing the fund’s portfolio since inception.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Financial Crisis and Recession Sparked Heightened Volatility

The reporting period proved to be one of the most difficult in memory, as an intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions during our experiences, putting pressure on the fiscal conditions of most states and municipalities.

While municipal bonds were adversely affected by widespread selling pressure, they generally fared far better than riskier assets such as equities and high yield corporate bonds. Nonetheless, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels. Market volatility was particularly severe over the first half of the reporting period, when deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. A subsequent market rally helped the municipal bond market regain some of its previous losses as investors took advantage of attractive values among bonds from fundamentally sound issuers.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Value-Added Security Selection Strategies Boosted Fund Performance

The timing of the fund’s launch could not have been more favorable given the current investment environ-ment.The fund’s accumulating asset base in October and November 2008 consequently provided for a defensive positioning, while the subsequent sell-off allowed us to invest in high-quality, longer-dated names at a relative discount as compared to before the fund’s inception date. We maintained a conservative focus on individual issuers with strong credit.We added alpha to the fund’s portfolio by investing in high-coupon revenue bonds, particularly health care and utilities projects, as well as in seasoned “AAA” university issuers such as Harvard and Duke.

In addition, we maintained a yield-curve strategy that was slightly longer than the benchmark Index, a move that helped bolster the fund’s performance over the last three months.

Our Current Strategy

As of the end of the reporting period, the financial crisis has persisted, the recession has intensified and financial markets have remained volatile.We have already seen an increase in bond-market supply, and anticipate additional supply increases throughout 2009 as many municipalities will continue to bridge budget shortfalls with new issuances at prevailing lower coupon rates.With that said, we believe that there will be sufficient investment opportunities, despite the anticipated supply glut, and we will continue to seek high-quality issuers that fit within our criteria for delivering alpha.

March 16, 2009

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through
December 31, 2009, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond
Index is an unmanaged total return performance benchmark for the investment-
grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2008 to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2009
Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.58	$ 3.77	$ 6.24
Ending value (after expenses)	$ 999.90	$ 998.70	$ 997.00
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.74	$ 4.03	—
Ending value (after expenses)	$1,010.60	$1,008.60	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.31	$ 4.55	—
Ending value (after expenses)	$ 995.20	$ 994.70	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.70	$ 3.95	$ 6.39
Ending value (after expenses)	$1,016.40	$1,015.20	$1,013.50
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 2.96	$ 4.21	—
Ending value (after expenses)	$1,024.10	$1,021.90	—
BNY Mellon Municipal
Opportunities Fund†††
Expenses paid per $1,000††	$ 3.01	$ 4.02	—
Ending value (after expenses)	$1,140.80	$1,139.80	—

†	Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .76% for Investor shares and 1.26% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .55% for Class M and .81% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .67% for Class M and .92% for Investor shares, BNY Mellon Massachusetts Intermediate Municipal Bond Fund .54% for Class M, .79% for Investor
shares and 1.28% for Dreyfus Premier shares and BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M and .84% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
††	Expenses are equal to the BNY Mellon Municipal Opportunities Fund’s annualized expense ratio of .75% for Class M and 1.00% for Investor shares, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the actual days in the period).
†††	From October 15, 2008 (commencement of initial offering) to February 28, 2009 for Class M and Investor Shares.

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2009†
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000††	$ 2.61	$ 3.81	$ 6.31
Ending value (after expenses)	$1,022.22	$1,021.03	$1,018.55
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000††	$ 2.76	$ 4.06	—
Ending value (after expenses)	$1,022.07	$1,020.78	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000††	$ 3.36	$ 4.61	—
Ending value (after expenses)	$1,021.47	$1,020.23	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000††	$ 2.71	$ 3.96	$ 6.41
Ending value (after expenses)	$1,022.12	$1,020.88	$1,018.45
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000††	$ 2.96	$ 4.21	—
Ending value (after expenses)	$1,021.87	$1,020.63	—
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000††	$ 3.76	$ 5.01	—
Ending value (after expenses)	$1,021.08	$1,019.84	—

†	Please note that while BNY Mellon Municipal Opportunities Fund commenced operations on October 15, 2008, the hypothetical expenses paid by the fund’s Class M and
Investor shares during the period reflect projected activity for the full six-month period for purposes of comparability.This projection assumes that the fund’s annualized expense ratios were those in effect during the period October 15, 2008 to February 28, 2009.
†† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .52% for Class M, .76% for Investor shares and 1.26% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .55% for Class M and .81% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .67% for Class M and .92% for Investor shares, BNY Mellon Massachusetts Intermediate Municipal Bond Fund .54% for Class M, .79% for Investor
shares and 1.28% for Dreyfus Premier shares, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund .59% for Class M, .84% for Investor shares and BNY Mellon
Municipal Opportunities Bond Fund .75% for Class M and 1.00% for Investor shares, multiplied by the respective fund’s average account value over the period, multiplied by
181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.0%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	3,000,000	3,085,980
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,260,000	4,471,789
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	744,745
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	2,988,261
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000	10,589,670
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured; MBIA, Inc.)	5.00	11/15/14	2,500,000	2,832,775
Alaska—.1%
Anchorage, Electric Utility Revenue (Insured; MBIA, Inc.)	8.00	12/1/10	1,000,000	1,104,010
Arizona—3.8%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,792,425
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,109,710
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,204,445
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,206,150
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA, Inc.)	6.35	7/1/10	550,000	582,499
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA, Inc.)	7.00	7/1/11	1,905,000	2,107,673
Maricopa County Unified School District (Scottsdale School)	6.60	7/1/12	1,250,000	1,447,837
Phoenix, GO	6.25	7/1/16	1,250,000	1,540,037
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,603,840
Salt River Project Agricultural Improvement and
Power District, Electric System Revenue	5.00	1/1/10	1,000,000	1,035,090
Salt Verde Financial Corporation, Senior Gas Revenue	5.25	12/1/28	5,000,000	3,657,200
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	3,060,000	2,268,745
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	2,500,000	1,655,300
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare)	5.70	12/1/11	1,000,000 [a]	1,114,020
Tucson, GO	5.00	7/1/12	1,265,000	1,404,492
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,181,241
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,644,200
California—12.9%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,815,000	1,633,246
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [b]	4,204,100
California, Economic Recovery Bonds	5.00	7/1/15	5,000,000	5,319,850
California, Economic Recovery Bonds	5.00	7/1/16	15,400,000	15,787,464

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California, GO	5.00	11/1/11	655,000 [a]	718,745
California, GO	5.00	11/1/12	345,000	363,095
California, GO	5.50	6/1/20	270,000	272,395
California, GO	5.25	11/1/26	10,500,000	10,503,465
California, GO	5.50	11/1/33	3,900,000	3,894,423
California, GO (Insured; FGIC)	5.75	3/1/09	80,000	80,035
California, GO (Various Purpose)	5.00	2/1/14	1,825,000 [a]	2,090,191
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	3,265,000	2,445,061
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [b]	791,725
California Department of Water Resources,
Power Supply Revenue (Insured; FSA)	5.00	5/1/21	10,000,000	10,541,100
California Educational Facilities Authority, Revenue
(University of Southern California)	5.25	10/1/38	2,500,000	2,552,775
California Educational Facilities Authority, Revenue
(University of Southern California)	5.25	10/1/39	5,000,000	5,101,750
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	9,104,010
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,195,240
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,500,000	3,684,695
California Infrastructure and Economic Development Bank,
Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,708,775
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	4.10	9/1/09	1,000,000	986,530
California State Public Works Board, LR (Department
of General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,081,000
California Statewide Communities Development Authority,
Insured Revenue (Saint Joseph Health System) (Insured; FSA)	4.50	7/1/18	4,670,000	4,797,117
California Statewide Communities Development Authority,
MFHR (Equity Residential/Parkview Terrace Club Apartments)	5.20	6/15/09	3,000,000	3,000,180
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	5,195,750
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/24	3,470,000	2,516,271
California Statewide Communities Development Authority,
Revenue (Daughters of Charity Health System)	5.25	7/1/35	8,000,000	5,097,040
California Statewide Communities Development Authority,
Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,920,682

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.80	1/15/20	1,505,000 [b]	1,490,401
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/26	8,000,000 [b]	7,324,160
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	565,462
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	11,180,000	8,339,609
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	4,450,000	3,559,733
Kern High School District, GO (Insured; MBIA, Inc.)	6.40	2/1/12	2,750,000	2,951,245
Los Angeles Unified School District, GO (Insured; MBIA, Inc.)	5.75	7/1/16	2,000,000	2,334,220
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,640,370
Sacramento County Water Financing Authority, Revenue (Sacramento
County Water Agency Zones 40 and 41 Water System Project)	2.03	6/1/34	8,000,000 [c]	3,820,000
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	720,000	764,482
Sacramento Municipal Utility District, Electric Revenue (Insured; FGIC)	5.25	5/15/13	3,530,000	3,857,902
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA, Inc.)	6.00	8/1/09	205,000	209,824
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA, Inc.)	6.00	8/1/09	420,000	425,796
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	1,000,000	662,860
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/29	2,835,000	1,860,979
Southern California Public Power Authority, Power Project
Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/13	3,010,000	3,376,528
Southern California Public Power Authority, Power Project
Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/14	2,000,000	2,266,220
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	449,561
Colorado—5.8%
Adams County, FHA Insured Mortgage Revenue
(Platte Valley Medical Center Project) (Insured; MBIA, Inc.)	5.00	2/1/31	3,400,000	2,954,600
Colorado Department of Transportation,
Transportation RAN (Insured; MBIA, Inc.)	5.25	6/15/10	1,000,000	1,053,750
Colorado Educational and Cultural Facilities Authority,
Revenue (Regis University Project) (Insured; Radian)	5.00	6/1/22	1,000,000	839,990
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000	771,910
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,118,780
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	2,000,000	2,068,360

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,125,575
Colorado Housing and Finance Authority, SFMR	4.90	11/1/11	1,210,000	1,248,756
Colorado Housing Finance Authority (Single Family Program)	6.75	4/1/15	70,000	71,356
Colorado Housing Finance Authority (Single Family Program)	6.05	10/1/16	95,000	98,957
Colorado Housing Finance Authority (Single Family Program)	6.70	10/1/16	35,000	36,528
Colorado Housing Finance Authority (Single Family Program)	6.80	11/1/28	10,000	10,240
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	6.75	10/1/21	220,000	233,092
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	7.15	10/1/30	50,000	51,180
Denver City and County, Airport System
Revenue (Insured; Assured Guaranty)	5.25	11/15/19	4,445,000	4,407,306
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	0/5.00	9/1/16	3,565,000 [b]	3,437,908
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	5.25	9/1/16	5,000,000	4,671,450
E-470 Public Highway Authority,
Senior Revenue (Insured; MBIA, Inc.)	0/5.00	9/1/17	3,500,000 [b]	3,357,900
Jefferson County School District, GO (Insured; MBIA, Inc.)	6.50	12/15/10	1,500,000	1,638,030
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.45	6/15/16	7,690,000 [a,b]	8,028,975
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	7,345,000 [a,b]	7,748,020
Northwest Parkway Public Highway Authority,
Revenue (Insured; FSA)	0/5.55	6/15/16	10,960,000 [a,b]	11,490,464
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	3,250,000	2,777,158
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	3,894,972
University of Colorado, Enterprise System Revenue	5.50	6/1/10	500,000	527,015
University of Colorado Regents, Enterprise
System Revenue (Insured; FGIC)	4.75	6/1/16	2,000,000	2,104,700
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; MBIA, Inc.)	6.00	12/1/22	5,000,000	5,236,950
Connecticut—.4%
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,762,320
Connecticut Health and Educational Facilities Authority, Revenue
(Connecticut State University System Issue) (Insured; FSA)	5.00	11/1/14	1,260,000	1,433,313
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.13	7/1/27	2,300,000	2,305,612
District of Columbia—.8%
District of Columbia, GO (Insured; FSA)	1.65	6/1/16	5,000,000 [c]	4,802,100
Metropolitan Washington Airports Authority,
Airport System Revenue (Insured; FGIC)	5.75	10/1/14	2,270,000	2,395,599

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia (continued)
Metropolitan Washington Airports Authority,
Airport System Revenue (Insured; MBIA, Inc.)	5.25	10/1/12	2,470,000	2,498,183
Florida—5.9%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,589,292
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,674,075
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/11	5,000,000	5,170,600
Florida Municipal Loan Council, Revenue (Insured; MBIA, Inc.)	5.75	11/1/15	520,000	553,363
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,655,085
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,761,473
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,710,000	2,759,159
JEA, Saint Johns River Power Park System, Revenue	5.00	10/1/15	2,750,000	2,873,970
Lee County, Airport Revenue (Insured; FSA)	5.88	10/1/19	3,000,000	3,037,650
Miami-Dade County, Aviation Revenue, Miami
International Airport (Hub of the Americas)	5.00	10/1/10	3,000,000	3,057,180
Miami-Dade County, Subordinate Special Obligation Bonds	0/5.00	10/1/22	2,000,000 [b]	1,518,620
Miami-Dade County, Subordinate Special
Obligation Bonds (Insured; MBIA, Inc.)	0/5.00	10/1/35	2,500,000 [b]	2,105,150
Orlando and Orange County Expressway Authority,
Expressway Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,052,134
Orlando Utilities Commission, Utility System Revenue	1.14	10/1/16	13,400,000 [c]	11,216,202
Orlando Utilities Commission, Water and Electric Revenue	5.25	10/1/20	2,260,000	2,392,481
Palm Beach County, Public Improvement Revenue	5.38	11/1/28	2,500,000	2,584,625
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000	7,152,459
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000	3,878,350
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	2,000,000	1,469,380
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	6,500,000	4,462,250
Georgia—3.6%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	6,472,680
Burke County Development Authority, PCR (Oglethorpe
Power Corporation Vogtle Project) (Insured; MBIA, Inc.)	4.75	4/1/11	17,500,000	18,050,200
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000	2,014,132
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	858,860
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,024,995
Georgia, GO	5.40	11/1/10	1,000,000	1,071,840

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000 [d]	401,955
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	5,504,250
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,205,500
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,107,209
Illinois—5.2%
Chicago, Gas Supply Revenue (The Peoples Gas
Light and Coke Company Project)	4.75	6/30/14	1,000,000	1,019,580
Chicago, GO (Insured; FSA)	5.00	1/1/14	5,000,000	5,574,100
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,214,429
Chicago, SFMR (Collateralized: FNMA and GNMA)	4.70	10/1/17	100,000	97,716
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	10,224,480
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,040,250
DuPage, Cook and Will Counties Community
College District Number 502, GO	5.25	6/1/16	5,980,000	6,610,711
Illinois, GO	5.00	1/1/17	7,500,000	8,496,450
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,288,030
Illinois Finance Authority, Gas Supply Revenue (The Peoples Gas
Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,577,575
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	1,530,000	1,599,385
Illinois Housing Development Authority, MFHR
(Lifelink Developments) (Collateralized; GNMA)	4.13	10/20/16	1,015,000	979,719
Lake County Community Unitary School
District Number 60, GO (Insured; FSA)	5.63	12/1/11	3,150,000	3,239,271
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,039,450
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/09	1,000,000	1,018,070
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/10	1,620,000	1,751,722
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/12	1,890,000	2,226,231
Will County School District Number 161, GO (Insured; FGIC)	5.00	1/1/23	4,355,000	4,431,953
Indiana—.7%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,113,350
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	647,120
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	741,112
Indiana Municipal Power Agency, Power Supply
System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,118,053

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana (continued)
Indiana University Trustees, Student Fee Revenue
(Indiana University) (Insured; MBIA, Inc.)	5.00	8/1/11	1,425,000	1,541,223
Iowa—.3%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,177,330
Kansas—.4%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,455,450
Kentucky—1.3%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	3,000,000	2,910,450
Kentucky Property and Buildings Commission, Revenue (Insured; FSA)	6.00	2/1/10	2,000,000 [a]	2,098,620
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,393,825
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured; MBIA, Inc.)	5.50	5/15/34	10,000,000	10,098,200
Louisiana—.4%
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,098,150
Maine—.4%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,950,000	2,852,443
Maine Housing Authority, Mortgage Purchase Bonds	5.30	11/15/23	715,000	716,266
Maine Municipal Bond Bank, GO (Insured; FSA)	5.88	11/1/09	1,660,000 [a]	1,737,007
Maryland—.6%
Maryland Health and Higher Educational Facilities Authority, Revenue
(University of Maryland Medical System Issue) (Insured; AMBAC)	5.25	7/1/28	5,000,000	4,817,350
University System of Maryland, Auxiliary Facility and Tuition Revenue	5.00	4/1/17	2,405,000	2,608,752
Massachusetts—4.0%
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.50	10/1/20	3,285,000	3,835,566
Massachusetts Development Finance Agency, Revenue (Combined
Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	3,620,000	3,875,862
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.50	11/15/36	9,000,000	9,548,550
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	3,000,000	3,040,680
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,089,420
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,215,850
Massachusetts Health and Educational Facilties Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,550,475
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	311,017
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/12	2,000,000	2,115,940

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Port Authority, Revenue	5.75	7/1/10	1,325,000	1,407,349
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	10,000,000	10,902,500
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	275,000	308,319
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	5,000,000	5,087,100
Weston, GO	5.63	3/1/10	650,000 [a]	688,916
Michigan—1.6%
Detroit, Water Supply System Revenue (Second Lien) (Insured; FGIC)	5.75	7/1/22	7,000,000	7,552,930
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.25	10/1/18	2,000,000	2,117,100
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,178,650
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,172,360
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000	3,649,950
Minnesota—1.7%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	12,675,960
Minnesota Higher Education Facilities
Authority, Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,577,170
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,940,080
Mississippi—.2%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	2,745,000	2,659,109
Mississippi State University Educational Building
Corporation, Revenue (Insured; MBIA, Inc.)	5.25	8/1/16	400,000	458,716
Missouri—.6%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000	2,217,680
Missouri Environmental Improvement and Energy
Resource Authority, Water Pollution Control Revenue
(State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000	1,450,725
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.38	3/15/39	2,500,000	2,608,175
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	755,000	727,624
Nebraska—.4%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	1,490,000	1,428,716
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	5.25	9/1/22	950,000	950,256
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000	1,275,120
Omaha Public Power District, Electric Revenue	7.63	2/1/12	1,350,000	1,498,743

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Nevada—.8%
Clark County School District, GO (Insured; FGIC)	5.00	6/15/20	10,000,000	10,356,800
New Hampshire—.3%
Nashua, Capital Improvement Bonds	5.50	7/15/12	560,000 [a]	631,540
New Hampshire, Turnpike System Revenue (Insured; FSA)	5.25	10/1/17	2,100,000	2,285,934
New Hampshire Business Finance Authority, PCR
(Central Maine Power Company)	5.38	5/1/14	1,000,000	951,480
New Jersey—3.9%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; FSA)	5.13	11/1/16	1,000,000	1,154,800
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; FSA)	5.80	11/1/17	2,500,000	2,943,300
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; FSA)	5.80	11/1/18	5,000,000	5,843,900
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; FSA)	5.80	11/1/19	5,000,000	5,790,150
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; FSA)	5.80	11/1/23	5,000,000	5,542,650
Gloucester County Improvement Authority, Solid Waste Resource
Recovery Revenue (Waste Management, Inc. Project)	6.85	12/1/09	4,000,000	4,016,600
Gloucester County Improvement Authority, Solid Waste Resource
Recovery Revenue (Waste Management, Inc. Project)	7.00	12/1/09	1,000,000	1,002,960
New Jersey, GO	6.00	2/15/11	1,000,000	1,086,370
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,121,040
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/24	4,000,000	3,140,760
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.50	6/15/31	1,000,000	719,110
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,124,680
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,052,520
New Jersey Economic Development Authority,
Transportation Project Sublease Revenue
(New Jersey Transit Corporation
Light Rail Transit System Project) (Insured; FSA)	5.88	5/1/09	1,000,000 [a]	1,009,570
New Jersey Educational Facilities Authority,
Revenue (Rowan University Issue) (Insured; FGIC)	5.25	7/1/11	100,000 [a]	110,048
New Jersey Educational Facilities Authority, Revenue
(Rowan University Issue) (Insured; FGIC)	5.25	6/30/13	900,000	961,704
New Jersey Highway Authority, Senior Parkway
Revenue (Garden State Parkway) (Insured; FGIC)	5.00	1/1/10	1,110,000	1,151,114
New Jersey Transit Corporation, COP (Federal Transit
Administration Grants) (Insured; AMBAC)	6.00	9/15/10	2,000,000 [a]	2,150,540
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FGIC)	5.00	1/1/19	1,000,000	1,044,330
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	4,610,000	3,436,525

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Mexico—.3%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,103,380
New Mexico Highway Commission, Tax Revenue	6.00	6/15/10	2,000,000 [a]	2,131,780
New York—12.9%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	898,530
Dutchess County Industrial Development Agency, IDR (IBM Project)	5.45	12/1/09	2,500,000	2,546,625
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/10	225,000	240,129
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/11	950,000	1,053,673
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	1,088,766
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,123,308
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,142,859
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,161,508
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,310,120
Long Island Power Authority, Electric System General Revenue	6.00	5/1/33	7,500,000	7,902,225
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.25	12/1/20	10,000,000	10,258,200
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.00	12/1/23	7,500,000	7,877,400
Metropolitan Transportation Authority, Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,013,360
Metropolitan Transportation Authority,
Dedicated Tax Fund Revenue (Insured; FGIC)	5.25	4/1/13	2,000,000	2,025,860
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,604,650
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,705,815
Metropolitan Transportation Authority, Transit
Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [e]	960,640
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	13,258,920
Monroe County, Public Improvement GO	6.00	6/1/11	115,000	115,972
New York City, GO	5.75	8/1/10	820,000 [a]	883,452
New York City, GO	5.75	8/1/13	830,000	880,680
New York City, GO (Insured; XLCA)	5.50	8/1/10	2,000,000	2,109,960
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/40	6,000,000	5,783,640
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.50	6/15/40	3,500,000	3,623,585
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	17,500,000	17,700,725
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	175,000 [a]	187,941
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	11/15/21	1,050,000	1,095,276
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [f]	3,174,780

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	989,400
New York Liberty Development Corporation, Revenue
(Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	975,950
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	2,595,000	2,789,755
New York State Dormitory Authority, Revenue
(Consolidated City University System) (Insured; FSA)	5.75	7/1/18	200,000	229,136
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	3,800,000	4,025,150
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.00	6/15/21	2,000,000	2,069,520
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.00	10/1/18	1,500,000	1,512,255
New York State Power Authority, Revenue	5.00	11/15/12	2,000,000 [a]	2,254,020
New York State Thruway Authority, Highway and
Bridge Trust Fund Bonds (Insured; FSA)	6.00	4/1/10	1,000,000 [a]	1,068,460
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,576,650
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,593,300
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,289,600
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/24	10,000,000	10,213,200
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000	3,044,220
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; FSA)	5.00	4/1/24	4,500,000	4,606,560
New York State Urban Development Corporation, Correctional
and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,141,650
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,125,100
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency
Contract Secured) (Insured; MBIA, Inc.)	5.50	6/1/18	2,000,000	2,052,800
North Carolina—2.9%
Charlotte, GO	5.00	4/1/13	1,000,000	1,125,750
Concord, COP (Insured; MBIA, Inc.)	5.50	6/1/11	1,000,000	1,071,200
Durham County, Public Improvement GO	5.00	4/1/15	2,000,000	2,154,960
Guilford County, Public Improvement GO	5.10	10/1/10	1,500,000 [a]	1,624,920
JPMorgan Chase Putters/Drivers Trust (North Carolina Capital
Facilities Finance Agency, Revenue (Duke University Project))	15.00	10/1/16	2,750,000 [c]	2,923,910
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,550,850

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,000,000	9,123,840
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000	4,997,600
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; FGIC)	6.00	1/1/25	4,075,000	4,019,376
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.50	1/1/13	4,055,000	4,458,878
Raleigh Durham Airport Authority, Revenue (Insured; FGIC)	5.25	11/1/13	2,465,000	2,552,951
Wake County Industrial Facilities and Pollution Control Financing
Authority, PCR (Carolina Power and Light Company Project)	5.38	2/1/17	1,000,000	1,041,580
Ohio—2.6%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	522,460
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/10	5,000,000	4,910,300
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	11,540,000	8,424,085
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	2,265,000	2,450,911
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/17	3,900,000	4,297,839
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	5.75	1/1/24	4,000,000	4,054,000
Montgomery BMC Special Care Facilities Financing Authority,
Revenue (Baptist Health) (Insured; MBIA, Inc.)	5.00	11/15/13	1,365,000	1,538,232
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,236,436
Ohio, Revitalization Project Revenue (Insured; AMBAC)	5.00	10/1/11	1,300,000	1,389,752
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000	1,023,290
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	944,595
Oklahoma—.0%
Oklahoma Housing Finance Agency, SFMR (Collateralized; FNMA)	6.80	9/1/16	15,000	15,419
Oregon—.4%
Eagle Point School District Number 9, GO	5.63	6/15/11	1,500,000 [a]	1,646,640
Jackson County School District Number 6, GO
(Central Point) (Insured; FGIC)	5.75	6/15/10	2,265,000 [a]	2,406,925
Portland, Convention Center Urban Renewal and
Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,190,549
Pennsylvania—.5%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,730,111
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,328,241
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,087,940
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,553,132

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Rhode Island—.1%
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	812,450
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility
Revenue (Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	251,225
South Carolina—2.6%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,607,700
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/11	5,650,000	6,130,702
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	3,000,000 [a]	3,482,280
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,383,790
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	1,009,280
Horry County School District, GO (Insured;
South Carolina State Department of Education)	5.38	3/1/17	5,030,000	5,454,834
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	986,550
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,151,363
Tennessee—.2%
Metropolitan Government of Nashville and Davidson
County Health and Educational Facilities Board,
Revenue (The Vanderbilt University)	5.00	10/1/19	2,825,000	2,946,447
Texas—4.9%
Austin, Public Improvement Bonds	5.00	9/1/12	3,000,000 [a]	3,348,540
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Bonds (Insured; XLCA)	5.00	11/1/14	5,000,000	5,030,100
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	1,000,000	917,550
Dallas, GO	5.00	2/15/27	2,500,000	2,576,475
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,063,750
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	5,313,450
Houston, Combined Utility System First Lien
Revenue (Insured; AMBAC)	5.00	5/15/11	11,000,000	11,399,080
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000 [e]	1,203,579
Klein Independent School District, Unlimited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/19	1,575,000	1,659,089

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Lower Colorado River Authority, Junior Lien Revenue
(Seventh Supplemental Series) (Insured; FSA)	5.00	1/1/15	1,135,000	1,304,671
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/20	2,500,000	2,525,925
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/21	2,500,000	2,511,250
Plano Independent School District, Unlimited Tax School
Building Bonds (Permanent School Guarantee Program)	5.00	2/15/12	3,000,000 [a]	3,298,950
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Guarantee Program)	0.00	8/15/14	3,260,000 [e]	2,800,275
San Antonio, General Improvement Bonds	5.90	2/1/10	500,000 [a]	524,195
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/11	1,560,000 [a]	1,712,412
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/19	90,000	94,188
Southwest Higher Educational Authority Inc., Higher Educational
Revenue (Southern Methodist University Project) (Insured; AMBAC)	5.50	10/1/12	1,000,000 [a]	1,136,250
Texas A&M University System Board of Regents,
Financing System Revenue	5.38	5/15/15	810,000	868,118
Texas Department of Housing and Community Affairs, SFMR
(Collateralized: FNMA and GNMA and Insured; MBIA, Inc.)	5.45	9/1/23	1,845,000	1,847,509
Texas Municipal Power Agency, Revenue (Insured; FGIC)	4.40	9/1/11	2,750,000	2,755,775
Texas Tech University System Board of Regents,
Finance System and Improvement Revenue (Insured; AMBAC)	5.00	2/15/12	2,000,000	2,180,000
Texas Water Development Board, State Revolving
Fund Subordinate Lien Revenue	5.00	7/15/24	4,500,000	4,683,870
Utah—.1%
Intermountain Power Agency, Power Supply Revenue (Insured; FSA)	6.25	7/1/09	750,000	763,597
Vermont—.5%
Burlington, Electric Revenue (Insured; MBIA, Inc.)	6.25	7/1/11	2,000,000	2,165,140
Burlington, Electric Revenue (Insured; MBIA, Inc.)	6.25	7/1/12	2,500,000	2,770,900
Vermont Housing Finance Agency, SFHR (Insured; FSA)	4.85	5/1/11	685,000	688,055
Virginia—.4%
Chesterfield County Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.88	6/1/17	2,500,000	2,596,525
Newport News Industrial Development Authority, IDR
(Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,064,500
University of Virginia Rector and Visitors, General Revenue Pledge	5.00	6/1/18	1,665,000	1,798,849
Washington—.6%
Energy Northwest, Electric Revenue (Project Number 1) (Insured; FSA)	5.50	7/1/13	1,000,000	1,100,710
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,072,870
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/17	5,000,000	5,728,000
West Virginia—.6%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	4,055,000	3,659,800

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
West Virginia (continued)
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	971,880
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,526,888
Wisconsin—1.0%
Wisconsin, Transportation Revenue (Insured; FGIC)	5.00	7/1/18	11,825,000	12,959,727
U.S. Related—3.7%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	1,920,480
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/11	950,000	978,852
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/13	1,380,000	1,425,568
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	5,500,000	5,189,195
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	5,000,000	4,717,450
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.25	7/1/15	2,000,000	1,978,100
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.00	7/1/17	3,940,000	3,795,244
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	9,951,500
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	3,906,760
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	85,000	86,684
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	65,000	65,790
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA, Inc.)	5.88	7/1/10	1,405,000 [a]	1,505,851
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA, Inc.)	5.88	7/1/10	2,595,000 [a]	2,767,126
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	580,000	629,892
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	420,000	446,636
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	988,330
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	979,259
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,928
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	1,946,083
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	5,995
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	6,141
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	1,914,586
Puerto Rico Public Buildings Authority,
Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000	773,588
Total Long-Term Municipal Investments
(cost $1,160,273,789)				1,153,774,478
The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—6.1%	Rate (%)	Date	Amount ($)	Value ($)
Alaska—.7%
Alaska Industrial Development and Export Authority,
Revenue (Greater Fairbanks Community Hospital
Foundation Project) (Insured; FSA)	1.12	3/7/09	10,000,000 [g]	9,037,500
California—1.0%
Irvine Reassessment District, Limited Obligation Improvement
Bonds (Insured; FSA and Liquidity Facility; Dexia Credit Locale)	1.25	3/1/09	12,600,000 [g]	12,600,000
Colorado—.9%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.65	3/1/09	700,000 [g]	700,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.70	3/1/09	200,000 [g]	200,000
Denver City and County, MFHR (Ogden Residences
Project) (LOC; Credit Lyonnais)	1.00	3/1/09	900,000 [g]	900,000
Pitkin County, IDR, Refunding (Aspen Skiing Company
Project) (LOC; JPMorgan Chase Bank)	0.65	3/1/09	9,100,000 [g]	9,100,000
Illinois—.3%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.75	3/1/09	4,215,000 [g]	4,215,000
Kentucky—.3%
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.60	3/1/09	4,000,000 [g]	4,000,000
Maryland—.1%
Westminster, EDR (Carroll Lutheran Village, Inc.)
(LOC; Citizens Bank of Pennslyvania)	0.60	3/1/09	900,000 [g]	900,000
Massachusetts—.8%
Massachusetts Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	1.20	3/1/09	7,790,000 [g]	7,790,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	0.60	3/1/09	1,400,000 [g]	1,400,000
Massachusetts Health and Educational Facilities Authority, Revenue
(University of Massachusetts Issue) (LOC; Dexia Credit Locale)	1.60	3/7/09	400,000 [g]	400,000
Nebraska—.2%
Lancaster County Hospital Authority Number 1,
Health Facilities Revenue (Immanuel Health
Systems-Williamsburg Project) (LOC; Allied Irish Banks)	1.00	3/1/09	2,900,000 [g]	2,900,000
New York—.8%
New York City, GO Notes (LOC; Dexia Credit Locale)	0.58	3/1/09	2,000,000 [g]	2,000,000
New York City Transitional Finance Authority, Revenue
(New York City Recovery) (Liquidity Facility; Dexia Credit Locale)	0.75	3/1/09	8,300,000 [g]	8,300,000
Oregon—.2%
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.70	3/1/09	2,300,000 [g]	2,300,000

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—.1%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.52	3/1/09	700,000 [g]	700,000
South Carolina—.2%
Charleston County, HR (CareAlliance Health
Services) (LOC; Bank of America)	0.65	3/1/09	2,400,000 [g]	2,400,000
Tennessee—.1%
Chattanooga Health Educational and Housing Facility
Board, HR, Refunding (Siskin Hospital for Physical
Rehabilitation, Inc. Project) (LOC; Bank of America)	0.60	3/1/09	500,000 [g]	500,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.60	3/1/09	300,000 [g]	300,000
Washington—.0%
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Franke Tobey Jones Project) (LOC; Wells Fargo Bank)	0.90	3/1/09	400,000 [g]	400,000
Wyoming—.4%
Sweetwater County, PCR, Refunding (Pacificorp
Projects) (LOC; Barclays Bank PLC)	0.55	3/1/09	4,800,000 [g]	4,800,000
Total Short-Term Municipal Investments (cost $75,205,000)				75,842,500

Total Investments (cost $1,235,478,789)			98.5%	1,229,616,978
Cash and Receivables (Net)			1.5%	18,562,977
Net Assets			100.0%	1,248,179,955

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Variable rate security—interest rate subject to periodic change.
[d] Non-income producing—security in default.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Subject to interest rate change on November 1, 2011.
g Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	38.1
AA		Aa		AA	32.8
A		A		A	12.4
BBB		Baa		BBB	11.1
F1		MIG1/P1		SP1/A1	5.4
Not Rated[h]		Not Rated[h]		Not Rated[h]	.2
100.0

† Based on total investments.
[h] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the investment adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—91.3%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.4%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	1,000,000	1,028,660
Jefferson County, Sewer Revenue Warrants (Insured; FSA)	5.25	2/1/13	3,000,000	2,421,750
Arizona—4.6%
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	4.50	7/1/10	1,575,000	1,647,340
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,101,512
Pima County, GO (Insured; FSA)	4.00	7/1/13	1,000,000	1,016,880
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	3,000,000	3,493,260
California—6.0%
California, Economic Recovery Bonds	5.00	1/1/11	1,775,000	1,860,679
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,141,300
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,107,780
California Statewide Communities Development
Authority, MFHR (Clara Park/Cypress Sunrise/
Wysong Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,335,000	1,383,140
Del Mar Race Track Authority, Revenue	5.00	8/15/09	1,080,000	1,085,011
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	990,267
Los Angeles Unified School District, GO (Insured; AMBAC)	5.00	7/1/10	1,000,000	1,049,000
Sacramento County Sanitation Districts Financing Authority, Revenue
(Sacramento Regional County Sanitation District) (Insured; AMBAC)	5.00	12/1/14	1,000,000 [a]	1,161,620
San Bernardino County Housing Authority, MFHR
(Equity Residential/Redlands Lawn and Tennis Apartments)	5.20	6/15/09	3,000,000	3,000,000
Colorado—1.1%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	594,552
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	3.75	6/1/09	1,000,000	1,002,020
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/10	1,000,000	1,013,670
Connecticut—1.1%
Connecticut Health and Educational Facilities Authority,
Revenue (Ascension Health Credit Group)	3.50	2/1/12	1,500,000	1,520,055
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue) (Insured; MBIA, Inc.)	5.00	7/1/12	1,190,000	1,288,223
Florida—11.9%
Florida Department of Environmental Protection,
Florida Forever Revenue (Insured; FGIC)	5.25	7/1/16	3,250,000	3,519,522
Florida Department of Environmental Protection,
Preservation 2000 Revenue (Insured; FSA)	5.25	7/1/13	5,000,000	5,064,050
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/10	3,000,000	3,080,820
Florida Rural Utility Financing Commission, Revenue
Notes (Public Projects Construction)	4.00	2/1/11	1,250,000	1,259,700

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida State Board of Education, Lottery Revenue (Insured; MBIA, Inc.)	5.00	7/1/09	2,735,000	2,764,593
Florida State Board of Education, Public Education
Capital Outlay Bonds (Insured; FGIC)	5.25	6/1/13	3,000,000	3,346,440
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,694,902
Miami-Dade County School Board, COP (Master Lease
Purchase Agreement) (Insured; MBIA, Inc.)	5.00	5/1/11	1,885,000 [a]	2,051,238
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,128,600
Palm Beach County School Board, COP (Master Lease
Purchase Agreement) (Insured; AMBAC)	5.25	8/1/11	1,000,000	1,062,470
Palm Beach County School Board, COP (Master Lease
Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,200,000	2,230,316
Georgia—3.0%
Burke County Development Authority, PCR (Oglethorpe
Power Corporation Vogtle Project)	6.50	4/1/11	2,000,000	2,009,720
Forsyth County, GO	5.00	3/1/12	2,000,000	2,194,600
Georgia, GO	4.00	1/1/15	2,000,000	2,183,740
Gwinnett County School District, GO	5.00	2/1/11	1,000,000	1,072,050
Hawaii—.4%
Hawaii, GO (Insured; MBIA, Inc.)	5.50	8/1/11	1,000,000	1,095,500
Idaho—1.1%
University of Idaho Regents, General Revenue (Insured; FSA)	4.38	4/1/11	2,500,000	2,596,850
Illinois—6.4%
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,750,000 [a]	1,934,485
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,000,000 [a]	1,105,420
Illinois, GO (Fund for Infrastructure, Roads,
Schools and Transit) (Insured; FGIC)	6.00	1/1/17	5,575,000	5,770,682
Illinois, GO (Fund for Infrastructure, Roads,
Schools and Transit) (Insured; FSA)	5.25	10/1/11	2,000,000	2,189,580
Illinois, Sales Tax Revenue (Fund for Infrastructure,
Roads, Schools and Transit)	5.50	6/15/13	1,100,000	1,178,067
Illinois Educational Facilities Authority,
Revenue (University of Chicago)	4.05	7/1/09	1,000,000	1,009,960
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,519,725
Indiana—1.4%
Indiana Health and Educational Facility Financing
Authority, HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,012,390
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/09	2,415,000	2,409,880
Iowa—1.5%
Coralville, Annual Appropriation GO Urban Renewal
Bond Anticipation Project Notes	4.25	6/1/09	1,085,000	1,093,919

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Iowa (continued)
Iowa Higher Education Loan Authority, Private College
Facility Revenue (Grimmell College Project)	2.10	12/1/11	2,500,000	2,507,125
Kentucky—1.8%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/10	335,000 [a]	363,438
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	678,473
Kentucky Property and Buildings Commission,
Revenue (Project Number 69) (Insured; FSA)	5.25	8/1/14	1,450,000	1,549,310
Kentucky Property and Buildings Commission,
Revenue (Project Number 72) (Insured; MBIA, Inc.)	5.38	10/1/11	1,550,000 [a]	1,709,138
Louisiana—.8%
Louisiana Public Facilities Authority, Revenue
(Department of Public Safety Project) (Insured; FSA)	5.00	8/1/10	1,765,000	1,854,980
Maryland—.4%
Maryland Health and Higher Educational
Facilities Authority, Revenue (The Johns Hopkins
Health System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,058,470
Massachusetts—6.4%
Massachusetts, Consolidated Loan (Insured; FGIC)	5.25	11/1/12	2,000,000 [a]	2,217,380
Massachusetts, Cosolidated Loan (Insured; FSA)	5.50	11/1/12	2,000,000	2,264,900
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,000,000	2,137,440
Massachusetts Development Finance Agency, RRR
(Waste Management, Inc. Project)	6.90	12/1/09	1,000,000	1,002,530
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/09	340,000	338,535
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/10	200,000	195,654
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/10	2,500,000	2,586,500
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,019,090
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	620,000	637,837
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.00	8/1/12	3,000,000 [a]	3,250,500
Minnesota—.9%
Northern Municipal Power Agency, Electric System Revenue
(Insured; Assured Guarranty)	5.00	1/1/12	2,000,000	2,131,860
Mississippi—.8%
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	4.40	3/1/11	1,000,000	940,610
Mississippi Hospital Equipment and Facilities Authority,
Hospital Refunding and Improvement Revenue
(South Central Regional Medical Center)	5.00	12/1/09	1,085,000	1,075,246

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Missouri—1.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan
District, Subordinate Mass Transit Sales Tax Appropriation
Revenue (Metrolink Cross County Extension Project)	3.95	10/1/09	1,000,000	1,019,900
Blue Springs Neighborhood Improvement District, Limited
GO Temporary Notes (South Area Sewer Improvement Project)	4.13	3/1/09	1,000,000	1,000,340
Rockwood R-6 School District, GO	5.00	2/1/12	1,035,000	1,136,596
Montana—1.4%
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA, Inc.)	5.75	5/15/10	350,000 [a]	377,762
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA, Inc.)	5.75	5/15/24	3,000,000	3,133,380
Nevada—1.3%
Clark County, PCR (Southern California Edison Company)	3.25	3/2/09	2,000,000	1,999,460
Truckee Meadows Water Authority, Water Revenue (Insured; FSA)	5.50	7/1/15	1,000,000	1,073,900
New Hampshire—3.6%
Manchester, School Facilities Revenue (Insured; MBIA, Inc.)	5.50	6/1/13	4,465,000 [a]	5,064,516
New Hampshire Health and Education Facilities Authority, Revenue
(Center for Life Management Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,505,000	2,526,368
Portsmouth, GO	5.00	9/15/13	1,000,000	1,113,630
New Jersey—.1%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.63	6/15/17	110,000	99,493
University of Medicine and Dentistry of New Jersey,
COP (Insured; MBIA, Inc.)	6.75	12/1/09	240,000	240,617
New Mexico—1.2%
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/11	2,750,000	2,958,560
New York—3.2%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System
Revenue (Liquidity Facility; Bank of Nova Scotia)	4.00	7/1/10	1,000,000	1,035,860
New York City, GO	5.00	8/1/10	2,000,000	2,098,820
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	1,500,000 [b]	1,587,390
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	3,000,000	3,092,670
North Carolina—2.2%
Charlotte, COP, Refunding (Convention Facility Project)	5.00	8/1/10	3,000,000	3,160,830
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured Guaranty)	5.00	1/1/13	2,000,000	2,115,060
Ohio—3.0%
American Municipal Power—Ohio, Inc.,
Electricity Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	2,998,080
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	2,405,000	1,755,626

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,644,800
Pennsylvania—.6%
Pennsylvania, GO (Insured; FGIC)	5.00	10/1/10	1,055,000	1,119,840
Sayre Health Care Facilities Authority, Revenue (Guthrie Health Issue)	5.50	12/1/09	400,000	406,152
South Carolina—.7%
Horry County School District, GO (Insured; MBIA, Inc.)	5.00	1/1/11	1,660,000	1,771,552
Tennessee—1.0%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.00	9/1/09	2,500,000	2,467,675
Texas—8.5%
Austin, Hotel Occupancy Tax Revenue (Convention
Center/Waller Creek Venue Project) (Insured; AMBAC)	5.25	11/15/19	3,000,000	3,063,720
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,615,620
Dallas Area Rapid Transit, Senior Lien
Sales Tax Revenue (Insured; AMBAC)	5.38	12/1/13	2,135,000	2,319,742
Harris County, Toll Road Unlimited Tax and Subordinate Lien Revenue	5.00	8/15/12	2,100,000	2,326,947
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,000,000	1,067,110
Lower Colorado River Authority, Revenue (Insured; FSA)	5.88	5/15/15	5,000,000	5,085,500
Montgomery County, Unlimited Tax Adjustable
Rate Road Bonds (Insured; FSA)	5.00	9/1/10	1,050,000	1,097,533
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	1,000,000	999,590
Port Arthur Independent School District, Unlimited
Tax School Building Bonds (Insured; AMBAC)	5.25	2/15/18	1,000,000	1,015,090
Texas A & M University System Board of
Regents, Financing System Revenue	5.00	5/15/13	1,375,000 [c]	1,532,121
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	635,544
Virginia—6.0%
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.00	12/1/11	1,500,000	1,526,685
Pittsylvania County, GO School Notes	4.50	2/1/11	1,500,000	1,526,490
Rappahannock Regional Jail Authority, Regional Jail Facility GAN	4.25	12/1/09	3,000,000	3,006,240
Riverside Regional Jail Authority, Jail Facility Senior RAN	4.25	7/1/10	3,000,000	3,035,400
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/11	2,500,000	2,676,800
Western Virginia Regional Jail Authority, Regional Jail Facility RAN	4.13	12/1/09	3,000,000	3,008,760
Washington—1.9%
Seattle, Municipal Light and Power Improvement Revenue	5.00	4/1/12	1,145,000	1,252,069
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	7/1/12	3,000,000	3,317,370
Wisconsin—.4%
Wisconsin, GO (Insured; MBIA, Inc.)	5.00	5/1/12	1,000,000	1,097,180

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—3.9%
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.00	7/1/11	2,000,000	2,109,420
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.25	7/1/12	1,000,000 [a]	1,108,200
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	4.50	7/1/10	4,105,000	4,113,662
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,267,681
Total Long-Term Municipal Investments (cost $222,991,982)				223,808,305

Short-Term Municipal Investments—9.3%
California—1.0%
Irvine Reassessment District, Limited Obligation Improvement
Bonds (Insured; FSA and Liquidity Facility; Dexia Credit Locale)	1.25	3/1/09	2,500,000 [d]	2,500,000
Colorado—.2%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	0.65	3/1/09	500,000 [d]	500,000
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	1.25	3/1/09	100,000 [d]	100,000
Florida—.3%
Orange County Health Facilities Authority, HR
(Orlando Regional Healthcare System) (Insured;
FSA and Liquidity Facility; Dexia Credit Locale)	1.25	3/1/09	750,000 [d]	750,000
Idaho—2.5%
Power County, PCR (FMC Corporation Project) (LOC; Wachovia Bank)	0.70	3/1/09	6,100,000 [d]	6,100,000
Illinois—.5%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.75	3/1/09	1,300,000 [d]	1,300,000
Massachusetts—3.0%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	1.20	3/1/09	5,800,000 [d]	5,800,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	0.60	3/1/09	1,200,000 [d]	1,200,000
Pennsylvania—1.5%
Allegheny County Industrial Development Authority,
Senior Health and Housing Facilities Revenue
(Longwood at Oakmont, Inc.) (LOC; Allied Irish Banks)	1.00	3/1/09	3,400,000 [d]	3,400,000
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; Wachovia Bank)	0.55	3/1/09	300,000 [d]	300,000

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—.3%
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Franke Tobey Jones Project) (LOC; Wells Fargo Bank)	0.90	3/1/09	100,000 [d]	100,000
Washington Housing Finance Commission,
Nonprofit Housing Revenue (Rockwood Retirement
Communities Program) (LOC; Wells Fargo Bank)	0.90	3/1/09	100,000 [d]	100,000
Washington Housing Finance Commission, Nonprofit
Revenue (Local 82—J.A.T.C. Educational
Development Trust Project) (LOC; U.S. Bank NA)	0.90	3/1/09	530,000 [d]	530,000
Total Short-Term Municipal Investments (cost $22,680,000)				22,680,000

Total Investments (cost $245,671,982)			100.6%	246,488,305
Liabilities, Less Cash and Receivables			(.6%)	(1,377,700)
Net Assets			100.0%	245,110,605

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Subject to interest rate change on November 1, 2011.
c Purchased on a delayed delivery basis.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	39.4
AA		Aa		AA	28.6
A		A		A	9.9
BBB		Baa		BBB	9.5
F1		MIG1/P1		SP1/A1	9.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	2.7
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the investment adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.0%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.9%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	1,577,850
Jefferson County, Limited Obligation School Warrants	5.50	1/1/21	3,500,000	2,745,190
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,109,552
California—4.8%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	1,248,975
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [a]	1,681,640
California, GO	5.50	6/1/20	110,000	110,976
California, GO	5.50	11/1/33	6,300,000	6,290,991
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [a]	791,725
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue	5.75	1/15/40	2,000,000	1,439,400
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/27	6,000,000 [a]	5,421,480
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA, Inc.)	0/5.88	1/15/29	2,000,000 [a]	1,764,060
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	1,910,000	1,772,327
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	4,205,000	3,136,678
Colorado—1.1%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	5,000,000 [a,b]	5,274,350
Florida—.8%
Miami-Dade County, Subordinate Special Obligation
Bonds (Insured; MBIA, Inc.)	0/5.00	10/1/35	2,000,000 [a]	1,684,120
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000	2,204,070
Georgia—.5%
Burke County Development Authority, PCR (Oglethorpe
Power Corporation, Vogtle Project) (Insured; MBIA, Inc.)	4.75	4/1/11	2,500,000	2,578,600
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	311,017
Michigan—1.2%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,182,260
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,225,000	3,814,198
Missouri—.1%
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	6.40	9/1/29	360,000	371,250

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Hampshire—.2%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,015,000	965,752
New Jersey—1.8%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/21	2,000,000	2,261,020
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	2,000,000	2,217,060
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.75	6/15/29	4,000,000	3,012,640
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	1,710,000	1,274,720
North Carolina—.6%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.30	1/1/15	1,500,000	1,554,420
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.13	1/1/23	1,500,000	1,398,330
Ohio—2.0%
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.75	6/1/34	7,500,000	4,473,975
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,510,050
Pennsylvania—68.5%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,259,550
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.38	3/1/11	2,500,000	2,630,750
Allegheny County Port Authority,
Special Transportation Revenue (Insured; FGIC)	5.50	3/1/14	2,500,000	2,613,725
Allegheny County Port Authority,
Special Transportation Revenue (Insured; FGIC)	5.50	3/1/16	1,360,000	1,411,734
Allegheny County Sanitary Authority,
Sewer Revenue (Insured; MBIA, Inc.)	5.00	12/1/18	2,560,000	2,685,286
Allegheny County Sanitary Authority,
Sewer Revenue (Insured; MBIA, Inc.)	5.00	12/1/22	6,860,000	6,912,273
Allentown School District, GO	5.00	2/15/22	5,875,000	6,082,211
Beaver County Industrial Development Authority,
PCR (Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	5,044,650
Blair County, GO (Insured; AMBAC)	5.38	8/1/15	1,880,000	2,100,994
Blair County, GO (Insured; AMBAC)	5.38	8/1/16	1,980,000	2,221,204
Central Bucks School District, GO	5.00	5/15/23	5,000,000	5,314,150
Central Dauphin School District, GO (Insured; MBIA, Inc.)	6.75	2/1/16	5,000,000 [b]	6,354,100
Central Dauphin School District, GO (Insured; MBIA, Inc.)	7.00	2/1/16	1,630,000 [b]	2,096,050
Central Dauphin School District, GO (Insured; MBIA, Inc.)	7.50	2/1/16	3,100,000 [b]	4,079,817
Central York School District, GO (Insured; FGIC)	5.00	6/1/12	2,305,000	2,490,622
Central York School District, GO (Insured; FGIC)	5.50	6/1/12	80,000 [b]	89,886
Central York School District, GO (Insured; FGIC)	5.50	6/1/14	920,000	1,003,048

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Chester County, GO	5.00	8/15/18	4,545,000	5,073,402
Chester County, GO	5.00	7/15/25	5,000,000	5,324,950
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	1,485,000 [b]	1,723,550
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	6,515,000 [b]	7,561,570
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,582,185
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,154,020
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,200,525
Delaware River Joint Toll Bridge Commission,
Bridge Revenue (Insured; MBIA, Inc.)	5.25	7/1/17	1,485,000	1,659,384
East Stroudsburg Area School District, GO (Insured; FSA)	7.50	9/1/16	2,500,000 [b]	3,330,550
Easton Area School District, GO (Insured; FSA)	7.50	4/1/18	1,000,000	1,255,040
Easton Area School District, GO (Insured; FSA)	7.50	4/1/21	3,000,000	3,649,650
Easton Area School District, GO (Insured; FSA)	7.50	4/1/22	3,000,000	3,621,840
Easton Area School District, GO (Insured; FSA)	5.50	4/1/23	2,260,000	2,434,562
Erie County, GO (Insured; FGIC)	5.50	9/1/22	1,640,000	1,821,745
Kennett Consolidated School District, GO (Insured; FGIC)	5.50	2/15/12	1,310,000 [b]	1,454,218
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/09	4,230,000	4,353,727
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,049,980
Lancaster Higher Education Authority, College Revenue
(Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,916,622
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,480,116
Lehigh County Industrial Development
Authority, PCR (People Electric Utilities
Corporation Project) (Insured; FGIC)	4.75	2/15/27	2,000,000	1,692,220
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,235,028
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,090,850
Montgomery County, GO	5.00	9/15/10	1,165,000	1,236,205
Montgomery County, GO	5.00	9/15/11	2,155,000	2,353,605
Muhlenberg School District, GO (Insured; FGIC)	5.38	4/1/15	1,000,000	1,081,750
Owen J. Roberts School District, GO (Insured; FSA)	5.50	8/15/12	1,440,000 [b]	1,628,381
Parkland School District, GO (Insured; FGIC)	5.38	9/1/14	3,110,000	3,450,918
Parkland School District, GO (Insured; FGIC)	5.38	9/1/16	1,490,000	1,672,391
Pennsylvania, GO	5.25	2/1/11	5,000,000	5,372,350
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	7.00	11/1/10	1,000,000	999,470
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	4,425,500
Pennsylvania Higher Educational Facilities Authority,
College Revenue (Lafayette College Project)	6.00	5/1/30	5,000,000	5,114,750

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority,
Health Services Revenue (Allegheny Delaware
Valley Obligated Group Project) (Insured; MBIA, Inc.)	5.60	11/15/10	2,000,000	1,965,780
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,358,410
Pennsylvania Higher Educational Facilities Authority,
Revenue (La Salle University)	5.50	5/1/34	2,250,000	1,798,132
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.75	6/15/10	3,045,000	3,200,995
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University) (Insured; MBIA, Inc.)	5.25	4/1/14	960,000	972,230
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,893,511
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,648,885
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania)	5.00	9/1/19	4,000,000 [c]	4,476,440
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Scranton) (Insured; AMBAC)	5.75	5/1/11	1,690,000 [b]	1,850,888
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.00	1/15/10	1,630,000	1,663,171
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,610,512
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	6.00	1/15/22	2,500,000	2,553,075
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System) (Insured; FSA)	5.25	8/1/12	3,000,000	3,070,350
Pennsylvania Housing Finance Agency, SFMR	5.35	10/1/09	1,165,000	1,180,436
Pennsylvania Housing Finance Agency, SFMR	5.45	10/1/10	3,025,000	3,055,583
Pennsylvania Housing Finance Agency, SFMR	5.50	10/1/11	1,325,000	1,336,037
Pennsylvania Housing Finance Agency, SFMR	5.55	10/1/12	325,000	329,537
Pennsylvania Industrial Development Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,851,535
Pennsylvania Turnpike Commission, Oil Franchise
Tax Subordinated Revenue (Insured; MBIA, Inc.)	5.25	12/1/13	2,500,000 [b]	2,879,700
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/24	5,000,000	5,533,300
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/25	5,000,000	5,504,550
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,619,040
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	4,936,050
Pennsylvania Turnpike Commission, Turnpike Revenue (Insured; FGIC)	5.50	12/1/11	2,510,000	2,736,126
Pennsylvania Turnpike Commission, Turnpike Revenue (Insured; FGIC)	5.50	12/1/12	2,000,000	2,223,840
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,051,350

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty)	6.00	6/1/28	1,500,000	1,650,855
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/13	540,000	571,120
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/14	570,000	602,849
Philadelphia, GO (Insured; FSA)	5.25	8/1/17	12,500,000	13,876,250
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,882,600
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.25	7/1/18	5,000,000	5,399,200
Philadelphia Authority for Industrial Development, Industrial and
Commercial Revenue (Girard Estates Facilities Leasing Project)	5.00	5/15/19	2,400,000	2,406,000
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/20	3,380,000	3,117,813
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/22	3,150,000	2,793,546
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,377,000
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	4,000,000	4,319,080
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,310,000 [b]	1,454,035
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,770,000 [b]	1,964,612
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/16	4,000,000	4,593,520
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/18	1,000,000	1,146,670
Pocono Mountain School District, GO (Insured; FSA)	5.00	9/1/22	5,270,000	5,560,482
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	944,550
Scranton-Lackawanna Health and Welfare Authority, Revenue
(Community Medical Center Project) (Insured; MBIA, Inc.)	5.50	7/1/10	3,035,000	3,068,324
Scranton-Lackawanna Health and Welfare Authority, Revenue
(Community Medical Center Project) (Insured; MBIA, Inc.)	5.50	7/1/11	3,195,000	3,228,995
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC)	5.00	11/15/14	1,265,000 [b]	1,457,407
State Public School Building Authority, School LR
(The School District of Philadelphia Project) (Insured; FSA)	5.00	6/1/13	5,000,000 [b]	5,648,500
State Public School Building Authority, School
Revenue (Tuscarora School District Project) (Insured; FSA)	5.25	4/1/13	195,000 [b]	219,997
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/17	840,000	911,610
Susquehanna Area Regional Airport Authority, Airport System Revenue	5.38	1/1/18	6,000,000	4,867,260
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,251,486
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000	1,725,927
Swarthmore Borough Authority, College Revenue	5.50	9/15/11	5,000,000	5,520,350
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,092,560
Twin Valley School District, GO (Insured; FSA)	5.25	10/1/15	1,000,000 [b]	1,175,180
University Area Joint Authority, Sewer Revenue (Insured; MBIA, Inc.)	5.00	11/1/11	1,430,000	1,484,154

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Upper Darby School District, GO (Insured; FGIC)	5.00	5/1/18	2,870,000	3,125,459
Upper Merion Area School District, GO (Insured; MBIA, Inc.)	5.00	2/15/19	1,165,000	1,254,856
West Mifflin Area School District, GO (Insured; FSA)	5.50	4/1/24	1,060,000	1,132,864
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,785,000 [b]	1,996,005
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,500,000 [b]	1,677,315
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,201,750
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured; FGIC)	5.50	12/1/14	1,000,000	1,119,360
South Carolina—.5%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,255,860
Texas—.4%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	2,000,000	1,835,100
U.S. Related—13.3%
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/23	4,090,000	3,652,411
Puerto Rico Commonwealth, Public Improvement GO (Insured; FGIC)	5.50	7/1/18	9,545,000	9,190,021
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/14	7,500,000	7,456,650
Puerto Rico Commonwealth, Public
Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/20	4,000,000	3,773,960
Puerto Rico Electric Power Authority,
Power Revenue (Insured; FSA)	5.25	7/1/10	5,000,000 [b]	5,344,600
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.25	7/1/14	7,875,000	7,849,091
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.50	7/1/17	6,000,000	5,977,740
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.50	7/1/19	2,290,000	2,288,031
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	2,985,450
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	2,930,070
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FSA)	5.50	7/1/13	1,500,000	1,587,240
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	5.50	7/1/13	4,000,000	4,017,280
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.25	7/1/10	4,000,000	4,047,160
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	4,439,750
Total Long-Term Municipal Investments (cost $485,975,423)				478,319,198

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.0%	Rate (%)	Date	Amount ($)	Value ($)
Colorado—.7%
Pitkin County, IDR, Refunding (Aspen Skiing Company
Project) (LOC; JPMorgan Chase Bank)	0.65	3/1/09	3,300,000 [d]	3,300,000
Illinois—.3%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.75	3/1/09	1,720,000 [d]	1,720,000
Oregon—.2%
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.60	3/1/09	1,200,000 [d]	1,200,000
Pennsylvania—1.8%
Allegheny County Industrial Development Authority,
Senior Health and Housing Facilities Revenue
(Longwood at Oakmont, Inc.) (LOC; Allied Irish Banks)	1.00	3/1/09	900,000 [d]	900,000
Delaware County Authority, Revenue (White Horse
Village Project) (LOC; Royal Bank of Scotland)	0.55	3/1/09	3,700,000 [d]	3,700,000
Delaware County Industrial Development Authority, EIR,
Refunding (Sunoco, Inc. (R&M)) (LOC; Bank of America)	0.65	3/7/09	100,000 [d]	100,000
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.52	3/1/09	2,400,000 [d]	2,400,000
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.60	3/1/09	100,000 [d]	100,000
Luzerne County, GO Notes (Insured; FSA and
Liquidity Facility; JPMorgan Chase Bank)	1.85	3/7/09	1,000,000 [d]	1,000,000
Philadelphia Authority for Industrial Development, Revenue (Fox Chase
Cancer Obligated Group) (LOC; Citizens Bank of Pennsylvania)	0.55	3/1/09	300,000 [d]	300,000
Vermont—.0%
Vermont Educational and Health Buildings Financing Agency,
HR (Mount Ascutney Hospital Project) (LOC; TD Banknorth NA)	0.60	3/1/09	100,000 [d]	100,000
Total Short-Term Municipal Investments (cost $14,820,000)				14,820,000

Total Investments (cost $500,795,423)			100.0%	493,139,198
Cash and Receivables (Net)			.0%	29,274
Net Assets			100.0%	493,168,472

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Purchased on a delayed delivery basis.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	47.4
AA		Aa		AA	27.0
A		A		A	9.5
BBB		Baa		BBB	13.3
F1		MIG1/P1		SP1/A1	2.8
100.0

† Based on total investments.
See notes to financial statements.

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.1%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—87.8%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,391,991
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,309,439
Bellingham, GO (Insured; AMBAC)	5.38	3/1/14	1,685,000	1,810,280
Boston, GO	5.75	2/1/10	2,000,000	2,094,660
Boston, GO	5.00	3/1/21	2,000,000	2,190,300
Boston Economic Development and Industrial
Corporation, Public Parking Facility Bonds	4.50	6/1/10	3,000,000	3,139,050
Boston Water and Sewer Commission, Revenue	9.25	1/1/11	100,000	110,678
Boston Water and Sewer Commission, Revenue	5.00	11/1/19	2,170,000	2,346,746
Boston Water and Sewer Commission, Revenue	5.00	11/1/23	3,920,000	4,108,003
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,540,596
Burlington, GO	5.25	2/1/12	200,000	221,300
Burlington, GO	5.25	2/1/13	250,000	282,187
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	510,000	561,933
Cohasset, GO	5.00	6/15/22	895,000	945,192
Cohasset, GO	5.00	6/15/23	895,000	936,707
Everett, GO (Insured; FGIC)	5.38	12/15/17	1,250,000	1,397,725
Haverhill, GO (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/16	1,580,000	1,825,753
Haverhill, GO (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/18	505,000	570,226
Hingham, GO (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,793,823
Holden, GO (Municipal Purpose Loan) (Insured; FGIC)	6.00	3/1/10	1,000,000 [a]	1,063,540
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	705,770
Ipswich, GO (Insured; FGIC)	5.00	11/15/14	500,000	570,275
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	539,072
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	552,074
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	618,058
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	613,010
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,546,204
Marblehead, GO	5.00	8/15/18	1,340,000	1,465,705
Marblehead, GO	5.00	8/15/22	1,750,000	1,850,993
Mashpee, GO (Insured; FGIC)	5.63	11/15/10	500,000 [a]	543,900
Massachusetts, Consolidated Loan	5.25	11/1/12	2,000,000 [a]	2,209,920
Massachusetts, Consolidated Loan	5.25	10/1/13	2,600,000 [a]	2,913,846
Massachusetts, Consolidated Loan	5.25	10/1/13	2,500,000 [a]	2,801,775
Massachusetts, Consolidated Loan	5.00	3/1/15	1,500,000 [a]	1,727,250
Massachusetts, Consolidated Loan	5.00	3/1/15	1,800,000 [a]	2,072,700
Massachusetts, Consolidated Loan	5.00	8/1/16	1,000,000 [a]	1,166,060
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,181,010
Massachusetts, Consolidated Loan	5.00	8/1/20	4,000,000	4,433,080
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,224,622
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	1/1/13	5,000,000 [a]	5,521,150
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	5,825,000	6,350,532

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.50	1/1/12	1,300,000	1,436,955
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.00	8/1/12	420,000 [a]	457,964
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.00	8/1/12	1,580,000	1,722,816
Massachusetts, Consolidated Loan (Insured; MBIA, Inc.)	5.50	11/1/12	2,850,000	3,227,483
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,500,000	2,671,800
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.13	12/15/12	1,500,000	1,519,335
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	5,225,000	6,187,184
Massachusetts, GO (Insured; FSA)	5.25	9/1/22	2,275,000	2,576,460
Massachusetts, GO (Insured; XLCA)	1.92	12/1/12	2,470,000 [b]	2,418,328
Massachusetts, Special Obligation
Dedicated Tax Revenue (Insured; FGIC)	5.25	1/1/14	2,500,000 [a]	2,800,250
Massachusetts, Special Obligation
Dedicated Tax Revenue (Insured; FGIC)	1.75	1/1/16	3,540,000 [b]	3,123,873
Massachusetts, Special Obligation Revenue	5.38	6/1/11	6,350,000	6,892,925
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,134,230
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/10	2,835,000 [a]	3,018,481
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/11	165,000	173,808
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,045,000 [a]	1,210,852
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,000,000 [a]	1,158,710
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/15	5,000,000 [a]	5,778,200
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,598,320
Massachusetts Bay Transportation Authority,
General Transportation System (Insured; FGIC)	5.25	3/1/15	1,000,000	1,139,840
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	4,003,685
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,943,375
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,284,600
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,764,562
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,019,920
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill School Issue)	5.00	9/1/11	500,000 [a]	543,505
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,392,874
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,441,487
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,068,260
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	1,976,560
Massachusetts Development Finance Agency,
Higher Education Revenue (Smith College Issue)	5.75	7/1/10	1,000,000 [a]	1,069,970
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,380,000	1,102,523
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,067,010

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/19	1,000,000	1,091,110
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	1,905,138
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	1,000,000	1,050,450
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	442,555
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	825,390
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	728,970
Massachusetts Development Finance Agency, Revenue (Massachusetts
College of Pharmacy and Allied Health Sciences Issue)	6.30	1/1/10	350,000	370,244
Massachusetts Development Finance Agency, Revenue (Massachusetts
College of Pharmacy and Allied Health Sciences Issue)	6.40	1/1/10	370,000 [a]	391,712
Massachusetts Development Finance Agency, Revenue (Massachusetts
College of Pharmacy and Allied Health Sciences Issue)	6.50	1/1/10	395,000 [a]	418,510
Massachusetts Development Finance Agency, Revenue (Massachusetts
College of Pharmacy and Allied Health Sciences Issue)	6.38	7/1/13	1,000,000 [a]	1,200,750
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/24	2,750,000	2,814,323
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/27	1,000,000	1,006,420
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue)	5.00	9/1/19	1,000,000	1,058,790
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.85	7/1/09	1,000,000 [a]	1,028,020
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	820,440
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	6.90	12/1/09	1,000,000	1,002,530
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	940,670
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	4.70	1/1/10	365,000	367,686
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/22	1,080,000	1,052,201
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	2,776,638
Massachusetts Health and Educational Facilities Authority,
Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	2,004,760
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; MBIA, Inc.)	5.25	7/1/20	1,000,000	928,340

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; MBIA, Inc.)	5.25	7/1/23	1,000,000	871,330
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	2,777,803
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	1,990,380
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,250,475
Massachusetts Health and Educational Facilities Authority, Revenue
(Dartmouth-Hitchcock Obligated Group Issue) (Insured; FSA)	5.13	8/1/22	2,000,000	2,011,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	1,013,030
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.50	11/15/36	2,000,000	2,121,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	492,735
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	1,760,595
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	5,335,000	5,909,686
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	2,000,000	2,027,120
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	475,630
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	345,985
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/12	975,000	1,036,328
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	2,985,330
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA, Inc.)	5.50	10/1/09	420,000	429,009
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/13	1,595,000	1,621,126
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,093,237
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,601,610
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.13	7/1/19	1,000,000	1,012,590
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,264,541
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	2,325,000	2,397,401
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	253,648

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,044,710
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	1,877,706
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,550,475
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,154,490
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,080,580
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,008,300
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	1,000,000	1,025,710
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	1,557,060
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	686,450
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,035,030
Massachusetts Health and Educational Facilities Authority,
Revenue (Winchester Hospital Issue)	6.75	7/1/10	1,540,000 [a]	1,659,211
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	1,205,000	1,239,668
Massachusetts Housing Finance Agency, Housing Revenue	5.00	12/1/26	1,165,000	1,084,405
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	177,724
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,700,000	1,718,309
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	500,575
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,202,288
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/12	2,000,000	2,115,940
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 4 Issue) (Insured; MBIA, Inc.)	5.25	7/1/14	5,000,000	5,199,200
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project
Number 5 Issue) (Insured; MBIA, Inc.)	5.00	7/1/11	120,000	124,974
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Project Number 6 Issue) (Insured; MBIA, Inc.)	5.00	7/1/10	1,635,000	1,683,298
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,835,370
Massachusetts Port Authority,
Revenue (Insured; FSA)	5.50	7/1/14	1,265,000	1,281,951

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Port Authority, Revenue (Insured; MBIA, Inc.)	5.00	7/1/09	1,830,000	1,857,395
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,100,990
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/19	5,000,000	5,540,750
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,361,000
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/22	3,500,000	3,736,005
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/15	1,900,000	2,176,241
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/18	5,000,000	5,570,750
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/21	2,000,000	2,131,600
Massachusetts Turnpike Authority,
Turnpike Revenue (Insured; MBIA, Inc.)	5.00	1/1/20	5,000,000	5,709,600
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	2,856,394
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.25	8/1/11	335,000 [a]	359,227
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.00	8/1/12	3,910,000 [a]	4,236,485
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.63	8/1/13	25,000	26,600
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.25	2/1/14	1,105,000	1,188,560
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.25	8/1/14	1,330,000 [a]	1,542,574
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.50	8/1/14	30,000	30,816
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.25	8/1/17	170,000	190,597
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.00	8/1/18	75,000	81,317
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.00	8/1/32	2,000,000	2,007,420
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	2,000,000	2,034,840
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (New Bedford Loan Program)	5.25	2/1/12	500,000	550,300
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,842
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,500,000	2,842,075
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/39	1,000,000	990,700

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.50	8/1/11	100,000	109,576
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.25	8/1/18	500,000	581,070
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	6.00	8/1/14	1,000,000	1,176,710
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/19	1,500,000	1,678,740
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/21	1,000,000	1,087,090
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA, Inc.)	5.25	8/1/24	2,500,000	2,631,650
Massachusetts Water Resources Authority,
Subordinated General Revenue (Insured; MBIA, Inc.)	5.50	8/1/11	1,000,000	1,097,900
Middleborough, GO (Insured; MBIA, Inc.)	5.00	12/15/16	1,000,000	1,121,430
Middleborough, GO (Insured; MBIA, Inc.)	5.00	12/15/18	1,275,000	1,397,655
Milton School, GO	5.00	3/1/23	500,000	526,890
Milton School, GO	5.00	3/1/24	500,000	523,485
Milton School, GO	5.00	3/1/25	500,000	520,515
Northampton, GO (Insured; MBIA, Inc.)	5.13	10/15/16	1,985,000	2,195,013
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,088,520
Pembroke, GO (Insured; MBIA, Inc.)	4.50	8/1/13	695,000	751,934
Pembroke, GO (Insured; MBIA, Inc.)	5.00	8/1/20	960,000	1,022,851
Pittsfield, GO (Insured; MBIA, Inc.)	5.00	4/15/12	1,000,000	1,090,910
Pittsfield, GO (Insured; MBIA, Inc.)	5.50	4/15/14	500,000	545,645
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,156,658
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	495,968
Sandwich, GO (Insured; MBIA, Inc.)	5.75	8/15/10	1,050,000 [a]	1,133,297
Springfield, GO (Municipal Purpose Loan) (Insured; FGIC)	5.50	8/1/11	1,500,000 [a]	1,664,025
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,209,122
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,262,466
University of Massachusetts Building Authority,
Project Revenue (Insured; AMBAC)	5.50	11/1/10	1,000,000 [a]	1,073,590
Westfield, GO (Insured; FGIC)	6.50	5/1/10	735,000 [a]	790,941
Worcester, GO (Insured; FGIC)	5.63	8/15/10	1,000,000 [a]	1,069,430
Worcester, GO (Insured; FGIC)	5.00	4/1/18	625,000	656,863
Worcester, GO (Insured; MBIA, Inc.)	5.25	8/15/16	1,000,000	1,081,050
Worcester, GO (Insured; MBIA, Inc.)	5.25	8/15/17	1,000,000	1,072,180
Worcester, GO (Municipal Purpose Loan)
(Insured; MBIA, Inc.)	6.25	7/1/10	755,000	795,377

The Funds 57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—9.3%
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	270,393
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	332,925
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,332,391
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/14	2,500,000	2,414,025
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,351,605
Puerto Rico Commonwealth, Public Improvement GO (Insured; FSA)	5.50	7/1/15	1,350,000	1,401,071
Puerto Rico Commonwealth,
Public Improvement GO (Insured; MBIA, Inc.)	6.25	7/1/11	1,050,000	1,081,889
Puerto Rico Commonwealth,
Public Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/14	500,000	497,110
Puerto Rico Commonwealth,
Public Improvement GO (Insured; MBIA, Inc.)	5.50	7/1/15	1,135,000	1,123,559
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.00	7/1/17	1,000,000	963,260
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,189,456
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	2,930,070
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	1,943,560
Puerto Rico Highways and Transportation Authority, Highway Revenue	5.00	7/1/16	1,000,000	966,530
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,184,942
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	540,000	550,697
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.25	7/1/09	460,000	465,594
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.00	7/1/11	4,000,000	4,218,840
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,849,888
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,489,178
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/18	1,300,000	1,228,695
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,024,192
Total Long-Term Municipal Investments (cost $356,726,245)				362,721,859

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.9%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts;
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	1.20	3/1/09	200,000 [c]	200,000
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000) (Liquidity
Facility; Landesbank Baden-Wurttemberg)	0.47	3/1/09	600,000 [c]	600,000
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity
Facility; State Street Bank and Trust Co.)	0.48	3/1/09	400,000 [c]	400,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	0.60	3/1/09	2,700,000 [c]	2,700,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (LOC; Bank of America)	0.45	3/1/09	600,000 [c]	600,000
Massachusetts Health and Educational Facilities Authority, Revenue
(University of Massachusetts Issue) (LOC; Dexia Credit Locale)	1.60	3/7/09	1,800,000 [c]	1,800,000
Massachusetts Water Resources Authority, Multi-Modal Subordinated
General Revenue, Refunding (LOC; Landesbank Baden-Wurttemberg)	0.45	3/1/09	600,000 [c]	600,000
Massachusetts Water Resources Authority, Multi-Modal
Subordinated General Revenue, Refunding
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.55	3/1/09	200,000 [c]	200,000
Total Short-Term Municipal Investments (cost $7,100,000)				7,100,000

Total Investments (cost $363,826,245)			99.0%	369,821,859
Cash and Receivables (Net)			1.0%	3,910,000
Net Assets			100.0%	373,731,859

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	49.5
AA		Aa		AA	26.4
A		A		A	13.2
BBB		Baa		BBB	8.9
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	1.9
100.0

† Based on total investments.
See notes to financial statements.

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—90.1%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—.2%
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	500,000	331,060
New York—86.1%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	898,530
Battery Park City Authority, Senior Revenue	5.25	11/1/22	1,000,000	1,073,520
Katonah-Lewisboro Union Free School District, GO (Insured; FGIC)	5.00	9/15/15	1,000,000	1,142,190
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,147,160
Long Island Power Authority, Electric System
General Revenue (Insured; MBIA, Inc.)	4.00	5/1/12	850,000	876,435
Long Island Power Authority, Electric System
General Revenue (Insured; MBIA, Inc.)	5.00	12/1/18	1,000,000	1,036,960
Metropolitan Transportation Authority,
Dedicated Tax Fund Revenue (Insured; FGIC)	5.25	11/15/15	2,000,000	2,093,180
Metropolitan Transportation Authority,
Transit Facilities Revenue (Insured; FGIC)	0.00	7/1/11	1,000,000 [a]	960,640
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,057,270
Nassau County, GO (Insured; FSA)	5.00	7/1/22	1,000,000	1,052,950
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,635,450
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,635,450
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; MBIA, Inc.)	5.00	11/15/16	1,000,000	1,128,000
Nassau County Sewer and Storm Water Finance Authority, System
Revenue (Insured; Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,064,740
New York City, GO	5.00	8/1/14	465,000	468,492
New York City, GO	5.00	8/1/18	1,000,000	1,047,050
New York City, GO	5.13	12/1/22	1,000,000	1,006,940
New York City, GO (Insured; FSA)	5.00	4/1/18	1,000,000	1,056,510
New York City Industrial Development Agency, PILOT Revenue
(Queens Baseball Stadium Project) (Insured; Assured Guaranty)	6.50	1/1/46	500,000	532,095
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty)	7.00	3/1/49	1,000,000	1,100,940
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,683,375
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,668,925
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	2/1/13	1,000,000	1,068,610
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.38	2/15/14	1,000,000	1,085,470
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	1,755,000	1,921,988
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Insured; MBIA, Inc.)	4.75	11/15/15	500,000	505,765

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,080,020
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	989,400
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,850,000	1,805,507
New York Local Government Assistance Corporation, Revenue	5.00	4/1/18	2,500,000	2,805,325
New York Local Government Assistance Corporation,
Subordianate Lien Revenue (Insured; FSA)	5.00	4/1/13	2,000,000	2,224,300
New York State, GO	5.00	4/15/14	1,000,000	1,097,520
New York State, GO	5.25	3/15/15	2,750,000	2,944,397
New York State, GO	5.00	3/1/19	1,000,000	1,101,210
New York State Dormitory Authority, Consolidated Fifth
General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	1,071,920
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	2,701,302
New York State Dormitory Authority,
Court Facilities LR (The City of New York Issue)	5.38	5/15/13	1,000,000 [b]	1,153,750
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	1,043,250
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/12	1,000,000	1,106,820
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,696,905
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/38	500,000	508,935
New York State Dormitory Authority,
Revenue (Fordham University) (Insured; FGIC)	5.00	7/1/18	405,000	429,187
New York State Dormitory Authority,
Revenue (Memorial Sloan-Kettering Cancer Center)	5.00	7/1/11	1,000,000	1,076,470
New York State Dormitory Authority, Revenue (Memorial
Sloan-Kettering Cancer Center) (Insured; MBIA, Inc.)	5.00	7/1/20	3,250,000	3,379,577
New York State Dormitory Authority, Revenue
(New York University) (Insured; AMBAC)	5.50	7/1/09	1,500,000	1,523,910
New York State Dormitory Authority, Revenue
(New York University) (Insured; FGIC)	5.00	7/1/21	1,500,000	1,569,990
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology) (Insured; AMBAC)	5.00	7/1/13	500,000	509,175
New York State Dormitory Authority, Revenue
(State University Educational Facilities) (Insured; CMAC)	5.25	5/15/15	500,000	552,270
New York State Dormitory Authority, Revenue
(State University Educational Facilities) (Insured; MBIA, Inc.)	5.88	5/15/11	1,500,000	1,634,970
New York State Dormitory Authority, Revenue
(State University Educational Facilities) (Insured; MBIA, Inc.)	5.00	5/15/15	800,000	805,528
New York State Dormitory Authority, Revenue
(The New York Public Library) (Insured; MBIA, Inc.)	0.00	7/1/10	600,000 [a]	589,320
New York State Dormitory Authority, Revenue
(Upstate Community Colleges) (Insured; AMBAC)	5.00	7/1/14	1,105,000	1,125,277

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000	761,164
New York State Dormitory Authority, Secured HR
(The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,023,670
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000	1,100,050
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.25	5/15/12	1,500,000	1,588,875
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/12	390,000	394,536
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/14	1,500,000	1,709,265
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.38	6/15/15	1,000,000	1,091,480
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/17	1,000,000	1,087,540
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/19	775,000	817,129
New York State Environmental Facilities Corporation, State Water
Pollution Control Revolving Fund Revenue (New York City
Municipal Water Finance Authority Project) (Pooled Loan Issue)	7.00	6/15/12	150,000	150,698
New York State Environmental Facilities Corporation,
State Water Pollution Control Revolving Fund
Revenue (Pooled Loan Issue)	7.20	3/15/11	5,000	5,025
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	440,000	440,651
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.10	10/1/17	1,000,000	1,010,840
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	1,000,000	1,005,780
New York State Power Authority, Revenue	5.00	11/15/12	2,500,000 [b]	2,817,525
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,066,830
New York State Thruway Authority, General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,058,550
New York State Thruway Authority, Highway and
Bridge Trust Fund Bonds (Insured; MBIA, Inc.)	5.25	10/1/11	1,000,000 [b]	1,103,550
New York State Thruway Authority, Local Highway
and Bridge Service Contract Bonds	5.50	4/1/14	1,000,000	1,085,910
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,029,480
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; FSA)	4.75	4/19/13	1,000,000 [b]	1,103,640
New York State Urban Development Corporation,
Corporate Purpose Senior Lien Revenue	5.50	7/1/16	1,460,000	1,463,723

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,425,849
Onondaga County, GO	5.00	5/1/12	350,000 [b]	388,619
Onondaga County, GO	5.00	5/1/17	1,150,000	1,239,965
Orange County, GO	5.00	7/15/19	1,000,000	1,086,360
Orange County, GO	5.00	7/15/20	1,000,000	1,071,860
Port Authority of New York and New Jersey
(Consolidated Bonds, 125th Series) (Insured; FSA)	5.00	10/15/19	2,000,000	2,133,820
Port Authority of New York and New Jersey
(Consolidated Bonds, 128th Series) (Insured; FSA)	5.00	11/1/18	1,000,000	1,076,260
Port Authority of New York and New Jersey
(Consolidated Bonds, 140th Series) (Insured; FSA)	5.00	12/1/19	1,000,000	1,091,210
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,058,500
Rockland County, GO (Various Purpose)	5.00	10/1/15	500,000	535,720
Suffolk County, Public Improvement GO (Insured; FGIC)	5.00	10/1/13	750,000	797,640
Suffolk County Water Authority, Water System
Revenue (Insured; MBIA, Inc.)	4.00	6/1/14	1,000,000	1,064,760
Tobacco Settlement Financing Corporation, Asset-Backed
Revenue Bonds (State Contingency Contract Secured)	5.00	6/1/12	2,000,000	2,110,160
Triborough Bridge and Tunnel Authority, General Purpose Revenue	6.00	1/1/12	785,000	848,271
Triborough Bridge and Tunnel Authority, General Purpose Revenue	5.25	1/1/16	1,000,000	1,072,170
Triborough Bridge and Tunnel Authority, General Purpose Revenue	5.25	1/1/22	1,000,000 [b]	1,147,890
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,147,700
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/16	2,000,000	2,179,420
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/17	775,000	844,525
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	2,000,000	2,061,780
Westchester County, GO	4.00	11/15/15	1,000,000	1,082,740
Westchester County Health Care Corporation, Subordinate Lien Revenue	5.13	11/1/15	1,100,000	1,152,118
U.S. Related—3.8%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,000,000	999,160
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA, Inc.)	6.00	7/1/11	1,000,000	1,054,710
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.25	7/1/12	1,000,000 [b]	1,108,200
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/13	740,000 [b]	828,245
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/13	730,000 [b]	817,053
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	268,536
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	276,615
Total Long-Term Municipal Investments (cost $121,503,567)				125,691,697

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—8.6%	Rate (%)	Date	Amount ($)	Value ($)
New York;
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; State Street Bank and Trust Co.)	0.55	3/1/09	400,000 [c]	400,000
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; Westdeutsche Landesbank)	0.48	3/1/09	600,000 [c]	600,000
New York City, GO Notes (Insured; FSA and
Liquidity Facility; Dexia Credit Locale)	0.75	3/1/09	2,400,000 [c]	2,400,000
New York City, GO Notes (Insured; FSA and
Liquidity Facility; State Street Bank and Trust Co.)	0.60	3/1/09	300,000 [c]	300,000
New York City, GO Notes (Insured; FSA and
Liquidity Facility; State Street Bank and Trust Co.)	0.60	3/1/09	500,000 [c]	500,000
New York City, GO Notes (Liquidity Facility;
Dexia Credit Locale and LOC; Dexia Credit Locale)	1.25	3/1/09	100,000 [c]	100,000
New York City, GO Notes (LOC; Bayerische Landesbank)	0.55	3/1/09	900,000 [c]	900,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.55	3/1/09	300,000 [c]	300,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.55	3/1/09	100,000 [c]	100,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.55	3/1/09	300,000 [c]	300,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.55	3/1/09	100,000 [c]	100,000
New York City, GO Notes (LOC; KBC Bank)	0.48	3/1/09	600,000 [c]	600,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Dexia Credit Locale)	1.25	3/1/09	3,000,000 [c]	3,000,000
New York City Transitional Finance Authority, Revenue
(New York City Recovery) (Liquidity Facility; Dexia Credit Locale)	0.75	3/1/09	1,950,000 [c]	1,950,000
New York City Trust for Cultural Resources,
Revenue, Refunding (Lincoln Center for the
Performing Arts, Inc.) (LOC; Bank of America)	0.45	3/1/09	300,000 [c]	300,000
Syracuse Industrial Development Agency, Civic Facility Revenue
(Syracuse University Project) (LOC; JPMorgan Chase Bank)	0.35	3/1/09	100,000 [c]	100,000
Total Short-Term Municipal Investments (cost $11,950,000)				11,950,000

Total Investments (cost $133,453,567)			98.7%	137,641,697
Cash and Receivables (Net)			1.3%	1,821,630
Net Assets			100.0%	139,463,327

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	34.0
AA		Aa		AA	47.4
A		A		A	8.4
BBB		Baa		BBB	1.4
F1		MIG1/P1		SP1/A1	8.5
Not Rated[d]		Not Rated[d]		Not Rated[d]	.3
100.0

† Based on total investments.
[d] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the investment adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2009 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—88.1%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.7%
Tuscaloosa Public Educational Building Authority, Student Housing
Revenue (Ridgecrest Student Housing, LLC University of Alabama
Ridgecrest Residential Project) (Insured; Assured Guaranty)	6.75	7/1/33	1,000,000	1,101,810
Arizona—2.1%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000	826,575
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	500,000	582,210
California—14.9%
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/38	1,000,000	1,021,110
California Educational Facilities Authority,
Revenue (University of Southern California)	5.25	10/1/39	2,500,000	2,550,875
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	500,000	526,385
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000	2,541,900
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	100,000	74,594
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	964,110
Northern California Gas Authority Number 1, Gas Project Revenue	3.32	7/1/27	660,000 [a]	278,025
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	1,967,760
Colorado—3.1%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	529,695
Denver City and County, Airport System
Revenue (Insured; Assured Guaranty)	5.25	11/15/19	1,000,000	991,520
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement) (Insured; MBIA, Inc.)	5.50	10/1/16	500,000	534,790
Connecticut—1.8%
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	5.13	7/1/27	500,000	501,220
Connecticut Housing Finance Authority, Revenue
(Housing Mortgage Finance Program)	4.75	11/15/20	700,000	675,542
Florida—3.9%
Miami-Dade County, Subordinate Special
Obligation Bonds (Insured; MBIA, Inc.)	0/5.00	10/1/35	500,000 [b]	421,030
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	608,754
Palm Beach County, Public Improvement Revenue	5.38	11/1/28	1,000,000	1,033,850
Palm Beach County School Board, COP
(Master Lease Purchase Agreement) (Insured; MBIA, Inc.)	5.00	8/1/12	500,000	535,805

The Funds 67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia—3.3%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000	1,078,780
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000	1,100,850
Kentucky—.8%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	500,000	530,360
Louisiana—3.1%
New Orleans Aviation Board, Revenue (Insured; Assured Guaranty)	6.00	1/1/23	2,000,000	2,035,500
Maryland—3.1%
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000	2,037,760
Massachusetts—13.0%
Massachusetts Development Finance Agency, SWDR
(Waste Management, Inc. Project)	5.50	5/1/14	1,000,000	934,640
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.50	11/15/36	1,000,000	1,060,950
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	500,000	586,865
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	500,000	522,355
Massachusetts Health and Educational Facilties Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000	2,067,300
Massachusetts Housing Finance Agency, SFHR	6.00	12/1/37	1,000,000	1,005,020
Massachusetts Turnpike Authority, Metropolitan Highway
System Revenue (Insured; MBIA, Inc.)	5.00	1/1/37	790,000	618,183
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	645,000	656,236
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.25	8/1/32	1,150,000	1,207,316
Minnesota—1.6%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000	1,056,330
Mississippi—.6%
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Northrop Grumman Ship Systems, Inc. Project)	4.55	12/1/28	500,000	396,050
Missouri—.8%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.38	3/15/39	500,000	521,635
New Jersey—3.9%
New Jersey Educational Facilities Authority, Revenue
(Drew University Issue) (Insured; MBIA, Inc.)	5.00	7/1/13	300,000	331,533

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Rutgers, The State University, GO	5.00	5/1/39	2,250,000	2,258,753
New York—12.6%
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	552,455
New York City, GO	6.00	10/15/23	500,000	535,295
New York City Industrial Development Agency, PILOT Revenue
(Queens Baseball Stadium Project) (Insured; Assured Guaranty)	6.50	1/1/46	500,000	532,095
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty)	7.00	3/1/49	2,000,000	2,201,880
New York City Municipal Water Finance Authority, Water
and Sewer System Second General Resolution Revenue	5.00	6/15/40	1,500,000	1,445,910
New York City Municipal Water Finance Authority, Water
and Sewer System Second General Resolution Revenue	5.50	6/15/40	1,500,000	1,552,965
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,000,000	1,011,470
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; FSA)	5.00	4/1/24	500,000	511,840
North Carolina—2.8%
JPMorgan Chase Putters/Drivers Trust (North Carolina Capital
Facilities Finance Agency, Revenue (Duke University Project))	15.00	10/1/16	1,000,000 [a]	1,063,240
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured Guaranty)	6.00	1/1/19	250,000	265,652
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; FGIC)	5.50	1/1/17	500,000	500,310
Ohio—1.6%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,034,180
Texas—11.5%
Dallas, GO	5.00	2/15/27	515,000	530,754
Dallas, Improvement Revenue (Civic Center Convention
Complex) (Insured; Assured Guaranty)	5.25	8/15/38	3,000,000	2,964,450
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,063,750
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,062,690
Lower Colorado River Authority, Revenue (Insured; FSA)	5.88	5/15/15	2,000,000	2,034,200
Washington—.8%
Washington, GO (Various Purpose)	5.00	1/1/29	550,000	560,197
U.S. Related—1.1%
Puerto Rico Electric Power Authority,
Power Revenue (Insured; MBIA, Inc.)	5.00	7/1/17	750,000	722,445
Total Long-Term Municipal Investments
(cost $55,521,595)				58,419,754

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—10.3%	Rate (%)	Date	Amount ($)	Value ($)
Alaska—1.4%
Alaska Industrial Development and Export Authority,
Revenue (Greater Fairbanks Community Hospital
Foundation Project) (Insured; FSA)	1.12	3/7/09	1,000,000 [c]	903,750
Colorado—1.0%
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	1.25	3/1/09	300,000 [c]	300,000
Denver City and County, MFHR (Ogden
Residences Project) (LOC; Credit Lyonnais)	1.00	3/1/09	335,000 [c]	335,000
Idaho—1.4%
Power County, PCR (FMC Corporation Project) (LOC; Wachovia Bank)	0.70	3/1/09	1,000,000 [c]	1,000,000
Kentucky—.5%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank)	0.60	3/1/09	300,000 [c]	300,000
Massachusetts—.8%
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	1.20	3/1/09	500,000 [c]	500,000
Missouri—3.5%
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (SSM Health Care)
(Insured; FSA and Liquidity Facility; Dexia Credit Locale)	1.00	3/1/09	2,400,000 [c]	2,400,000
Pennsylvania—.5%
Allegheny County Industrial Development Authority,
Senior Health and Housing Facilities Revenue
(Longwood at Oakmont, Inc.) (LOC; Allied Irish Banks)	1.00	3/1/09	300,000 [c]	300,000
Washington—1.2%
Washington Economic Development Finance Authority,
EDR (Pioneer Human Services Project) (LOC; U.S. Bank NA)	0.90	3/1/09	400,000 [c]	400,000
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Franke Tobey Jones Project) (LOC; Wells Fargo Bank)	0.90	3/1/09	100,000 [c]	100,000
Washington Housing Finance Commission,
Nonprofit Housing Revenue (Rockwood Retirement
Communities Program) (LOC; Wells Fargo Bank)	0.90	3/1/09	300,000 [c]	300,000
Total Short-Term Municipal Investments (cost $6,775,000)				6,838,750

Total Investments (cost $62,296,595)			98.4%	65,258,504
Cash and Receivables (Net)			1.6%	1,055,914
Net Assets			100.0%	66,314,418

a Variable rate security—interest rate subject to periodic change.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
[d] At February 28, 2009, the fund had $18,729,046 or 28.2% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	38.4
AA		Aa		AA	36.7
A		A		A	11.0
BBB		Baa		BBB	6.9
F1		MIG1/P1		SP1/A1	3.9
Not Rated[e]		Not Rated[e]		Not Rated[e]	3.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the investment adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 71

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,229,616,978	246,488,305	493,139,198	369,821,859
Cash	—	1,913,369	—	553,314
Interest receivable	14,460,907	2,338,474	5,684,923	3,463,309
Receivable for investment securites sold	3,294,150	662,175	425,000	205,000
Receivable for shares of Beneficial Interest subscribed	3,249,615	—	—	—
Prepaid expenses and other receivables	23,591	16,045	14,561	15,543
	1,250,645,241	251,418,368	499,263,682	374,059,025
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	375,158	69,883	211,576	114,073
Due to Administrator—Note 4(a)	126,949	23,656	51,675	37,989
Cash overdraft due to Custodian	1,465,248	—	1,289,017	—
Payable for investment securities purchased	—	3,583,056	4,447,480	—
Payable for shares of Beneficial Interest redeemed	449,519	2,631,168	72,415	174,668
Accrued expenses and other liabilities	48,412	—	23,047	436
	2,465,286	6,307,763	6,095,210	327,166
Net Assets ($)	1,248,179,955	245,110,605	493,168,472	373,731,859
Composition of Net Assets ($):
Paid—in capital	1,260,289,547	245,570,066	501,847,834	369,204,471
Accumulated undistributed investment income—net	415,898	18,029	80,715	39,718
Accumulated net realized gain (loss) on investments	(6,663,679)	(1,293,813)	(1,103,852)	(1,507,944)
Accumulated net unrealized appreciation
(depreciation) on investments	(5,861,811)	816,323	(7,656,225)	5,995,614
Net Assets ($)	1,248,179,955	245,110,605	493,168,472	373,731,859
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,225,432,402	243,101,153	491,097,171	365,528,595
Shares Outstanding	97,457,958	19,248,607	40,919,218	29,137,469
Net Asset Value Per Share ($)	12.57	12.63	12.00	12.54
Investor Shares
Net Assets ($)	22,589,044	2,009,452	2,071,301	8,185,273
Shares Outstanding	1,798,441	159,336	172,781	652,530
Net Asset Value Per Share ($)	12.56	12.61	11.99	12.54
Dreyfus Premier Shares
Net Assets ($)	158,509	—	—	17,991
Shares Outstanding	12,613	—	—	1,430
Net Asset Value Per Share ($)	12.57	—	—	12.58
† Investments at cost ($)	1,235,478,789	245,671,982	500,795,423	363,826,245

See notes to financial statements.

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	137,641,697	65,258,504
Cash	—	462,048
Interest receivable	1,599,836	492,982
Receivable for investment securites sold	462,760	107,500
Prepaid expenses and other receivables	10,536	40,567
	139,714,829	66,361,601
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	48,662	21,590
Due to Administrator—Note 4(a)	14,062	6,080
Cash overdraft due to Custodian	157,264	—
Payable for shares of Beneficial Interest redeemed	2,861	209
Accrued expenses and other liabilities	28,653	19,304
	251,502	47,183
Net Assets ($)	139,463,327	66,314,418
Composition of Net Assets ($):
Paid—in capital	135,260,389	62,906,446
Accumulated undistributed investment income—net	13,654	95,916
Accumulated net realized gain (loss) on investments	1,154	350,147
Accumulated net unrealized appreciation (depreciation) on investments	4,188,130	2,961,909
Net Assets ($)	139,463,327	66,314,418
Net Asset Value Per Share
Class M Shares
Net Assets ($)	123,175,075	66,214,405
Shares Outstanding	11,281,690	5,883,415
Net Asset Value Per Share ($)	10.92	11.25
Investor Shares
Net Assets ($)	16,288,252	100,013
Shares Outstanding	1,490,982	8,886
Net Asset Value Per Share ($)	10.92	11.26
† Investments at cost ($)	133,453,567	62,296,595

See notes to financial statements.

The Funds 73

STATEMENT OF OPERATIONS Six Months Ended February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
Municipal Bond Fund		Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	28,068,220	3,337,349	12,435,544	7,761,900
Expenses:
Investment advisory fee—Note 4(a)	2,099,740	326,725	1,308,309	635,276
Administration fee—Note 4(a)	784,575	122,153	342,010	237,286
Custodian fees—Note 4(c)	49,995	7,962	21,189	14,672
Trustees’ fees and expenses—Note 4(d)	35,055	5,748	16,893	12,280
Shareholder servicing costs—Note 4(c)	28,681	2,123	2,501	11,229
Registration fees	28,623	15,196	14,758	19,695
Legal fees	22,637	1,547	6,145	9,003
Auditing fees	14,038	15,177	14,987	13,741
Prospectus and shareholders’ reports	10,290	2,019	328	2,890
Distribution fees—Note 4(b)	394	—	—	43
Loan commitment fees—Note 3	100	100	100	100
Miscellaneous	44,576	17,963	26,388	29,728
Total Expenses	3,118,704	516,713	1,753,608	985,943
Less—reduction in fees
due to earnings credits—Note 2(b)	(2,015)	(430)	(253)	(923)
Net Expenses	3,116,689	516,283	1,753,355	985,020
Investment Income—Net	24,951,531	2,821,066	10,682,189	6,776,880
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(4,091,012)	(253,770)	1,363,892	136,962
Net realized gain (loss) on financial futures	(2,866,623)	—	(1,558,658)	(1,024,572)
Net Realized Gain (Loss)	(6,957,635)	(253,770)	(194,766)	(887,610)
Net unrealized appreciation (depreciation) on investments
(including ($156,156), ($84,907) and ($55,812)
appreciation (depreciation) on financial futures for
BNY Mellon National Intermediate Municipal Bond Fund,
BNY Mellon Pennsylvania Intermediate Municipal Bond
Fund and BNY Mellon Massachussetts Intermediate
Municipal Bond Fund, respectively)	(20,978,199)	(129,859)	(14,877,232)	(745,332)
Net Realized and Unrealized
Gain (Loss) on Investments	(27,935,834)	(383,629)	(15,071,998)	(1,632,942)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,984,303)	2,437,437	(4,389,809)	5,143,938

See notes to financial statements.

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Two Months Ended
	February 28, 2009	Year Ended
	(Unaudited)[a]	December 31, 2008[b]
Investment Income ($):
Interest Income	856,214	4,893,994
Expenses:
Investment advisory fee—Note 4(a)	110,478	600,069
Administration fee—Note 4(a)	29,098	131,481
Shareholder servicing costs—Note 4(c)	8,080	44,095
Auditing fees	5,218	31,972
Registration fees	2,486	33,150
Trustees’ fees and expenses—Note 4(d)	2,339	13,878
Custodian fees—Note 4(c)	1,860	12,835
Prospectus and shareholders’ reports	316	9,516
Legal fees	103	4,696
Loan commitment fees—Note 3	64	—
Distribution fees—Note 4(b)	—	29,990
Miscellaneous	4,696	32,183
Total Expenses	164,738	943,865
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(26,885)	(192,479)
Less—reduction in fees
due to earnings credits—Note 2(b)	(419)	(1,447)
Net Expenses	137,434	749,939
Investment Income—Net	718,780	4,144,055
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	(3,936)	20,068
Net unrealized appreciation (depreciation) on investments	2,481,663	(938,532)
Net Realized and Unrealized Gain (Loss) on Investments	2,477,727	(918,464)
Net Increase in Net Assets Resulting from Operations	3,196,507	3,225,591

a The Fund has changed its fiscal year end from December 31 to August 31.
b Represents information for the predecessor fund, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.

See notes to financial statements.

The Funds 75

STATEMENT OF OPERATIONS (continued)

BNY Mellon Municipal
Opportunities Fund
Period Ended
February 28, 2009[a]
(Unaudited)
Interest Income	685,876
Expenses:
Investment advisory fee—Note 4(a)	68,485
Administration fee—Note 4(a)	18,035
Auditing fees	13,705
Registration fees	2,673
Custodian fees—Note 4(c)	2,269
Legal fees	1,870
Prospectus and shareholders’ reports	1,050
Trustees’ fees and expenses—Note 4(d)	892
Loan commitment fees—Note 3	253
Shareholder servicing costs—Note 4(c)	65
Miscellaneous	22,425
Total Expenses	131,722
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(28,683)
Less—reduction in fees
due to earnings credits—Note 2(b)	(13)
Net Expenses	103,026
Investment Income—Net	582,850
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	526,548
Net realized gain (loss) on financial futures	(156,178)
Net Realized Gain (Loss)	370,370
Net unrealized appreciation (depreciation) on investments	2,961,909
Net Realized and Unrealized Gain (Loss) on Investments	3,332,279
Net Increase in Net Assets Resulting from Operations	3,915,129

a From October 15, 2008 (commencement of initial offering) to February 28, 2009.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	24,951,531	41,159,077	2,821,066	5,202,750
Net realized gain (loss) on investments	(6,957,635)	2,146,623	(253,770)	13,630
Net unrealized appreciation (depreciation) on investments	(20,978,199)	(792,889)	(129,859)	1,246,315
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,984,303)	42,512,811	2,437,437	6,462,695
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(24,344,634)	(39,936,768)	(2,811,496)	(5,156,310)
Investor Shares	(416,149)	(863,354)	(21,014)	(16,967)
Dreyfus Premier Shares	(2,680)	(7,165)	—	—
Net realized gain on investments:
Class M Shares	(716,062)	—	—	—
Investor Shares	(13,330)	—	—	—
Dreyfus Premier Shares	(93)	—	—	—
Total Dividends	(25,492,948)	(40,807,287)	(2,832,510)	(5,173,277)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	156,833,987	254,992,966	119,107,598	75,743,234
Investor Shares	4,286,729	4,509,467	1,680,186	1,034,575
Dreyfus Premier Shares	266	393	—	—
Net assets received in connection
with reorganization—Note 1	211,751,479	—	—	—
Dividends reinvested:
Class M Shares	3,333,679	5,465,854	650,778	850,655
Investor Shares	321,814	639,203	11,516	13,672
Dreyfus Premier Shares	316	1,716	—	—
Cost of shares redeemed:
Class M Shares	(162,940,948)	(161,964,429)	(44,500,065)	(55,029,033)
Investor Shares	(3,780,270)	(8,829,522)	(349,796)	(1,026,906)
Dreyfus Premier Shares	(14,530)	(154,357)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	209,792,522	94,661,291	76,600,217	21,586,197
Total Increase (Decrease) in Net Assets	181,315,271	96,366,815	76,205,144	22,875,615
Net Assets ($):
Beginning of Period	1,066,864,684	970,497,869	168,905,461	146,029,846
End of Period	1,248,179,955	1,066,864,684	245,110,605	168,905,461
Undistributed investment income—net	415,898	227,830	18,029	29,473

The Funds 77

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Capital Share Transactions:
Class M Shares
Shares sold	12,698,554	19,756,849	9,492,587	5,979,916
Shares received in connection
with reorganization—Note 1	16,401,596	—	—	—
Shares issued for dividends reinvested	271,724	424,803	51,884	67,119
Shares redeemed	(13,280,481)	(12,554,905)	(3,550,783)	(4,337,585)
Net Increase (Decrease) in Shares Outstanding	16,091,393	7,626,747	5,993,688	1,709,450
Investor Shares[a]
Shares sold	347,031	349,407	134,169	81,777
Shares received in connection
with reorganization—Note 1	44,887	—	—	—
Shares issued for dividends reinvested	26,155	49,712	919	1,080
Shares redeemed	(308,689)	(683,793)	(27,991)	(81,095)
Net Increase (Decrease) in Shares Outstanding	109,384	(284,674)	107,097	1,762
Dreyfus Premier Shares[a]
Shares sold	22	31	—	—
Shares issued for dividends reinvested	26	133	—	—
Shares redeemed	(1,203)	(11,899)	—	—
Net Increase (Decrease) in Shares Outstanding	(1,155)	(11,735)	—	—

a During the period ended February 28, 2009, 5 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $60 were automatically converted to 5 Investor shares and during the year ended August 31, 2008, 8,430 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund
representing $109,477 were automatically converted to 8,430 Investor shares.

See notes to financial statements.

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	10,682,189	23,249,679
Net realized gain (loss) on investments	(194,766)	1,181,736
Net unrealized appreciation (depreciation) on investments	(14,877,232)	(3,662,156)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,389,809)	20,769,259
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(10,689,211)	(23,028,450)
Investor Shares	(33,527)	(54,887)
Net realized gain on investments:
Class M Shares	(1,796,518)	(1,001,485)
Investor Shares	(6,158)	(2,591)
Total Dividends	(12,525,414)	(24,087,413)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	25,492,927	52,631,152
Investor Shares	1,195,370	1,175,559
Dividends reinvested:
Class M Shares	1,531,107	1,342,499
Investor Shares	33,060	44,492
Cost of shares redeemed:
Class M Shares	(85,805,955)	(94,511,512)
Investor Shares	(571,569)	(1,067,910)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(58,125,060)	(40,385,720)
Total Increase (Decrease) in Net Assets	(75,040,283)	(43,703,874)
Net Assets ($):
Beginning of Period	568,208,755	611,912,629
End of Period	493,168,472	568,208,755
Undistributed investment income—net	80,715	121,264
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,156,270	4,220,140
Shares issued for dividends reinvested	132,843	107,668
Shares redeemed	(7,256,250)	(7,581,449)
Net Increase (Decrease) in Shares Outstanding	(4,967,137)	(3,253,641)
Investor Shares
Shares sold	102,201	94,451
Shares issued for dividends reinvested	2,800	3,582
Shares redeemed	(49,103)	(85,499)
Net Increase (Decrease) in Shares Outstanding	55,898	12,534

See notes to financial statements.

The Funds 79

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	6,776,880	13,799,786
Net realized gain (loss) on investments	(887,610)	161,082
Net unrealized appreciation (depreciation) on investments	(745,332)	4,235,734
Net Increase (Decrease) in Net Assets Resulting from Operations	5,143,938	18,196,602
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,666,895)	(13,409,833)
Investor Shares	(147,277)	(310,487)
Dreyfus Premier Shares	(261)	(517)
Total Dividends	(6,814,433)	(13,720,837)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	48,406,038	93,834,677
Investor Shares	736,580	1,241,266
Dividends reinvested:
Class M Shares	1,543,430	3,053,932
Investor Shares	81,073	164,179
Dreyfus Premier Shares	261	517
Cost of shares redeemed:
Class M Shares	(56,881,157)	(69,729,479)
Investor Shares	(1,190,467)	(1,958,561)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,304,242)	26,606,531
Total Increase (Decrease) in Net Assets	(8,974,737)	31,082,296
Net Assets ($):
Beginning of Period	382,706,596	351,624,300
End of Period	373,731,859	382,706,596
Undistributed investment income—net	39,718	77,271
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,932,953	7,460,532
Shares issued for dividends reinvested	125,967	243,390
Shares redeemed	(4,678,399)	(5,536,521)
Net Increase (Decrease) in Shares Outstanding	(619,479)	2,167,401
Investor Shares
Shares sold	60,676	98,103
Shares issued for dividends reinvested	6,615	13,088
Shares redeemed	(96,797)	(155,964)
Net Increase (Decrease) in Shares Outstanding	(29,506)	(44,773)
Dreyfus Premier Shares
Shares issued for dividends reinvested	20	42

See notes to financial statements.

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Two Months Ended
	February 28, 2009	Year Ended December 31,
	(Unaudited)[a]	2008[b]	2007[b,c]
Operations ($):
Investment income—net	718,780	4,144,055	4,017,532
Net realized gain (loss) on investments	(3,936)	20,068	203,025
Net unrealized appreciation (depreciation) on investments	2,481,663	(938,532)	514,471
Net Increase (Decrease) in Net Assets Resulting from Operations	3,196,507	3,225,591	4,735,028
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(625,683)	(3,598,570)	(3,438,535)
Investor Shares	(79,443)	(543,884)	(578,931)
Net realized gain on investments:
Class M Shares	—	(68,788)	(117,454)
Investor Shares	—	(10,087)	(20,561)
Total Dividends	(705,126)	(4,221,329)	(4,155,481)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	8,990,813	126,073,812	16,821,126
Investor Shares	86,897	4,658,301	383,375
Dividends reinvested:
Class M Shares	74,587	565,070	563,588
Investor Shares	60,854	418,905	463,142
Class C Shares	—	—	8
Cost of shares redeemed:
Class M Shares	(1,770,682)	(110,021,230)	(14,729,741)
Investor Shares	(367,508)	(5,889,948)	(1,912,848)
Class C Shares	—	—	(10,447)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	7,074,961	15,804,910	1,578,203
Total Increase (Decrease) in Net Assets	9,566,342	14,809,172	2,157,750
Net Assets ($):
Beginning of Period	129,896,985	115,087,813	112,930,063
End of Period	139,463,327	129,896,985	115,087,813
Undistributed investment income—net	13,654	—	63
Capital Share Transactions:
Class M Shares
Shares sold	822,665	11,647,326	1,569,026
Shares issued for dividends reinvested	6,798	53,897	52,613
Shares redeemed	(160,305)	(10,149,397)	(1,380,442)
Net Increase (Decrease) in Shares Outstanding	669,158	1,551,826	241,197
Investor Shares
Shares sold	7,865	429,958	35,671
Shares issued for dividends reinvested	5,547	39,188	43,233
Shares redeemed	(33,443)	(543,832)	(178,919)
Net Increase (Decrease) in Shares Outstanding	(20,031)	(74,686)	(100,015)
Class C Shares
Shares issued for dividends reinvested	—	—	1
Shares redeemed	—	—	(970)
Net Increase (Decrease) in Shares Outstanding	—	—	(969)

a The Fund has changed its fiscal year end from December 31st to August 31st.
b Represents information for the predecessor fund, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
c Prior to January 1, 2007, Class C shares accounts had been closed. On January 3, 2007, residual Class C Shares remaining were redeemed.

See notes to financial statements.

The Funds 81

STATEMENT OF CHANGES IN NET ASSETS (continued)

BNY Mellon Municipal
Opportunities Fund
Period Ended
February 28, 2009
(Unaudited)[a]
Operations ($):
Investment income—net	582,850
Net realized gain (loss) on investments	370,370
Net unrealized appreciation (depreciation) on investments	2,961,909
Net Increase (Decrease) in Net Assets Resulting from Operations	3,915,129
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(486,364)
Investor Shares	(570)
Net realized gain on investments:
Class M Shares	(20,209)
Investor Shares	(14)
Total Dividends	(507,157)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	63,315,062
Investor Shares	95,000
Dividends reinvested:
Class M Shares	149,146
Investor Shares	442
Cost of shares redeemed:
Class M Shares	(652,860)
Investor Shares	(344)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	62,906,446
Total Increase (Decrease) in Net Assets	66,314,418
Net Assets ($):
Beginning of Period	—
End of Period	66,314,418
Undistributed investment income—net	95,916
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,928,616
Shares issued for dividends reinvested	13,677
Shares redeemed	(58,878)
Net Increase (Decrease) in Shares Outstanding	5,883,415
Investor Shares
Shares sold	8,877
Shares issued for dividends reinvested	40
Shares redeemed	(31)
Net Increase (Decrease) in Shares Outstanding	8,886

a From October 15, 2008 (commencement of initial offering) to February 28, 2009.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from each fund’s financial statements.

			Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.84	12.81	13.01	13.25	13.34	13.09
Investment Operations:
Investment income—net[a]	.26	.52	.50	.50	.50	.51
Net realized and unrealized
gain (loss) on investments	(.27)	.02	(.20)	(.16)	(.03)	.29
Total from Investment Operations	(.01)	.54	.30	.34	.47	.80
Distributions:
Dividends from investment income—net	(.25)	(.51)	(.50)	(.50)	(.50)	(.51)
Dividends from net realized gain on investments	(.01)	—	—	(.08)	(.06)	(.04)
Total Distributions	(.26)	(.51)	(.50)	(.58)	(.56)	(.55)
Net asset value, end of period	12.57	12.84	12.81	13.01	13.25	13.34
Total Return (%)	(.01)[b]	4.32	2.36	2.64	3.62	6.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[c]	.51	.51	.51	.52	.52
Ratio of net expenses to average net assets	.52[c,d]	.51[d]	.51[d]	.51[d]	.52	.52[d]
Ratio of net investment income
to average net assets	4.16[c]	4.01	3.90	3.87	3.80	3.84
Portfolio Turnover Rate	26.83[b]	49.50	27.18	28.19	42.72	53.26
Net Assets, end of period ($ x 1,000)	1,225,432	1,045,019	944,909	807,634	732,711	646,793

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 83

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.83	12.80	13.00	13.23	13.33	13.08
Investment Operations:
Investment income—net[a]	.24	.48	.47	.47	.47	.48
Net realized and unrealized
gain (loss) on investments	(.26)	.03	(.20)	(.15)	(.04)	.29
Total from Investment Operations	(.02)	.51	.27	.32	.43	.77
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.47)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	(.01)	—	—	(.08)	(.06)	(.04)
Total Distributions	(.25)	(.48)	(.47)	(.55)	(.53)	(.52)
Net asset value, end of period	12.56	12.83	12.80	13.00	13.23	13.33
Total Return (%)	(.13)[b]	4.06	2.11	2.47	3.28	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.76	.76	.76	.77	.77
Ratio of net expenses to average net assets	.76[c,d]	.76[d]	.76[d]	.76[d]	.77	.77[d]
Ratio of net investment income
to average net assets	3.93[c]	3.77	3.65	3.62	3.56	3.60
Portfolio Turnover Rate	26.83[b]	49.50	27.18	28.19	42.72	53.26
Net Assets, end of period ($ x 1,000)	22,589	21,668	25,262	27,084	27,409	30,164

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon National	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.84	12.81	13.00	13.24	13.33	13.08
Investment Operations:
Investment income—net[a]	.21	.41	.39	.40	.40	.41
Net realized and unrealized
gain (loss) on investments	(.26)	.04	(.17)	(.16)	(.03)	.29
Total from Investment Operations	(.05)	.45	.22	.24	.37	.70
Distributions:
Dividends from investment income—net	(.21)	(.42)	(.41)	(.40)	(.40)	(.41)
Dividends from net realized gain on investments	(.01)	—	—	(.08)	(.06)	(.04)
Total Distributions	(.22)	(.42)	(.41)	(.48)	(.46)	(.45)
Net asset value, end of period	12.57	12.84	12.81	13.00	13.24	13.33
Total Return (%)[b]	(.30)[c]	3.46	1.68	1.88	2.85	5.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.26	1.26	1.26	1.27	1.27
Ratio of net expenses to average net assets	1.26[d,e]	1.26[e]	1.26[e]	1.26[e]	1.27	1.27[e]
Ratio of net investment income
to average net assets	3.42[d]	3.27	3.13	3.12	3.06	3.09
Portfolio Turnover Rate	26.83[c]	49.50	27.18	28.19	42.72	53.26
Net Assets, end of period ($ x 1,000)	159	177	327	2,474	4,656	5,945

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 85

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2009		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.69	12.59	12.59	12.63	12.81	12.86
Investment Operations:
Investment income—net[a]	.19	.41	.40	.33	.29	.29
Net realized and unrealized
gain (loss) on investments	(.06)	.10	—	(.04)	(.18)	(.05)
Total from Investment Operations	.13	.51	.40	.29	.11	.24
Distributions:
Dividends from investment income—net	(.19)	(.41)	(.40)	(.33)	(.29)	(.29)
Net asset value, end of period	12.63	12.69	12.59	12.59	12.63	12.81
Total Return (%)	1.06[b]	4.09	3.21	2.36	.91	2.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	.54	.55	.53	.54	.53
Ratio of net expenses to average net assets	.55[c,d]	.54[d]	.54	.53[d]	.53	.53
Ratio of net investment income
to average net assets	3.02[c]	3.23	3.14	2.65	2.31	2.28
Portfolio Turnover Rate	10.32[b]	22.93	33.74	49.94	40.92	28.12
Net Assets, end of period ($ x 1,000)	243,101	168,243	145,395	160,551	207,063	221,600

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2009		Year Ended August 31,
Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.68	12.58	12.58	12.62	12.79	12.84
Investment Operations:
Investment income—net[a]	.17	.38	.37	.31	.27	.29
Net realized and unrealized
gain (loss) on investments	(.06)	.10	(.01)	(.05)	(.18)	(.07)
Total from Investment Operations	.11	.48	.36	.26	.09	.22
Distributions:
Dividends from investment income—net	(.18)	(.38)	(.36)	(.30)	(.26)	(.27)
Net asset value, end of period	12.61	12.68	12.58	12.58	12.62	12.79
Total Return (%)	.86[b]	3.83	2.95	2.10	.73	1.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.80	.79	.79	.79
Ratio of net expenses to average net assets	.81[c,d]	.80[d]	.80[d]	.79[d]	.78	.79
Ratio of net investment income
to average net assets	2.74[c]	2.99	2.94	2.47	2.06	2.08
Portfolio Turnover Rate	10.32[b]	22.93	33.74	49.94	40.92	28.12
Net Assets, end of period ($ x 1,000)	2,009	662	635	277	150	94

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 87

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.35	12.43	12.66	12.92	13.13	12.95
Investment Operations:
Investment income—net[a]	.24	.48	.48	.48	.49	.50
Net realized and unrealized
gain (loss) on investments	(.31)	(.06)	(.20)	(.18)	(.13)	.21
Total from Investment Operations	(.07)	.42	.28	.30	.36	.71
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.48)	(.48)	(.49)	(.50)
Dividends from net realized gain on investments	(.04)	(.02)	(.03)	(.08)	(.08)	(.03)
Total Distributions	(.28)	(.50)	(.51)	(.56)	(.57)	(.53)
Net asset value, end of period	12.00	12.35	12.43	12.66	12.92	13.13
Total Return (%)	(.48)[b]	3.43	2.23	2.41	2.84	5.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[c]	.66	.66	.66	.66	.66
Ratio of net expenses to average net assets	.67[c,d]	.66[d]	.66[d]	.66[d]	.66	.66
Ratio of net investment income
to average net assets	4.08[c]	3.87	3.83	3.81	3.78	3.82
Portfolio Turnover Rate	3.06[b]	10.14	20.18	13.80	23.88	18.87
Net Assets, end of period ($ x 1,000)	491,097	566,767	610,618	646,610	656,901	681,295

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.33	12.41	12.65	12.91	13.13	12.95
Investment Operations:
Investment income—net[a]	.23	.46	.45	.46	.45	.47
Net realized and unrealized
gain (loss) on investments	(.30)	(.07)	(.21)	(.19)	(.13)	.21
Total from Investment Operations	(.07)	.39	.24	.27	.32	.68
Distributions:
Dividends from investment income—net	(.23)	(.45)	(.45)	(.45)	(.46)	(.47)
Dividends from net realized gain on investments	(.04)	(.02)	(.03)	(.08)	(.08)	(.03)
Total Distributions	(.27)	(.47)	(.48)	(.53)	(.54)	(.50)
Net asset value, end of period	11.99	12.33	12.41	12.65	12.91	13.13
Total Return (%)	(.53)[b]	3.17	1.89	2.15	2.50	5.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.91	.91	.91	.91	.92
Ratio of net expenses to average net assets	.92[c,d]	.91[d]	.91[d]	.91[d]	.91	.92
Ratio of net investment income
to average net assets	3.84[c]	3.63	3.59	3.57	3.50	3.56
Portfolio Turnover Rate	3.06[b]	10.14	20.18	13.80	23.88	18.87
Net Assets, end of period ($ x 1,000)	2,071	1,442	1,295	3,586	4,561	2,741

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 89

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.57	12.42	12.58	12.75	12.81	12.59
Investment Operations:
Investment income—net[a]	.23	.47	.47	.47	.47	.48
Net realized and unrealized
gain (loss) on investments	(.03)	.14	(.16)	(.14)	(.06)	.22
Total from Investment Operations	.20	.61	.31	.33	.41	.70
Distributions:
Dividends from investment income—net	(.23)	(.46)	(.47)	(.47)	(.47)	(.48)
Dividends from net realized gain on investments	—	—	—	(.03)	—	—
Total Distributions	(.23)	(.46)	(.47)	(.50)	(.47)	(.48)
Net asset value, end of period	12.54	12.57	12.42	12.58	12.75	12.81
Total Return (%)	1.64[b]	5.02	2.47	2.65	3.25	5.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[c]	.52	.53	.54	.54	.55
Ratio of net expenses to average net assets	.54[c,d]	.52[d]	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.74[c]	3.71	3.72	3.73	3.67	3.74
Portfolio Turnover Rate	9.82[b]	8.75	18.85	20.57	32.16	27.26
Net Assets, end of period ($ x 1,000)	365,529	374,115	342,583	299,263	228,239	197,140

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.57	12.42	12.58	12.75	12.80	12.59
Investment Operations:
Investment income—net[a]	.21	.44	.44	.44	.44	.45
Net realized and unrealized
gain (loss) on investments	(.03)	.14	(.16)	(.14)	(.05)	.21
Total from Investment Operations	.18	.58	.28	.30	.39	.66
Distributions:
Dividends from investment income—net	(.21)	(.43)	(.44)	(.44)	(.44)	(.45)
Dividends from net realized gain on investments	—	—	—	(.03)	—	—
Total Distributions	(.21)	(.43)	(.44)	(.47)	(.44)	(.45)
Net asset value, end of period	12.54	12.57	12.42	12.58	12.75	12.80
Total Return (%)	1.52[b]	4.76	2.21	2.40	3.07	5.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]	.77	.78	.79	.79	.80
Ratio of net expenses to average net assets	.79[c,d]	.77[d]	.75	.75	.75	.75
Ratio of net investment income
to average net assets	3.50[c]	3.47	3.48	3.49	3.43	3.50
Portfolio Turnover Rate	9.82[b]	8.75	18.85	20.57	32.16	27.26
Net Assets, end of period ($ x 1,000)	8,185	8,574	9,024	9,854	10,371	11,698

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 91

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2009		Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.60	12.45	12.61	12.78	12.83	12.61
Investment Operations:
Investment income—net[a]	.18	.38	.35	.37	.38	.38
Net realized and unrealized
gain (loss) on investments	(.02)	.14	(.14)	(.14)	(.05)	.22
Total from Investment Operations	.16	.52	.21	.23	.33	.60
Distributions:
Dividends from investment income—net	(.18)	(.37)	(.37)	(.37)	(.38)	(.38)
Dividends from net realized gain on investments	—	—	—	(.03)	—	—
Total Distributions	(.18)	(.37)	(.37)	(.40)	(.38)	(.38)
Net asset value, end of period	12.58	12.60	12.45	12.61	12.78	12.83
Total Return (%)[b]	1.35[c]	4.25	1.71	1.89	2.59	4.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[d]	1.27	1.28	1.29	1.29	1.30
Ratio of net expenses to average net assets	1.28[d,e]	1.27[e]	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	3.00[d]	2.97	2.96	2.99	2.98	3.01
Portfolio Turnover Rate	9.82[c]	8.75	18.85	20.57	32.16	27.26
Net Assets, end of period ($ x 1,000)	18	18	17	165	202	655

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
[d]	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

			Class M Shares†
	Two Months Ended
BNY Mellon New York	February 28, 2009[a]		Year Ended December 31,
Intermediate Tax-Exempt Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.71	10.81	10.75	10.74	10.89	11.00
Investment Operations:
Investment income—net[b]	.06	.37	.38	.37	.35	.35
Net realized and unrealized
gain (loss) on investments	.21	(.09)	.07	.01	(.14)	(.08)
Total from Investment Operations	.27	.28	.45	.38	.21	.27
Distributions:
Dividends from investment income—net	(.06)	(.37)	(.38)	(.37)	(.35)	(.35)
Dividends from net realized gain on investments	—	(.01)	(.01)	(.00)[c]	(.01)	(.03)
Total Distributions	(.06)	(.38)	(.39)	(.37)	(.36)	(.38)
Net asset value, end of period	10.92	10.71	10.81	10.75	10.74	10.89
Total Return (%)	2.41[d]	2.64	4.33	3.64	2.01	2.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[e]	.75	.75	.76	.77	.85
Ratio of net expenses to average net assets	.59[e]	.59	.59	.59	.59	.68
Ratio of net investment income
to average net assets	3.28[e]	3.49	3.56	3.46	3.26	3.19
Portfolio Turnover Rate	.17[d]	6	17	13	16	11
Net Assets, end of period ($ x 1,000)	123,175	113,699	97,935	94,789	95,160	88,706

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.

See notes to financial statements.

The Funds 93

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares†
	Two Months Ended
BNY Mellon New York	February 28, 2009[a]		Year Ended December 31,
Intermediate Tax-Exempt Bond Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	10.72	10.82	10.76	10.75	10.90	11.01
Investment Operations:
Investment income—net[b]	.05	.34	.35	.34	.33	.32
Net realized and unrealized
gain (loss) on investments	.20	(.08)	.08	.01	(.14)	(.08)
Total from Investment Operations	.25	.26	.43	.35	.19	.24
Distributions:
Dividends from investment income—net	(.05)	(.35)	(.36)	(.34)	(.33)	(.32)
Dividends from net realized gain on investments	—	(.01)	(.01)	(.00)[c]	(.01)	(.03)
Total Distributions	(.05)	(.36)	(.37)	(.34)	(.34)	(.35)
Net asset value, end of period	10.92	10.72	10.82	10.76	10.75	10.90
Total Return (%)	2.19[e]	2.39[d]	4.07[d]	3.38[d]	1.76[d]	2.19[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[f]	1.00	1.00	1.01	1.02	1.11
Ratio of net expenses to average net assets	.84[f]	.84	.84	.84	.84	.94
Ratio of net investment income
to average net assets	3.04[f]	3.24	3.31	3.21	3.00	2.93
Portfolio Turnover Rate	.17[e]	6	17	13	16	11
Net Assets, end of period ($ x 1,000)	16,288	16,198	17,153	18,131	20,164	22,844

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

	Period Ended February 28, 2009[a] (Unaudited)
	Class M	Investor
BNY Mellon Municipal Opportunities Fund	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	10.00	10.00
Investment Operations:
Investment income—net[b]	.16	.16
Net realized and unrealized
gain (loss) on investments	1.24	1.24
Total from Investment Operations	1.40	1.40
Distributions:
Dividends from investment income—net	(.14)	(.13)
Dividends from net realized gain on investments	(.01)	(.01)
Total Distributions	(.15)	(.14)
Net asset value, end of period	11.25	11.26
Total Return (%)[c]	14.08	13.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.96	1.17
Ratio of net expenses to average net assets[d]	.75	1.00
Ratio of net investment income
to average net assets[d]	4.26	3.95
Portfolio Turnover Rate[c]	50.91	50.91
Net Assets, end of period ($ x 1,000)	66,214	100

a	From October 15, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds 95

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-one series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, which commenced operations on October 15, 2008 (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration

Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets, subject to the liabilities, of BNY Hamilton IntermediateTax-Exempt Fund,a series of BNY Hamilton Funds, Inc. (the “Intermediate Tax-Exempt Fund”) were transferred to BNY Mellon National Intermediate Municipal Bond Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of Beneficial Interest of the Acquiring Fund of equal value. Shareholders of Institutional and Class A shares of the Intermediate Tax-Exempt Fund received Class M and Investor shares, respectively, of the Acquiring Fund, in each case in an amount equal to the aggregate net asset value of their investment in the Intermediate Tax-Exempt Fund at the time of the exchange.The net asset value of the Acquiring Fund’s shares on the close of business on September 12, 2008, after the reorganization, was $12.88 for Class M Shares and $12.86 for Investor Shares, and a total of 16,401,596 Class M shares and 44,887 Investor shares, representing net assets of $211,751,479 (including $3,851,505 net unrealized appreciation on investments) were issued to the shareholders of the IntermediateTax-Exempt Fund in the exchange.The exchange was a tax-free event to shareholders of the Intermediate Tax-Exempt Fund.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are

subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S.Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the

Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

The fund adopted Statement of Financial Accounting Standards No.157“FairValue Measurements”(“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identi-
cal investments.

Level 2—other significant observable inputs (includ-
ing quoted prices for similar securities, interest rates,
prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including
the fund’s own assumptions in determining the fair
value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Table 1 summarizes the inputs used as of February 28, 2009 in valuing the fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are

The Funds 97

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1.

Investments in Securities
				Level 2—Other	Level 3—Other
	Level 1—Quoted			Significant	Significant
		Prices	Observable Inputs		Observable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($) Liabilities ($)	Total
Assets ($):
BNY Mellon National
Intermediate
Municipal Bond Fund	—		1,229,616,978	—	—	1,229,616,978
BNY Mellon National
Short-Term
Municipal Bond Fund	—		246,488,305	—	—	246,488,305
BNY Mellon
Pennsylvania
Intermediate
Municipal Bond Fund	—		493,139,198	—	—	493,139,198
BNY Mellon
Massachusetts
Intermediate
Municipal Bond Fund	—		369,821,859	—	—	369,821,859
BNY Mellon New York
Intermediate
Tax-Exempt Bond Fund	—		137,641,697	—	—	137,641,697
BNY Mellon Municipal
Opportunities Fund	—		65,258,504	—	—	65,258,504

Other Financial Instruments ($)†
				Level 2—Other	Level 3—Other
	Level 1—Quoted			Significant	Significant
		Prices	Observable Inputs		Observable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($) Liabilities ($)	Total
Assets ($):
BNY Mellon National
Intermediate
Municipal Bond Fund	—	—	—	—
BNY Mellon National
Short-Term
Municipal Bond Fund	—	—	—	—
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund	—	—	—	—
BNY Mellon
Massachusetts
Intermediate Municipal
Bond Fund	—	—	—	—
BNY Mellon New York
Intermediate
Tax-Exempt Bond Fund	—	—	—	—
BNY Mellon Municipal
Opportunities Fund	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and any options contracts.

recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statement of Operations.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2009, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2008, and December 31, 2008 as to BNY Mellon New York Intermediate Tax-Exempt Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2008.

Table 2.

Expiring in fiscal†	2014 ($)†	2015 ($)†	2016 ($)†	Total ($)†
BNY Mellon National Short-Term Municipal Bond Fund	439,406	501,053	99,584	1,040,043
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	—	67,779	508,790	576,569
† If not applied, the carryovers expire in the above years.

The Funds 99

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2008. BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s tax character of distributions paid to shareholders is based on its fiscal year ended December 31, 2008. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNY Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the BNYM Facility limit the amount of individual fund borrowings. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. In connection therewith, each fund has agreed to pay facility fees on its pro rata portion of the BNYM Facility. During the period ended February 28, 2009, the funds did not borrow under the BNYM Facility.

Effective October 15, 2008, in addition to its participation in the BNYM Facility, BNY Mellon New York Intermediate Tax-Exempt Bond Fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. (the “Citibank Facility”) to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, BNY Mellon New York Intermediate Tax-Exempt Bond Fund has agreed to pay its pro rata portion of facility fees for its participation in

Table 3.

the Citibank Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the Citibank Facility at the time of borrowing. During the period ended February 28, 2009, the fund did not borrow under the Citibank Facility.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the BNY Mellon National Intermediate Municipal Bond Fund,.35% of the BNY Mellon National Short-Term Municipal Bond Fund, .50% of the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of the BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement with The Bank of NewYork Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon had entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2008	2008	2008
BNY Mellon National Intermediate Municipal Bond Fund	40,807,287	—	—
BNY Mellon National Short-Term Municipal Bond Fund	5,173,277	—	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	23,083,337	212,223	791,853
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	13,720,837	—	—
BNY Mellon New York Intermediate Tax-Exempt Bond Fund†	4,142,454	—	78,875

† For the year ended December 31, 2008.

The Investment Adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the BNY Mellon National Intermediate Municipal Bond Fund until September 30, 2010, so that the direct expenses of Class M shares and Investor shares of the Fund, exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .69% and .94%, respectively.

The Investment Adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the BNY Mellon New York Intermediate Tax-Exempt Bond Fund until September 30, 2010, so that the direct expenses of neither class, exclusive of shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .59%.

The Investment Adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the BNY Mellon Municipal Opportunities Fund from October 15, 2008 through December 31, 2009, so that the direct expenses of neither class, exclusive of shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses, do not exceed .75%.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 28, 2009, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $394 and $43, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY

Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 28, 2009, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 4.

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$26,665
BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	197
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	1,921
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	2,183
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	10,472
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
(Dreyfus Premier Shares)	22
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	6,651
BNY Mellon Municipal Opportunities
Fund (Investor Shares)	45

The Funds 101

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amounts the funds were charged during the period ended February 28, 2009 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

Table 5.
BNY Mellon National Intermediate
Municipal Bond Fund	$ 1,456
BNY Mellon National Short-Term
Municipal Bond Fund	37
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	62
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	439
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	419
BNY Mellon Municipal Opportunities Fund	13

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the relevant funds. Table 6 summarizes the amounts the funds were charged during the period ended February 28, 2009, pursuant to the custody agreement.

Table 6.
BNY Mellon National Intermediate
Municipal Bond Fund	$ 49,995
BNY Mellon National Short-Term
Municipal Bond Fund	7,962
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	21,189
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	14,672
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	1,860
BNY Mellon Municipal Opportunities Fund	2,269

During the period ended February 28, 2009, each fund was charged $2,394 for services performed by the Chief Compliance Officer. Table 7 summarizes the components of “Due to the Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000.

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	337,123	61	4,238	31,741	1,995	—
BNY Mellon National Short-Term
Municipal Bond Fund	62,775	_	386	4,727	1,995	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	196,135	_	397	13,049	1,995	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	100,884	7	1,585	9,602	1,995	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	53,347	—	3,154	3,324	1,995	(13,158)
BNY Mellon Municipal
Opportunities Fund	23,064	—	19	1,851	1,995	(5,339)

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2009.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. At February 28, 2009, there were no financial futures contracts oustanding.

Table 9 summarizes accumulated net unrealized appreciation on investments for each fund at February 28, 2009.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

Table 8.

		Purchases ($)		Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund		495,665,048		303,413,769
BNY Mellon National Short-Term Municipal Bond Fund		92,951,717		17,481,759
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		15,887,483		90,070,346
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		34,772,994		40,646,658
BNY Mellon New York Intermediate Tax-Exempt Bond Fund		3,150,269		215,000
BNY Mellon Municipal Opportunities Fund		72,276,482		17,376,038

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,235,478,789	40,094,822	45,956,633	(5,861,811)
BNY Mellon National Short-Term Municipal Bond Fund	245,671,982	2,911,621	2,095,298	816,323
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	500,795,423	14,798,725	22,454,950	(7,656,225)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	363,826,245	12,920,314	6,924,700	5,995,614
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	133,453,567	4,757,592	569,462	4,188,130
BNY Mellon Municipal Opportunities Fund	62,296,595	3,071,997	110,088	2,961,909

The Funds 103

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE BNY MELLON MUNICIPAL OPPORTUNITIES FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on September 9, 2008, the Board considered the approval of the Trust’s Investment Advisory Agreement with respect to the BNY Mellon Municipal Opportunities Fund through its renewal date of June 1, 2010, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, will provide the fund with investment advisory services. The Board members also considered the approval of the Trust’s Administration Agreement with The Bank of New York Mellon (“BNY Mellon”) for a one year term, pursuant to which BNY Mellon will provide the fund with administrative services. BNY Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which BNY Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services to be Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the other funds comprising the Trust, and representatives of Dreyfus confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Investment Advisory Agreement. The Board members also referenced information provided and discussed at previous meetings regarding the funds’ distribution of accounts, the diversity of distribution of the funds and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the funds’ distribution channels.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Advisory Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance.The Board discussed with representatives of Dreyfus the fund’s investment objective and policies and primary portfolio manager.

The Board members reviewed comparisons of the fund’s proposed advisory fee to those of funds in the Lipper General Municipal Debt Funds category. The fund’s contractual advisory fee was above the average and median advisory or adviser/administration fees of the funds in the category (both with and without any fee waivers and reimbursements). The fund’s total expense ratio (as limited through December 31, 2009 by agreement with BNY Mellon Fund Advisers) was below the average and median for the category (net of any fee waivers and reimbursements).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates included in the Lipper General Municipal Debt Funds category (the “Similar Funds”). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fee to be paid in light of the services to be provided to the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fees.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus’ representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the fund, and noted the unlikelihood of future soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that Dreyfus may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels, and discussed the renewal requirements for advisory agreements and their ability to review the advisory fees annually after an initial term of the Investment Advisory Agreement with respect to the fund.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Trust’s Investment Advisory Agreement with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and qual- ity of the services to be provided by Dreyfus to the fund are adequate and appropriate.
  The Board concluded that the fee to be paid by the fund to Dreyfus was reasonable in light of the services to be provided, comparative advisory fee information and benefits anticipated to be derived by Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from its relationship with the fund.
  The Board determined that because the fund had not commenced operations, economies of scale were not a factor, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of theTrust’s Investment Advisory Agreement and Administration Agreement with respect to the fund was in the best interests of the fund and its shareholders.

The Funds 105

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX	
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX	
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX	
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX	

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2009 MBSC Securities Corporation

MFTSA0209-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT

February 28, 2009

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	26

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present to you this semiannual report for the BNY Mellon Funds Trust, covering the six-month period from September 1, 2008, through February 28, 2009.

The U.S. economy has continued to weaken amid plunging housing prices, rising unemployment and tight credit conditions. Although government and monetary authorities have responded aggressively with massive bailouts, liquidity injections and economic stimulus programs, most other asset classes have performed poorly. In addition, the federal government subsequently stepped in with a guarantee of money market assets for certain funds, while others received financial support from their sponsors. While these actions have restored some level of investor confidence in the money markets, the Fed's maintenance of near-zero short-term interest rates coupled with record levels of investor demand have put downward pressure on money-market yields, creating a new set of challenges for those seeking a relative safe haven.

We so far have seen no signs of imminent improvement in the economic climate, but the financial markets appear to have priced in investors' generally low expectations. In previous recessions, the markets have tended to anticipate economic rebounds before they occur, leading to major market rallies when few expected them. That is why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one's future goals and attitudes toward risk. As always, we urge you to consult with your portfolio manager, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 1.92%, and Investor shares produced an annualized yield of 1.67%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 1.94% and 1.68%, respectively.1

Despite turmoil affecting some prime money market funds early in the reporting period, yields of money market instruments declined by the end of the reporting period to historically low levels, as the Federal Reserve Board (the “Fed”) reduced short-term interest rates to nearly zero in an attempt to stimulate a faltering U.S. economy and address an intensifying financial crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Economic Slump and Financial Crisis Roiled Money Markets

Economic conditions in the United States already had begun to deteriorate by the start of the reporting period as a result of severe weakness in housing markets, rising unemployment and declining consumer confidence. In response, the Fed implemented several reductions in short-term interest rates, which drove the overnight federal funds rate from 5.25% in September 2007 to 2.00% at the start of the reporting period.

Meanwhile, a credit crisis that originated in the sub-prime mortgage market in 2007 intensified over the summer of 2008 as mortgage foreclosure rates surged and institutional investors continued to de-lever their portfolios to meet redemption requests and margin calls resulting from severe losses in mortgage- and asset-backed securities. Despite earlier efforts by federal regulators to contain the credit crunch, it escalated into a full-blown global financial crisis in September 2008, punishing a number of major financial institutions.

In the ensuing tumult, the U.S. government effectively nationalized insurer AIG and mortgage agencies Fannie Mae and Freddie Mac, Lehman Brothers filed for bankruptcy,Washington Mutual was seized by regulators, and Merrill Lynch and Wachovia were sold to former rivals. The U.S. Department of the Treasury launched the $700 billion Troubled Assets Relief Program (TARP) to shore up the nation’s banking system. For its part, the Fed responded with massive injections of liquidity into the banking system and three additional rate cuts over the reporting period, which pushed its target for the federal funds rate to a record low of 0% to 0.25%.

The Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market, which forced one venerable prime money market fund’s net asset value below $1 per share. Other funds’ sponsors stepped in with cash infusions that enabled them to maintain a stable net asset value.To prevent a surge in withdrawals, shore up investor confidence and help restore stability to the financial system, the U.S. Department of the Treasury initiated the Temporary Guarantee Program for Money Market Funds, which the fund is currently participating in. These measures calmed investors to a degree, and assets flowed back into prime money market funds.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Independent Research Helped Avoid Credit Problems

As always, we invested exclusively in high-quality money market instruments that have been independently approved by our credit analysts. In light of the challenging issues confronting the market, we adopted a more conservative credit selection strategy, removing a number of banks from our approved list and focusing on direct obligations over those with third-party credit enhancements.

In addition, we reduced the fund’s weighted average maturity from a position that was longer than industry averages at the start of the reporting period to one that was significantly shorter than average. We achieved this position by increasing the fund’s holdings of short-term corporate commercial paper with maturities of up to two weeks.We also allocated a significant portion of the fund’s assets to taxable variable-rate demand notes from municipal issuers and sovereign short-term instruments backed by foreign governments. Conversely, we reduced the fund’s exposure to corporate-backed floating-rate instruments, bank certificates of deposit and bank notes.

Maintaining a Conservative Investment Posture

As of the reporting period’s end, the economic downturn has appeared to accelerate. In addition, while liquidity has largely been restored to the money markets, global credit markets generally remain fragile.Therefore, we intend to maintain the fund’s conservative credit selection and interest-rate strategies, which we believe is a prudent course in today’s challenging economic environment.

March 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2008, through February 28, 2009, as provided by J. Christopher Nicholl and John F. Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2009, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 1.42%, and Investor shares produced an annualized yield of 1.18%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 1.43% and 1.18%, respectively.1

Despite challenging liquidity conditions early in the reporting period that drove yields of floating-rate municipal money market instruments to unusual heights, yields of tax-exempt money market instruments declined by the end of the reporting period to historically low levels, as the Federal Reserve Board (the “Fed”) reduced short-term interest rates to nearly zero in an attempt to stimulate a faltering U.S. economy and address an intensifying financial crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Economic Slump and Financial Crisis Roiled Money Markets

Economic conditions in the United States already had begun to deteriorate by the start of the reporting period as a result of severe weakness in housing markets, rising unemployment and declining consumer confidence. In response, the Fed implemented several reductions in the overnight federal funds rate, which fell from 5.25% in September 2007 to 2% at the start of the reporting period.

Meanwhile, a credit crisis that originated in the sub-prime mortgage market in 2007 intensified over the summer of 2008 as mortgage foreclosure rates surged and institutional investors continued to de-lever their portfolios to meet margin calls resulting from severe losses in mortgage- and asset-backed securities. Despite earlier efforts by regulators to contain the credit crunch, it escalated into a global financial crisis in September 2008, punishing major financial institutions, including dealers and insurers of municipal money market instruments.

In the ensuing tumult, the U.S. government effectively nationalized insurer AIG and mortgage agencies Fannie Mae and Freddie Mac, Lehman Brothers filed for bank-ruptcy,Washington Mutual was seized by regulators, and Merrill Lynch and Wachovia were sold to former rivals. The U.S. Department of the Treasury launched the $700 billionTroubled Assets Relief Program (TARP) to shore up the nation’s banking system. For its part, the Fed responded with massive injections of liquidity into the banking system and three additional rate cuts over the reporting period, which drove its target for the federal funds rate to a record low of 0% to 0.25%.

These developments led to heightened risk aversion among broker-dealers, who became reluctant to hold municipal securities in their inventories.The resulting

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

difficult liquidity conditions caused dislocations among short-term money market instruments, including tax-exempt variable rate demand notes (“VRDNs”), and a surge in redemptions from some money market funds. In an effort to shore up investor confidence and help restore stability to the financial system, the U.S. Department of the Treasury initiated the Temporary Guarantee Program for Money Market Funds, which the fund is currently participating in. These measures calmed investors to a degree, and yields of VRDNs returned to normalized levels.

The financial crisis and economic downturn put pressure on the fiscal conditions of most states and municipalities, which encountered reduced sales and income tax collections and intensifying demands on social services programs. Faced with revenue shortfalls over the foreseeable future, state and local governments have struggled to find ways to balance their budgets.

Independent Research Helps Avoid Credit Problems

As always, we invested exclusively in high-quality municipal obligations that have been independently approved by our credit analysts. In light of the issues confronting the market, we maintained a conservative credit selection strategy, removing a number of banks from our approved list and focusing on direct municipal obligations over those with third-party credit enhancements.

We reduced the fund’s weighted average maturity, which ended the reporting period in a range that was roughly in line with industry averages.We achieved this position by modestly increasing the fund’s holdings of VRDNs and reducing its exposure to tax-exempt commercial paper.

Maintaining a Conservative Investment Posture

As of the reporting period’s end,the economic downturn has appeared to accelerate. In addition, while liquidity has largely been restored to the short-term municipal securities market, credit markets generally remain fragile. Therefore, we intend to maintain the fund’s conservative credit selection and interest-rate strategies, which we believe is a prudent course in today’s challenging economic environment.

March 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2008 to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment†
assuming actual returns for the six months ended February 28, 2009
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.64	$ 2.89
Ending value (after expenses)	$1,009.60	$1,008.30
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.34	$ 2.59
Ending value (after expenses)	$1,007.10	$1,005.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2009
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.66	$ 2.91
Ending value (after expenses)	$1,023.16	$1,021.92
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.35	$ 2.61
Ending value (after expenses)	$1,023.46	$1,022.22

† Expenses are equal to the BNY Mellon Money Market Fund annualized expense ratio of .33% for Class M and .58% for Investor Shares and BNY Mellon National
Municipal Money Market Fund, .27% for Class M and .52% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank	Principal			Principal
Certificates of Deposit—5.8%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)
Allied Irish Banks			JPMorgan Chase & Co.
1.62%, 7/29/09	16,100,000	16,100,665	0.25%—0.35%, 3/5/09—3/12/09	80,000,000	79,993,819
Banco Bilbao Vizcaya			KFW International Finance Inc.
Argenteria Puerto Rico			0.26%, 3/3/09	50,000,000 [b]	49,999,278
3.08%, 5/26/09	20,000,000	20,000,233	Long Island College Hospital NY
Banco Santander			1.25%, 3/4/09	25,700,000	25,697,323
Puerto Rico (Yankee)			Northern California
2.56%, 3/11/09	20,000,000	20,000,000	Transmission Agency
Bank of Nova Scotia (Yankee)			2.00%, 3/16/09	49,875,000	49,875,000
2.83%, 5/8/09	20,000,000	20,000,728	Salvation Army
Royal Bank of Canada			0.45%, 3/4/09	40,000,000	39,998,500
1.97%, 3/18/09	25,000,000 [a]	25,000,000	Salvation Army
Westpac Banking Corp.			0.40%, 3/10/09	30,000,000	29,997,000
3.24%, 8/25/09	10,000,000	10,000,476
			San Jose CA
Total Negotiable Bank			0.40%, 3/5/09	41,786,000	41,784,143
Certificates of Deposit
			Societe Generale N.A. Inc.
(cost $111,102,102)		111,102,102
			0.43%—2.89%,
			3/6/09—3/11/09	70,000,000	69,983,489
Commercial Paper—58.9%			State Street Boston Corp.
Abbey National North America LLC			0.43%, 3/4/09	60,000,000	59,997,850
3.05%, 4/21/09	15,000,000	14,935,188	Winston Salem NC
Bank of America Corp.			1.75%, 3/3/09	25,000,000	25,000,000
0.42%, 3/2/09	20,000,000	19,999,767	Yale University
Bank of America Corp.			1.90%, 3/12/09	25,500,000	25,485,196
0.25%, 3/9/09	50,000,000	49,997,222	Total Commercial Paper
Bank of Ireland			(cost $1,117,432,692)	1,117,432,692
0.55%, 3/12/09	25,000,000 [b]	24,995,799
BNP Paribas Finance Inc.			Notes—34.7%
0.32%, 3/6/09	50,000,000	49,997,778
			Allied Irish Banks
Calyon
			1.65%, 5/7/09	30,000,000 [a]	30,000,000
0.27%, 3/6/09	70,000,000	69,997,375
			Andrew W. Mellon Foundation NY
Chevron Funding Corporation
			0.75%, 3/7/09	23,700,000 [a]	23,700,000
0.30%, 3/5/09—3/18/09	75,000,000	74,992,083
			Bank of Ireland
Danske Corp., Inc.
			1.90%, 3/18/09	3,000,000 [a]	2,981,314
1.09%—1.45%,
7/27/09—10/16/09	80,000,000 [b]	79,412,479	Bank of Scotland PLC
Deutsche Bank Financial LLC			1.45%, 5/7/09	40,000,000 [a]	39,971,785
0.15%, 3/2/09	60,000,000	59,999,750	BBVA U.S. Senior, S.A. Unipersonal
District of Columbia Water			1.21%, 4/17/09	24,600,000 [a,b]	24,593,610
and Sewer Authority			California Educational
0.50%, 3/5/09	25,400,000	25,400,000	Facilities Authority
General Electric Capital Corp.			1.77%, 3/1/09	8,160,000 [a]	8,160,000
0.30%—1.95%,			Cleveland OH
3/18/09—5/21/09	75,000,000	74,895,222	0.65%, 3/7/09	24,060,000 [a]	24,060,000
ING (US) Funding LLC			Cleveland OH Airport System
0.28%—0.29%, 3/3/09—3/4/09	75,000,000	74,998,431	1.05%, 3/7/09	32,000,000 [a]	32,000,000

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Notes (continued)	Amount ($)	Value ($)	Notes (continued)	Amount ($)	Value ($)

Colorado Educational and			New York City NY Transitional
Cultural Facilities Authority			Finance Authority
0.85%, 3/7/09	63,750,000 [a]	63,750,000	1.75%, 3/7/09	79,700,000 [a]	79,700,000
Denver CO			New York State Housing
1.47%—4.00%, 3/7/09	65,000,000 [a]	65,000,000	Development Corporation
Franklin County GA Industrial			1.40%, 3/7/09	36,075,000 [a]	36,075,000
Building Authority			New York State Urban
1.00%, 3/7/09	11,000,000 [a]	11,000,000	Development Corporation
Massachusetts Development			3.50%, 12/15/09	9,545,000	9,581,835
Finance Agency			Palm Bay FL
1.08%, 3/7/09	4,800,000 [a]	4,800,000	3.50%, 3/7/09	34,230,000 [a]	34,230,000
Massachusetts Health and			Portland ME
Education Facilities Authority			4.75%, 3/7/09	26,300,000 [a]	26,300,000
0.80%, 3/7/09	12,000,000 [a]	12,000,000	Roanoke Rapids NC
Massachusetts Housing			0.85%, 3/7/09	11,450,000 [a]	11,450,000
Finance Agency			Texas
5.00%, 3/7/09	7,920,000 [a]	7,920,000	4.75%, 3/7/09	64,845,000 [a]	64,845,000
Minnesota Higher Education			Total Notes
Coordinating Board			(cost $659,968,544)		659,968,544
1.75%, 3/7/09	11,000,000 [a]	11,000,000
Mississippi Business Finance Corp.			Total Investments
1.50%, 3/7/09	31,000,000 [a]	31,000,000	(cost $1,888,503,338)	99.4%	1,888,503,338
Nassau County NY Industrial			Cash and Receivables (Net)	.6%	11,626,477
Development Authority
0.85%, 3/7/09	5,850,000 [a]	5,850,000	Net Assets	100.0%	1,900,129,815

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, these securities amounted to $179,001,166 or 9.4% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	40.0	Finance	3.9
Foreign/Governmental	8.1	Housing	3.6
Education	6.6	Other	32.4
Special Tax	4.8		99.4

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS February 28, 2009 (Unaudited)

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—99.9%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.2%
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health
System, Inc.) (LOC; Bank of Nova Scotia)	0.62	3/7/09	25,000,000 [a]	25,000,000
Arizona—1.3%
Maricopa County Industrial Development Authority,
Revenue (Valley of the Sun YMCA) (LOC; U.S. Bank NA)	0.60	3/7/09	7,500,000 [a]	7,500,000
Sun Devil Energy Center LLC, Revenue, Refunding
(Arizona State University Project) (Insured; Assured
Guaranty and Liquidity Facility; Royal Bank of Canada)	0.66	3/7/09	7,000,000 [a]	7,000,000
Verrado Western Overlay Community Facilities District, GO
Notes (DMB White Tank, LLC Project) (LOC; Compass Bank)	0.62	3/7/09	8,500,000 [a]	8,500,000
Yavapai County Industrial Development Authority, HR (Northern
Arizona Healthcare System) (LOC; Banco Bilbao Vizcaya Argentaria)	0.58	3/7/09	3,295,000 [a]	3,295,000
California—1.6%
California Educational Facilities Authority,
Revenue (Loyola Marymount University) (LOC; Allied Irish Banks)	1.10	3/7/09	8,000,000 [a]	8,000,000
M-S-R Public Power Agency, Subordinate Lien Revenue
(San Juan Project) (LOC; Dexia Credit Locale)	0.65	3/1/09	24,900,000 [a]	24,900,000
Colorado—4.5%
Colorado Health Facilities Authority, HR (North Colorado Medical
Center, Inc. Project) (LOC; Banco Bilbao Vizcaya Argentaria)	0.55	3/1/09	13,000,000 [a]	13,000,000
Colorado School of Mines Board of Trustees, Enterprise
Improvement Revenue (LOC; Dexia Credit Locale)	0.80	3/1/09	28,625,000 [a]	28,625,000
Colorado School of Mines Board of Trustees,
Enterprise Revenue, Refunding (LOC; Dexia Credit Locale)	0.75	3/7/09	26,540,000 [a]	26,540,000
Commerce City Northern Infrastructure General
Improvement District, GO (LOC; U.S. Bank NA)	0.67	3/7/09	6,150,000 [a]	6,150,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	0.67	3/7/09	9,390,000 [a]	9,390,000
Parker Automotive Metropolitan District, GO Notes (LOC; U.S. Bank NA)	0.67	3/7/09	3,500,000 [a]	3,500,000
Triview Metropolitan District, GO Notes,
Refunding (LOC; Banco Bilbao Vizcaya Argentaria)	0.67	3/7/09	6,740,000 [a]	6,740,000
District of Columbia—.7%
District of Columbia, Multimodal GO, Refunding (LOC; Allied Irish Banks)	0.65	3/7/09	4,285,000 [a]	4,285,000
District of Columbia, University Revenue (Georgetown
University Issue) (LOC; JPMorgan Chase Bank)	0.52	3/7/09	9,640,000 [a]	9,640,000
Florida—3.7%
Alachua County Health Facilities Authority, Continuing Care
Retirement Community Revenue (Oak Hammock at the
University of Florida Project) (LOC; Bank of Scotland)	0.65	3/1/09	9,700,000 [a]	9,700,000
Florida Municipal Power Agency, Revenue, Refunding
(All-Requirements Power Supply Project) (LOC; Bank of America)	0.60	3/1/09	15,000,000 [a]	15,000,000
JEA, District Energy System Revenue
(LOC; State Street Bank and Trust Co.)	0.63	3/7/09	7,045,000 [a]	7,045,000
Leesburg, HR, Refunding (The Villages Regional
Hospital Project) (LOC; Bank of Nova Scotia)	0.57	3/7/09	6,000,000 [a]	6,000,000

10

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
North Broward Hospital District, Revenue,
Refunding (LOC; TD Banknorth NA)	0.52	3/7/09	17,100,000 [a]	17,100,000
Port Orange, Revenue (Palmer College of
Chiropractic Florida Project) (LOC; ABN-AMRO)	0.65	3/7/09	9,185,000 [a]	9,185,000
Tohopekaliga Water Authority, Utility System
Revenue (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.56	3/7/09	12,900,000 [a]	12,900,000
Georgia—4.1%
Atlanta, Water and Wastewater Revenue, CP
(LOC: Bank of America, Dexia Credit Locale,
JPMorgan Chase Bank, and Lloyds TSB Bank PLC)	1.35	3/5/09	33,111,000	33,111,000
Clayton County Housing Authority, MFHR, Refunding
(Chateau Forest Apartments Project) (Insured; FSA
and Liquidity Facility; Societe Generale)	1.35	3/7/09	6,530,000 [a]	6,530,000
Cobb County Development Authority, Educational Facilities Revenue
(Mount Paran Christian School, Inc. Project) (LOC; Wells Fargo Bank)	0.61	3/7/09	10,780,000 [a]	10,780,000
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Second Indenture Series)
(LOC: Bayerische Landesbank and Westdeutsche Landesbank)	0.65	3/7/09	36,200,000 [a]	36,200,000
Hawaii—.2%
Hawaii Housing Finance and Development Corporation, MFHR
(Lokahi Ka’u) (Liquidity Facility; FHLMC)	0.65	3/7/09	5,200,000 [a]	5,200,000
Idaho—.2%
Power County, PCR (FMC Corporation Project)
(LOC; Wachovia Bank)	0.70	3/1/09	5,225,000 [a]	5,225,000
Illinois—4.6%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.50	3/7/09	14,850,000 [a]	14,850,000
Chicago, Second Lien Water Revenue, Refunding
(LOC; State Street Bank and Trust Co.)	0.50	3/7/09	3,225,000 [a]	3,225,000
Illinois Educational Facilities Authority,
Revenue (The University of Chicago)	1.95	5/5/09	18,000,000	18,000,000
Illinois Finance Authority, Revenue (Chicago Symphony
Orchestra) (LOC; Royal Bank of Scotland)	0.30	3/7/09	8,000,000 [a]	8,000,000
Illinois Finance Authority, Revenue (Northwestern University)	0.58	2/1/10	18,400,000	18,400,000
Illinois Finance Authority, Revenue
(Resurrection Health Care) (LOC; JPMorgan Chase Bank)	0.75	3/1/09	5,125,000 [a]	5,125,000
Illinois Finance Authority, Revenue (Southern Illinois
Healthcare Enterprises, Inc.) (LOC; Bank of Nova Scotia)	0.60	3/7/09	4,580,000 [a]	4,580,000
Illinois Finance Authority, Revenue, Refunding (The University
of Chicago Medical Center) (LOC; Wells Fargo Bank)	0.53	3/7/09	4,160,000 [a]	4,160,000
Illinois Finance Authority, Revenue, Refunding (The University
of Chicago Medical Center) (LOC; Wells Fargo Bank)	0.58	3/7/09	3,200,000 [a]	3,200,000
Illinois Health Facilities Authority, Revenue
(Ingalls Memorial Hospital) (LOC; Northern Trust Co.)	0.65	3/7/09	13,300,000 [a]	13,300,000
Lake County, MFHR (Whispering Oaks
Apartments Project) (LOC; FHLMC)	0.65	3/7/09	3,250,000 [a]	3,250,000

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana—.8%
Indiana Finance Authority, Health System Revenue,
Refunding (Sisters of Saint Francis Health
Services, Inc. Obligated Group) (LOC; Wells Fargo Bank)	0.54	3/7/09	3,600,000 [a]	3,600,000
Indiana Finance Authority, HR, Refunding
(Floyd Memorial Hospital and Health Services
Project) (LOC; Branch Banking amd Trust Co.)	0.65	3/1/09	4,500,000 [a]	4,500,000
Lawrenceburg, PCR, Refunding (Indiana Michigan
Power Company Project) (LOC; Royal Bank of Scotland)	0.55	3/7/09	8,600,000 [a]	8,600,000
Iowa—2.3%
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project) (LOC; Allied Irish Banks)	2.00	3/1/09	18,475,000 [a]	18,475,000
Iowa Finance Authority, Health Facilities Revenue
(Iowa Health System) (Insured; Assured Guaranty
and Liquidity Facility Landesbank Baden-Wurttemberg)	1.02	3/7/09	6,000,000 [a]	6,000,000
Iowa Finance Authority, Private College Revenue
(Central College Project) (LOC; Wells Fargo Bank)	0.65	3/1/09	3,700,000 [a]	3,700,000
Iowa Finance Authority, Private College Revenue, Refunding
(Drake University Project) (LOC; Wells Fargo Bank)	0.65	3/1/09	20,500,000 [a]	20,500,000
Kansas—1.9%
Olathe, GO Temporary Notes	2.75	6/1/09	40,000,000	40,081,200
Kentucky—1.8%
Boone County, PCR, Refunding (Duke Energy
Kentucky, Inc. Project) (LOC; Wells Fargo Bank)	0.53	3/7/09	6,500,000 [a]	6,500,000
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.60	3/1/09	25,300,000 [a]	25,300,000
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.60	3/1/09	5,000,000 [a]	5,000,000
Louisiana—1.2%
Louisiana Public Facilities Authority, HR, Refunding
(Franciscan Missionaries of Our Lady Health
System Project) (LOC; JPMorgan Chase Bank)	0.55	3/1/09	25,000,000 [a]	25,000,000
Maryland—.7%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital
Acquisition Program) (LOC; Bayerische Landesbank)	0.68	3/7/09	4,000,000 [a]	4,000,000
Maryland Economic Development Corporation, EDR,
Refunding (United States Pharmacopeial
Convention, Inc. Project) (LOC; Bank of America)	0.60	3/1/09	9,865,000 [a]	9,865,000
Massachusetts—7.7%
Braintree, GO Notes, BAN	2.50	8/14/09	40,000,000	40,162,016
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	1.20	3/1/09	21,650,000 [a]	21,650,000
Massachusetts, CP (LOC; JPMorgan Chase Bank)	0.47	5/11/09	22,500,000	22,500,000
Massachusetts, GO Notes, BAN	3.00	3/5/09	10,000,000	10,002,426

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
(Smith College Issue) (Liquidity Facility; JPMorgan Chase Bank)	0.63	3/7/09	63,500,000 [a]	63,500,000
Massachusetts Development Finance Agency, Revenue
(Worcester Polytechnic Institute) (LOC; TD Banknorth NA)	0.60	3/7/09	1,700,000 [a]	1,700,000
Massachusetts Housing Finance Agency, Housing Revenue
(Insured; FSA and Liquidity Facility; Dexia Credit Locale)	3.25	3/7/09	2,170,000 [a]	2,170,000
Michigan—.7%
Michigan Strategic Fund, LOR, Refunding
(The Detroit Edison Company Exempt
Facilities Project) (LOC; Bank of Nova Scotia)	0.65	3/7/09	14,400,000 [a]	14,400,000
Minnesota—1.4%
Minneapolis, Health Care System Revenue
(Fairview Health Services) (LOC; Wells Fargo Bank)	0.53	3/7/09	5,700,000 [a]	5,700,000
Minneapolis, Health Care System Revenue
(Fairview Health Services) (LOC; Wells Fargo Bank)	0.57	3/7/09	2,300,000 [a]	2,300,000
Minnesota Higher Education Facilities
Authority, Revenue (Gustavus Adolphus
College) (LOC; Allied Irish Banks)	1.50	3/7/09	13,950,000 [a]	13,950,000
Rochester, Health Care Facilities Revenue (Mayo Clinic)	1.68	5/7/09	8,000,000	8,000,000
Missouri—.8%
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (SSM Health Care)
(Insured; FSA and Liquidity Facility; Citigroup)	1.62	3/7/09	6,000,000 [a]	6,000,000
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (SSM Health Care)
(Insured; FSA and Liquidity Facility; Dexia Credit Locale)	1.00	3/1/09	10,960,000 [a]	10,960,000
Nebraska—.3%
Lancaster County Hospital Authority Number 1,
Health Facilities Revenue (Immanuel Health
Systems-Williamsburg Project) (LOC; Allied Irish Banks)	1.00	3/1/09	6,100,000 [a]	6,100,000
Nevada—.3%
Clark County, Airport System Subordinate Lien
Revenue (LOC; Landesbank Baden-Wurttemberg)	0.62	3/7/09	7,300,000 [a]	7,300,000
New Hampshire—2.1%
New Hampshire Health and Education Facilities
Authority, Revenue (Crotched Mountain
Rehabilitation Center Issue) (LOC; Allied Irish Banks)	1.50	3/7/09	22,600,000 [a]	22,600,000
New Hampshire Health and Education Facilities
Authority, Revenue (Proctor Academy Issue)
(LOC; Allied Irish Banks)	1.50	3/7/09	5,000,000 [a]	5,000,000
New Hampshire Health and Educational Facilities Authority,
Revenue (Saint Anselm College Issue) (LOC; RBS Citizens NA)	0.65	3/1/09	3,500,000 [a]	3,500,000
New Hampshire Housing Finance Authority, MFHR, Refunding
(EQR-Bond Partnership— Manchester Project) (LOC; FNMA)	0.57	3/7/09	12,700,000 [a]	12,700,000

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—2.3%
Delaware River Port Authority, Revenue,
Refunding (LOC; TD Banknorth NA)	0.50	3/7/09	5,100,000 [a]	5,100,000
New Jersey Economic Development Authority, Revenue,
Refunding (Crane’s Mill Project) (LOC; TD Banknorth NA)	0.52	3/7/09	1,200,000 [a]	1,200,000
New Jersey Health Care Facilities Financing Authority,
Revenue (Rahway Hospital) (LOC; Wachovia Bank)	0.56	3/7/09	4,700,000 [a]	4,700,000
New Jersey Health Care Facilities Financing Authority,
Revenue (Somerset Medical Center Issue) (LOC; TD Banknorth NA)	0.50	3/7/09	3,400,000 [a]	3,400,000
New Jersey Turnpike Authority, Turnpike
Revenue (LOC; JPMorgan Chase Bank)	0.50	3/7/09	34,500,000 [a]	34,500,000
New York—12.5%
Long Island Power Authority, CP (LOC; State Street Bank and Trust Co.)	0.80	3/12/09	11,000,000	11,000,000
Long Island Power Authority, Electric System
Subordinated Revenue (LOC; Bayerische Landesbank)	0.52	3/1/09	5,000,000 [a]	5,000,000
New York City, GO Notes (Liquidity Facility;
Dexia Credit Locale and LOC; Dexia Credit Locale)	1.25	3/1/09	34,230,000 [a]	34,230,000
New York City, GO Notes (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.52	3/1/09	40,000,000 [a]	40,000,000
New York City, GO Notes (LOC; Dexia Credit Locale)	0.58	3/1/09	21,790,000 [a]	21,790,000
New York City Industrial Development Agency, Civic Facility Revenue
(New York Law School Project) (LOC; JPMorgan Chase Bank)	0.53	3/7/09	12,200,000 [a]	12,200,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Fortis Bank)	4.00	3/1/09	95,000,000 [a]	95,000,000
New York City Transitional Finance Authority, Revenue
(New York City Recovery) (Liquidity Facility; Dexia Credit Locale)	0.75	3/1/09	17,300,000 [a]	17,300,000
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.) (LOC; U.S. Bank NA)	0.35	3/7/09	3,750,000 [a]	3,750,000
New York State Dormitory Authority, Consolidated Fifth General
Resolution Revenue (City University System) (LOC; TD Banknorth NA)	0.48	3/7/09	5,000,000 [a]	5,000,000
New York State Dormitory Authority, Revenue
(The College of New Rochelle) (LOC; RBS Citizens NA)	0.58	3/7/09	4,000,000 [a]	4,000,000
New York State Housing Finance Agency, Housing Revenue (42nd
and 10th Avenue Housing) (LOC; Landesbank Baden-Wurttemberg)	0.50	3/7/09	16,000,000 [a]	16,000,000
North Carolina—2.3%
New Hanover County, HR, Refunding (New Hanover Regional Medical
Center) (Insured; FSA and Liquidity Facility; Wells Fargo Bank)	1.65	3/7/09	25,045,000 [a]	25,045,000
North Carolina Medical Care Commission,
Health Care Facilities Revenue (Union Regional
Medical Center Project) (LOC; Wells Fargo Bank)	0.65	3/7/09	13,000,000 [a]	13,000,000
Raleigh, COP (Downtown Improvements Projects)	2.50	1/20/10	10,000,000	10,162,053
Ohio—6.2%
Butler County, Healthcare Facilities Improvement Revenue,
Refunding (Lifesphere Project) (LOC; U.S. Bank NA)	0.58	3/7/09	3,500,000 [a]	3,500,000
Cleveland, Water Revenue (LOC; Allied Irish Banks)	0.50	3/7/09	13,000,000 [a]	13,000,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority,
Cultural Facility Revenue (Cleveland Museum of
Art Project) (Liquidity Facility; JPMorgan Chase Bank)	0.60	3/7/09	20,000,000 [a]	20,000,000
Cuyahoga County, GO Notes, BAN	2.50	12/23/09	30,000,000	30,350,053
Lucas County, HR (ProMedica Healthcare
Obligated Group) (LOC; UBS AG)	0.72	3/7/09	7,800,000 [a]	7,800,000
Lucas County, HR (ProMedica Healthcare
Obligated Group) (LOC; UBS AG)	0.72	3/7/09	5,100,000 [a]	5,100,000
Ohio, HR (University Hospitals Health System, Inc.)
(LOC; Royal Bank of Scotland)	0.62	3/7/09	5,800,000 [a]	5,800,000
Ohio Air Quality Development Authority, PCR, Refunding
(FirstEnergy Generation Corporation Project) (LOC; Bank of America)	0.55	3/1/09	29,000,000 [a]	29,000,000
Ohio Higher Educational Facility, Revenue, Refunding
(Case Western Reserve University Project) (LOC; Allied Irish Banks)	0.45	3/7/09	6,000,000 [a]	6,000,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	0.58	3/7/09	10,000,000 [a]	10,000,000
Oklahoma—1.2%
Oklahoma Development Finance Authority, Revenue,
Refunding (INTEGRIS Baptist Medical Center, Inc.,
INTEGRIS South Oklahoma City Hospital Corporation
and INTEGRIS Rural Health, Inc.) (Insured; Assured
Guaranty and Liquidity Facility; KBC Bank)	1.10	3/7/09	24,360,000 [a]	24,360,000
Oregon—3.5%
Clackamas County Hospital Facility Authority,
Revenue (Legacy Health System)	0.55	3/7/09	4,800,000 [a]	4,800,000
Clackamas County Hospital Facility Authority,
Revenue (Legacy Health System) (LOC; U.S. Bancorp)	0.55	3/7/09	8,900,000 [a]	8,900,000
Medford Hospital Facilities Authority, Revenue
(Cascade Manor Project) (LOC; KBC Bank)	0.65	3/1/09	7,230,000 [a]	7,230,000
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.65	3/1/09	22,000,000 [a]	22,000,000
Multnomah County Hospital Facilities Authority, Revenue,
Refunding (Holladay Park Plaza Project) (LOC; Allied Irish Banks)	0.70	3/1/09	8,135,000 [a]	8,135,000
Yamhill County Hospital Authority, Revenue, Refunding
(Friendsview Retirement Community—Oregon) (LOC; U.S. Bank NA)	0.55	3/1/09	23,170,000 [a]	23,170,000
Pennsylvania—9.0%
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Bank of Nova Scotia)	0.50	3/7/09	30,000,000 [a]	30,000,000
Bucks County Industrial Development Authority, HR
(Grand View Hospital) (LOC; TD Banknorth NA)	0.52	3/7/09	7,000,000 [a]	7,000,000
Delaware Valley Regional Finance Authority,
Local Government Revenue (LOC; Bayerische Landesbank)	0.62	3/7/09	25,500,000 [a]	25,500,000
Delaware Valley Regional Finance Authority,
Local Government Revenue (LOC; Bayerische Landesbank)	0.62	3/7/09	2,900,000 [a]	2,900,000

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Delaware Valley Regional Finance Authority,
Local Government Revenue (LOC; Bayerische Landesbank)	0.62	3/7/09	3,000,000 [a]	3,000,000
Lancaster County, GO Notes (Insured; FSA
and Liquidity Facility; Royal Bank of Canada)	1.25	3/7/09	22,000,000 [a]	22,000,000
Lower Merion School District, GO Notes
(LOC; State Street Bank and Trust Co.)	0.55	3/7/09	4,000,000 [a]	4,000,000
Lower Merion School District, GO Notes (LOC; U.S. Bancorp)	0.55	3/7/09	4,000,000 [a]	4,000,000
Luzerne County, GO Notes (Insured; FSA and
Liquidity Facility; JPMorgan Chase Bank)	1.85	3/7/09	56,500,000 [a]	56,500,000
Parkland School District, GO Notes (Insured;
FSA and Liquidity Facility; Royal Bank of Canada)	1.25	3/7/09	9,245,000 [a]	9,245,000
Philadelphia Authority for Industrial Development,
Revenue (Philadelphia Museum of Art Project)
(LOC; Citizens Bank of Pennsylvania)	0.61	3/7/09	1,500,000 [a]	1,500,000
Quakertown General Authority, Revenue, Refunding
(The Trustees of the University of Pennsylvania Project)	1.65	3/5/09	17,700,000	17,700,000
Southcentral General Authority, Revenue (WellSpan
Health Obligated Group) (LOC; Royal Bank of Scotland)	0.62	3/7/09	6,125,000 [a]	6,125,000
Rhode Island—.3%
Rhode Island Economic Development Corporation, Revenue
(Rhode Island Philharmonic Orchestra Issue) (LOC; Citizens Bank NA)	0.65	3/7/09	7,000,000 [a]	7,000,000
South Carolina—.5%
South Carolina Jobs-Economic Development Authority, HR, Refunding
(Tuomey Regional Medical Center) (LOC; Wells Fargo Bank)	0.61	3/7/09	10,000,000 [a]	10,000,000
South Dakota—.0%
South Dakota Health and Educational Facilities Authority,
Revenue (Regional Health) (LOC; U.S. Bank NA)	0.65	3/1/09	1,000,000 [a]	1,000,000
Tennessee—.8%
Metropolitan Nashville Airport Authority, Airport
Improvement Revenue, Refunding (LOC; Societe Generale)	0.62	3/7/09	5,900,000 [a]	5,900,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.60	3/1/09	10,000,000 [a]	10,000,000
Texas—11.2%
Austin, Water and Wastewater System Revenue,
Refunding (Insured; FSA and Liquidity Facility;
Landesbank Baden-Wurttemberg)	2.85	3/7/09	50,000,000 [a]	50,000,000
Harris County Flood Control District, CP
(LOC; Landesbank Hessen-Thuringen Girozentrale)	0.60	3/3/09	34,505,000	34,505,000
Richardson Independent School District, Unlimited Tax
School Building Bonds (Liquidity Facility; DEPFA Bank
PLC and LOC; Permanent School Fund Guarantee Program)	2.10	4/1/09	20,300,000	20,300,000
Southwest Higher Education Authority, Inc., Higher Education
Revenue (Southern Methodist University Project)
(Liquidity Facility; Bank of America)	0.70	3/7/09	82,500,000 [a]	82,500,000
Southwest Higher Education Authority, Inc., Higher
Education Revenue (Southern Methodist University
Project) (LOC; Landesbank Hessen-Thuringen Girozentrale)	0.49	3/1/09	13,445,000 [a]	13,445,000

16

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Travis County Health Facilities Development Corporation, Retirement
Facilities Revenue (Longhorn Village Project) (LOC; Bank of Scotland)	0.53	3/7/09	34,600,000 [a]	34,600,000
Utah—.5%
Emery County, PCR, Refunding (PacifiCorp Projects)
(LOC; Wells Fargo Bank)	0.66	3/7/09	10,000,000 [a]	10,000,000
Vermont—.6%
Vermont Housing Finance Agency, Student Housing
Facilities Revenue (West Block University of
Vermont Apartments Project) (LOC; Bank of Nova Scotia)	0.62	3/7/09	12,075,000 [a]	12,075,000
Virginia—1.3%
Albemarle County Economic Development Authority, HR
(Martha Jefferson Hospital) (LOC; Branch Banking and Trust Co.)	0.65	3/7/09	5,900,000 [a]	5,900,000
Alexandria Industrial Development Authority,
Pooled Loan Program Revenue (LOC; Bank of America)	0.65	3/7/09	5,165,000 [a]	5,165,000
Norfolk Redevelopment and Housing Authority, Revenue,
Refunding (Old Dominion University Real Estate Foundation
Student Housing, LLC University Village Student Housing
Project) (LOC; Bank of America)	0.60	3/1/09	7,555,000 [a]	7,555,000
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.59	3/7/09	8,400,000 [a]	8,400,000
Washington—1.7%
Seattle Housing Authority, Low Income Housing Assistance
Revenue (Foss Home Project) (LOC; Wells Fargo Bank)	0.59	3/7/09	3,600,000 [a]	3,600,000
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	0.67	3/7/09	16,300,000 [a]	16,300,000
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.63	3/7/09	4,500,000 [a]	4,500,000
Washington Health Care Facilities Authority, Revenue
(Southwest Washington Medical Center) (LOC; Allied Irish Banks)	1.25	3/7/09	4,750,000 [a]	4,750,000
Washington Housing Finance Commission, Nonprofit Housing
Revenue (Franke Tobey Jones Project) (LOC; Wells Fargo Bank)	0.90	3/1/09	6,800,000 [a]	6,800,000
Wisconsin—1.9%
Milwaukee, School RAN	3.00	9/3/09	25,000,000	25,176,777
Wisconsin Health and Educational Facilities Authority,
Revenue (Edgewood College) (LOC; U.S. Bank NA)	0.55	3/1/09	6,395,000 [a]	6,395,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Gundersen Lutheran) (LOC; Wells Fargo Bank)	0.53	3/7/09	6,900,000 [a]	6,900,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc.) (LOC; U.S. Bank NA)	0.55	3/1/09	2,000,000 [a]	2,000,000

Total Investments (cost $2,099,205,525)			99.9%	2,099,205,525
Cash and Receivables (Net)			.1%	2,083,896
Net Assets			100.0%	2,101,289,421

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BIGI	Bond Investors Guaranty Insurance
BPA		Bond Purchase Agreement		CGIC	Capital Guaranty Insurance Company
CIC		Continental Insurance Company		CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation			COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
FSA		Financial Security Assurance		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LOC	Letter of Credit
LOR		Limited Obligation Revenue		LR	Lease Revenue
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		PILOT	Payment in Lieu of Taxes
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	95.6
AAA,AA,Ab		Aaa,Aa,Ab		AAA,AA,Ab	4.1
Not Rated[c]		Not Rated[c]		Not Rated[c]	.3
100.0

  Based on total investments.
  Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
  Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the investment adviser to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†	1,888,503,338	2,099,205,525
Cash	1,542,250	—
Receivable for investment securities sold	14,700,570	8,002,308
Interest receivable	3,807,837	2,802,382
Prepaid expenses and other assets	172,809	619,982
	1,908,726,804	2,110,630,197
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	200,638	15,326
Due to Administrator—Note 4(a)	179,632	221,133
Payable for investment securities purchased	8,160,279	—
Cash overdraft due to Custodian	—	9,031,660
Accrued expenses	56,440	72,657
	8,596,989	9,340,776
Net Assets ($)	1,900,129,815	2,101,289,421
Composition of Net Assets ($):
Paid-in capital	1,900,107,922	2,102,840,441
Accumulated net realized gain (loss) on investments	21,893	(1,551,020)
Net Assets ($)	1,900,129,815	2,101,289,421
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,898,117,996	2,101,288,313
Shares Outstanding	1,898,096,135	2,102,840,247
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	2,011,819	1,108
Shares Outstanding	2,011,787	1,109
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	1,888,503,338	2,099,205,525

See notes to financial statements.

The Funds 19

STATEMENT OF OPERATIONS Six Months Ended February 28, 2009 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	14,712,652	18,259,570
Expenses:
Investment advisory fee—Note 4(a)	1,021,730	1,653,061
Administration fee—Note 4(a)	891,655	1,442,040
Treasury insurance expense—Note 2(f)	225,727	407,441
Trustees’ fees and expenses—Note 4(c)	47,472	76,251
Custodian fees—Note 4(b)	42,977	61,535
Registration fees	31,994	37,234
Professional fees	21,265	30,142
Prospectus and shareholders’ reports	4,799	3,574
Shareholder servicing costs—Note 4(b)	2,377	30
Miscellaneous	13,106	22,609
Total Expenses	2,303,102	3,733,917
Less—expense reduction in fees
due to earnings credits—Note 2(b)	(38,316)	(784,392)
Net Expenses	2,264,786	2,949,525
Investment Income—Net	12,447,866	15,310,045
Net realized Gain (Loss) on Investments—Note 2(b) ($)	(5,056)	(499,770)
Net Increase in Net Assets Resulting from Operations	12,442,810	14,810,275

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2009	Year Ended	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008
Operations ($):
Investment income—net	12,447,866	38,825,161	15,310,045	31,488,974
Net realized gain (loss) from investments	(5,056)	27,996	(499,770)	(1,051,250)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,442,810	38,853,157	14,810,275	30,437,724
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,432,507)	(38,779,281)	(15,310,039)	(31,494,944)
Investor Shares	(15,359)	(45,880)	(6)	(23)
Total Dividends	(12,447,866)	(38,825,161)	(15,310,045)	(31,494,967)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,591,000,675	2,209,831,039	2,644,156,802	3,276,852,332
Investor Shares	575,840	701,877	—	—
Dividends reinvested:
Class M Shares	1,112	343	4,606	749
Investor Shares	15,395	45,876	6	23
Cost of shares redeemed:
Class M Shares	(868,744,291)	(1,877,235,783)	(2,172,304,688)	(2,586,121,590)
Investor Shares	(167,348)	(513,869)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	722,681,383	332,829,483	471,856,726	690,731,514
Total Increase (Decrease) In Net Assets	722,676,327	332,857,479	471,356,956	689,674,271
Net Assets ($):
Beginning of Period	1,177,453,488	844,596,009	1,629,932,465	940,258,194
End of Period	1,900,129,815	1,177,453,488	2,101,289,421	1,629,932,465

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market Fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.010	.037	.050	.043	.023	.008
Distributions:
Dividends from investment income—net	(.010)	(.037)	(.050)	(.043)	(.023)	(.008)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.94[a]	3.72	5.16	4.35	2.30	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.34[a]	.30	.30	.31	.31	.33
Ratio of net expenses to average net assets	.33[a]	.30[b]	.30[b]	.31	.31	.33
Ratio of net investment income
to average net assets	1.83[a]	3.53	5.04	4.29	2.36	.82
Net Assets, end of period ($ x 1,000)	1,898,118	1,175,866	843,242	754,727	678,569	471,723

a	Annualized.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.034	.048	.040	.020	.006
Distributions:
Dividends from investment income—net	(.008)	(.034)	(.048)	(.040)	(.020)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.67[a]	3.47	4.89	4.09	2.05	.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[a]	.55	.55	.56	.57	.64
Ratio of net expenses to average net assets	.58[a]	.55[b]	.55[b]	.56	.57	.64
Ratio of net investment income
to average net assets	1.64[a]	3.39	4.80	4.09	2.20	.79
Net Assets, end of period ($ x 1,000)	2,012	1,588	1,354	890	640	213

a	Annualized.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.024	.033	.028	.017	.007
Distributions:
Dividends from investment income—net	(.007)	(.024)	(.033)	(.028)	(.017)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.43[a]	2.39	3.40	2.88	1.68	.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.34[a]	.31	.30	.32	.32	.33
Ratio of net expenses to average net assets	.27[a]	.28	.30[b]	.31	.32[b]	.33
Ratio of net investment income
to average net assets	1.39[a]	2.24	3.35	2.86	1.68	.71
Net Assets, end of period ($ x 1,000)	2,101,288	1,629,931	940,257	734,525	613,375	488,926

a	Annualized.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

24

			Investor Shares
	Six Months Ended
	February 28, 2009		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.021	.031	.026	.014	.005
Distributions:
Dividends from investment income—net	(.006)	(.021)	(.031)	(.026)	(.014)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.17[a]	2.13	3.15	2.62	1.43	.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[a]	.56	.56	.57	.58	.60
Ratio of net expenses to average net assets	.52[a]	.53	.55	.57	.57	.60
Ratio of net investment income
to average net assets	1.14[a]	2.05	3.16	2.60	1.38	.58
Net Assets, end of period ($ x 1,000)	1	1	1	1	1	1

a Annualized.
See notes to financial statements.

The Funds 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-one series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

As of February 28, 2009, MBC Investment Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding shares of BNY Mellon National Municipal Money Market Fund’s Investor shares.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund’ adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

26

Various inputs are used in determining the value of the funds’ investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identi-
cal investments.

Level 2—other significant observable inputs (includ-
ing quoted prices for similar securities, interest rates,
prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including
the funds’ own assumptions in determining the fair
value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Table 1 is a summary of the inputs used as of February 28, 2009 in valuing the funds’ investments:

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to mar-

Table 1.

		Investments in Securities
	Level 1—Quoted	Level 2—Other Significant	Level 3—Significant
	Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	0	1,888,503,338	0	1,888,503,338
BNY Mellon National Municipal
Money Market Fund	0	2,099,205,525	0	2,099,205,525

The Funds 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ket fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital losses carryovers of that fund, if any, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substan-

tially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2009, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax characters of distributions paid to shareholders during the fiscal year ended August 31, 2008 were all ordinary income for the BNY Mellon Money Market Fund and all tax exempt income for the BNY Mellon National Municipal Money Market Fund.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(f) Treasury’s Temporary Guarantee Program: Each fund has entered into a Guarantee Agreement with the United States Department of theTreasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are

28

not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 3—Bank Lines of Credit

The funds participated with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility agreement limited the amount of individual fund borrowings. Interest was charged to the funds based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, the funds’ participation in the BNYM Facility terminated. During the period ended October 15, 2008, the funds did not borrow under the BNYM Facility.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the fol-

lowing annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of NewYork Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
In excess of $6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

The Sub-Administrator has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time. During the period ended February 28, 2009, there was no expense reimbursement pursuant to the undertaking.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers

The Funds 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 28, 2009, pursuant to the Shareholder Services Plan.

Table 1.
BNY Mellon Money Market Fund	$2,339
BNY Mellon National Municipal
Money Market Fund	$ 1

The funds compensate The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 2 summarizes the amounts the funds were charged during the period ended February 28,2009, pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreement.

Table 2.
BNY Mellon Money Market Fund	$22
BNY Mellon National Municipal
Money Market Fund	$17

During the period ended February 28, 2009, each fund was charged $2,394 for services performed by the Chief Compliance Officer.

The funds also compensate The Bank of New York Mellon under a Custody Agreement for providing custodial services for the funds. Table 3 summarizes the amounts the funds were charged during the period ended February 28, 2009 pursuant to the custody agreement.

Table 3.
BNY Mellon Money Market Fund	$42,977
BNY Mellon National Municipal
Money Market Fund	$61,535

Table 4 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

Table 4.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)
BNY Mellon Money Market Fund	198,259	384	—	1,995
BNY Mellon National Municipal Money Market Fund	13,331	—	—	1,995

30

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

©2009 MBSC Securities Corporation
MFTSA0209-MM

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

3

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	4/23/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Sheldon
Christopher Sheldon,
President

Date:	4/23/2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	4/23/2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

5